UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

This report on Form N-CSR relates solely to the Registrant's Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Dividend Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	44.18%	-1.14%	0.25%
Class T (incl. 3.50% sales charge)	47.26%	-0.88%	0.28%
Class B (incl. contingent deferred sales charge) A	46.61%	-1.11%	0.31%
Class C (incl. contingent deferred sales charge) B	50.79%	-0.71%	0.10%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 52.97%, 52.60%, 51.61% and 51.79%, respectively (excluding sales charges), handily beating the S&P 500. Favorable stock picking in a variety of sectors - especially energy, materials, industrials and financials - lifted relative performance. In energy, underweighting Exxon Mobil and not owning Chevron materially aided performance. Additionally, results were bolstered by several out-of-index positions. Norway-based Marine Harvest, the world's biggest producer of farm-raised salmon, benefited from a rebound in the price of salmon. Other contributors were corrugated packaging and building products maker Temple-Inland, specialty chemical producer W.R. Grace & Co. and Belgian brewer Anheuser-Busch InBev. Conversely, lighter-than-index positions in several strong-performing technology stocks detracted. The biggest relative detractor was an underweighted stake in computer and consumer electronics maker Apple, whose stock more than doubled. Underweightings in technology services provider IBM (International Business Machines) - which I sold - and software giant Microsoft were detrimental as well. I also missed a big run-up in the stock price of online retailer Amazon.com, which the fund didn't own at period end.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund: During the past year, the fund's Institutional Class shares returned 53.57%, handily beating the S&P 500. Favorable stock picking in a variety of sectors - especially energy, materials, industrials and financials - lifted relative performance. In energy, underweighting Exxon Mobil and not owning Chevron materially aided performance. Additionally, results were bolstered by several out-of-index positions. Norway-based Marine Harvest, the world's biggest producer of farm-raised salmon, benefited from a rebound in the price of salmon. Other contributors were corrugated packaging and building products maker Temple-Inland, specialty chemical producer W.R. Grace & Co. and Belgian brewer Anheuser-Busch InBev. Conversely, lighter-than-index positions in several strong-performing technology stocks detracted. The biggest relative detractor was an underweighted stake in computer and consumer electronics maker Apple, whose stock more than doubled. Underweightings in technology services provider IBM (International Business Machines) - which I sold - and software giant Microsoft were detrimental as well. I also missed a big run-up in the stock price of online retailer Amazon.com, which the fund didn't own at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,228.40	$ 6.98
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,227.70	$ 8.38
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,223.80	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,223.10	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,231.80	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.46	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.2	2.7
Pfizer, Inc.	2.0	1.6
JPMorgan Chase & Co.	1.9	2.0
Bank of America Corp.	1.9	1.9
PNC Financial Services Group, Inc.	1.6	1.4
Cisco Systems, Inc.	1.4	1.5
The Coca-Cola Co.	1.4	0.5
Merck & Co., Inc.	1.3	0.8
Hewlett-Packard Co.	1.2	0.9
Google, Inc. Class A	1.2	0.5
	16.1
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	18.1
Financials	17.2	17.7
Health Care	12.6	12.1
Energy	11.5	14.4
Consumer Discretionary	10.2	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks and Investment Companies 98.2%		Stocks and Investment Companies 102.1%
	Bonds 0.3%		Bonds 0.2%
	Convertible Securities 1.0%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets† (4.6)%
* Foreign investments	15.4%	** Foreign investments	13.3%
† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.7%
BorgWarner, Inc.	19,100	$ 577
Johnson Controls, Inc.	77,049	2,084
Stoneridge, Inc. (a)	86,200	603
The Goodyear Tire & Rubber Co. (a)	110,200	1,511
TRW Automotive Holdings Corp. (a)	55,200	1,201
		5,976
Automobiles - 0.4%
Fiat SpA (a)	54,900	810
Harley-Davidson, Inc.	20,900	609
Mazda Motor Corp.	76,000	162
Thor Industries, Inc.	42,900	1,221
Winnebago Industries, Inc. (a)	59,304	643
		3,445
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,600	605
Hillenbrand, Inc.	39,640	725
Regis Corp.	45,079	706
Service Corp. International	112,000	865
Stewart Enterprises, Inc. Class A	240,646	1,126
		4,027
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	119,342	1,647
DineEquity, Inc. (c)	82,200	1,752
NH Hoteles SA (a)	93,500	497
O'Charleys, Inc. (a)	57,300	368
Red Robin Gourmet Burgers, Inc. (a)	16,600	259
Sol Melia SA (c)	42,732	356
Sonic Corp. (a)	119,700	1,154
Starwood Hotels & Resorts Worldwide, Inc.	66,500	2,129
Wyndham Worldwide Corp.	235,985	4,382
		12,544
Household Durables - 1.1%
Black & Decker Corp.	13,100	795
Dorel Industries, Inc. Class B (sub. vtg.)	12,800	395
Hooker Furniture Corp.	39,355	480
Mohawk Industries, Inc. (a)	43,300	1,779
Newell Rubbermaid, Inc.	69,000	1,001
Pulte Homes, Inc.	109,812	1,004
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Stanley Furniture Co., Inc.	29,700	$ 221
Whirlpool Corp.	47,100	3,493
		9,168
Media - 2.9%
Cablevision Systems Corp. - NY Group Class A	59,900	1,499
CC Media Holdings, Inc. Class A (a)	134,400	396
Comcast Corp.:
Class A	5,697	84
Class A (special) (non-vtg.)	228,299	3,153
DIRECTV (a)	145,506	4,602
DISH Network Corp. Class A	99,000	2,050
Informa PLC	185,471	847
Lamar Advertising Co. Class A (a)(c)	60,779	1,682
Liberty Media Corp. Starz Series A (a)	10,780	516
McGraw-Hill Companies, Inc.	48,300	1,447
The Walt Disney Co.	51,893	1,568
Time Warner Cable, Inc.	76,375	3,199
United Business Media Ltd.	61,600	441
Viacom, Inc. Class B (non-vtg.) (a)	52,056	1,543
		23,027
Multiline Retail - 0.4%
Target Corp.	66,536	3,098
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	53,300	2,095
Asbury Automotive Group, Inc. (a)	47,300	504
Best Buy Co., Inc.	22,157	949
Big 5 Sporting Goods Corp.	51,600	843
Cabela's, Inc. Class A (a)(c)	31,500	380
Carphone Warehouse Group PLC	143,753	451
Casual Male Retail Group, Inc. (a)	245,000	639
Gymboree Corp. (a)	17,800	711
Home Depot, Inc.	41,407	1,133
Jo-Ann Stores, Inc. (a)	800	27
Lowe's Companies, Inc.	226,700	4,944
Lumber Liquidators, Inc. (a)(c)	40,204	950
MarineMax, Inc. (a)	50,700	355
OfficeMax, Inc. (a)	85,500	905
RadioShack Corp.	25,800	487
Sally Beauty Holdings, Inc. (a)	145,375	1,015
Staples, Inc.	118,318	2,759
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Children's Place Retail Stores, Inc. (a)	15,200	$ 485
Zale Corp. (a)(c)	52,815	248
		19,880
Textiles, Apparel & Luxury Goods - 0.1%
American Apparel, Inc. (a)	165,109	489
Iconix Brand Group, Inc. (a)	33,800	381
		870
TOTAL CONSUMER DISCRETIONARY		82,035
CONSUMER STAPLES - 9.5%
Beverages - 2.3%
Anheuser-Busch InBev SA NV	70,120	3,499
Carlsberg AS Series B	12,700	910
Coca-Cola Enterprises, Inc.	83,200	1,635
Dr Pepper Snapple Group, Inc.	8,900	233
Fomento Economico Mexicano SAB de CV sponsored ADR	21,300	969
Pernod-Ricard SA	400	34
Pernod-Ricard SA rights 11/30/09 (a)	400	1
Remy Cointreau SA	3,400	171
The Coca-Cola Co.	190,700	10,908
		18,360
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	178,491	5,535
Kroger Co.	61,300	1,394
PriceSmart, Inc.	43,800	823
Safeway, Inc.	45,300	1,019
Wal-Mart Stores, Inc.	144,457	7,880
Walgreen Co.	39,200	1,524
Winn-Dixie Stores, Inc. (a)	184,100	1,985
		20,160
Food Products - 2.7%
Bunge Ltd.	15,400	953
Calavo Growers, Inc.	34,900	589
Cermaq ASA (a)	25,400	260
Corn Products International, Inc.	37,684	1,057
Danone	16,068	960
Global Bio-Chem Technology Group Co. Ltd.	2,304,000	523
Kellogg Co.	16,900	889
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Leroy Seafood Group ASA	57,700	$ 1,159
M. Dias Branco SA	5,100	115
Marine Harvest ASA (a)(c)	6,648,000	4,978
Nestle SA (Reg.)	41,251	1,950
Ralcorp Holdings, Inc. (a)	18,400	1,066
Smithfield Foods, Inc. (a)(c)	140,100	2,169
Tingyi (Cayman Island) Holding Corp.	204,000	505
Tyson Foods, Inc. Class A	248,950	2,992
Unilever NV (Certificaten Van Aandelen) unit	44,700	1,369
		21,534
Household Products - 0.6%
Energizer Holdings, Inc. (a)	22,697	1,279
Hypermarcas SA (a)	2,100	45
Procter & Gamble Co.	59,549	3,713
		5,037
Personal Products - 0.6%
Avon Products, Inc.	68,485	2,346
BaWang International (Group) Holding Ltd.	830,000	416
Hengan International Group Co. Ltd.	146,000	1,048
NBTY, Inc. (a)	40,075	1,609
		5,419
Tobacco - 0.8%
Imperial Tobacco Group PLC	12,380	360
Lorillard, Inc.	21,863	1,703
Philip Morris International, Inc.	89,300	4,294
		6,357
TOTAL CONSUMER STAPLES		76,867
ENERGY - 11.2%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	11,500	469
BJ Services Co.	57,400	1,078
Global Industries Ltd. (a)	44,839	263
Halliburton Co.	76,900	2,258
Helix Energy Solutions Group, Inc. (a)	69,500	817
Nabors Industries Ltd. (a)	61,386	1,268
National Oilwell Varco, Inc.	163,400	7,029
Noble Corp.	42,366	1,750
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	91,300	$ 457
Patterson-UTI Energy, Inc.	17,900	275
Pride International, Inc. (a)	44,400	1,404
Schlumberger Ltd.	50,741	3,242
Scorpion Offshore Ltd. (a)	251,500	1,121
Seahawk Drilling, Inc. (a)	20,037	431
Smith International, Inc.	101,700	2,764
Superior Well Services, Inc. (a)	6,800	88
Union Drilling, Inc. (a)	76,928	460
Weatherford International Ltd. (a)	323,264	5,399
		30,573
Oil, Gas & Consumable Fuels - 7.4%
Alpha Natural Resources, Inc. (a)	23,360	864
Anadarko Petroleum Corp.	36,600	2,179
Arch Coal, Inc.	130,805	2,729
Arena Resources, Inc. (a)	9,300	380
Berry Petroleum Co. Class A	64,400	1,760
Brigham Exploration Co. (a)	205,200	2,142
Cabot Oil & Gas Corp.	16,994	651
Chesapeake Energy Corp.	194,200	4,645
Cimarex Energy Co.	18,200	852
Cloud Peak Energy, Inc.	30,500	412
Compton Petroleum Corp. (a)	170,600	150
Concho Resources, Inc. (a)	27,200	1,112
Denbury Resources, Inc. (a)	103,800	1,377
EXCO Resources, Inc.	115,261	1,950
Exxon Mobil Corp.	7,495	563
Hess Corp.	36,900	2,139
Holly Corp.	33,700	858
Iteration Energy Ltd. (a)	91,100	97
Keyera Facilities Income Fund	37,062	802
Lukoil Oil Co. sponsored ADR	8,869	515
Niko Resources Ltd.	10,600	887
Northern Oil & Gas, Inc. (a)(c)	133,310	1,220
Occidental Petroleum Corp.	40,400	3,264
OPTI Canada, Inc. (a)	588,300	1,154
OPTI Canada, Inc. (a)(d)	280,600	550
Penn Virginia Corp.	24,000	435
PetroBakken Energy Ltd. Class A	52,568	1,501
Petrohawk Energy Corp. (a)	314,613	7,028
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petroleo Brasileiro SA - Petrobras sponsored ADR	9,500	$ 487
Plains Exploration & Production Co. (a)	148,400	4,038
Range Resources Corp.	57,900	2,729
Rosetta Resources, Inc. (a)	85,900	1,353
SandRidge Energy, Inc. (a)	124,289	1,166
Southwestern Energy Co. (a)	88,200	3,877
Suncor Energy, Inc.	73,280	2,631
Venoco, Inc. (a)	93,794	1,046
		59,543
TOTAL ENERGY		90,116
FINANCIALS - 17.0%
Capital Markets - 1.6%
AllianceBernstein Holding LP	28,300	716
Bank of New York Mellon Corp.	8,500	226
Bank Sarasin & Co. Ltd. Series B (Reg.)	21,260	800
Charles Schwab Corp.	94,531	1,733
Fortress Investment Group LLC (a)(c)	42,650	171
GCA Savvian Group Corp.	211	266
Janus Capital Group, Inc.	69,500	910
Morgan Stanley	156,700	4,949
Nomura Holdings, Inc.	68,400	491
Northern Trust Corp.	20,100	995
optionsXpress Holdings, Inc.	6,347	97
State Street Corp.	30,200	1,247
		12,601
Commercial Banks - 5.7%
Associated Banc-Corp.	99,700	1,131
CapitalSource, Inc.	594,955	2,183
Huntington Bancshares, Inc.	270,400	1,033
Mitsubishi UFJ Financial Group, Inc.	529,700	2,917
PNC Financial Services Group, Inc.	231,453	13,195
Regions Financial Corp.	105,800	620
Sumitomo Mitsui Financial Group, Inc.	47,300	1,546
SVB Financial Group (a)	32,862	1,244
U.S. Bancorp, Delaware	103,800	2,505
Wells Fargo & Co.	631,215	17,685
Wilmington Trust Corp., Delaware	141,553	1,737
		45,796
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.6%
American Express Co.	8,500	$ 356
Capital One Financial Corp.	44,700	1,715
Discover Financial Services	105,487	1,631
ORIX Corp.	13,130	905
		4,607
Diversified Financial Services - 5.2%
Bank of America Corp.	958,221	15,188
BM&F BOVESPA SA	236,100	1,576
CME Group, Inc.	7,200	2,363
Deutsche Boerse AG	11,839	986
JPMorgan Chase & Co.	372,100	15,811
Moody's Corp. (c)	64,954	1,509
PICO Holdings, Inc. (a)	151,951	4,549
		41,982
Insurance - 1.8%
ACE Ltd.	21,700	1,057
Assured Guaranty Ltd.	41,000	930
Endurance Specialty Holdings Ltd.	13,500	505
Everest Re Group Ltd.	14,900	1,268
Genworth Financial, Inc. Class A (a)	176,700	1,903
Lincoln National Corp.	92,800	2,126
Loews Corp.	24,300	861
Maiden Holdings Ltd. (d)	74,666	563
MBIA, Inc. (a)(c)	154,423	534
MetLife, Inc.	30,574	1,045
Montpelier Re Holdings Ltd.	47,900	802
Platinum Underwriters Holdings Ltd.	16,200	572
Protective Life Corp.	60,000	992
The First American Corp.	7,200	228
Validus Holdings Ltd.	19,100	506
XL Capital Ltd. Class A	30,145	552
		14,444
Real Estate Investment Trusts - 0.9%
British Land Co. PLC	28,731	211
CapitaCommercial Trust (REIT)	195,000	162
CBL & Associates Properties, Inc.	70,300	651
Cypress Sharpridge Investments, Inc.	2,100	28
Developers Diversified Realty Corp.	33,503	339
Duke Realty LP	32,500	364
Franklin Street Properties Corp.	8,500	96
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kite Realty Group Trust	12,700	$ 40
ProLogis Trust	133,300	1,744
Segro PLC	73,700	395
SL Green Realty Corp.	34,200	1,519
The Macerich Co. (c)	14,600	434
U-Store-It Trust	44,577	290
Vornado Realty Trust	14,114	924
		7,197
Real Estate Management & Development - 1.2%
Allgreen Properties Ltd.	231,000	190
Avatar Holdings, Inc. (a)	7,300	112
Capital & Regional PLC (a)	190,007	121
CB Richard Ellis Group, Inc. Class A (a)	471,000	5,384
Forest City Enterprises, Inc. Class A	18,400	197
Iguatemi Empresa de Shopping Centers SA	46,600	747
Jones Lang LaSalle, Inc.	30,800	1,567
Kenedix, Inc. (a)	1,225	357
Unite Group PLC	193,416	859
		9,534
Thrifts & Mortgage Finance - 0.0%
Ocwen Financial Corp. (a)	26,257	245
Washington Federal, Inc.	8,700	166
		411
TOTAL FINANCIALS		136,572
HEALTH CARE - 12.5%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	13,900	630
Amgen, Inc. (a)	75,000	4,226
Amylin Pharmaceuticals, Inc. (a)	9,800	140
Biogen Idec, Inc. (a)	18,400	864
Clinical Data, Inc. (a)	53,752	839
Dendreon Corp. (a)(c)	32,400	886
DUSA Pharmaceuticals, Inc. (a)(c)	77,972	115
Genzyme Corp. (a)	38,850	1,970
Human Genome Sciences, Inc. (a)	78,400	2,181
ImmunoGen, Inc. (a)	5,200	41
Maxygen, Inc. (a)	43,375	236
Micromet, Inc. (a)	47,900	327
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
OREXIGEN Therapeutics, Inc. (a)	124,394	$ 830
Protalix BioTherapeutics, Inc. (a)	96,609	953
Rigel Pharmaceuticals, Inc. (a)	74,100	561
Theravance, Inc. (a)	164,380	2,163
United Therapeutics Corp. (a)	27,200	1,240
Vertex Pharmaceuticals, Inc. (a)	11,300	439
		18,641
Health Care Equipment & Supplies - 2.1%
Beckman Coulter, Inc.	18,700	1,215
C. R. Bard, Inc.	22,230	1,828
Cooper Companies, Inc.	19,604	657
Covidien PLC	85,802	4,017
ev3, Inc. (a)	61,852	786
Inverness Medical Innovations, Inc. (a)	30,700	1,291
Nobel Biocare Holding AG (Switzerland)	24,205	719
Orthofix International NV (a)	33,781	1,022
Sonova Holding AG	13,669	1,623
St. Jude Medical, Inc. (a)	20,100	738
Stryker Corp.	28,800	1,452
William Demant Holding AS (a)	12,900	929
Wright Medical Group, Inc. (a)	46,350	834
		17,111
Health Care Providers & Services - 3.2%
Aetna, Inc.	44,200	1,287
Brookdale Senior Living, Inc. (a)	119,600	1,863
CIGNA Corp.	189,480	6,079
Community Health Systems, Inc. (a)	30,000	915
Emeritus Corp. (a)	15,597	244
Express Scripts, Inc. (a)	41,800	3,586
Health Net, Inc. (a)	24,277	515
Henry Schein, Inc. (a)	7,700	382
Humana, Inc. (a)	27,800	1,154
McKesson Corp.	18,100	1,123
Medco Health Solutions, Inc. (a)	48,600	3,070
Quest Diagnostics, Inc.	18,400	1,066
RehabCare Group, Inc. (a)	6,000	169
Triple-S Management Corp. (a)	51,364	825
UnitedHealth Group, Inc.	64,459	1,848
Universal Health Services, Inc. Class B	29,300	1,638
		25,764
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	23,500	$ 1,170
Thermo Fisher Scientific, Inc. (a)	15,000	708
		1,878
Pharmaceuticals - 4.6%
Abbott Laboratories	12,401	676
Allergan, Inc.	33,381	1,940
Ardea Biosciences, Inc. (a)	63,808	859
Cadence Pharmaceuticals, Inc. (a)(c)	117,734	1,011
Merck & Co., Inc.	294,195	10,653
Novartis AG sponsored ADR	14,100	784
Novo Nordisk AS Series B	16,033	1,075
Pfizer, Inc.	873,100	15,864
Sanofi-Aventis	26,640	2,015
Teva Pharmaceutical Industries Ltd. sponsored ADR	28,510	1,505
ViroPharma, Inc. (a)	88,700	671
		37,053
TOTAL HEALTH CARE		100,447
INDUSTRIALS - 9.7%
Aerospace & Defense - 2.0%
Alliant Techsystems, Inc. (a)	14,900	1,277
Chemring Group PLC	12,800	570
GeoEye, Inc. (a)	58,709	1,830
Honeywell International, Inc.	57,600	2,216
LMI Aerospace, Inc. (a)	38,834	414
Orbital Sciences Corp. (a)	61,400	769
Precision Castparts Corp.	15,719	1,630
Raytheon Co.	35,700	1,840
United Technologies Corp.	81,900	5,507
		16,053
Airlines - 0.2%
Delta Air Lines, Inc. (a)	179,325	1,469
Building Products - 0.5%
Masco Corp.	140,300	1,905
Owens Corning (a)	67,375	1,592
USG Corp. (a)(c)	16,900	234
		3,731
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Clean Harbors, Inc. (a)	21,510	$ 1,151
Consolidated Graphics, Inc. (a)	13,400	395
R.R. Donnelley & Sons Co.	120,497	2,480
Republic Services, Inc.	61,500	1,734
Viad Corp.	1,300	24
		5,784
Construction & Engineering - 0.3%
Fluor Corp.	10,300	438
Great Lakes Dredge & Dock Corp.	195,526	1,152
Jacobs Engineering Group, Inc. (a)	2,600	91
MYR Group, Inc. (a)	29,839	466
		2,147
Electrical Equipment - 0.9%
AMETEK, Inc.	24,145	883
Cooper Industries PLC Class A	66,149	2,824
First Solar, Inc. (a)	5,800	691
Prysmian SpA	17,100	288
Renewable Energy Corp. AS (a)(c)	178,820	1,135
Roper Industries, Inc.	8,300	432
Schneider Electric SA	8,312	910
SunPower Corp. Class B (a)	32,600	583
		7,746
Industrial Conglomerates - 0.9%
Koninklijke Philips Electronics NV	63,600	1,741
Rheinmetall AG	24,300	1,452
Siemens AG sponsored ADR	5,500	542
Textron, Inc.	178,068	3,570
		7,305
Machinery - 1.9%
Briggs & Stratton Corp.	48,975	924
Columbus McKinnon Corp. (NY Shares) (a)	34,336	539
Cummins, Inc.	66,300	2,977
Danaher Corp.	21,600	1,532
Gardner Denver, Inc.	15,600	584
Ingersoll-Rand Co. Ltd.	55,176	1,952
JTEKT Corp.	67,300	652
Navistar International Corp. (a)	83,100	2,743
The Stanley Works	17,500	850
Timken Co.	45,300	1,118
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Trinity Industries, Inc.	26,800	$ 506
Vallourec SA	8,000	1,338
		15,715
Professional Services - 0.3%
Manpower, Inc.	8,700	429
Monster Worldwide, Inc. (a)	60,000	877
Randstad Holdings NV (a)	854	37
Robert Half International, Inc.	36,700	820
		2,163
Road & Rail - 2.0%
Arkansas Best Corp.	38,400	945
Avis Budget Group, Inc. (a)	99,500	970
Con-way, Inc.	30,500	924
CSX Corp.	75,500	3,585
Knight Transportation, Inc.	29,700	505
Norfolk Southern Corp.	32,500	1,671
Saia, Inc. (a)	55,800	805
Union Pacific Corp.	78,600	4,972
Universal Truckload Services, Inc.	113,406	1,727
		16,104
Trading Companies & Distributors - 0.0%
Wolseley PLC (a)	17,773	339
TOTAL INDUSTRIALS		78,556
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 3.0%
Adtran, Inc.	53,429	1,129
Cisco Systems, Inc. (a)	495,800	11,602
Comverse Technology, Inc. (a)	150,300	1,323
Harris Stratex Networks, Inc. Class A (a)	48,219	303
Infinera Corp. (a)	108,832	896
Juniper Networks, Inc. (a)	171,900	4,492
Motorola, Inc.	386,446	3,095
QUALCOMM, Inc.	31,992	1,440
		24,280
Computers & Peripherals - 2.3%
Apple, Inc. (a)	25,400	5,078
Hewlett-Packard Co.	201,000	9,861
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Netezza Corp. (a)	76,383	$ 775
QLogic Corp. (a)	25,636	460
Seagate Technology	159,100	2,407
		18,581
Electronic Equipment & Components - 2.2%
Agilent Technologies, Inc. (a)	117,787	3,406
Amphenol Corp. Class A	40,168	1,655
Anixter International, Inc. (a)	3,900	169
Arrow Electronics, Inc. (a)	62,400	1,640
Avnet, Inc. (a)	89,600	2,442
Bell Microproducts, Inc. (a)	350,800	1,087
Corning, Inc.	178,400	2,976
FLIR Systems, Inc. (a)	15,685	450
Ingram Micro, Inc. Class A (a)	50,400	856
Insight Enterprises, Inc. (a)	1,300	13
Itron, Inc. (a)	20,387	1,239
Keyence Corp.	3,000	600
Omron Corp.	15,000	250
Tyco Electronics Ltd.	50,477	1,172
		17,955
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)	27,700	665
Google, Inc. Class A (a)	16,000	9,328
NetEase.com, Inc. sponsored ADR (a)	32,300	1,235
Open Text Corp. (a)	14,800	559
VeriSign, Inc. (a)	106,014	2,379
		14,166
IT Services - 1.2%
Alliance Data Systems Corp. (a)	34,100	2,080
Atos Origin SA (a)	18,793	822
China Information Security Technology, Inc. (a)	62,200	371
Fidelity National Information Services, Inc.	144,391	3,263
Hewitt Associates, Inc. Class A (a)	35,073	1,409
Lender Processing Services, Inc.	19,555	817
Visa, Inc. Class A	7,700	624
Wright Express Corp. (a)	5,146	150
		9,536
Office Electronics - 0.1%
Xerox Corp.	126,900	977
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	57,700	$ 1,730
Applied Materials, Inc.	129,271	1,591
ASM International NV (Netherlands) (a)	4,300	97
Atmel Corp. (a)	1,315,374	5,222
Cymer, Inc. (a)	37,900	1,267
Fairchild Semiconductor International, Inc. (a)	269,400	2,182
Himax Technologies, Inc. sponsored ADR	231,264	604
International Rectifier Corp. (a)	29,809	558
Kulicke & Soffa Industries, Inc. (a)	177,465	806
Lam Research Corp. (a)	201,407	6,846
LTX-Credence Corp. (a)	1,404,236	1,896
Maxim Integrated Products, Inc.	96,000	1,690
MEMC Electronic Materials, Inc. (a)	46,900	565
Micron Technology, Inc. (a)	305,700	2,299
National Semiconductor Corp.	73,023	1,066
NVIDIA Corp. (a)	68,000	888
ON Semiconductor Corp. (a)	578,802	4,492
Standard Microsystems Corp. (a)	24,000	462
Teradyne, Inc. (a)	78,300	694
Varian Semiconductor Equipment Associates, Inc. (a)	44,475	1,296
Verigy Ltd. (a)	34,100	355
		36,606
Software - 2.2%
Activision Blizzard, Inc. (a)	16,900	192
Adobe Systems, Inc. (a)	42,455	1,489
BMC Software, Inc. (a)	30,900	1,197
Citrix Systems, Inc. (a)	45,972	1,755
Giant Interactive Group, Inc. ADR (c)	124,896	878
Informatica Corp. (a)	46,300	1,039
Microsoft Corp.	226,600	6,664
Misys PLC (a)	78,400	263
Nuance Communications, Inc. (a)	54,976	835
Oracle Corp.	133,000	2,937
Perfect World Co. Ltd. sponsored ADR Class B (a)	8,900	393
		17,642
TOTAL INFORMATION TECHNOLOGY		139,743
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 6.3%
Chemicals - 3.1%
Air Products & Chemicals, Inc.	17,400	$ 1,443
Airgas, Inc.	13,900	643
Albemarle Corp.	32,600	1,100
Ashland, Inc.	50,387	1,810
Celanese Corp. Class A	108,103	3,217
Clariant AG (Reg.) (a)	7,680	80
Dow Chemical Co.	130,965	3,638
Ferro Corp.	139,500	903
Huabao International Holdings Ltd.	631,000	668
Monsanto Co.	18,200	1,470
Rockwood Holdings, Inc. (a)	21,788	490
Solutia, Inc. (a)	203,300	2,190
Spartech Corp.	163,361	1,776
The Mosaic Co.	27,200	1,481
W.R. Grace & Co. (a)	162,126	3,706
		24,615
Construction Materials - 0.3%
Eagle Materials, Inc.	16,200	437
HeidelbergCement AG	36,397	2,415
		2,852
Containers & Packaging - 0.6%
Ball Corp.	17	1
Owens-Illinois, Inc. (a)	65,130	2,037
Rock-Tenn Co. Class A	5,100	230
Temple-Inland, Inc.	134,068	2,412
		4,680
Metals & Mining - 2.1%
Agnico-Eagle Mines Ltd. (Canada)	8,000	499
Canplats Resources Corp. (a)	4,200	13
Commercial Metals Co.	83,200	1,323
Consolidated Thompson Iron Mines Ltd. (a)	2,100	11
Eldorado Gold Corp. (a)	255,100	3,396
First Quantum Minerals Ltd.	2,600	203
Grande Cache Coal Corp. (a)	90,400	355
Gulf Resources, Inc. (a)(c)	67,236	604
Ivanhoe Mines Ltd. (a)	201,000	2,377
Lihir Gold Ltd.	427,775	1,410
Mitsubishi Materials Corp.	154,000	366
Newcrest Mining Ltd.	50,655	1,707
Nucor Corp.	11,300	479
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Quadra Mining Ltd. (a)	8,700	$ 101
Randgold Resources Ltd. sponsored ADR	13,200	1,119
Rio Tinto PLC (Reg.)	20,000	1,019
Seabridge Gold, Inc. (a)	1,300	33
Sino Gold Mining Ltd. (a)	157,207	1,137
Steel Dynamics, Inc.	23,100	391
Timminco Ltd. (a)(c)	118,900	159
		16,702
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	52,800	2,056
TOTAL MATERIALS		50,905
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	55,116	1,485
Iliad Group SA	13,223	1,592
Qwest Communications International, Inc.	318,843	1,164
Verizon Communications, Inc.	95,461	3,003
		7,244
Wireless Telecommunication Services - 0.7%
MTN Group Ltd.	25,100	403
Sprint Nextel Corp. (a)	958,900	3,558
Vivo Participacoes SA sponsored ADR	47,200	1,440
		5,401
TOTAL TELECOMMUNICATION SERVICES		12,645
UTILITIES - 2.5%
Electric Utilities - 1.0%
Allegheny Energy, Inc.	89,900	1,976
Centrais Electricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	23,000	348
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	51,400	924
CPFL Energia SA sponsored ADR	2,600	149
Entergy Corp.	23,502	1,848
FirstEnergy Corp.	58,500	2,520
		7,765
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.2%
EQT Corp.	13,757	$ 566
Questar Corp.	7,000	278
Xinao Gas Holdings Ltd.	394,000	993
		1,837
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	112,300	1,431
Constellation Energy Group, Inc.	15,400	490
NRG Energy, Inc. (a)	137,461	3,291
RRI Energy, Inc. (a)	173,950	856
		6,068
Multi-Utilities - 0.5%
CMS Energy Corp. (c)	195,600	2,785
Sempra Energy	21,200	1,127
		3,912
Water Utilities - 0.0%
American Water Works Co., Inc.	8,500	189
TOTAL UTILITIES		19,771
TOTAL COMMON STOCKS (Cost $759,705)		787,657
Convertible Preferred Stocks - 0.5%

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
SandRidge Energy, Inc. 8.50% (a)(d)	9,700	1,353
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	23,800	2,819
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,170)		4,172
Investment Companies - 0.4%

Ares Capital Corp. (Cost $3,177)	251,968	2,928
Corporate Bonds - 0.8%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.5%
FINANCIALS - 0.2%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16 (d)	$ 650	$ 677
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (a)(d)	1,845	867
TOTAL FINANCIALS		1,544
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (d)	870	822
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
United Rentals, Inc. 4% 11/15/15	190	202
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14 (d)	470	955
TOTAL CONVERTIBLE BONDS		3,523
Nonconvertible Bonds - 0.3%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	620	490
8.25% 12/15/14	625	498
		988
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc. 10.125% 12/15/16	2,462	1,717
TOTAL NONCONVERTIBLE BONDS		2,705
TOTAL CORPORATE BONDS (Cost $5,328)		6,228
Money Market Funds - 1.1%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $8,965)	8,964,669	$ 8,965
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $780,345)		809,950
NET OTHER ASSETS - (0.6)%		(4,588)
NET ASSETS - 100%		$ 805,362
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,787,000 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 14
Fidelity Securities Lending Cash Central Fund	158
Total	$ 172
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 82,035	$ 81,873	$ 162	$ -
Consumer Staples	76,867	76,866	1	-
Energy	91,469	90,116	1,353	-
Financials	136,572	130,090	6,482	-
Health Care	100,447	98,432	2,015	-
Industrials	78,556	76,163	2,393	-
Information Technology	139,743	138,893	850	-
Materials	53,724	49,520	4,204	-
Telecommunication Services	12,645	12,645	-	-
Utilities	19,771	19,771	-	-
Investment Companies	2,928	2,928	-	-
Corporate Bonds	6,228	-	6,228	-
Money Market Funds	8,965	8,965	-	-
Total Investments in Securities:	$ 809,950	$ 786,262	$ 23,688	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 3,694
Total Realized Gain (Loss)	2,692
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	93
Proceeds of Sales	(6,478)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.6%
Canada	2.0%
Switzerland	1.8%
Japan	1.3%
Ireland	1.0%
Bermuda	1.0%
France	1.0%
Others (individually less than 1%)	7.3%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $285,713,000 of which $168,027,000 and $117,686,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $8,548) - See accompanying schedule: Unaffiliated issuers (cost $771,380)	$ 800,985
Fidelity Central Funds (cost $8,965)	8,965
Total Investments (cost $780,345)		$ 809,950
Receivable for investments sold		10,632
Receivable for fund shares sold		808
Dividends receivable		1,387
Interest receivable		169
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		4
Other receivables		12
Total assets		822,967

Liabilities
Payable to custodian bank	$ 259
Payable for investments purchased	5,339
Payable for fund shares redeemed	2,002
Accrued management fee	402
Distribution fees payable	342
Other affiliated payables	226
Other payables and accrued expenses	70
Collateral on securities loaned, at value	8,965
Total liabilities		17,605

Net Assets		$ 805,362
Net Assets consist of:
Paid in capital		$ 1,076,188
Undistributed net investment income		1,137
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(301,572)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,609
Net Assets		$ 805,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($240,274 ÷ 24,158.6 shares)	$ 9.95

Maximum offering price per share (100/94.25 of $9.95)	$ 10.56
Class T: Net Asset Value and redemption price per share ($305,101 ÷ 30,767.9 shares)	$ 9.92

Maximum offering price per share (100/96.50 of $9.92)	$ 10.28
Class B: Net Asset Value and offering price per share ($69,221 ÷ 7,147.3 shares)A	$ 9.68

Class C: Net Asset Value and offering price per share ($124,664 ÷ 12,912.0 shares)A	$ 9.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($66,102 ÷ 6,413.9 shares)	$ 10.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,543
Interest		645
Income from Fidelity Central Funds		172
Total income		11,360

Expenses
Management fee Basic fee	$ 3,909
Performance adjustment	(1,034)
Transfer agent fees	2,158
Distribution fees	3,597
Accounting and security lending fees	277
Custodian fees and expenses	151
Independent trustees' compensation	5
Registration fees	71
Audit	50
Legal	6
Interest	1
Miscellaneous	21
Total expenses before reductions	9,212
Expense reductions	(51)	9,161
Net investment income (loss)		2,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,066)
Foreign currency transactions	1
Total net realized gain (loss)		(82,065)
Change in net unrealized appreciation (depreciation) on: Investment securities	372,377
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		372,369
Net gain (loss)		290,304
Net increase (decrease) in net assets resulting from operations		$ 292,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,199	$ 18,311
Net realized gain (loss)	(82,065)	(306,180)
Change in net unrealized appreciation (depreciation)	372,369	(717,143)
Net increase (decrease) in net assets resulting from operations	292,503	(1,005,012)
Distributions to shareholders from net investment income	(9,304)	(17,860)
Distributions to shareholders from net realized gain	-	(209,478)
Total distributions	(9,304)	(227,338)
Share transactions - net increase (decrease)	(165,530)	(1,033,853)
Total increase (decrease) in net assets	117,669	(2,266,203)

Net Assets
Beginning of period	687,693	2,953,896
End of period (including undistributed net investment income of $1,137 and undistributed net investment income of $16,669, respectively)	$ 805,362	$ 687,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.64	$ 13.75	$ 13.61	$ 12.08	$ 11.49
Income from Investment Operations
Net investment income (loss) C	.04	.11	.12	.11	.08
Net realized and unrealized gain (loss)	3.41	(6.13)	.43	1.44	.63
Total from investment operations	3.45	(6.02)	.55	1.55	.71
Distributions from net investment income	(.14)	(.10)	(.14)	(.02)	(.12)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.14)	(1.09)	(.41) G	(.02)	(.12)
Net asset value, end of period	$ 9.95	$ 6.64	$ 13.75	$ 13.61	$ 12.08
Total Return A, B	52.97%	(47.51)%	4.12%	12.86%	6.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.08%	1.12%	1.13%	1.15%
Expenses net of fee waivers, if any	1.08%	1.08%	1.12%	1.13%	1.15%
Expenses net of all reductions	1.08%	1.08%	1.11%	1.12%	1.13%
Net investment income (loss)	.56%	1.02%	.84%	.90%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 240	$ 192	$ 529	$ 530	$ 473
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.413 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.60	$ 13.67	$ 13.52	$ 12.00	$ 11.42
Income from Investment Operations
Net investment income (loss) C	.03	.09	.09	.09	.06
Net realized and unrealized gain (loss)	3.39	(6.11)	.44	1.43	.62
Total from investment operations	3.42	(6.02)	.53	1.52	.68
Distributions from net investment income	(.10)	(.06)	(.10)	-	(.10)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.10)	(1.05)	(.38) G	-	(.10)
Net asset value, end of period	$ 9.92	$ 6.60	$ 13.67	$ 13.52	$ 12.00
Total Return A, B	52.60%	(47.66)%	3.97%	12.67%	5.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.31%	1.29%	1.33%	1.32%	1.31%
Expenses net of fee waivers, if any	1.31%	1.29%	1.33%	1.32%	1.31%
Expenses net of all reductions	1.30%	1.28%	1.32%	1.32%	1.29%
Net investment income (loss)	.34%	.82%	.63%	.71%	.52%
Supplemental Data
Net assets, end of period (in millions)	$ 305	$ 263	$ 962	$ 1,257	$ 1,511
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.380 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.42	$ 13.29	$ 13.14	$ 11.74	$ 11.16
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	- H	.01	(.01)
Net realized and unrealized gain (loss)	3.31	(5.94)	.43	1.39	.61
Total from investment operations	3.30	(5.91)	.43	1.40	.60
Distributions from net investment income	(.04)	-	(.01)	-	(.02)
Distributions from net realized gain	-	(.96)	(.28)	-	-
Total distributions	(.04)	(.96)	(.28) G	-	(.02)
Net asset value, end of period	$ 9.68	$ 6.42	$ 13.29	$ 13.14	$ 11.74
Total Return A, B	51.61%	(47.88)%	3.32%	11.93%	5.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.85%	1.92%	1.93%	1.95%
Expenses net of fee waivers, if any	1.81%	1.85%	1.92%	1.93%	1.95%
Expenses net of all reductions	1.80%	1.85%	1.92%	1.93%	1.94%
Net investment income (loss)	(.17)%	.26%	.04%	.10%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 75	$ 238	$ 314	$ 439
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.283 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 13.30	$ 13.17	$ 11.76	$ 11.18
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.01	.02	(.01)
Net realized and unrealized gain (loss)	3.30	(5.94)	.43	1.39	.62
Total from investment operations	3.29	(5.91)	.44	1.41	.61
Distributions from net investment income	(.05)	-	(.04)	-	(.03)
Distributions from net realized gain	-	(.98)	(.28)	-	-
Total distributions	(.05)	(.98)	(.31) G	-	(.03)
Net asset value, end of period	$ 9.65	$ 6.41	$ 13.30	$ 13.17	$ 11.76
Total Return A, B	51.79%	(47.93)%	3.40%	11.99%	5.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.86%	1.87%	1.88%
Expenses net of fee waivers, if any	1.81%	1.82%	1.86%	1.87%	1.88%
Expenses net of all reductions	1.81%	1.81%	1.86%	1.86%	1.87%
Net investment income (loss)	(.17)%	.29%	.10%	.17%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 125	$ 103	$ 277	$ 328	$ 379
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.314 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.73	$ 13.92	$ 13.76	$ 12.22	$ 11.61
Income from Investment Operations
Net investment income (loss) B	.08	.15	.16	.16	.12
Net realized and unrealized gain (loss)	3.52	(6.21)	.46	1.44	.64
Total from investment operations	3.60	(6.06)	.62	1.60	.76
Distributions from net investment income	(.02)	(.14)	(.18)	(.06)	(.15)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.02)	(1.13)	(.46) F	(.06)	(.15)
Net asset value, end of period	$ 10.31	$ 6.73	$ 13.92	$ 13.76	$ 12.22
Total Return A	53.57%	(47.34)%	4.55%	13.17%	6.60%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.76%	.82%	.80%	.80%
Expenses net of fee waivers, if any	.70%	.76%	.82%	.80%	.80%
Expenses net of all reductions	.69%	.75%	.82%	.80%	.79%
Net investment income (loss)	.94%	1.35%	1.14%	1.23%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 55	$ 948	$ 1,149	$ 922
Portfolio turnover rate D	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.456 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C,and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 106,869
Gross unrealized depreciation	(95,266)
Net unrealized appreciation (depreciation)	$ 11,603

Tax Cost	$ 798,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,316
Capital loss carryforward	$ (285,713)
Net unrealized appreciation (depreciation)	$ (11,607)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 9,304	$ 28,936
Long-term Capital Gains	-	198,402
Total	$ 9,304	$ 227,338

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $611,928 and $768,970, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 495	$ 9
Class T	.25%	.25%	1,344	8
Class B	.75%	.25%	681	513
Class C	.75%	.25%	1,077	47
			$ 3,597	$ 577

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42
Class T	17
Class B*	103
Class C*	5
$ 167

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 654.33
Class T	839.31
Class B	227.33
Class C	340.32
Institutional Class	98.19
	$ 2,158

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,655.45%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $158.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $51 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 3,933	$ 3,778
Class T	3,996	4,316
Class B	410	-
Class C	849	-
Institutional Class	116	9,766
Total	$ 9,304	$ 17,860
From net realized gain
Class A	$ -	$ 36,714
Class T	-	67,807
Class B	-	16,957
Class C	-	20,251
Institutional Class	-	67,749
Total	$ -	$ 209,478

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	6,500	7,662	$ 50,250	$ 83,975
Reinvestment of distributions	533	2,966	3,557	37,418
Shares redeemed	(11,849)	(20,128)	(86,477)	(220,919)
Net increase (decrease)	(4,816)	(9,500)	$ (32,670)	$ (99,526)
Class T
Shares sold	7,756	5,847	$ 60,751	$ 61,118
Reinvestment of distributions	578	5,598	3,851	70,320
Shares redeemed	(17,414)	(41,984)	(132,890)	(471,240)
Net increase (decrease)	(9,080)	(30,539)	$ (68,288)	$ (339,802)
Class B
Shares sold	520	615	$ 3,911	$ 6,461
Reinvestment of distributions	55	1,182	357	14,513
Shares redeemed	(5,106)	(8,034)	(36,894)	(83,404)
Net increase (decrease)	(4,531)	(6,237)	$ (32,626)	$ (62,430)
Class C
Shares sold	1,231	1,260	$ 9,347	$ 13,203
Reinvestment of distributions	107	1,340	695	16,436
Shares redeemed	(4,448)	(7,382)	(32,027)	(75,632)
Net increase (decrease)	(3,110)	(4,782)	$ (21,985)	$ (45,993)
Institutional Class
Shares sold	2,016	14,230	$ 16,994	$ 155,630
Reinvestment of distributions	13	4,390	86	55,945
Shares redeemed	(3,740)	(78,607)	(27,041)	(697,677)
Net increase (decrease)	(1,711)	(59,987)	$ (9,961)	$ (486,102)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/21/2009	12/18/2009	$.018	$.029
	01/11/2010	01/08/2010	-	$.016
Class T	12/21/2009	12/18/2009	-	$.022
	01/11/2010	01/08/2010	-	$.018
Class B	12/21/2009	12/18/2009	-	-
	01/11/2010	01/08/2010	-	-
Class C	12/21/2009	12/18/2009	-	-
	01/11/2010	01/08/2010	-	$.004

Class A designates 97%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed in December 2008 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 86%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed in December 2008 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGF-UANN-0110
1.786675.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Dividend Growth
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	53.57%	0.40%	1.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500 ®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 52.97%, 52.60%, 51.61% and 51.79%, respectively (excluding sales charges), handily beating the S&P 500. Favorable stock picking in a variety of sectors - especially energy, materials, industrials and financials - lifted relative performance. In energy, underweighting Exxon Mobil and not owning Chevron materially aided performance. Additionally, results were bolstered by several out-of-index positions. Norway-based Marine Harvest, the world's biggest producer of farm-raised salmon, benefited from a rebound in the price of salmon. Other contributors were corrugated packaging and building products maker Temple-Inland, specialty chemical producer W.R. Grace & Co. and Belgian brewer Anheuser-Busch InBev. Conversely, lighter-than-index positions in several strong-performing technology stocks detracted. The biggest relative detractor was an underweighted stake in computer and consumer electronics maker Apple, whose stock more than doubled. Underweightings in technology services provider IBM (International Business Machines) - which I sold - and software giant Microsoft were detrimental as well. I also missed a big run-up in the stock price of online retailer Amazon.com, which the fund didn't own at period end.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund: During the past year, the fund's Institutional Class shares returned 53.57%, handily beating the S&P 500. Favorable stock picking in a variety of sectors - especially energy, materials, industrials and financials - lifted relative performance. In energy, underweighting Exxon Mobil and not owning Chevron materially aided performance. Additionally, results were bolstered by several out-of-index positions. Norway-based Marine Harvest, the world's biggest producer of farm-raised salmon, benefited from a rebound in the price of salmon. Other contributors were corrugated packaging and building products maker Temple-Inland, specialty chemical producer W.R. Grace & Co. and Belgian brewer Anheuser-Busch InBev. Conversely, lighter-than-index positions in several strong-performing technology stocks detracted. The biggest relative detractor was an underweighted stake in computer and consumer electronics maker Apple, whose stock more than doubled. Underweightings in technology services provider IBM (International Business Machines) - which I sold - and software giant Microsoft were detrimental as well. I also missed a big run-up in the stock price of online retailer Amazon.com, which the fund didn't own at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,228.40	$ 6.98
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,227.70	$ 8.38
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,223.80	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,223.10	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,231.80	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.46	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.2	2.7
Pfizer, Inc.	2.0	1.6
JPMorgan Chase & Co.	1.9	2.0
Bank of America Corp.	1.9	1.9
PNC Financial Services Group, Inc.	1.6	1.4
Cisco Systems, Inc.	1.4	1.5
The Coca-Cola Co.	1.4	0.5
Merck & Co., Inc.	1.3	0.8
Hewlett-Packard Co.	1.2	0.9
Google, Inc. Class A	1.2	0.5
	16.1
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	18.1
Financials	17.2	17.7
Health Care	12.6	12.1
Energy	11.5	14.4
Consumer Discretionary	10.2	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks and Investment Companies 98.2%		Stocks and Investment Companies 102.1%
	Bonds 0.3%		Bonds 0.2%
	Convertible Securities 1.0%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets† (4.6)%
* Foreign investments	15.4%	** Foreign investments	13.3%
† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.7%
BorgWarner, Inc.	19,100	$ 577
Johnson Controls, Inc.	77,049	2,084
Stoneridge, Inc. (a)	86,200	603
The Goodyear Tire & Rubber Co. (a)	110,200	1,511
TRW Automotive Holdings Corp. (a)	55,200	1,201
		5,976
Automobiles - 0.4%
Fiat SpA (a)	54,900	810
Harley-Davidson, Inc.	20,900	609
Mazda Motor Corp.	76,000	162
Thor Industries, Inc.	42,900	1,221
Winnebago Industries, Inc. (a)	59,304	643
		3,445
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	10,600	605
Hillenbrand, Inc.	39,640	725
Regis Corp.	45,079	706
Service Corp. International	112,000	865
Stewart Enterprises, Inc. Class A	240,646	1,126
		4,027
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	119,342	1,647
DineEquity, Inc. (c)	82,200	1,752
NH Hoteles SA (a)	93,500	497
O'Charleys, Inc. (a)	57,300	368
Red Robin Gourmet Burgers, Inc. (a)	16,600	259
Sol Melia SA (c)	42,732	356
Sonic Corp. (a)	119,700	1,154
Starwood Hotels & Resorts Worldwide, Inc.	66,500	2,129
Wyndham Worldwide Corp.	235,985	4,382
		12,544
Household Durables - 1.1%
Black & Decker Corp.	13,100	795
Dorel Industries, Inc. Class B (sub. vtg.)	12,800	395
Hooker Furniture Corp.	39,355	480
Mohawk Industries, Inc. (a)	43,300	1,779
Newell Rubbermaid, Inc.	69,000	1,001
Pulte Homes, Inc.	109,812	1,004
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Stanley Furniture Co., Inc.	29,700	$ 221
Whirlpool Corp.	47,100	3,493
		9,168
Media - 2.9%
Cablevision Systems Corp. - NY Group Class A	59,900	1,499
CC Media Holdings, Inc. Class A (a)	134,400	396
Comcast Corp.:
Class A	5,697	84
Class A (special) (non-vtg.)	228,299	3,153
DIRECTV (a)	145,506	4,602
DISH Network Corp. Class A	99,000	2,050
Informa PLC	185,471	847
Lamar Advertising Co. Class A (a)(c)	60,779	1,682
Liberty Media Corp. Starz Series A (a)	10,780	516
McGraw-Hill Companies, Inc.	48,300	1,447
The Walt Disney Co.	51,893	1,568
Time Warner Cable, Inc.	76,375	3,199
United Business Media Ltd.	61,600	441
Viacom, Inc. Class B (non-vtg.) (a)	52,056	1,543
		23,027
Multiline Retail - 0.4%
Target Corp.	66,536	3,098
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	53,300	2,095
Asbury Automotive Group, Inc. (a)	47,300	504
Best Buy Co., Inc.	22,157	949
Big 5 Sporting Goods Corp.	51,600	843
Cabela's, Inc. Class A (a)(c)	31,500	380
Carphone Warehouse Group PLC	143,753	451
Casual Male Retail Group, Inc. (a)	245,000	639
Gymboree Corp. (a)	17,800	711
Home Depot, Inc.	41,407	1,133
Jo-Ann Stores, Inc. (a)	800	27
Lowe's Companies, Inc.	226,700	4,944
Lumber Liquidators, Inc. (a)(c)	40,204	950
MarineMax, Inc. (a)	50,700	355
OfficeMax, Inc. (a)	85,500	905
RadioShack Corp.	25,800	487
Sally Beauty Holdings, Inc. (a)	145,375	1,015
Staples, Inc.	118,318	2,759
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Children's Place Retail Stores, Inc. (a)	15,200	$ 485
Zale Corp. (a)(c)	52,815	248
		19,880
Textiles, Apparel & Luxury Goods - 0.1%
American Apparel, Inc. (a)	165,109	489
Iconix Brand Group, Inc. (a)	33,800	381
		870
TOTAL CONSUMER DISCRETIONARY		82,035
CONSUMER STAPLES - 9.5%
Beverages - 2.3%
Anheuser-Busch InBev SA NV	70,120	3,499
Carlsberg AS Series B	12,700	910
Coca-Cola Enterprises, Inc.	83,200	1,635
Dr Pepper Snapple Group, Inc.	8,900	233
Fomento Economico Mexicano SAB de CV sponsored ADR	21,300	969
Pernod-Ricard SA	400	34
Pernod-Ricard SA rights 11/30/09 (a)	400	1
Remy Cointreau SA	3,400	171
The Coca-Cola Co.	190,700	10,908
		18,360
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	178,491	5,535
Kroger Co.	61,300	1,394
PriceSmart, Inc.	43,800	823
Safeway, Inc.	45,300	1,019
Wal-Mart Stores, Inc.	144,457	7,880
Walgreen Co.	39,200	1,524
Winn-Dixie Stores, Inc. (a)	184,100	1,985
		20,160
Food Products - 2.7%
Bunge Ltd.	15,400	953
Calavo Growers, Inc.	34,900	589
Cermaq ASA (a)	25,400	260
Corn Products International, Inc.	37,684	1,057
Danone	16,068	960
Global Bio-Chem Technology Group Co. Ltd.	2,304,000	523
Kellogg Co.	16,900	889
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Leroy Seafood Group ASA	57,700	$ 1,159
M. Dias Branco SA	5,100	115
Marine Harvest ASA (a)(c)	6,648,000	4,978
Nestle SA (Reg.)	41,251	1,950
Ralcorp Holdings, Inc. (a)	18,400	1,066
Smithfield Foods, Inc. (a)(c)	140,100	2,169
Tingyi (Cayman Island) Holding Corp.	204,000	505
Tyson Foods, Inc. Class A	248,950	2,992
Unilever NV (Certificaten Van Aandelen) unit	44,700	1,369
		21,534
Household Products - 0.6%
Energizer Holdings, Inc. (a)	22,697	1,279
Hypermarcas SA (a)	2,100	45
Procter & Gamble Co.	59,549	3,713
		5,037
Personal Products - 0.6%
Avon Products, Inc.	68,485	2,346
BaWang International (Group) Holding Ltd.	830,000	416
Hengan International Group Co. Ltd.	146,000	1,048
NBTY, Inc. (a)	40,075	1,609
		5,419
Tobacco - 0.8%
Imperial Tobacco Group PLC	12,380	360
Lorillard, Inc.	21,863	1,703
Philip Morris International, Inc.	89,300	4,294
		6,357
TOTAL CONSUMER STAPLES		76,867
ENERGY - 11.2%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	11,500	469
BJ Services Co.	57,400	1,078
Global Industries Ltd. (a)	44,839	263
Halliburton Co.	76,900	2,258
Helix Energy Solutions Group, Inc. (a)	69,500	817
Nabors Industries Ltd. (a)	61,386	1,268
National Oilwell Varco, Inc.	163,400	7,029
Noble Corp.	42,366	1,750
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	91,300	$ 457
Patterson-UTI Energy, Inc.	17,900	275
Pride International, Inc. (a)	44,400	1,404
Schlumberger Ltd.	50,741	3,242
Scorpion Offshore Ltd. (a)	251,500	1,121
Seahawk Drilling, Inc. (a)	20,037	431
Smith International, Inc.	101,700	2,764
Superior Well Services, Inc. (a)	6,800	88
Union Drilling, Inc. (a)	76,928	460
Weatherford International Ltd. (a)	323,264	5,399
		30,573
Oil, Gas & Consumable Fuels - 7.4%
Alpha Natural Resources, Inc. (a)	23,360	864
Anadarko Petroleum Corp.	36,600	2,179
Arch Coal, Inc.	130,805	2,729
Arena Resources, Inc. (a)	9,300	380
Berry Petroleum Co. Class A	64,400	1,760
Brigham Exploration Co. (a)	205,200	2,142
Cabot Oil & Gas Corp.	16,994	651
Chesapeake Energy Corp.	194,200	4,645
Cimarex Energy Co.	18,200	852
Cloud Peak Energy, Inc.	30,500	412
Compton Petroleum Corp. (a)	170,600	150
Concho Resources, Inc. (a)	27,200	1,112
Denbury Resources, Inc. (a)	103,800	1,377
EXCO Resources, Inc.	115,261	1,950
Exxon Mobil Corp.	7,495	563
Hess Corp.	36,900	2,139
Holly Corp.	33,700	858
Iteration Energy Ltd. (a)	91,100	97
Keyera Facilities Income Fund	37,062	802
Lukoil Oil Co. sponsored ADR	8,869	515
Niko Resources Ltd.	10,600	887
Northern Oil & Gas, Inc. (a)(c)	133,310	1,220
Occidental Petroleum Corp.	40,400	3,264
OPTI Canada, Inc. (a)	588,300	1,154
OPTI Canada, Inc. (a)(d)	280,600	550
Penn Virginia Corp.	24,000	435
PetroBakken Energy Ltd. Class A	52,568	1,501
Petrohawk Energy Corp. (a)	314,613	7,028
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petroleo Brasileiro SA - Petrobras sponsored ADR	9,500	$ 487
Plains Exploration & Production Co. (a)	148,400	4,038
Range Resources Corp.	57,900	2,729
Rosetta Resources, Inc. (a)	85,900	1,353
SandRidge Energy, Inc. (a)	124,289	1,166
Southwestern Energy Co. (a)	88,200	3,877
Suncor Energy, Inc.	73,280	2,631
Venoco, Inc. (a)	93,794	1,046
		59,543
TOTAL ENERGY		90,116
FINANCIALS - 17.0%
Capital Markets - 1.6%
AllianceBernstein Holding LP	28,300	716
Bank of New York Mellon Corp.	8,500	226
Bank Sarasin & Co. Ltd. Series B (Reg.)	21,260	800
Charles Schwab Corp.	94,531	1,733
Fortress Investment Group LLC (a)(c)	42,650	171
GCA Savvian Group Corp.	211	266
Janus Capital Group, Inc.	69,500	910
Morgan Stanley	156,700	4,949
Nomura Holdings, Inc.	68,400	491
Northern Trust Corp.	20,100	995
optionsXpress Holdings, Inc.	6,347	97
State Street Corp.	30,200	1,247
		12,601
Commercial Banks - 5.7%
Associated Banc-Corp.	99,700	1,131
CapitalSource, Inc.	594,955	2,183
Huntington Bancshares, Inc.	270,400	1,033
Mitsubishi UFJ Financial Group, Inc.	529,700	2,917
PNC Financial Services Group, Inc.	231,453	13,195
Regions Financial Corp.	105,800	620
Sumitomo Mitsui Financial Group, Inc.	47,300	1,546
SVB Financial Group (a)	32,862	1,244
U.S. Bancorp, Delaware	103,800	2,505
Wells Fargo & Co.	631,215	17,685
Wilmington Trust Corp., Delaware	141,553	1,737
		45,796
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.6%
American Express Co.	8,500	$ 356
Capital One Financial Corp.	44,700	1,715
Discover Financial Services	105,487	1,631
ORIX Corp.	13,130	905
		4,607
Diversified Financial Services - 5.2%
Bank of America Corp.	958,221	15,188
BM&F BOVESPA SA	236,100	1,576
CME Group, Inc.	7,200	2,363
Deutsche Boerse AG	11,839	986
JPMorgan Chase & Co.	372,100	15,811
Moody's Corp. (c)	64,954	1,509
PICO Holdings, Inc. (a)	151,951	4,549
		41,982
Insurance - 1.8%
ACE Ltd.	21,700	1,057
Assured Guaranty Ltd.	41,000	930
Endurance Specialty Holdings Ltd.	13,500	505
Everest Re Group Ltd.	14,900	1,268
Genworth Financial, Inc. Class A (a)	176,700	1,903
Lincoln National Corp.	92,800	2,126
Loews Corp.	24,300	861
Maiden Holdings Ltd. (d)	74,666	563
MBIA, Inc. (a)(c)	154,423	534
MetLife, Inc.	30,574	1,045
Montpelier Re Holdings Ltd.	47,900	802
Platinum Underwriters Holdings Ltd.	16,200	572
Protective Life Corp.	60,000	992
The First American Corp.	7,200	228
Validus Holdings Ltd.	19,100	506
XL Capital Ltd. Class A	30,145	552
		14,444
Real Estate Investment Trusts - 0.9%
British Land Co. PLC	28,731	211
CapitaCommercial Trust (REIT)	195,000	162
CBL & Associates Properties, Inc.	70,300	651
Cypress Sharpridge Investments, Inc.	2,100	28
Developers Diversified Realty Corp.	33,503	339
Duke Realty LP	32,500	364
Franklin Street Properties Corp.	8,500	96
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kite Realty Group Trust	12,700	$ 40
ProLogis Trust	133,300	1,744
Segro PLC	73,700	395
SL Green Realty Corp.	34,200	1,519
The Macerich Co. (c)	14,600	434
U-Store-It Trust	44,577	290
Vornado Realty Trust	14,114	924
		7,197
Real Estate Management & Development - 1.2%
Allgreen Properties Ltd.	231,000	190
Avatar Holdings, Inc. (a)	7,300	112
Capital & Regional PLC (a)	190,007	121
CB Richard Ellis Group, Inc. Class A (a)	471,000	5,384
Forest City Enterprises, Inc. Class A	18,400	197
Iguatemi Empresa de Shopping Centers SA	46,600	747
Jones Lang LaSalle, Inc.	30,800	1,567
Kenedix, Inc. (a)	1,225	357
Unite Group PLC	193,416	859
		9,534
Thrifts & Mortgage Finance - 0.0%
Ocwen Financial Corp. (a)	26,257	245
Washington Federal, Inc.	8,700	166
		411
TOTAL FINANCIALS		136,572
HEALTH CARE - 12.5%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	13,900	630
Amgen, Inc. (a)	75,000	4,226
Amylin Pharmaceuticals, Inc. (a)	9,800	140
Biogen Idec, Inc. (a)	18,400	864
Clinical Data, Inc. (a)	53,752	839
Dendreon Corp. (a)(c)	32,400	886
DUSA Pharmaceuticals, Inc. (a)(c)	77,972	115
Genzyme Corp. (a)	38,850	1,970
Human Genome Sciences, Inc. (a)	78,400	2,181
ImmunoGen, Inc. (a)	5,200	41
Maxygen, Inc. (a)	43,375	236
Micromet, Inc. (a)	47,900	327
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
OREXIGEN Therapeutics, Inc. (a)	124,394	$ 830
Protalix BioTherapeutics, Inc. (a)	96,609	953
Rigel Pharmaceuticals, Inc. (a)	74,100	561
Theravance, Inc. (a)	164,380	2,163
United Therapeutics Corp. (a)	27,200	1,240
Vertex Pharmaceuticals, Inc. (a)	11,300	439
		18,641
Health Care Equipment & Supplies - 2.1%
Beckman Coulter, Inc.	18,700	1,215
C. R. Bard, Inc.	22,230	1,828
Cooper Companies, Inc.	19,604	657
Covidien PLC	85,802	4,017
ev3, Inc. (a)	61,852	786
Inverness Medical Innovations, Inc. (a)	30,700	1,291
Nobel Biocare Holding AG (Switzerland)	24,205	719
Orthofix International NV (a)	33,781	1,022
Sonova Holding AG	13,669	1,623
St. Jude Medical, Inc. (a)	20,100	738
Stryker Corp.	28,800	1,452
William Demant Holding AS (a)	12,900	929
Wright Medical Group, Inc. (a)	46,350	834
		17,111
Health Care Providers & Services - 3.2%
Aetna, Inc.	44,200	1,287
Brookdale Senior Living, Inc. (a)	119,600	1,863
CIGNA Corp.	189,480	6,079
Community Health Systems, Inc. (a)	30,000	915
Emeritus Corp. (a)	15,597	244
Express Scripts, Inc. (a)	41,800	3,586
Health Net, Inc. (a)	24,277	515
Henry Schein, Inc. (a)	7,700	382
Humana, Inc. (a)	27,800	1,154
McKesson Corp.	18,100	1,123
Medco Health Solutions, Inc. (a)	48,600	3,070
Quest Diagnostics, Inc.	18,400	1,066
RehabCare Group, Inc. (a)	6,000	169
Triple-S Management Corp. (a)	51,364	825
UnitedHealth Group, Inc.	64,459	1,848
Universal Health Services, Inc. Class B	29,300	1,638
		25,764
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	23,500	$ 1,170
Thermo Fisher Scientific, Inc. (a)	15,000	708
		1,878
Pharmaceuticals - 4.6%
Abbott Laboratories	12,401	676
Allergan, Inc.	33,381	1,940
Ardea Biosciences, Inc. (a)	63,808	859
Cadence Pharmaceuticals, Inc. (a)(c)	117,734	1,011
Merck & Co., Inc.	294,195	10,653
Novartis AG sponsored ADR	14,100	784
Novo Nordisk AS Series B	16,033	1,075
Pfizer, Inc.	873,100	15,864
Sanofi-Aventis	26,640	2,015
Teva Pharmaceutical Industries Ltd. sponsored ADR	28,510	1,505
ViroPharma, Inc. (a)	88,700	671
		37,053
TOTAL HEALTH CARE		100,447
INDUSTRIALS - 9.7%
Aerospace & Defense - 2.0%
Alliant Techsystems, Inc. (a)	14,900	1,277
Chemring Group PLC	12,800	570
GeoEye, Inc. (a)	58,709	1,830
Honeywell International, Inc.	57,600	2,216
LMI Aerospace, Inc. (a)	38,834	414
Orbital Sciences Corp. (a)	61,400	769
Precision Castparts Corp.	15,719	1,630
Raytheon Co.	35,700	1,840
United Technologies Corp.	81,900	5,507
		16,053
Airlines - 0.2%
Delta Air Lines, Inc. (a)	179,325	1,469
Building Products - 0.5%
Masco Corp.	140,300	1,905
Owens Corning (a)	67,375	1,592
USG Corp. (a)(c)	16,900	234
		3,731
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Clean Harbors, Inc. (a)	21,510	$ 1,151
Consolidated Graphics, Inc. (a)	13,400	395
R.R. Donnelley & Sons Co.	120,497	2,480
Republic Services, Inc.	61,500	1,734
Viad Corp.	1,300	24
		5,784
Construction & Engineering - 0.3%
Fluor Corp.	10,300	438
Great Lakes Dredge & Dock Corp.	195,526	1,152
Jacobs Engineering Group, Inc. (a)	2,600	91
MYR Group, Inc. (a)	29,839	466
		2,147
Electrical Equipment - 0.9%
AMETEK, Inc.	24,145	883
Cooper Industries PLC Class A	66,149	2,824
First Solar, Inc. (a)	5,800	691
Prysmian SpA	17,100	288
Renewable Energy Corp. AS (a)(c)	178,820	1,135
Roper Industries, Inc.	8,300	432
Schneider Electric SA	8,312	910
SunPower Corp. Class B (a)	32,600	583
		7,746
Industrial Conglomerates - 0.9%
Koninklijke Philips Electronics NV	63,600	1,741
Rheinmetall AG	24,300	1,452
Siemens AG sponsored ADR	5,500	542
Textron, Inc.	178,068	3,570
		7,305
Machinery - 1.9%
Briggs & Stratton Corp.	48,975	924
Columbus McKinnon Corp. (NY Shares) (a)	34,336	539
Cummins, Inc.	66,300	2,977
Danaher Corp.	21,600	1,532
Gardner Denver, Inc.	15,600	584
Ingersoll-Rand Co. Ltd.	55,176	1,952
JTEKT Corp.	67,300	652
Navistar International Corp. (a)	83,100	2,743
The Stanley Works	17,500	850
Timken Co.	45,300	1,118
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Trinity Industries, Inc.	26,800	$ 506
Vallourec SA	8,000	1,338
		15,715
Professional Services - 0.3%
Manpower, Inc.	8,700	429
Monster Worldwide, Inc. (a)	60,000	877
Randstad Holdings NV (a)	854	37
Robert Half International, Inc.	36,700	820
		2,163
Road & Rail - 2.0%
Arkansas Best Corp.	38,400	945
Avis Budget Group, Inc. (a)	99,500	970
Con-way, Inc.	30,500	924
CSX Corp.	75,500	3,585
Knight Transportation, Inc.	29,700	505
Norfolk Southern Corp.	32,500	1,671
Saia, Inc. (a)	55,800	805
Union Pacific Corp.	78,600	4,972
Universal Truckload Services, Inc.	113,406	1,727
		16,104
Trading Companies & Distributors - 0.0%
Wolseley PLC (a)	17,773	339
TOTAL INDUSTRIALS		78,556
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 3.0%
Adtran, Inc.	53,429	1,129
Cisco Systems, Inc. (a)	495,800	11,602
Comverse Technology, Inc. (a)	150,300	1,323
Harris Stratex Networks, Inc. Class A (a)	48,219	303
Infinera Corp. (a)	108,832	896
Juniper Networks, Inc. (a)	171,900	4,492
Motorola, Inc.	386,446	3,095
QUALCOMM, Inc.	31,992	1,440
		24,280
Computers & Peripherals - 2.3%
Apple, Inc. (a)	25,400	5,078
Hewlett-Packard Co.	201,000	9,861
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Netezza Corp. (a)	76,383	$ 775
QLogic Corp. (a)	25,636	460
Seagate Technology	159,100	2,407
		18,581
Electronic Equipment & Components - 2.2%
Agilent Technologies, Inc. (a)	117,787	3,406
Amphenol Corp. Class A	40,168	1,655
Anixter International, Inc. (a)	3,900	169
Arrow Electronics, Inc. (a)	62,400	1,640
Avnet, Inc. (a)	89,600	2,442
Bell Microproducts, Inc. (a)	350,800	1,087
Corning, Inc.	178,400	2,976
FLIR Systems, Inc. (a)	15,685	450
Ingram Micro, Inc. Class A (a)	50,400	856
Insight Enterprises, Inc. (a)	1,300	13
Itron, Inc. (a)	20,387	1,239
Keyence Corp.	3,000	600
Omron Corp.	15,000	250
Tyco Electronics Ltd.	50,477	1,172
		17,955
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)	27,700	665
Google, Inc. Class A (a)	16,000	9,328
NetEase.com, Inc. sponsored ADR (a)	32,300	1,235
Open Text Corp. (a)	14,800	559
VeriSign, Inc. (a)	106,014	2,379
		14,166
IT Services - 1.2%
Alliance Data Systems Corp. (a)	34,100	2,080
Atos Origin SA (a)	18,793	822
China Information Security Technology, Inc. (a)	62,200	371
Fidelity National Information Services, Inc.	144,391	3,263
Hewitt Associates, Inc. Class A (a)	35,073	1,409
Lender Processing Services, Inc.	19,555	817
Visa, Inc. Class A	7,700	624
Wright Express Corp. (a)	5,146	150
		9,536
Office Electronics - 0.1%
Xerox Corp.	126,900	977
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	57,700	$ 1,730
Applied Materials, Inc.	129,271	1,591
ASM International NV (Netherlands) (a)	4,300	97
Atmel Corp. (a)	1,315,374	5,222
Cymer, Inc. (a)	37,900	1,267
Fairchild Semiconductor International, Inc. (a)	269,400	2,182
Himax Technologies, Inc. sponsored ADR	231,264	604
International Rectifier Corp. (a)	29,809	558
Kulicke & Soffa Industries, Inc. (a)	177,465	806
Lam Research Corp. (a)	201,407	6,846
LTX-Credence Corp. (a)	1,404,236	1,896
Maxim Integrated Products, Inc.	96,000	1,690
MEMC Electronic Materials, Inc. (a)	46,900	565
Micron Technology, Inc. (a)	305,700	2,299
National Semiconductor Corp.	73,023	1,066
NVIDIA Corp. (a)	68,000	888
ON Semiconductor Corp. (a)	578,802	4,492
Standard Microsystems Corp. (a)	24,000	462
Teradyne, Inc. (a)	78,300	694
Varian Semiconductor Equipment Associates, Inc. (a)	44,475	1,296
Verigy Ltd. (a)	34,100	355
		36,606
Software - 2.2%
Activision Blizzard, Inc. (a)	16,900	192
Adobe Systems, Inc. (a)	42,455	1,489
BMC Software, Inc. (a)	30,900	1,197
Citrix Systems, Inc. (a)	45,972	1,755
Giant Interactive Group, Inc. ADR (c)	124,896	878
Informatica Corp. (a)	46,300	1,039
Microsoft Corp.	226,600	6,664
Misys PLC (a)	78,400	263
Nuance Communications, Inc. (a)	54,976	835
Oracle Corp.	133,000	2,937
Perfect World Co. Ltd. sponsored ADR Class B (a)	8,900	393
		17,642
TOTAL INFORMATION TECHNOLOGY		139,743
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 6.3%
Chemicals - 3.1%
Air Products & Chemicals, Inc.	17,400	$ 1,443
Airgas, Inc.	13,900	643
Albemarle Corp.	32,600	1,100
Ashland, Inc.	50,387	1,810
Celanese Corp. Class A	108,103	3,217
Clariant AG (Reg.) (a)	7,680	80
Dow Chemical Co.	130,965	3,638
Ferro Corp.	139,500	903
Huabao International Holdings Ltd.	631,000	668
Monsanto Co.	18,200	1,470
Rockwood Holdings, Inc. (a)	21,788	490
Solutia, Inc. (a)	203,300	2,190
Spartech Corp.	163,361	1,776
The Mosaic Co.	27,200	1,481
W.R. Grace & Co. (a)	162,126	3,706
		24,615
Construction Materials - 0.3%
Eagle Materials, Inc.	16,200	437
HeidelbergCement AG	36,397	2,415
		2,852
Containers & Packaging - 0.6%
Ball Corp.	17	1
Owens-Illinois, Inc. (a)	65,130	2,037
Rock-Tenn Co. Class A	5,100	230
Temple-Inland, Inc.	134,068	2,412
		4,680
Metals & Mining - 2.1%
Agnico-Eagle Mines Ltd. (Canada)	8,000	499
Canplats Resources Corp. (a)	4,200	13
Commercial Metals Co.	83,200	1,323
Consolidated Thompson Iron Mines Ltd. (a)	2,100	11
Eldorado Gold Corp. (a)	255,100	3,396
First Quantum Minerals Ltd.	2,600	203
Grande Cache Coal Corp. (a)	90,400	355
Gulf Resources, Inc. (a)(c)	67,236	604
Ivanhoe Mines Ltd. (a)	201,000	2,377
Lihir Gold Ltd.	427,775	1,410
Mitsubishi Materials Corp.	154,000	366
Newcrest Mining Ltd.	50,655	1,707
Nucor Corp.	11,300	479
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Quadra Mining Ltd. (a)	8,700	$ 101
Randgold Resources Ltd. sponsored ADR	13,200	1,119
Rio Tinto PLC (Reg.)	20,000	1,019
Seabridge Gold, Inc. (a)	1,300	33
Sino Gold Mining Ltd. (a)	157,207	1,137
Steel Dynamics, Inc.	23,100	391
Timminco Ltd. (a)(c)	118,900	159
		16,702
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	52,800	2,056
TOTAL MATERIALS		50,905
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	55,116	1,485
Iliad Group SA	13,223	1,592
Qwest Communications International, Inc.	318,843	1,164
Verizon Communications, Inc.	95,461	3,003
		7,244
Wireless Telecommunication Services - 0.7%
MTN Group Ltd.	25,100	403
Sprint Nextel Corp. (a)	958,900	3,558
Vivo Participacoes SA sponsored ADR	47,200	1,440
		5,401
TOTAL TELECOMMUNICATION SERVICES		12,645
UTILITIES - 2.5%
Electric Utilities - 1.0%
Allegheny Energy, Inc.	89,900	1,976
Centrais Electricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	23,000	348
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	51,400	924
CPFL Energia SA sponsored ADR	2,600	149
Entergy Corp.	23,502	1,848
FirstEnergy Corp.	58,500	2,520
		7,765
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 0.2%
EQT Corp.	13,757	$ 566
Questar Corp.	7,000	278
Xinao Gas Holdings Ltd.	394,000	993
		1,837
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	112,300	1,431
Constellation Energy Group, Inc.	15,400	490
NRG Energy, Inc. (a)	137,461	3,291
RRI Energy, Inc. (a)	173,950	856
		6,068
Multi-Utilities - 0.5%
CMS Energy Corp. (c)	195,600	2,785
Sempra Energy	21,200	1,127
		3,912
Water Utilities - 0.0%
American Water Works Co., Inc.	8,500	189
TOTAL UTILITIES		19,771
TOTAL COMMON STOCKS (Cost $759,705)		787,657
Convertible Preferred Stocks - 0.5%

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
SandRidge Energy, Inc. 8.50% (a)(d)	9,700	1,353
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	23,800	2,819
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,170)		4,172
Investment Companies - 0.4%

Ares Capital Corp. (Cost $3,177)	251,968	2,928
Corporate Bonds - 0.8%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.5%
FINANCIALS - 0.2%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16 (d)	$ 650	$ 677
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (a)(d)	1,845	867
TOTAL FINANCIALS		1,544
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (d)	870	822
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
United Rentals, Inc. 4% 11/15/15	190	202
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14 (d)	470	955
TOTAL CONVERTIBLE BONDS		3,523
Nonconvertible Bonds - 0.3%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	620	490
8.25% 12/15/14	625	498
		988
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc. 10.125% 12/15/16	2,462	1,717
TOTAL NONCONVERTIBLE BONDS		2,705
TOTAL CORPORATE BONDS (Cost $5,328)		6,228
Money Market Funds - 1.1%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $8,965)	8,964,669	$ 8,965
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $780,345)		809,950
NET OTHER ASSETS - (0.6)%		(4,588)
NET ASSETS - 100%		$ 805,362
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,787,000 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 14
Fidelity Securities Lending Cash Central Fund	158
Total	$ 172
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 82,035	$ 81,873	$ 162	$ -
Consumer Staples	76,867	76,866	1	-
Energy	91,469	90,116	1,353	-
Financials	136,572	130,090	6,482	-
Health Care	100,447	98,432	2,015	-
Industrials	78,556	76,163	2,393	-
Information Technology	139,743	138,893	850	-
Materials	53,724	49,520	4,204	-
Telecommunication Services	12,645	12,645	-	-
Utilities	19,771	19,771	-	-
Investment Companies	2,928	2,928	-	-
Corporate Bonds	6,228	-	6,228	-
Money Market Funds	8,965	8,965	-	-
Total Investments in Securities:	$ 809,950	$ 786,262	$ 23,688	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 3,694
Total Realized Gain (Loss)	2,692
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	93
Proceeds of Sales	(6,478)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.6%
Canada	2.0%
Switzerland	1.8%
Japan	1.3%
Ireland	1.0%
Bermuda	1.0%
France	1.0%
Others (individually less than 1%)	7.3%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $285,713,000 of which $168,027,000 and $117,686,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $8,548) - See accompanying schedule: Unaffiliated issuers (cost $771,380)	$ 800,985
Fidelity Central Funds (cost $8,965)	8,965
Total Investments (cost $780,345)		$ 809,950
Receivable for investments sold		10,632
Receivable for fund shares sold		808
Dividends receivable		1,387
Interest receivable		169
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		4
Other receivables		12
Total assets		822,967

Liabilities
Payable to custodian bank	$ 259
Payable for investments purchased	5,339
Payable for fund shares redeemed	2,002
Accrued management fee	402
Distribution fees payable	342
Other affiliated payables	226
Other payables and accrued expenses	70
Collateral on securities loaned, at value	8,965
Total liabilities		17,605

Net Assets		$ 805,362
Net Assets consist of:
Paid in capital		$ 1,076,188
Undistributed net investment income		1,137
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(301,572)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,609
Net Assets		$ 805,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($240,274 ÷ 24,158.6 shares)	$ 9.95

Maximum offering price per share (100/94.25 of $9.95)	$ 10.56
Class T: Net Asset Value and redemption price per share ($305,101 ÷ 30,767.9 shares)	$ 9.92

Maximum offering price per share (100/96.50 of $9.92)	$ 10.28
Class B: Net Asset Value and offering price per share ($69,221 ÷ 7,147.3 shares)A	$ 9.68

Class C: Net Asset Value and offering price per share ($124,664 ÷ 12,912.0 shares)A	$ 9.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($66,102 ÷ 6,413.9 shares)	$ 10.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,543
Interest		645
Income from Fidelity Central Funds		172
Total income		11,360

Expenses
Management fee Basic fee	$ 3,909
Performance adjustment	(1,034)
Transfer agent fees	2,158
Distribution fees	3,597
Accounting and security lending fees	277
Custodian fees and expenses	151
Independent trustees' compensation	5
Registration fees	71
Audit	50
Legal	6
Interest	1
Miscellaneous	21
Total expenses before reductions	9,212
Expense reductions	(51)	9,161
Net investment income (loss)		2,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,066)
Foreign currency transactions	1
Total net realized gain (loss)		(82,065)
Change in net unrealized appreciation (depreciation) on: Investment securities	372,377
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		372,369
Net gain (loss)		290,304
Net increase (decrease) in net assets resulting from operations		$ 292,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,199	$ 18,311
Net realized gain (loss)	(82,065)	(306,180)
Change in net unrealized appreciation (depreciation)	372,369	(717,143)
Net increase (decrease) in net assets resulting from operations	292,503	(1,005,012)
Distributions to shareholders from net investment income	(9,304)	(17,860)
Distributions to shareholders from net realized gain	-	(209,478)
Total distributions	(9,304)	(227,338)
Share transactions - net increase (decrease)	(165,530)	(1,033,853)
Total increase (decrease) in net assets	117,669	(2,266,203)

Net Assets
Beginning of period	687,693	2,953,896
End of period (including undistributed net investment income of $1,137 and undistributed net investment income of $16,669, respectively)	$ 805,362	$ 687,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.64	$ 13.75	$ 13.61	$ 12.08	$ 11.49
Income from Investment Operations
Net investment income (loss) C	.04	.11	.12	.11	.08
Net realized and unrealized gain (loss)	3.41	(6.13)	.43	1.44	.63
Total from investment operations	3.45	(6.02)	.55	1.55	.71
Distributions from net investment income	(.14)	(.10)	(.14)	(.02)	(.12)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.14)	(1.09)	(.41) G	(.02)	(.12)
Net asset value, end of period	$ 9.95	$ 6.64	$ 13.75	$ 13.61	$ 12.08
Total Return A, B	52.97%	(47.51)%	4.12%	12.86%	6.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.08%	1.12%	1.13%	1.15%
Expenses net of fee waivers, if any	1.08%	1.08%	1.12%	1.13%	1.15%
Expenses net of all reductions	1.08%	1.08%	1.11%	1.12%	1.13%
Net investment income (loss)	.56%	1.02%	.84%	.90%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 240	$ 192	$ 529	$ 530	$ 473
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.413 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.60	$ 13.67	$ 13.52	$ 12.00	$ 11.42
Income from Investment Operations
Net investment income (loss) C	.03	.09	.09	.09	.06
Net realized and unrealized gain (loss)	3.39	(6.11)	.44	1.43	.62
Total from investment operations	3.42	(6.02)	.53	1.52	.68
Distributions from net investment income	(.10)	(.06)	(.10)	-	(.10)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.10)	(1.05)	(.38) G	-	(.10)
Net asset value, end of period	$ 9.92	$ 6.60	$ 13.67	$ 13.52	$ 12.00
Total Return A, B	52.60%	(47.66)%	3.97%	12.67%	5.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.31%	1.29%	1.33%	1.32%	1.31%
Expenses net of fee waivers, if any	1.31%	1.29%	1.33%	1.32%	1.31%
Expenses net of all reductions	1.30%	1.28%	1.32%	1.32%	1.29%
Net investment income (loss)	.34%	.82%	.63%	.71%	.52%
Supplemental Data
Net assets, end of period (in millions)	$ 305	$ 263	$ 962	$ 1,257	$ 1,511
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.380 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.42	$ 13.29	$ 13.14	$ 11.74	$ 11.16
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	- H	.01	(.01)
Net realized and unrealized gain (loss)	3.31	(5.94)	.43	1.39	.61
Total from investment operations	3.30	(5.91)	.43	1.40	.60
Distributions from net investment income	(.04)	-	(.01)	-	(.02)
Distributions from net realized gain	-	(.96)	(.28)	-	-
Total distributions	(.04)	(.96)	(.28) G	-	(.02)
Net asset value, end of period	$ 9.68	$ 6.42	$ 13.29	$ 13.14	$ 11.74
Total Return A, B	51.61%	(47.88)%	3.32%	11.93%	5.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.85%	1.92%	1.93%	1.95%
Expenses net of fee waivers, if any	1.81%	1.85%	1.92%	1.93%	1.95%
Expenses net of all reductions	1.80%	1.85%	1.92%	1.93%	1.94%
Net investment income (loss)	(.17)%	.26%	.04%	.10%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 75	$ 238	$ 314	$ 439
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.283 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 13.30	$ 13.17	$ 11.76	$ 11.18
Income from Investment Operations
Net investment income (loss) C	(.01)	.03	.01	.02	(.01)
Net realized and unrealized gain (loss)	3.30	(5.94)	.43	1.39	.62
Total from investment operations	3.29	(5.91)	.44	1.41	.61
Distributions from net investment income	(.05)	-	(.04)	-	(.03)
Distributions from net realized gain	-	(.98)	(.28)	-	-
Total distributions	(.05)	(.98)	(.31) G	-	(.03)
Net asset value, end of period	$ 9.65	$ 6.41	$ 13.30	$ 13.17	$ 11.76
Total Return A, B	51.79%	(47.93)%	3.40%	11.99%	5.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.86%	1.87%	1.88%
Expenses net of fee waivers, if any	1.81%	1.82%	1.86%	1.87%	1.88%
Expenses net of all reductions	1.81%	1.81%	1.86%	1.86%	1.87%
Net investment income (loss)	(.17)%	.29%	.10%	.17%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 125	$ 103	$ 277	$ 328	$ 379
Portfolio turnover rate E	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.314 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.73	$ 13.92	$ 13.76	$ 12.22	$ 11.61
Income from Investment Operations
Net investment income (loss) B	.08	.15	.16	.16	.12
Net realized and unrealized gain (loss)	3.52	(6.21)	.46	1.44	.64
Total from investment operations	3.60	(6.06)	.62	1.60	.76
Distributions from net investment income	(.02)	(.14)	(.18)	(.06)	(.15)
Distributions from net realized gain	-	(.99)	(.28)	-	-
Total distributions	(.02)	(1.13)	(.46) F	(.06)	(.15)
Net asset value, end of period	$ 10.31	$ 6.73	$ 13.92	$ 13.76	$ 12.22
Total Return A	53.57%	(47.34)%	4.55%	13.17%	6.60%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.76%	.82%	.80%	.80%
Expenses net of fee waivers, if any	.70%	.76%	.82%	.80%	.80%
Expenses net of all reductions	.69%	.75%	.82%	.80%	.79%
Net investment income (loss)	.94%	1.35%	1.14%	1.23%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 55	$ 948	$ 1,149	$ 922
Portfolio turnover rate D	88%	122%	36%	29%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.456 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C,and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 106,869
Gross unrealized depreciation	(95,266)
Net unrealized appreciation (depreciation)	$ 11,603

Tax Cost	$ 798,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,316
Capital loss carryforward	$ (285,713)
Net unrealized appreciation (depreciation)	$ (11,607)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 9,304	$ 28,936
Long-term Capital Gains	-	198,402
Total	$ 9,304	$ 227,338

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $611,928 and $768,970, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 495	$ 9
Class T	.25%	.25%	1,344	8
Class B	.75%	.25%	681	513
Class C	.75%	.25%	1,077	47
			$ 3,597	$ 577

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42
Class T	17
Class B*	103
Class C*	5
$ 167

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 654.33
Class T	839.31
Class B	227.33
Class C	340.32
Institutional Class	98.19
	$ 2,158

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,655.45%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $158.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $51 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 3,933	$ 3,778
Class T	3,996	4,316
Class B	410	-
Class C	849	-
Institutional Class	116	9,766
Total	$ 9,304	$ 17,860
From net realized gain
Class A	$ -	$ 36,714
Class T	-	67,807
Class B	-	16,957
Class C	-	20,251
Institutional Class	-	67,749
Total	$ -	$ 209,478

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	6,500	7,662	$ 50,250	$ 83,975
Reinvestment of distributions	533	2,966	3,557	37,418
Shares redeemed	(11,849)	(20,128)	(86,477)	(220,919)
Net increase (decrease)	(4,816)	(9,500)	$ (32,670)	$ (99,526)
Class T
Shares sold	7,756	5,847	$ 60,751	$ 61,118
Reinvestment of distributions	578	5,598	3,851	70,320
Shares redeemed	(17,414)	(41,984)	(132,890)	(471,240)
Net increase (decrease)	(9,080)	(30,539)	$ (68,288)	$ (339,802)
Class B
Shares sold	520	615	$ 3,911	$ 6,461
Reinvestment of distributions	55	1,182	357	14,513
Shares redeemed	(5,106)	(8,034)	(36,894)	(83,404)
Net increase (decrease)	(4,531)	(6,237)	$ (32,626)	$ (62,430)
Class C
Shares sold	1,231	1,260	$ 9,347	$ 13,203
Reinvestment of distributions	107	1,340	695	16,436
Shares redeemed	(4,448)	(7,382)	(32,027)	(75,632)
Net increase (decrease)	(3,110)	(4,782)	$ (21,985)	$ (45,993)
Institutional Class
Shares sold	2,016	14,230	$ 16,994	$ 155,630
Reinvestment of distributions	13	4,390	86	55,945
Shares redeemed	(3,740)	(78,607)	(27,041)	(697,677)
Net increase (decrease)	(1,711)	(59,987)	$ (9,961)	$ (486,102)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/21/2009	12/18/2009	$.055	$.029
	01/11/2010	01/08/2010	-	$.015

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGFI-UANN-0110
1.786676.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Dynamic Capital Appreciation
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.80%	1.06%	0.61%
Class T (incl. 3.50% sales charge)	27.54%	1.30%	0.62%
Class B (incl. contingent deferred sales charge) B	26.45%	1.10%	0.68%
Class C (incl. contingent deferred sales charge) C	30.33%	1.51%	0.49%

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 32.42%, 32.17%, 31.45% and 31.33%, respectively (excluding sales charges), handily beating the S&P 500. An overweighting and favorable stock selection in diversified financials benefited our results, as did rewarding picks and an underweighting in the lagging energy sector, effective stock selection in consumer discretionary, an underweighting in consumer staples and a sizable cash position during the first half of the period. Our top relative contributor was U.K.-based cable operator Virgin Media, a stock that rebounded strongly after getting pummeled in 2008. Also aiding our results were futures exchange CME Group, the fund's second-largest position at period end; Bank of America; commercial real estate broker CB Richard Ellis Group; an underweighting in energy giant Exxon Mobil, which I sold; and a stake in Brazilian oil producer Petroleo Brasileiro (Petrobras). Virgin Media and Petrobras were out-of-index holdings. Conversely, performance was undermined by weakness in airline stocks and by underweighting the strong-performing information technology sector. Out-of-index airline positions AMR, parent company of American Airlines; UAL, which owns United Airlines; US Airways Group; Continental Airlines; and Delta Air Lines all detracted.

Comments from Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund: During the past year, the fund's Institutional Class shares returned 32.95%, handily beating the S&P 500. An overweighting and favorable stock selection in diversified financials benefited our results, as did rewarding picks and an underweighting in the lagging energy sector, effective stock selection in consumer discretionary, an underweighting in consumer staples and a sizable cash position during the first half of the period. Our top relative contributor was U.K.-based cable operator Virgin Media, a stock that rebounded strongly after getting pummeled in 2008. Also aiding our results were futures exchange CME Group, the fund's second-largest position at period end; Bank of America; commercial real estate broker CB Richard Ellis Group; an underweighting in energy giant Exxon Mobil, which I sold; and a stake in Brazilian oil producer Petroleo Brasileiro (Petrobras). Virgin Media and Petrobras were out-of-index holdings. Conversely, performance was undermined by weakness in airline stocks and by underweighting the strong-performing information technology sector. Out-of-index airline positions AMR, parent company of American Airlines; UAL, which owns United Airlines; US Airways Group; Continental Airlines; and Delta Air Lines all detracted.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.11%
Actual		$ 1,000.00	$ 1,148.10	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.50	$ 5.62
Class T	1.36%
Actual		$ 1,000.00	$ 1,147.50	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class B	1.86%
Actual		$ 1,000.00	$ 1,144.30	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40
Class C	1.85%
Actual		$ 1,000.00	$ 1,143.80	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,015.79	$ 9.35
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,151.20	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.8	6.0
CME Group, Inc.	3.4	5.1
Biogen Idec, Inc.	3.3	5.1
Amazon.com, Inc.	3.3	0.0
Delta Air Lines, Inc.	3.0	1.4
Apple, Inc.	2.9	1.6
Cisco Systems, Inc.	2.7	0.7
Continental Airlines, Inc. Class B	2.6	1.8
Pfizer, Inc.	2.5	1.8
Google, Inc. Class A	2.5	0.0
	31.0
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.6	19.9
Information Technology	16.9	11.5
Financials	14.0	19.4
Industrials	11.3	8.9
Energy	9.6	7.8
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 92.1%		Stocks 93.4%
	Short-Term Investments and Net Other Assets 7.9%		Short-Term Investments and Net Other Assets 6.6%
* Foreign investments	4.7%	** Foreign investments	8.2%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.6%
Auto Components - 1.3%
Johnson Controls, Inc.	199,141	$ 5,386,764
Modine Manufacturing Co.	229,950	2,444,369
		7,831,133
Automobiles - 0.5%
Harley-Davidson, Inc.	105,601	3,077,213
Diversified Consumer Services - 2.9%
Career Education Corp. (a)	131,100	3,412,533
ITT Educational Services, Inc. (a)	70,397	6,404,719
Strayer Education, Inc. (c)	38,404	7,584,790
		17,402,042
Hotels, Restaurants & Leisure - 2.7%
Marriott International, Inc. Class A	97,363	2,504,176
MGM Mirage, Inc. (a)(c)	326,700	3,453,219
Paddy Power PLC (Ireland)	167,900	6,125,667
Starwood Hotels & Resorts Worldwide, Inc.	113,006	3,618,452
		15,701,514
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	142,324	19,343,255
Leisure Equipment & Products - 0.8%
Polaris Industries, Inc. (c)	103,266	4,505,496
Media - 10.2%
CBS Corp. Class B	217,200	2,782,332
Interpublic Group of Companies, Inc. (a)	1,189,700	7,530,801
The Walt Disney Co.	943,114	28,500,900
Time Warner, Inc.	214,600	6,592,512
Viacom, Inc. Class B (non-vtg.) (a)	114,100	3,381,924
Virgin Media, Inc.	710,761	11,699,126
		60,487,595
Specialty Retail - 3.9%
Aeropostale, Inc. (a)	168,422	5,305,293
American Eagle Outfitters, Inc.	260,400	4,004,952
AutoNation, Inc. (a)(c)	132,700	2,342,155
Gap, Inc.	173,076	3,707,288
J. Crew Group, Inc. (a)	77,900	3,333,341
Urban Outfitters, Inc. (a)	148,100	4,685,884
		23,378,913
TOTAL CONSUMER DISCRETIONARY		151,727,161
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.4%
Walgreen Co.	51,100	$ 1,987,279
Food Products - 0.5%
The J.M. Smucker Co.	51,961	3,069,856
TOTAL CONSUMER STAPLES		5,057,135
ENERGY - 9.6%
Energy Equipment & Services - 3.0%
Pride International, Inc. (a)	275,600	8,717,228
Schlumberger Ltd.	76,303	4,874,999
Seahawk Drilling, Inc. (a)	13,245	285,165
Weatherford International Ltd. (a)	102,157	1,706,022
Willbros Group, Inc. (a)	121,998	1,921,469
		17,504,883
Oil, Gas & Consumable Fuels - 6.6%
Alpha Natural Resources, Inc. (a)	81,700	3,022,900
Arch Coal, Inc.	279,568	5,831,788
Atlas Energy, Inc.	51,997	1,336,323
EXCO Resources, Inc.	177,572	3,004,518
International Coal Group, Inc. (a)(c)	498,725	2,079,683
James River Coal Co. (a)(c)	200,805	3,680,756
Occidental Petroleum Corp.	147,316	11,901,660
Patriot Coal Corp. (a)(c)	265,453	3,251,799
Petroleo Brasileiro SA - Petrobras sponsored ADR	104,600	5,363,888
		39,473,315
TOTAL ENERGY		56,978,198
FINANCIALS - 14.0%
Capital Markets - 2.1%
Charles Schwab Corp.	132,800	2,434,224
Franklin Resources, Inc.	61,352	6,627,857
Janus Capital Group, Inc.	285,181	3,733,019
		12,795,100
Commercial Banks - 2.9%
Comerica, Inc.	173,100	4,928,157
Old National Bancorp, Indiana	29,400	342,216
PNC Financial Services Group, Inc.	65,950	3,759,810
SunTrust Banks, Inc.	91,960	2,173,015
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
SVB Financial Group (a)	42,752	$ 1,618,591
Wells Fargo & Co.	163,181	4,575,595
		17,397,384
Consumer Finance - 1.3%
American Express Co.	188,789	7,897,044
Diversified Financial Services - 5.6%
Bank of America Corp.	830,220	13,158,987
CME Group, Inc.	60,569	19,880,563
		33,039,550
Real Estate Investment Trusts - 0.6%
Host Hotels & Resorts, Inc.	330,800	3,480,016
Real Estate Management & Development - 1.5%
CB Richard Ellis Group, Inc. Class A (a)	761,928	8,708,837
TOTAL FINANCIALS		83,317,931
HEALTH CARE - 9.3%
Biotechnology - 3.3%
Biogen Idec, Inc. (a)	422,224	19,819,195
Health Care Providers & Services - 0.5%
VCA Antech, Inc. (a)	130,367	2,955,420
Pharmaceuticals - 5.5%
Allergan, Inc.	47,069	2,736,121
Elan Corp. PLC sponsored ADR (a)	1,038,347	6,562,353
Merck & Co., Inc.	210,000	7,604,100
Pfizer, Inc.	836,410	15,197,570
ViroPharma, Inc. (a)	81,525	616,329
		32,716,473
TOTAL HEALTH CARE		55,491,088
INDUSTRIALS - 11.3%
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	225,698	507,821
Airlines - 9.8%
AirTran Holdings, Inc. (a)	250,200	1,030,824
AMR Corp. (a)(c)	2,361,932	14,266,069
Continental Airlines, Inc. Class B (a)	1,103,349	15,733,757
Delta Air Lines, Inc. (a)	2,171,545	17,784,954
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)(c)	788,129	$ 6,115,881
US Airways Group, Inc. (a)(c)	897,400	3,311,406
		58,242,891
Electrical Equipment - 0.0%
Lime Energy Co. (a)	70,194	316,575
Industrial Conglomerates - 0.3%
3M Co.	25,500	1,974,720
Machinery - 0.5%
Duoyuan Printing, Inc.	38,400	259,200
Manitowoc Co., Inc.	173,800	1,706,716
NN, Inc. (a)	140,000	534,800
Terex Corp. (a)	35,800	674,114
		3,174,830
Professional Services - 0.5%
Robert Half International, Inc.	121,700	2,717,561
Road & Rail - 0.1%
Avis Budget Group, Inc. (a)	38,500	375,375
TOTAL INDUSTRIALS		67,309,773
INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 3.0%
Adtran, Inc.	82,260	1,738,154
Cisco Systems, Inc. (a)	696,922	16,307,975
		18,046,129
Computers & Peripherals - 5.8%
Apple, Inc. (a)	86,246	17,241,438
Hewlett-Packard Co.	295,280	14,486,437
Seagate Technology	194,200	2,938,246
		34,666,121
Internet Software & Services - 2.5%
Google, Inc. Class A (a)	25,321	14,762,143
IT Services - 0.7%
Hewitt Associates, Inc. Class A (a)	97,253	3,907,626
Semiconductors & Semiconductor Equipment - 1.0%
Lam Research Corp. (a)	117,698	4,000,555
Teradyne, Inc. (a)	211,700	1,875,662
		5,876,217
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 3.9%
Fair Isaac Corp.	168,641	$ 3,077,698
Microsoft Corp.	497,900	14,643,239
Rovi Corp. (a)	82,676	2,464,572
Solera Holdings, Inc.	80,976	2,830,921
		23,016,430
TOTAL INFORMATION TECHNOLOGY		100,274,666
MATERIALS - 0.8%
Containers & Packaging - 0.8%
Owens-Illinois, Inc. (a)	143,094	4,474,549
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 2.8%
Cbeyond, Inc. (a)(c)	223,300	2,882,803
Clearwire Corp. Class A (a)(c)	333,902	1,889,885
Qwest Communications International, Inc. (c)	3,335,000	12,172,750
		16,945,438
Wireless Telecommunication Services - 0.9%
Sprint Nextel Corp. (a)	1,422,025	5,275,713
TOTAL TELECOMMUNICATION SERVICES		22,221,151
TOTAL COMMON STOCKS (Cost $644,384,377)		546,851,652
Money Market Funds - 11.5%

Fidelity Cash Central Fund, 0.21% (d)	46,253,737	46,253,737
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	21,910,300	21,910,300
TOTAL MONEY MARKET FUNDS (Cost $68,164,037)		68,164,037
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $712,548,414)		615,015,689
NET OTHER ASSETS - (3.6)%		(21,270,140)
NET ASSETS - 100%		$ 593,745,549
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 186,121
Fidelity Securities Lending Cash Central Fund	307,310
Total	$ 493,431
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $184,909,659 of which $34,337,239, $122,913,463 and $27,658,957 will expire on November 30, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $20,774,771) - See accompanying schedule: Unaffiliated issuers (cost $644,384,377)	$ 546,851,652
Fidelity Central Funds (cost $68,164,037)	68,164,037
Total Investments (cost $712,548,414)		$ 615,015,689
Receivable for investments sold		2,969,712
Receivable for fund shares sold		278,248
Dividends receivable		826,749
Distributions receivable from Fidelity Central Funds		10,850
Prepaid expenses		3,175
Other receivables		25,632
Total assets		619,130,055

Liabilities
Payable for investments purchased	$ 1,690,173
Payable for fund shares redeemed	1,208,164
Accrued management fee	198,372
Distribution fees payable	159,480
Other affiliated payables	169,804
Other payables and accrued expenses	48,213
Collateral on securities loaned, at value	21,910,300
Total liabilities		25,384,506

Net Assets		$ 593,745,549
Net Assets consist of:
Paid in capital		$ 879,137,244
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,858,970)
Net unrealized appreciation (depreciation) on investments		(97,532,725)
Net Assets		$ 593,745,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,018,913 ÷ 13,844,103 shares)	$ 14.81

Maximum offering price per share (100/94.25 of $14.81)	$ 15.71
Class T: Net Asset Value and redemption price per share ($131,821,894 ÷ 9,063,004 shares)	$ 14.55

Maximum offering price per share (100/96.50 of $14.55)	$ 15.08
Class B: Net Asset Value and offering price per share ($21,421,579 ÷ 1,534,646 shares)A	$ 13.96

Class C: Net Asset Value and offering price per share ($52,825,412 ÷ 3,772,137 shares)A	$ 14.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($182,657,751 ÷ 12,060,127 shares)	$ 15.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 4,469,110
Interest		79
Income from Fidelity Central Funds (including $307,310 from security lending)		493,431
Total income		4,962,620

Expenses
Management fee Basic fee	$ 3,092,277
Performance adjustment	(726,491)
Transfer agent fees	1,666,027
Distribution fees	1,810,701
Accounting and security lending fees	229,456
Custodian fees and expenses	72,210
Independent trustees' compensation	3,960
Registration fees	64,152
Audit	46,977
Legal	2,833
Miscellaneous	12,835
Total expenses before reductions	6,274,937
Expense reductions	(92,399)	6,182,538
Net investment income (loss)		(1,219,918)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,206,804
Foreign currency transactions	12,779
Total net realized gain (loss)		9,219,583
Change in net unrealized appreciation (depreciation) on: Investment securities	148,345,170
Assets and liabilities in foreign currencies	1,076
Total change in net unrealized appreciation (depreciation)		148,346,246
Net gain (loss)		157,565,829
Net increase (decrease) in net assets resulting from operations		$ 156,345,911

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,219,918)	$ 2,604,441
Net realized gain (loss)	9,219,583	(162,549,927)
Change in net unrealized appreciation (depreciation)	148,346,246	(343,985,391)
Net increase (decrease) in net assets resulting from operations	156,345,911	(503,930,877)
Distributions to shareholders from net investment income	(3,580,782)	-
Share transactions - net increase (decrease)	(108,455,450)	(13,444,376)
Total increase (decrease) in net assets	44,309,679	(517,375,253)

Net Assets
Beginning of period	549,435,870	1,066,811,123
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,266,585, respectively)	$ 593,745,549	$ 549,435,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 20.79	$ 18.41	$ 16.27	$ 13.33
Income from Investment Operations
Net investment income (loss) C	(.02)	.06	.02	.02	(.05) F
Net realized and unrealized gain (loss)	3.65	(9.59)	2.36	2.12	2.99
Total from investment operations	3.63	(9.53)	2.38	2.14	2.94
Distributions from net investment income	(.08)	-	-	-	-
Net asset value, end of period	$ 14.81	$ 11.26	$ 20.79	$ 18.41	$ 16.27
Total Return A, B	32.42%	(45.84)%	12.93%	13.15%	22.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.09%	1.17%	1.20%	1.23%	1.32%
Expenses net of fee waivers, if any	1.09%	1.17%	1.20%	1.23%	1.29%
Expenses net of all reductions	1.08%	1.16%	1.19%	1.20%	1.22%
Net investment income (loss)	(.17)%	.38%	.08%	.09%	(.32)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,019	$ 192,603	$ 417,442	$ 167,868	$ 44,542
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 20.42	$ 18.13	$ 16.06	$ 13.19
Income from Investment Operations
Net investment income (loss) C	(.05)	.02	(.03)	(.03)	(.08) F
Net realized and unrealized gain (loss)	3.59	(9.41)	2.32	2.10	2.95
Total from investment operations	3.54	(9.39)	2.29	2.07	2.87
Distributions from net investment income	(.02)	-	-	-	-
Net asset value, end of period	$ 14.55	$ 11.03	$ 20.42	$ 18.13	$ 16.06
Total Return A, B	32.17%	(45.98)%	12.63%	12.89%	21.76%
Ratios to Average Net Assets D, G
Expenses before reductions	1.34%	1.41%	1.43%	1.47%	1.56%
Expenses net of fee waivers, if any	1.34%	1.41%	1.43%	1.47%	1.54%
Expenses net of all reductions	1.33%	1.40%	1.42%	1.45%	1.47%
Net investment income (loss)	(.42)%	.13%	(.15)%	(.15)%	(.57)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,822	$ 120,083	$ 301,521	$ 224,550	$ 128,795
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 19.76	$ 17.64	$ 15.71	$ 12.97
Income from Investment Operations
Net investment income (loss) C	(.11)	(.06)	(.13)	(.11)	(.15) F
Net realized and unrealized gain (loss)	3.45	(9.08)	2.25	2.04	2.89
Total from investment operations	3.34	(9.14)	2.12	1.93	2.74
Net asset value, end of period	$ 13.96	$ 10.62	$ 19.76	$ 17.64	$ 15.71
Total Return A, B	31.45%	(46.26)%	12.02%	12.29%	21.13%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.93%	1.98%	2.01%	2.07%
Expenses net of fee waivers, if any	1.85%	1.93%	1.98%	2.00%	2.05%
Expenses net of all reductions	1.83%	1.92%	1.98%	1.97%	1.98%
Net investment income (loss)	(.93)%	(.39)%	(.70)%	(.68)%	(1.08)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,422	$ 21,846	$ 60,846	$ 66,973	$ 58,279
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 19.82	$ 17.68	$ 15.74	$ 12.99
Income from Investment Operations
Net investment income (loss) C	(.11)	(.06)	(.12)	(.11)	(.15) F
Net realized and unrealized gain (loss)	3.45	(9.10)	2.26	2.05	2.90
Total from investment operations	3.34	(9.16)	2.14	1.94	2.75
Net asset value, end of period	$ 14.00	$ 10.66	$ 19.82	$ 17.68	$ 15.74
Total Return A, B	31.33%	(46.22)%	12.10%	12.33%	21.17%
Ratios to Average Net Assets D, G
Expenses before reductions	1.84%	1.90%	1.93%	1.97%	2.06%
Expenses net of fee waivers, if any	1.84%	1.90%	1.93%	1.97%	2.03%
Expenses net of all reductions	1.82%	1.90%	1.92%	1.95%	1.97%
Net investment income (loss)	(.92)%	(.36)%	(.65)%	(.66)%	(1.07)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,825	$ 55,506	$ 152,514	$ 80,758	$ 41,059
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 21.24	$ 18.75	$ 16.51	$ 13.48
Income from Investment Operations
Net investment income (loss) B	.02	.12	.09	.08	(.01) E
Net realized and unrealized gain (loss)	3.74	(9.82)	2.40	2.16	3.04
Total from investment operations	3.76	(9.70)	2.49	2.24	3.03
Distributions from net investment income	(.15)	-	-	-	-
Net asset value, end of period	$ 15.15	$ 11.54	$ 21.24	$ 18.75	$ 16.51
Total Return A	32.95%	(45.67)%	13.28%	13.57%	22.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.84%	.86%	.84%	1.01%
Expenses net of fee waivers, if any	.74%	.84%	.86%	.84%	1.01%
Expenses net of all reductions	.72%	.83%	.85%	.82%	.94%
Net investment income (loss)	.18%	.71%	.42%	.47%	(.05)% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,658	$ 159,399	$ 134,487	$ 38,194	$ 1,827
Portfolio turnover rate D	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 20, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2008, dividend income has been reduced $2,280,036 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,468,175
Gross unrealized depreciation	(153,758,683)
Net unrealized appreciation (depreciation)	$ (100,290,508)

Tax Cost	$ 715,306,197

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (184,909,659)
Net unrealized appreciation (depreciation)	$ (100,290,508)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 3,580,782	$ -

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,194,765,669 and $1,288,577,753, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in October 2008. For the period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 476,926	$ 8,639
Class T	.25%	.25%	603,862	300
Class B	.75%	.25%	207,507	155,840
Class C	.75%	.25%	522,406	24,364
			$ 1,810,701	$ 189,143

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,132
Class T	9,403
Class B*	47,839
Class C*	3,187
$ 78,561

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 635,401.33
Class T	404,858.34
Class B	70,038.34
Class C	172,830.33
Institutional Class	382,900.23
	$ 1,666,027

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41,544 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,892 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $92,399 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,326,909	$ -
Class T	234,767	-
Institutional Class	2,019,106	-
Total	$ 3,580,782	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	2,439,081	5,231,168	$ 29,911,965	$ 92,975,017
Reinvestment of distributions	110,981	-	1,278,500	-
Shares redeemed	(5,811,897)	(8,204,236)	(71,160,693)	(137,493,561)
Net increase (decrease)	(3,261,835)	(2,973,068)	$ (39,970,228)	$ (44,518,544)
Class T
Shares sold	1,378,173	1,654,913	$ 16,510,235	$ 27,954,429
Reinvestment of distributions	20,312	-	230,342	-
Shares redeemed	(3,219,123)	(5,535,442)	(38,373,708)	(91,850,198)
Net increase (decrease)	(1,820,638)	(3,880,529)	$ (21,633,131)	$ (63,895,769)
Class B
Shares sold	152,305	239,320	$ 1,747,233	$ 3,915,004
Shares redeemed	(674,459)	(1,261,646)	(7,726,633)	(20,534,106)
Net increase (decrease)	(522,154)	(1,022,326)	$ (5,979,400)	$ (16,619,102)
Class C
Shares sold	449,328	653,760	$ 5,150,720	$ 10,921,671
Shares redeemed	(1,886,454)	(3,139,388)	(21,887,912)	(49,208,046)
Net increase (decrease)	(1,437,126)	(2,485,628)	$ (16,737,192)	$ (38,286,375)
Institutional Class
Shares sold	3,255,786	12,500,473	$ 39,382,175	$ 237,476,202
Reinvestment of distributions	156,940	-	1,842,480	-
Shares redeemed	(5,162,351)	(5,022,331)	(65,360,154)	(87,600,788)
Net increase (decrease)	(1,749,625)	7,478,142	$ (24,135,499)	$ 149,875,414

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARG-UANN-0110
1.786677.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Dynamic Capital Appreciation
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	32.95%	2.62%	1.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 32.42%, 32.17%, 31.45% and 31.33%, respectively (excluding sales charges), handily beating the S&P 500. An overweighting and favorable stock selection in diversified financials benefited our results, as did rewarding picks and an underweighting in the lagging energy sector, effective stock selection in consumer discretionary, an underweighting in consumer staples and a sizable cash position during the first half of the period. Our top relative contributor was U.K.-based cable operator Virgin Media, a stock that rebounded strongly after getting pummeled in 2008. Also aiding our results were futures exchange CME Group, the fund's second-largest position at period end; Bank of America; commercial real estate broker CB Richard Ellis Group; an underweighting in energy giant Exxon Mobil, which I sold; and a stake in Brazilian oil producer Petroleo Brasileiro (Petrobras). Virgin Media and Petrobras were out-of-index holdings. Conversely, performance was undermined by weakness in airline stocks and by underweighting the strong-performing information technology sector. Out-of-index airline positions AMR, parent company of American Airlines; UAL, which owns United Airlines; US Airways Group; Continental Airlines; and Delta Air Lines all detracted.

Comments from Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund: During the past year, the fund's Institutional Class shares returned 32.95%, handily beating the S&P 500. An overweighting and favorable stock selection in diversified financials benefited our results, as did rewarding picks and an underweighting in the lagging energy sector, effective stock selection in consumer discretionary, an underweighting in consumer staples and a sizable cash position during the first half of the period. Our top relative contributor was U.K.-based cable operator Virgin Media, a stock that rebounded strongly after getting pummeled in 2008. Also aiding our results were futures exchange CME Group, the fund's second-largest position at period end; Bank of America; commercial real estate broker CB Richard Ellis Group; an underweighting in energy giant Exxon Mobil, which I sold; and a stake in Brazilian oil producer Petroleo Brasileiro (Petrobras). Virgin Media and Petrobras were out-of-index holdings. Conversely, performance was undermined by weakness in airline stocks and by underweighting the strong-performing information technology sector. Out-of-index airline positions AMR, parent company of American Airlines; UAL, which owns United Airlines; US Airways Group; Continental Airlines; and Delta Air Lines all detracted.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.11%
Actual		$ 1,000.00	$ 1,148.10	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.50	$ 5.62
Class T	1.36%
Actual		$ 1,000.00	$ 1,147.50	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class B	1.86%
Actual		$ 1,000.00	$ 1,144.30	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40
Class C	1.85%
Actual		$ 1,000.00	$ 1,143.80	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,015.79	$ 9.35
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,151.20	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.8	6.0
CME Group, Inc.	3.4	5.1
Biogen Idec, Inc.	3.3	5.1
Amazon.com, Inc.	3.3	0.0
Delta Air Lines, Inc.	3.0	1.4
Apple, Inc.	2.9	1.6
Cisco Systems, Inc.	2.7	0.7
Continental Airlines, Inc. Class B	2.6	1.8
Pfizer, Inc.	2.5	1.8
Google, Inc. Class A	2.5	0.0
	31.0
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.6	19.9
Information Technology	16.9	11.5
Financials	14.0	19.4
Industrials	11.3	8.9
Energy	9.6	7.8
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 92.1%		Stocks 93.4%
	Short-Term Investments and Net Other Assets 7.9%		Short-Term Investments and Net Other Assets 6.6%
* Foreign investments	4.7%	** Foreign investments	8.2%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.6%
Auto Components - 1.3%
Johnson Controls, Inc.	199,141	$ 5,386,764
Modine Manufacturing Co.	229,950	2,444,369
		7,831,133
Automobiles - 0.5%
Harley-Davidson, Inc.	105,601	3,077,213
Diversified Consumer Services - 2.9%
Career Education Corp. (a)	131,100	3,412,533
ITT Educational Services, Inc. (a)	70,397	6,404,719
Strayer Education, Inc. (c)	38,404	7,584,790
		17,402,042
Hotels, Restaurants & Leisure - 2.7%
Marriott International, Inc. Class A	97,363	2,504,176
MGM Mirage, Inc. (a)(c)	326,700	3,453,219
Paddy Power PLC (Ireland)	167,900	6,125,667
Starwood Hotels & Resorts Worldwide, Inc.	113,006	3,618,452
		15,701,514
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	142,324	19,343,255
Leisure Equipment & Products - 0.8%
Polaris Industries, Inc. (c)	103,266	4,505,496
Media - 10.2%
CBS Corp. Class B	217,200	2,782,332
Interpublic Group of Companies, Inc. (a)	1,189,700	7,530,801
The Walt Disney Co.	943,114	28,500,900
Time Warner, Inc.	214,600	6,592,512
Viacom, Inc. Class B (non-vtg.) (a)	114,100	3,381,924
Virgin Media, Inc.	710,761	11,699,126
		60,487,595
Specialty Retail - 3.9%
Aeropostale, Inc. (a)	168,422	5,305,293
American Eagle Outfitters, Inc.	260,400	4,004,952
AutoNation, Inc. (a)(c)	132,700	2,342,155
Gap, Inc.	173,076	3,707,288
J. Crew Group, Inc. (a)	77,900	3,333,341
Urban Outfitters, Inc. (a)	148,100	4,685,884
		23,378,913
TOTAL CONSUMER DISCRETIONARY		151,727,161
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.4%
Walgreen Co.	51,100	$ 1,987,279
Food Products - 0.5%
The J.M. Smucker Co.	51,961	3,069,856
TOTAL CONSUMER STAPLES		5,057,135
ENERGY - 9.6%
Energy Equipment & Services - 3.0%
Pride International, Inc. (a)	275,600	8,717,228
Schlumberger Ltd.	76,303	4,874,999
Seahawk Drilling, Inc. (a)	13,245	285,165
Weatherford International Ltd. (a)	102,157	1,706,022
Willbros Group, Inc. (a)	121,998	1,921,469
		17,504,883
Oil, Gas & Consumable Fuels - 6.6%
Alpha Natural Resources, Inc. (a)	81,700	3,022,900
Arch Coal, Inc.	279,568	5,831,788
Atlas Energy, Inc.	51,997	1,336,323
EXCO Resources, Inc.	177,572	3,004,518
International Coal Group, Inc. (a)(c)	498,725	2,079,683
James River Coal Co. (a)(c)	200,805	3,680,756
Occidental Petroleum Corp.	147,316	11,901,660
Patriot Coal Corp. (a)(c)	265,453	3,251,799
Petroleo Brasileiro SA - Petrobras sponsored ADR	104,600	5,363,888
		39,473,315
TOTAL ENERGY		56,978,198
FINANCIALS - 14.0%
Capital Markets - 2.1%
Charles Schwab Corp.	132,800	2,434,224
Franklin Resources, Inc.	61,352	6,627,857
Janus Capital Group, Inc.	285,181	3,733,019
		12,795,100
Commercial Banks - 2.9%
Comerica, Inc.	173,100	4,928,157
Old National Bancorp, Indiana	29,400	342,216
PNC Financial Services Group, Inc.	65,950	3,759,810
SunTrust Banks, Inc.	91,960	2,173,015
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
SVB Financial Group (a)	42,752	$ 1,618,591
Wells Fargo & Co.	163,181	4,575,595
		17,397,384
Consumer Finance - 1.3%
American Express Co.	188,789	7,897,044
Diversified Financial Services - 5.6%
Bank of America Corp.	830,220	13,158,987
CME Group, Inc.	60,569	19,880,563
		33,039,550
Real Estate Investment Trusts - 0.6%
Host Hotels & Resorts, Inc.	330,800	3,480,016
Real Estate Management & Development - 1.5%
CB Richard Ellis Group, Inc. Class A (a)	761,928	8,708,837
TOTAL FINANCIALS		83,317,931
HEALTH CARE - 9.3%
Biotechnology - 3.3%
Biogen Idec, Inc. (a)	422,224	19,819,195
Health Care Providers & Services - 0.5%
VCA Antech, Inc. (a)	130,367	2,955,420
Pharmaceuticals - 5.5%
Allergan, Inc.	47,069	2,736,121
Elan Corp. PLC sponsored ADR (a)	1,038,347	6,562,353
Merck & Co., Inc.	210,000	7,604,100
Pfizer, Inc.	836,410	15,197,570
ViroPharma, Inc. (a)	81,525	616,329
		32,716,473
TOTAL HEALTH CARE		55,491,088
INDUSTRIALS - 11.3%
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	225,698	507,821
Airlines - 9.8%
AirTran Holdings, Inc. (a)	250,200	1,030,824
AMR Corp. (a)(c)	2,361,932	14,266,069
Continental Airlines, Inc. Class B (a)	1,103,349	15,733,757
Delta Air Lines, Inc. (a)	2,171,545	17,784,954
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)(c)	788,129	$ 6,115,881
US Airways Group, Inc. (a)(c)	897,400	3,311,406
		58,242,891
Electrical Equipment - 0.0%
Lime Energy Co. (a)	70,194	316,575
Industrial Conglomerates - 0.3%
3M Co.	25,500	1,974,720
Machinery - 0.5%
Duoyuan Printing, Inc.	38,400	259,200
Manitowoc Co., Inc.	173,800	1,706,716
NN, Inc. (a)	140,000	534,800
Terex Corp. (a)	35,800	674,114
		3,174,830
Professional Services - 0.5%
Robert Half International, Inc.	121,700	2,717,561
Road & Rail - 0.1%
Avis Budget Group, Inc. (a)	38,500	375,375
TOTAL INDUSTRIALS		67,309,773
INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 3.0%
Adtran, Inc.	82,260	1,738,154
Cisco Systems, Inc. (a)	696,922	16,307,975
		18,046,129
Computers & Peripherals - 5.8%
Apple, Inc. (a)	86,246	17,241,438
Hewlett-Packard Co.	295,280	14,486,437
Seagate Technology	194,200	2,938,246
		34,666,121
Internet Software & Services - 2.5%
Google, Inc. Class A (a)	25,321	14,762,143
IT Services - 0.7%
Hewitt Associates, Inc. Class A (a)	97,253	3,907,626
Semiconductors & Semiconductor Equipment - 1.0%
Lam Research Corp. (a)	117,698	4,000,555
Teradyne, Inc. (a)	211,700	1,875,662
		5,876,217
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 3.9%
Fair Isaac Corp.	168,641	$ 3,077,698
Microsoft Corp.	497,900	14,643,239
Rovi Corp. (a)	82,676	2,464,572
Solera Holdings, Inc.	80,976	2,830,921
		23,016,430
TOTAL INFORMATION TECHNOLOGY		100,274,666
MATERIALS - 0.8%
Containers & Packaging - 0.8%
Owens-Illinois, Inc. (a)	143,094	4,474,549
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 2.8%
Cbeyond, Inc. (a)(c)	223,300	2,882,803
Clearwire Corp. Class A (a)(c)	333,902	1,889,885
Qwest Communications International, Inc. (c)	3,335,000	12,172,750
		16,945,438
Wireless Telecommunication Services - 0.9%
Sprint Nextel Corp. (a)	1,422,025	5,275,713
TOTAL TELECOMMUNICATION SERVICES		22,221,151
TOTAL COMMON STOCKS (Cost $644,384,377)		546,851,652
Money Market Funds - 11.5%

Fidelity Cash Central Fund, 0.21% (d)	46,253,737	46,253,737
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	21,910,300	21,910,300
TOTAL MONEY MARKET FUNDS (Cost $68,164,037)		68,164,037
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $712,548,414)		615,015,689
NET OTHER ASSETS - (3.6)%		(21,270,140)
NET ASSETS - 100%		$ 593,745,549
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 186,121
Fidelity Securities Lending Cash Central Fund	307,310
Total	$ 493,431
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $184,909,659 of which $34,337,239, $122,913,463 and $27,658,957 will expire on November 30, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $20,774,771) - See accompanying schedule: Unaffiliated issuers (cost $644,384,377)	$ 546,851,652
Fidelity Central Funds (cost $68,164,037)	68,164,037
Total Investments (cost $712,548,414)		$ 615,015,689
Receivable for investments sold		2,969,712
Receivable for fund shares sold		278,248
Dividends receivable		826,749
Distributions receivable from Fidelity Central Funds		10,850
Prepaid expenses		3,175
Other receivables		25,632
Total assets		619,130,055

Liabilities
Payable for investments purchased	$ 1,690,173
Payable for fund shares redeemed	1,208,164
Accrued management fee	198,372
Distribution fees payable	159,480
Other affiliated payables	169,804
Other payables and accrued expenses	48,213
Collateral on securities loaned, at value	21,910,300
Total liabilities		25,384,506

Net Assets		$ 593,745,549
Net Assets consist of:
Paid in capital		$ 879,137,244
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,858,970)
Net unrealized appreciation (depreciation) on investments		(97,532,725)
Net Assets		$ 593,745,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,018,913 ÷ 13,844,103 shares)	$ 14.81

Maximum offering price per share (100/94.25 of $14.81)	$ 15.71
Class T: Net Asset Value and redemption price per share ($131,821,894 ÷ 9,063,004 shares)	$ 14.55

Maximum offering price per share (100/96.50 of $14.55)	$ 15.08
Class B: Net Asset Value and offering price per share ($21,421,579 ÷ 1,534,646 shares)A	$ 13.96

Class C: Net Asset Value and offering price per share ($52,825,412 ÷ 3,772,137 shares)A	$ 14.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($182,657,751 ÷ 12,060,127 shares)	$ 15.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 4,469,110
Interest		79
Income from Fidelity Central Funds (including $307,310 from security lending)		493,431
Total income		4,962,620

Expenses
Management fee Basic fee	$ 3,092,277
Performance adjustment	(726,491)
Transfer agent fees	1,666,027
Distribution fees	1,810,701
Accounting and security lending fees	229,456
Custodian fees and expenses	72,210
Independent trustees' compensation	3,960
Registration fees	64,152
Audit	46,977
Legal	2,833
Miscellaneous	12,835
Total expenses before reductions	6,274,937
Expense reductions	(92,399)	6,182,538
Net investment income (loss)		(1,219,918)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,206,804
Foreign currency transactions	12,779
Total net realized gain (loss)		9,219,583
Change in net unrealized appreciation (depreciation) on: Investment securities	148,345,170
Assets and liabilities in foreign currencies	1,076
Total change in net unrealized appreciation (depreciation)		148,346,246
Net gain (loss)		157,565,829
Net increase (decrease) in net assets resulting from operations		$ 156,345,911

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,219,918)	$ 2,604,441
Net realized gain (loss)	9,219,583	(162,549,927)
Change in net unrealized appreciation (depreciation)	148,346,246	(343,985,391)
Net increase (decrease) in net assets resulting from operations	156,345,911	(503,930,877)
Distributions to shareholders from net investment income	(3,580,782)	-
Share transactions - net increase (decrease)	(108,455,450)	(13,444,376)
Total increase (decrease) in net assets	44,309,679	(517,375,253)

Net Assets
Beginning of period	549,435,870	1,066,811,123
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,266,585, respectively)	$ 593,745,549	$ 549,435,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 20.79	$ 18.41	$ 16.27	$ 13.33
Income from Investment Operations
Net investment income (loss) C	(.02)	.06	.02	.02	(.05) F
Net realized and unrealized gain (loss)	3.65	(9.59)	2.36	2.12	2.99
Total from investment operations	3.63	(9.53)	2.38	2.14	2.94
Distributions from net investment income	(.08)	-	-	-	-
Net asset value, end of period	$ 14.81	$ 11.26	$ 20.79	$ 18.41	$ 16.27
Total Return A, B	32.42%	(45.84)%	12.93%	13.15%	22.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.09%	1.17%	1.20%	1.23%	1.32%
Expenses net of fee waivers, if any	1.09%	1.17%	1.20%	1.23%	1.29%
Expenses net of all reductions	1.08%	1.16%	1.19%	1.20%	1.22%
Net investment income (loss)	(.17)%	.38%	.08%	.09%	(.32)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,019	$ 192,603	$ 417,442	$ 167,868	$ 44,542
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 20.42	$ 18.13	$ 16.06	$ 13.19
Income from Investment Operations
Net investment income (loss) C	(.05)	.02	(.03)	(.03)	(.08) F
Net realized and unrealized gain (loss)	3.59	(9.41)	2.32	2.10	2.95
Total from investment operations	3.54	(9.39)	2.29	2.07	2.87
Distributions from net investment income	(.02)	-	-	-	-
Net asset value, end of period	$ 14.55	$ 11.03	$ 20.42	$ 18.13	$ 16.06
Total Return A, B	32.17%	(45.98)%	12.63%	12.89%	21.76%
Ratios to Average Net Assets D, G
Expenses before reductions	1.34%	1.41%	1.43%	1.47%	1.56%
Expenses net of fee waivers, if any	1.34%	1.41%	1.43%	1.47%	1.54%
Expenses net of all reductions	1.33%	1.40%	1.42%	1.45%	1.47%
Net investment income (loss)	(.42)%	.13%	(.15)%	(.15)%	(.57)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,822	$ 120,083	$ 301,521	$ 224,550	$ 128,795
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 19.76	$ 17.64	$ 15.71	$ 12.97
Income from Investment Operations
Net investment income (loss) C	(.11)	(.06)	(.13)	(.11)	(.15) F
Net realized and unrealized gain (loss)	3.45	(9.08)	2.25	2.04	2.89
Total from investment operations	3.34	(9.14)	2.12	1.93	2.74
Net asset value, end of period	$ 13.96	$ 10.62	$ 19.76	$ 17.64	$ 15.71
Total Return A, B	31.45%	(46.26)%	12.02%	12.29%	21.13%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.93%	1.98%	2.01%	2.07%
Expenses net of fee waivers, if any	1.85%	1.93%	1.98%	2.00%	2.05%
Expenses net of all reductions	1.83%	1.92%	1.98%	1.97%	1.98%
Net investment income (loss)	(.93)%	(.39)%	(.70)%	(.68)%	(1.08)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,422	$ 21,846	$ 60,846	$ 66,973	$ 58,279
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 19.82	$ 17.68	$ 15.74	$ 12.99
Income from Investment Operations
Net investment income (loss) C	(.11)	(.06)	(.12)	(.11)	(.15) F
Net realized and unrealized gain (loss)	3.45	(9.10)	2.26	2.05	2.90
Total from investment operations	3.34	(9.16)	2.14	1.94	2.75
Net asset value, end of period	$ 14.00	$ 10.66	$ 19.82	$ 17.68	$ 15.74
Total Return A, B	31.33%	(46.22)%	12.10%	12.33%	21.17%
Ratios to Average Net Assets D, G
Expenses before reductions	1.84%	1.90%	1.93%	1.97%	2.06%
Expenses net of fee waivers, if any	1.84%	1.90%	1.93%	1.97%	2.03%
Expenses net of all reductions	1.82%	1.90%	1.92%	1.95%	1.97%
Net investment income (loss)	(.92)%	(.36)%	(.65)%	(.66)%	(1.07)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,825	$ 55,506	$ 152,514	$ 80,758	$ 41,059
Portfolio turnover rate E	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 21.24	$ 18.75	$ 16.51	$ 13.48
Income from Investment Operations
Net investment income (loss) B	.02	.12	.09	.08	(.01) E
Net realized and unrealized gain (loss)	3.74	(9.82)	2.40	2.16	3.04
Total from investment operations	3.76	(9.70)	2.49	2.24	3.03
Distributions from net investment income	(.15)	-	-	-	-
Net asset value, end of period	$ 15.15	$ 11.54	$ 21.24	$ 18.75	$ 16.51
Total Return A	32.95%	(45.67)%	13.28%	13.57%	22.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.84%	.86%	.84%	1.01%
Expenses net of fee waivers, if any	.74%	.84%	.86%	.84%	1.01%
Expenses net of all reductions	.72%	.83%	.85%	.82%	.94%
Net investment income (loss)	.18%	.71%	.42%	.47%	(.05)% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,658	$ 159,399	$ 134,487	$ 38,194	$ 1,827
Portfolio turnover rate D	236%	171%	139%	150%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 20, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2008, dividend income has been reduced $2,280,036 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,468,175
Gross unrealized depreciation	(153,758,683)
Net unrealized appreciation (depreciation)	$ (100,290,508)

Tax Cost	$ 715,306,197

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (184,909,659)
Net unrealized appreciation (depreciation)	$ (100,290,508)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 3,580,782	$ -

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,194,765,669 and $1,288,577,753, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in October 2008. For the period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 476,926	$ 8,639
Class T	.25%	.25%	603,862	300
Class B	.75%	.25%	207,507	155,840
Class C	.75%	.25%	522,406	24,364
			$ 1,810,701	$ 189,143

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,132
Class T	9,403
Class B*	47,839
Class C*	3,187
$ 78,561

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 635,401.33
Class T	404,858.34
Class B	70,038.34
Class C	172,830.33
Institutional Class	382,900.23
	$ 1,666,027

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41,544 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,892 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $92,399 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,326,909	$ -
Class T	234,767	-
Institutional Class	2,019,106	-
Total	$ 3,580,782	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	2,439,081	5,231,168	$ 29,911,965	$ 92,975,017
Reinvestment of distributions	110,981	-	1,278,500	-
Shares redeemed	(5,811,897)	(8,204,236)	(71,160,693)	(137,493,561)
Net increase (decrease)	(3,261,835)	(2,973,068)	$ (39,970,228)	$ (44,518,544)
Class T
Shares sold	1,378,173	1,654,913	$ 16,510,235	$ 27,954,429
Reinvestment of distributions	20,312	-	230,342	-
Shares redeemed	(3,219,123)	(5,535,442)	(38,373,708)	(91,850,198)
Net increase (decrease)	(1,820,638)	(3,880,529)	$ (21,633,131)	$ (63,895,769)
Class B
Shares sold	152,305	239,320	$ 1,747,233	$ 3,915,004
Shares redeemed	(674,459)	(1,261,646)	(7,726,633)	(20,534,106)
Net increase (decrease)	(522,154)	(1,022,326)	$ (5,979,400)	$ (16,619,102)
Class C
Shares sold	449,328	653,760	$ 5,150,720	$ 10,921,671
Shares redeemed	(1,886,454)	(3,139,388)	(21,887,912)	(49,208,046)
Net increase (decrease)	(1,437,126)	(2,485,628)	$ (16,737,192)	$ (38,286,375)
Institutional Class
Shares sold	3,255,786	12,500,473	$ 39,382,175	$ 237,476,202
Reinvestment of distributions	156,940	-	1,842,480	-
Shares redeemed	(5,162,351)	(5,022,331)	(65,360,154)	(87,600,788)
Net increase (decrease)	(1,749,625)	7,478,142	$ (24,135,499)	$ 149,875,414

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's more recent disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Maangement & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARGI-UANN-0110
1.786678.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.65%	-2.11%	-4.08%
Class T (incl. 3.50% sales charge)	18.17%	-1.83%	-4.04%
Class B (incl. contingent deferred sales charge) A	16.79%	-2.10%	-4.05%
Class C (incl. contingent deferred sales charge) B	20.80%	-1.70%	-4.25%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 22.71%, 22.45%, 21.79% and 21.80%, respectively (excluding sales charges), trailing the Russell 3000® Growth Index, which returned 35.13%. A big overweighting in financials stocks hurt the most versus the Russell index, including positions in Wells Fargo, Citigroup and Berkshire-Hathaway. Poor stock picking in health care also detracted, including stakes in Illumina and Myriad Genetics. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education hurt early on, while having almost no exposure to e-commerce giant and index component Amazon.com hampered results as well. Several technology stocks had unfavorable results, including VeriSign, while not owning IBM and underweighting Microsoft hurt as well. Some of those losses were offset by positions in Internet search and advertising leader Google and semiconductor manufacturer Broadcom. Elsewhere on the positive side, an underweighting and good stock picks within energy contributed, including not owning Exxon Mobil, which lagged during much of the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - also helped, as these high-quality firms were able to gain market share in a consolidating industry. A number of the stocks I've discussed were sold prior to period end.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund: During the year, the fund's Institutional Class shares gained 23.11%, trailing the Russell 3000® Growth Index, which returned 35.13%. A big overweighting in financials stocks hurt the most versus the Russell index, including positions in Wells Fargo, Citigroup and Berkshire-Hathaway. Poor stock picking in health care also detracted, including stakes in Illumina and Myriad Genetics. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education hurt early on, while having almost no exposure to e-commerce giant and index component Amazon.com hampered results as well. Several technology stocks had unfavorable results, including VeriSign, while not owning IBM and underweighting Microsoft hurt as well. Some of those losses were offset by positions in Internet search and advertising leader Google and semiconductor manufacturer Broadcom. Elsewhere on the positive side, an underweighting and good stock picks within energy contributed, including not owning Exxon Mobil, which lagged during much of the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - also helped, as these high-quality firms were able to gain market share in a consolidating industry. A number of stocks I've discussed were sold prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.20%
Actual		$ 1,000.00	$ 1,159.90	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 6.07
Class T	1.37%
Actual		$ 1,000.00	$ 1,158.90	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.93
Class B	1.95%
Actual		$ 1,000.00	$ 1,155.30	$ 10.54
HypotheticalA		$ 1,000.00	$ 1,015.29	$ 9.85
Class C	1.95%
Actual		$ 1,000.00	$ 1,155.30	$ 10.54
HypotheticalA		$ 1,000.00	$ 1,015.29	$ 9.85
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,161.90	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.8	2.8
Google, Inc. Class A	4.3	2.9
Apple, Inc.	3.6	1.5
QUALCOMM, Inc.	3.5	4.0
JPMorgan Chase & Co.	3.3	3.5
Medco Health Solutions, Inc.	2.5	3.6
Harley-Davidson, Inc.	2.3	0.1
Agilent Technologies, Inc.	2.0	0.0
Walgreen Co.	1.7	0.0
American Express Co.	1.6	0.6
	29.6
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.1	31.9
Consumer Discretionary	14.3	11.8
Health Care	12.9	13.3
Financials	9.9	14.3
Industrials	8.6	8.9
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.5%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	13.7%	** Foreign investments	10.8%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.1%
BorgWarner, Inc.	104,600	$ 3,160
Johnson Controls, Inc.	22,200	601
		3,761
Automobiles - 2.5%
Geely Automobile Holdings Ltd. (c)	13,915,000	7,038
Harley-Davidson, Inc. (c)	2,418,600	70,478
		77,516
Diversified Consumer Services - 1.3%
Navitas Ltd.	2,103,811	7,244
Strayer Education, Inc. (c)	164,907	32,569
		39,813
Hotels, Restaurants & Leisure - 2.0%
Chipotle Mexican Grill, Inc. Class B (a)	12,600	1,047
Denny's Corp. (a)	1,250,603	2,864
Marriott International, Inc. Class A (c)	243,249	6,256
McDonald's Corp.	214,724	13,581
Peet's Coffee & Tea, Inc. (a)	13,910	453
Starbucks Corp. (a)	906,701	19,857
Starwood Hotels & Resorts Worldwide, Inc.	452,500	14,489
Universal Travel Group (a)(c)	384,800	4,029
		62,576
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	414,571	17,031
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	37,798	5,137
Expedia, Inc. (a)	396,080	10,092
Priceline.com, Inc. (a)(c)	86,900	18,607
		33,836
Media - 0.3%
McGraw-Hill Companies, Inc.	344,610	10,325
Multiline Retail - 0.9%
Target Corp.	620,676	28,899
Specialty Retail - 4.5%
Advance Auto Parts, Inc.	178,200	7,003
Best Buy Co., Inc.	253,285	10,848
Lowe's Companies, Inc.	2,099,100	45,781
Lumber Liquidators, Inc. (a)	33,300	787
O'Reilly Automotive, Inc. (a)	368,200	14,279
Ross Stores, Inc.	367,132	16,146
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sherwin-Williams Co.	202,673	$ 12,331
Tiffany & Co., Inc.	194,365	8,295
TJX Companies, Inc.	578,796	22,214
		137,684
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	419,400	14,574
Fuqi International, Inc. (a)(c)	81,700	1,791
Lululemon Athletica, Inc. (a)(c)	586,089	15,338
		31,703
TOTAL CONSUMER DISCRETIONARY		443,144
CONSUMER STAPLES - 8.0%
Beverages - 1.3%
The Coca-Cola Co.	684,359	39,145
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	61,100	3,661
Walgreen Co.	1,330,648	51,749
		55,410
Food Products - 0.5%
Bunge Ltd.	244,100	15,110
Household Products - 2.2%
Colgate-Palmolive Co.	259,100	21,814
Energizer Holdings, Inc. (a)	266,200	14,998
Procter & Gamble Co.	534,800	33,345
		70,157
Personal Products - 1.2%
Estee Lauder Companies, Inc. Class A	386,971	18,122
Mead Johnson Nutrition Co. Class A (c)	49,078	2,153
NBTY, Inc. (a)	195,890	7,863
Nu Skin Enterprises, Inc. Class A	304,964	8,167
		36,305
Tobacco - 1.0%
Philip Morris International, Inc.	641,900	30,869
TOTAL CONSUMER STAPLES		246,996
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 4.1%
Energy Equipment & Services - 1.8%
Schlumberger Ltd.	515,566	$ 32,940
Smith International, Inc.	597,380	16,237
Weatherford International Ltd. (a)	366,846	6,126
		55,303
Oil, Gas & Consumable Fuels - 2.3%
Denbury Resources, Inc. (a)	1,679,223	22,283
Peabody Energy Corp.	226,500	10,070
Range Resources Corp.	351,377	16,560
Southwestern Energy Co. (a)	497,505	21,870
		70,783
TOTAL ENERGY		126,086
FINANCIALS - 9.9%
Capital Markets - 1.7%
BlueBay Asset Management	578,024	2,995
Charles Schwab Corp.	1,073,101	19,670
Franklin Resources, Inc.	94,200	10,176
JMP Group, Inc.	114,000	1,026
Morgan Stanley	520,100	16,425
T. Rowe Price Group, Inc.	28,600	1,399
		51,691
Commercial Banks - 2.1%
PNC Financial Services Group, Inc.	430,251	24,529
Wells Fargo & Co.	1,451,450	40,699
		65,228
Consumer Finance - 1.6%
American Express Co.	1,209,200	50,581
Diversified Financial Services - 3.9%
CME Group, Inc.	54,476	17,881
JPMorgan Chase & Co.	2,408,620	102,342
		120,223
Real Estate Management & Development - 0.6%
Jones Lang LaSalle, Inc.	356,900	18,156
TOTAL FINANCIALS		305,879
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.9%
Biotechnology - 2.6%
3SBio, Inc. sponsored ADR (a)	318,310	$ 4,425
Alexion Pharmaceuticals, Inc. (a)	158,468	7,187
Celgene Corp. (a)	137,325	7,615
Clinical Data, Inc. (a)(c)	405,694	6,333
Dendreon Corp. (a)	188,300	5,148
Gilead Sciences, Inc. (a)	321,672	14,813
Human Genome Sciences, Inc. (a)	232,900	6,479
United Therapeutics Corp. (a)	639,402	29,150
		81,150
Health Care Equipment & Supplies - 1.9%
Abiomed, Inc. (a)	324,047	2,741
AGA Medical Holdings, Inc.	247,900	3,094
Beckman Coulter, Inc.	45,400	2,949
C. R. Bard, Inc.	31,400	2,581
Covidien PLC	308,590	14,448
DENTSPLY International, Inc.	323,248	10,771
Edwards Lifesciences Corp. (a)	42,620	3,507
HeartWare International, Inc. CDI unit (a)	1,426,434	1,280
NuVasive, Inc. (a)(c)	358,030	11,618
Orthovita, Inc. (a)	472,552	1,706
Sonova Holding AG	28,042	3,330
		58,025
Health Care Providers & Services - 4.7%
Express Scripts, Inc. (a)	495,869	42,546
Henry Schein, Inc. (a)	244,988	12,166
Medco Health Solutions, Inc. (a)	1,215,634	76,779
VCA Antech, Inc. (a)	665,944	15,097
		146,588
Life Sciences Tools & Services - 1.6%
Illumina, Inc. (a)	606,375	17,536
Life Technologies Corp. (a)	394,300	19,628
QIAGEN NV (a)	451,600	9,980
Thermo Fisher Scientific, Inc. (a)	72,000	3,401
		50,545
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)	304,508	2,616
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk AS Series B	518,594	$ 34,787
Teva Pharmaceutical Industries Ltd. sponsored ADR	525,235	27,727
		65,130
TOTAL HEALTH CARE		401,438
INDUSTRIALS - 8.6%
Aerospace & Defense - 3.3%
Honeywell International, Inc.	732,954	28,197
Precision Castparts Corp.	225,200	23,349
United Technologies Corp.	748,500	50,329
		101,875
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	47,709	1,977
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	169,600	4,783
Stericycle, Inc. (a)	21,100	1,155
Waste Connections, Inc. (a)	124,000	4,024
		9,962
Electrical Equipment - 0.6%
AMETEK, Inc.	354,500	12,961
China High Speed Transmission Equipment Group Co. Ltd.	977,000	2,307
Crompton Greaves Ltd.	427,125	3,626
		18,894
Industrial Conglomerates - 0.8%
3M Co.	125,900	9,750
Textron, Inc.	840,658	16,855
		26,605
Machinery - 2.0%
Cummins, Inc.	324,166	14,555
Danaher Corp.	234,216	16,611
Ingersoll-Rand Co. Ltd.	475,000	16,801
PACCAR, Inc.	347,000	12,867
		60,834
Professional Services - 0.7%
CoStar Group, Inc. (a)(c)	53,335	2,119
Dun & Bradstreet Corp.	60,185	4,730
Equifax, Inc.	53,800	1,541
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Robert Half International, Inc.	554,600	$ 12,384
Verisk Analytics, Inc.	56,600	1,523
		22,297
Road & Rail - 0.8%
Avis Budget Group, Inc. (a)	745,550	7,269
Knight Transportation, Inc.	786,375	13,376
Union Pacific Corp.	51,600	3,264
		23,909
TOTAL INDUSTRIALS		266,353
INFORMATION TECHNOLOGY - 38.1%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	6,396,558	149,677
Juniper Networks, Inc. (a)	1,714,668	44,804
QUALCOMM, Inc.	2,407,066	108,318
Riverbed Technology, Inc. (a)	678,387	13,812
		316,611
Computers & Peripherals - 4.6%
Apple, Inc. (a)	562,740	112,497
Netezza Corp. (a)	1,458,170	14,786
Western Digital Corp. (a)	431,600	15,900
		143,183
Electronic Equipment & Components - 2.7%
Agilent Technologies, Inc. (a)	2,148,101	62,123
BYD Co. Ltd. (H Shares) (a)	905,500	7,916
Corning, Inc.	598,128	9,977
Ingenico SA	181,378	4,753
		84,769
Internet Software & Services - 7.6%
Baidu.com, Inc. sponsored ADR (a)(c)	43,504	18,869
Constant Contact, Inc. (a)	12,018	215
Google, Inc. Class A (a)	231,251	134,819
NetEase.com, Inc. sponsored ADR (a)(c)	641,217	24,520
Tencent Holdings Ltd.	277,400	5,129
The Knot, Inc. (a)	316,945	3,024
VeriSign, Inc. (a)	1,460,837	32,781
WebMD Health Corp. Class A (a)	475,206	17,250
		236,607
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.5%
Accenture PLC Class A	164,550	$ 6,753
Amdocs Ltd. (a)	394,500	10,427
Cognizant Technology Solutions Corp. Class A (a)	71,100	3,123
Fidelity National Information Services, Inc.	935,169	21,135
The Western Union Co.	71,243	1,314
Visa, Inc. Class A	423,132	34,274
		77,026
Semiconductors & Semiconductor Equipment - 5.8%
Aixtron AG	137,628	4,953
ASML Holding NV (NY Shares)	1,238,500	38,381
Avago Technologies Ltd.	317,000	5,028
Broadcom Corp. Class A (a)	1,416,723	41,368
Marvell Technology Group Ltd. (a)	3,147,705	48,538
Monolithic Power Systems, Inc. (a)	1,434,771	30,848
Omnivision Technologies, Inc. (a)	333,182	4,651
Samsung Electronics Co. Ltd.	10,078	6,226
		179,993
Software - 4.7%
Advent Software, Inc. (a)	40,924	1,552
AsiaInfo Holdings, Inc. (a)	159,100	3,912
BMC Software, Inc. (a)	477,887	18,509
Check Point Software Technologies Ltd. (a)	152,000	4,802
Citrix Systems, Inc. (a)	121,848	4,652
ebix.com, Inc. (a)	126,158	6,549
Intuit, Inc. (a)	87,000	2,541
Microsoft Corp.	662,786	19,493
Nice Systems Ltd. sponsored ADR (a)	479,000	14,518
Oracle Corp.	436,200	9,631
Rovi Corp. (a)	100,937	3,009
Salesforce.com, Inc. (a)	78,892	4,945
Shanda Games Ltd. sponsored ADR	340,200	3,484
Solera Holdings, Inc.	405,426	14,174
Sourcefire, Inc. (a)	729,161	14,313
Taleo Corp. Class A (a)	173,370	3,582
VanceInfo Technologies, Inc. ADR (a)	888,324	15,546
		145,212
TOTAL INFORMATION TECHNOLOGY		1,183,401
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.0%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	363,200	$ 30,120
Ecolab, Inc.	164,900	7,406
FMC Corp.	74,800	4,188
The Mosaic Co.	501,600	27,312
		69,026
Metals & Mining - 0.5%
Compass Minerals International, Inc.	72,699	4,732
Consolidated Thompson Iron Mines Ltd. (a)	2,362,500	12,512
		17,244
Paper & Forest Products - 0.3%
Schweitzer-Mauduit International, Inc.	133,067	8,192
TOTAL MATERIALS		94,462
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	329,000	13,463
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. Class A (a)	3,660,400	6,625
TOTAL COMMON STOCKS (Cost $2,862,675)		3,087,847
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.21% (d)	17,682,204	17,682
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	111,973,986	111,974
TOTAL MONEY MARKET FUNDS (Cost $129,656)		129,656
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $2,992,331)		3,217,503
NET OTHER ASSETS - (3.7)%		(113,833)
NET ASSETS - 100%		$ 3,103,670
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 494
Fidelity Securities Lending Cash Central Fund	449
Total	$ 943
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Bermuda	2.1%
China	1.9%
Israel	1.6%
Netherlands	1.5%
Ireland	1.3%
Denmark	1.1%
Netherlands Antilles	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	2.1%
100.0%
Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $2,297,460,000 of which $750,435,000, $688,479,000 and $858,546,000 will expire on November 30, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $110,598) - See accompanying schedule: Unaffiliated issuers (cost $2,862,675)	$ 3,087,847
Fidelity Central Funds (cost $129,656)	129,656
Total Investments (cost $2,992,331)		$ 3,217,503
Receivable for investments sold		3,290
Receivable for fund shares sold		1,206
Dividends receivable		3,824
Distributions receivable from Fidelity Central Funds		30
Prepaid expenses		17
Other receivables		162
Total assets		3,226,032

Liabilities
Payable for investments purchased	$ 71
Payable for fund shares redeemed	7,075
Accrued management fee	1,446
Distribution fees payable	841
Other affiliated payables	765
Other payables and accrued expenses	190
Collateral on securities loaned, at value	111,974
Total liabilities		122,362

Net Assets		$ 3,103,670
Net Assets consist of:
Paid in capital		$ 5,204,801
Undistributed net investment loss		(135)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,326,169)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		225,173
Net Assets		$ 3,103,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($640,165 ÷ 15,216.8 shares)	$ 42.07

Maximum offering price per share (100/94.25 of $42.07)	$ 44.64
Class T: Net Asset Value and redemption price per share ($1,267,895 ÷ 30,231.9 shares)	$ 41.94

Maximum offering price per share (100/96.50 of $41.94)	$ 43.46
Class B: Net Asset Value and offering price per share ($70,373 ÷ 1,830.3 shares)A	$ 38.45

Class C: Net Asset Value and offering price per share ($141,892 ÷ 3,633.2 shares)A	$ 39.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($983,345 ÷ 21,991.5 shares)	$ 44.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 32,486
Interest		1
Income from Fidelity Central Funds		943
Total income		33,430

Expenses
Management fee	$ 16,473
Transfer agent fees	8,310
Distribution fees	9,565
Accounting and security lending fees	914
Custodian fees and expenses	55
Independent trustees' compensation	23
Registration fees	102
Audit	72
Legal	22
Interest	1
Miscellaneous	73
Total expenses before reductions	35,610
Expense reductions	(183)	35,427
Net investment income (loss)		(1,997)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(617,245)
Foreign currency transactions	6
Total net realized gain (loss)		(617,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,216,044
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		1,216,030
Net gain (loss)		598,791
Net increase (decrease) in net assets resulting from operations		$ 596,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,997)	$ 8,264
Net realized gain (loss)	(617,239)	(948,541)
Change in net unrealized appreciation (depreciation)	1,216,030	(1,787,011)
Net increase (decrease) in net assets resulting from operations	596,794	(2,727,288)
Distributions to shareholders from net investment income	(8,092)	-
Distributions to shareholders from net realized gain	(657)	-
Total distributions	(8,749)	-
Share transactions - net increase (decrease)	(551,643)	(318,564)
Total increase (decrease) in net assets	36,402	(3,045,852)

Net Assets
Beginning of period	3,067,268	6,113,120
End of period (including accumulated net investment loss of $135 and undistributed net investment income of $4,465, respectively)	$ 3,103,670	$ 3,067,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 34.36	$ 64.24	$ 51.56	$ 48.04	$ 44.21
Income from Investment Operations
Net investment income (loss) C	(.01)	.11	(.13)	.10	(.06)
Net realized and unrealized gain (loss)	7.79	(29.99)	12.81	3.42	3.89
Total from investment operations	7.78	(29.88)	12.68	3.52	3.83
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.07) G	-	-	-	-
Net asset value, end of period	$ 42.07	$ 34.36	$ 64.24	$ 51.56	$ 48.04
Total Return A, B	22.71%	(46.51)%	24.59%	7.33%	8.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.16%	1.14%	1.13%	1.14%
Expenses net of fee waivers, if any	1.19%	1.16%	1.14%	1.13%	1.14%
Expenses net of all reductions	1.18%	1.15%	1.13%	1.11%	1.10%
Net investment income (loss)	(.04)%	.21%	(.22)%	.20%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 640	$ 628	$ 1,232	$ 1,183	$ 1,386
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.074 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 34.25	$ 64.15	$ 51.57	$ 48.15	$ 44.39
Income from Investment Operations
Net investment income (loss) C	(.09)	.02	(.23)	.01	(.15)
Net realized and unrealized gain (loss)	7.78	(29.92)	12.81	3.41	3.91
Total from investment operations	7.69	(29.90)	12.58	3.42	3.76
Net asset value, end of period	$ 41.94	$ 34.25	$ 64.15	$ 51.57	$ 48.15
Total Return A, B	22.45%	(46.61)%	24.39%	7.10%	8.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.33%	1.32%	1.31%	1.33%
Expenses net of fee waivers, if any	1.39%	1.33%	1.32%	1.31%	1.33%
Expenses net of all reductions	1.39%	1.32%	1.31%	1.29%	1.29%
Net investment income (loss)	(.24)%	.04%	(.40)%	.02%	(.34)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,268	$ 1,274	$ 2,786	$ 3,001	$ 3,858
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 31.57	$ 59.47	$ 48.10	$ 45.19	$ 41.91
Income from Investment Operations
Net investment income (loss) C	(.26)	(.28)	(.52)	(.28)	(.41)
Net realized and unrealized gain (loss)	7.14	(27.62)	11.89	3.19	3.69
Total from investment operations	6.88	(27.90)	11.37	2.91	3.28
Net asset value, end of period	$ 38.45	$ 31.57	$ 59.47	$ 48.10	$ 45.19
Total Return A, B	21.79%	(46.91)%	23.64%	6.44%	7.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.91%	1.92%	1.94%	1.96%
Expenses net of fee waivers, if any	1.94%	1.91%	1.92%	1.94%	1.95%
Expenses net of all reductions	1.93%	1.90%	1.91%	1.93%	1.91%
Net investment income (loss)	(.79)%	(.54)%	(1.01)%	(.62)%	(.96)%
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 91	$ 287	$ 457	$ 766
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 32.06	$ 60.41	$ 48.85	$ 45.88	$ 42.55
Income from Investment Operations
Net investment income (loss) C	(.26)	(.27)	(.53)	(.27)	(.41)
Net realized and unrealized gain (loss)	7.25	(28.08)	12.09	3.24	3.74
Total from investment operations	6.99	(28.35)	11.56	2.97	3.33
Net asset value, end of period	$ 39.05	$ 32.06	$ 60.41	$ 48.85	$ 45.88
Total Return A, B	21.80%	(46.93)%	23.66%	6.47%	7.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.90%	1.90%	1.92%	1.94%
Expenses net of fee waivers, if any	1.94%	1.90%	1.90%	1.92%	1.94%
Expenses net of all reductions	1.93%	1.89%	1.89%	1.90%	1.90%
Net investment income (loss)	(.79)%	(.53)%	(.99)%	(.59)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$ 142	$ 141	$ 313	$ 299	$ 365
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 36.61	$ 68.21	$ 54.76	$ 50.86	$ 46.63
Income from Investment Operations
Net investment income (loss) B	.12	.32	.08	.28	.10
Net realized and unrealized gain (loss)	8.27	(31.92)	13.59	3.62	4.13
Total from investment operations	8.39	(31.60)	13.67	3.90	4.23
Distributions from net investment income	(.27)	-	(.22)	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.29) F	-	(.22)	-	-
Net asset value, end of period	$ 44.71	$ 36.61	$ 68.21	$ 54.76	$ 50.86
Total Return A	23.11%	(46.33)%	25.06%	7.67%	9.07%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.80%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.85%	.80%	.79%	.78%	.79%
Expenses net of all reductions	.84%	.79%	.78%	.76%	.75%
Net investment income (loss)	.30%	.57%	.12%	.55%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 983	$ 934	$ 1,496	$ 1,341	$ 1,255
Portfolio turnover rate D	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.289 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, passive foreign investment companies (PFIC), net operating losses and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 347,280
Gross unrealized depreciation	(150,817)
Net unrealized appreciation (depreciation)	$ 196,463

Tax Cost	$ 3,021,040

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,297,460)
Net unrealized appreciation (depreciation)	$ 196,464

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 8,749	$ -

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,870,181 and $4,296,322, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,467	$ 18
Class T	.25%	.25%	6,025	27
Class B	.75%	.25%	740	557
Class C	.75%	.25%	1,333	67
			$ 9,565	$ 669

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	34
Class B*	139
Class C*	4
$ 210

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,951.33
Class T	3,440.29
Class B	247.33
Class C	443.33
Institutional Class	2,229.24
	$ 8,310

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,384.46%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of

Annual Report

7. Security Lending - continued

certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $449.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $183 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,072	$ -
Institutional Class	7,020	-
Total	$ 8,092	$ -
From net realized gain
Class A	$ 273	$ -
Institutional Class	384	-
Total	$ 657	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	3,284	6,299	$ 116,230	$ 349,250
Reinvestment of distributions	34	-	1,144	-
Shares redeemed	(6,381)	(7,189)	(222,341)	(391,922)
Net increase (decrease)	(3,063)	(890)	$ (104,967)	$ (42,672)
Class T
Shares sold	5,073	6,952	$ 177,647	$ 379,756
Shares redeemed	(12,038)	(13,187)	(425,937)	(711,476)
Net increase (decrease)	(6,965)	(6,235)	$ (248,290)	$ (331,720)
Class B
Shares sold	190	236	$ 6,151	$ 11,968
Shares redeemed	(1,233)	(2,186)	(39,400)	(111,526)
Net increase (decrease)	(1,043)	(1,950)	$ (33,249)	$ (99,558)
Class C
Shares sold	344	569	$ 11,212	$ 29,186
Shares redeemed	(1,110)	(1,354)	(36,235)	(66,626)
Net increase (decrease)	(766)	(785)	$ (25,023)	$ (37,440)
Institutional Class
Shares sold	3,636	9,755	$ 133,754	$ 545,906
Reinvestment of distributions	189	-	6,765	-
Shares redeemed	(7,336)	(6,178)	(280,633)	(353,080)
Net increase (decrease)	(3,511)	3,577	$ (140,114)	$ 192,826

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to overseethe fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100% and 59% of the dividends distributed on 12/19/2008 and 12/30/2008, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0110
1.786679.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Growth
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	23.11%	-0.60%	-3.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 22.71%, 22.45%, 21.79% and 21.80%, respectively (excluding sales charges), trailing the Russell 3000® Growth Index, which returned 35.13%. A big overweighting in financials stocks hurt the most versus the Russell index, including positions in Wells Fargo, Citigroup and Berkshire-Hathaway. Poor stock picking in health care also detracted, including stakes in Illumina and Myriad Genetics. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education hurt early on, while having almost no exposure to e-commerce giant and index component Amazon.com hampered results as well. Several technology stocks had unfavorable results, including VeriSign, while not owning IBM and underweighting Microsoft hurt as well. Some of those losses were offset by positions in Internet search and advertising leader Google and semiconductor manufacturer Broadcom. Elsewhere on the positive side, an underweighting and good stock picks within energy contributed, including not owning Exxon Mobil, which lagged during much of the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - also helped, as these high-quality firms were able to gain market share in a consolidating industry. A number of the stocks I've discussed were sold prior to period end.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund: During the year, the fund's Institutional Class shares gained 23.11%, trailing the Russell 3000® Growth Index, which returned 35.13%. A big overweighting in financials stocks hurt the most versus the Russell index, including positions in Wells Fargo, Citigroup and Berkshire-Hathaway. Poor stock picking in health care also detracted, including stakes in Illumina and Myriad Genetics. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education hurt early on, while having almost no exposure to e-commerce giant and index component Amazon.com hampered results as well. Several technology stocks had unfavorable results, including VeriSign, while not owning IBM and underweighting Microsoft hurt as well. Some of those losses were offset by positions in Internet search and advertising leader Google and semiconductor manufacturer Broadcom. Elsewhere on the positive side, an underweighting and good stock picks within energy contributed, including not owning Exxon Mobil, which lagged during much of the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - also helped, as these high-quality firms were able to gain market share in a consolidating industry. A number of stocks I've discussed were sold prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.20%
Actual		$ 1,000.00	$ 1,159.90	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 6.07
Class T	1.37%
Actual		$ 1,000.00	$ 1,158.90	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.93
Class B	1.95%
Actual		$ 1,000.00	$ 1,155.30	$ 10.54
HypotheticalA		$ 1,000.00	$ 1,015.29	$ 9.85
Class C	1.95%
Actual		$ 1,000.00	$ 1,155.30	$ 10.54
HypotheticalA		$ 1,000.00	$ 1,015.29	$ 9.85
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,161.90	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.8	2.8
Google, Inc. Class A	4.3	2.9
Apple, Inc.	3.6	1.5
QUALCOMM, Inc.	3.5	4.0
JPMorgan Chase & Co.	3.3	3.5
Medco Health Solutions, Inc.	2.5	3.6
Harley-Davidson, Inc.	2.3	0.1
Agilent Technologies, Inc.	2.0	0.0
Walgreen Co.	1.7	0.0
American Express Co.	1.6	0.6
	29.6
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.1	31.9
Consumer Discretionary	14.3	11.8
Health Care	12.9	13.3
Financials	9.9	14.3
Industrials	8.6	8.9
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.5%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	13.7%	** Foreign investments	10.8%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.1%
BorgWarner, Inc.	104,600	$ 3,160
Johnson Controls, Inc.	22,200	601
		3,761
Automobiles - 2.5%
Geely Automobile Holdings Ltd. (c)	13,915,000	7,038
Harley-Davidson, Inc. (c)	2,418,600	70,478
		77,516
Diversified Consumer Services - 1.3%
Navitas Ltd.	2,103,811	7,244
Strayer Education, Inc. (c)	164,907	32,569
		39,813
Hotels, Restaurants & Leisure - 2.0%
Chipotle Mexican Grill, Inc. Class B (a)	12,600	1,047
Denny's Corp. (a)	1,250,603	2,864
Marriott International, Inc. Class A (c)	243,249	6,256
McDonald's Corp.	214,724	13,581
Peet's Coffee & Tea, Inc. (a)	13,910	453
Starbucks Corp. (a)	906,701	19,857
Starwood Hotels & Resorts Worldwide, Inc.	452,500	14,489
Universal Travel Group (a)(c)	384,800	4,029
		62,576
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	414,571	17,031
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	37,798	5,137
Expedia, Inc. (a)	396,080	10,092
Priceline.com, Inc. (a)(c)	86,900	18,607
		33,836
Media - 0.3%
McGraw-Hill Companies, Inc.	344,610	10,325
Multiline Retail - 0.9%
Target Corp.	620,676	28,899
Specialty Retail - 4.5%
Advance Auto Parts, Inc.	178,200	7,003
Best Buy Co., Inc.	253,285	10,848
Lowe's Companies, Inc.	2,099,100	45,781
Lumber Liquidators, Inc. (a)	33,300	787
O'Reilly Automotive, Inc. (a)	368,200	14,279
Ross Stores, Inc.	367,132	16,146
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sherwin-Williams Co.	202,673	$ 12,331
Tiffany & Co., Inc.	194,365	8,295
TJX Companies, Inc.	578,796	22,214
		137,684
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	419,400	14,574
Fuqi International, Inc. (a)(c)	81,700	1,791
Lululemon Athletica, Inc. (a)(c)	586,089	15,338
		31,703
TOTAL CONSUMER DISCRETIONARY		443,144
CONSUMER STAPLES - 8.0%
Beverages - 1.3%
The Coca-Cola Co.	684,359	39,145
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	61,100	3,661
Walgreen Co.	1,330,648	51,749
		55,410
Food Products - 0.5%
Bunge Ltd.	244,100	15,110
Household Products - 2.2%
Colgate-Palmolive Co.	259,100	21,814
Energizer Holdings, Inc. (a)	266,200	14,998
Procter & Gamble Co.	534,800	33,345
		70,157
Personal Products - 1.2%
Estee Lauder Companies, Inc. Class A	386,971	18,122
Mead Johnson Nutrition Co. Class A (c)	49,078	2,153
NBTY, Inc. (a)	195,890	7,863
Nu Skin Enterprises, Inc. Class A	304,964	8,167
		36,305
Tobacco - 1.0%
Philip Morris International, Inc.	641,900	30,869
TOTAL CONSUMER STAPLES		246,996
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 4.1%
Energy Equipment & Services - 1.8%
Schlumberger Ltd.	515,566	$ 32,940
Smith International, Inc.	597,380	16,237
Weatherford International Ltd. (a)	366,846	6,126
		55,303
Oil, Gas & Consumable Fuels - 2.3%
Denbury Resources, Inc. (a)	1,679,223	22,283
Peabody Energy Corp.	226,500	10,070
Range Resources Corp.	351,377	16,560
Southwestern Energy Co. (a)	497,505	21,870
		70,783
TOTAL ENERGY		126,086
FINANCIALS - 9.9%
Capital Markets - 1.7%
BlueBay Asset Management	578,024	2,995
Charles Schwab Corp.	1,073,101	19,670
Franklin Resources, Inc.	94,200	10,176
JMP Group, Inc.	114,000	1,026
Morgan Stanley	520,100	16,425
T. Rowe Price Group, Inc.	28,600	1,399
		51,691
Commercial Banks - 2.1%
PNC Financial Services Group, Inc.	430,251	24,529
Wells Fargo & Co.	1,451,450	40,699
		65,228
Consumer Finance - 1.6%
American Express Co.	1,209,200	50,581
Diversified Financial Services - 3.9%
CME Group, Inc.	54,476	17,881
JPMorgan Chase & Co.	2,408,620	102,342
		120,223
Real Estate Management & Development - 0.6%
Jones Lang LaSalle, Inc.	356,900	18,156
TOTAL FINANCIALS		305,879
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.9%
Biotechnology - 2.6%
3SBio, Inc. sponsored ADR (a)	318,310	$ 4,425
Alexion Pharmaceuticals, Inc. (a)	158,468	7,187
Celgene Corp. (a)	137,325	7,615
Clinical Data, Inc. (a)(c)	405,694	6,333
Dendreon Corp. (a)	188,300	5,148
Gilead Sciences, Inc. (a)	321,672	14,813
Human Genome Sciences, Inc. (a)	232,900	6,479
United Therapeutics Corp. (a)	639,402	29,150
		81,150
Health Care Equipment & Supplies - 1.9%
Abiomed, Inc. (a)	324,047	2,741
AGA Medical Holdings, Inc.	247,900	3,094
Beckman Coulter, Inc.	45,400	2,949
C. R. Bard, Inc.	31,400	2,581
Covidien PLC	308,590	14,448
DENTSPLY International, Inc.	323,248	10,771
Edwards Lifesciences Corp. (a)	42,620	3,507
HeartWare International, Inc. CDI unit (a)	1,426,434	1,280
NuVasive, Inc. (a)(c)	358,030	11,618
Orthovita, Inc. (a)	472,552	1,706
Sonova Holding AG	28,042	3,330
		58,025
Health Care Providers & Services - 4.7%
Express Scripts, Inc. (a)	495,869	42,546
Henry Schein, Inc. (a)	244,988	12,166
Medco Health Solutions, Inc. (a)	1,215,634	76,779
VCA Antech, Inc. (a)	665,944	15,097
		146,588
Life Sciences Tools & Services - 1.6%
Illumina, Inc. (a)	606,375	17,536
Life Technologies Corp. (a)	394,300	19,628
QIAGEN NV (a)	451,600	9,980
Thermo Fisher Scientific, Inc. (a)	72,000	3,401
		50,545
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)	304,508	2,616
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk AS Series B	518,594	$ 34,787
Teva Pharmaceutical Industries Ltd. sponsored ADR	525,235	27,727
		65,130
TOTAL HEALTH CARE		401,438
INDUSTRIALS - 8.6%
Aerospace & Defense - 3.3%
Honeywell International, Inc.	732,954	28,197
Precision Castparts Corp.	225,200	23,349
United Technologies Corp.	748,500	50,329
		101,875
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	47,709	1,977
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	169,600	4,783
Stericycle, Inc. (a)	21,100	1,155
Waste Connections, Inc. (a)	124,000	4,024
		9,962
Electrical Equipment - 0.6%
AMETEK, Inc.	354,500	12,961
China High Speed Transmission Equipment Group Co. Ltd.	977,000	2,307
Crompton Greaves Ltd.	427,125	3,626
		18,894
Industrial Conglomerates - 0.8%
3M Co.	125,900	9,750
Textron, Inc.	840,658	16,855
		26,605
Machinery - 2.0%
Cummins, Inc.	324,166	14,555
Danaher Corp.	234,216	16,611
Ingersoll-Rand Co. Ltd.	475,000	16,801
PACCAR, Inc.	347,000	12,867
		60,834
Professional Services - 0.7%
CoStar Group, Inc. (a)(c)	53,335	2,119
Dun & Bradstreet Corp.	60,185	4,730
Equifax, Inc.	53,800	1,541
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Robert Half International, Inc.	554,600	$ 12,384
Verisk Analytics, Inc.	56,600	1,523
		22,297
Road & Rail - 0.8%
Avis Budget Group, Inc. (a)	745,550	7,269
Knight Transportation, Inc.	786,375	13,376
Union Pacific Corp.	51,600	3,264
		23,909
TOTAL INDUSTRIALS		266,353
INFORMATION TECHNOLOGY - 38.1%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	6,396,558	149,677
Juniper Networks, Inc. (a)	1,714,668	44,804
QUALCOMM, Inc.	2,407,066	108,318
Riverbed Technology, Inc. (a)	678,387	13,812
		316,611
Computers & Peripherals - 4.6%
Apple, Inc. (a)	562,740	112,497
Netezza Corp. (a)	1,458,170	14,786
Western Digital Corp. (a)	431,600	15,900
		143,183
Electronic Equipment & Components - 2.7%
Agilent Technologies, Inc. (a)	2,148,101	62,123
BYD Co. Ltd. (H Shares) (a)	905,500	7,916
Corning, Inc.	598,128	9,977
Ingenico SA	181,378	4,753
		84,769
Internet Software & Services - 7.6%
Baidu.com, Inc. sponsored ADR (a)(c)	43,504	18,869
Constant Contact, Inc. (a)	12,018	215
Google, Inc. Class A (a)	231,251	134,819
NetEase.com, Inc. sponsored ADR (a)(c)	641,217	24,520
Tencent Holdings Ltd.	277,400	5,129
The Knot, Inc. (a)	316,945	3,024
VeriSign, Inc. (a)	1,460,837	32,781
WebMD Health Corp. Class A (a)	475,206	17,250
		236,607
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.5%
Accenture PLC Class A	164,550	$ 6,753
Amdocs Ltd. (a)	394,500	10,427
Cognizant Technology Solutions Corp. Class A (a)	71,100	3,123
Fidelity National Information Services, Inc.	935,169	21,135
The Western Union Co.	71,243	1,314
Visa, Inc. Class A	423,132	34,274
		77,026
Semiconductors & Semiconductor Equipment - 5.8%
Aixtron AG	137,628	4,953
ASML Holding NV (NY Shares)	1,238,500	38,381
Avago Technologies Ltd.	317,000	5,028
Broadcom Corp. Class A (a)	1,416,723	41,368
Marvell Technology Group Ltd. (a)	3,147,705	48,538
Monolithic Power Systems, Inc. (a)	1,434,771	30,848
Omnivision Technologies, Inc. (a)	333,182	4,651
Samsung Electronics Co. Ltd.	10,078	6,226
		179,993
Software - 4.7%
Advent Software, Inc. (a)	40,924	1,552
AsiaInfo Holdings, Inc. (a)	159,100	3,912
BMC Software, Inc. (a)	477,887	18,509
Check Point Software Technologies Ltd. (a)	152,000	4,802
Citrix Systems, Inc. (a)	121,848	4,652
ebix.com, Inc. (a)	126,158	6,549
Intuit, Inc. (a)	87,000	2,541
Microsoft Corp.	662,786	19,493
Nice Systems Ltd. sponsored ADR (a)	479,000	14,518
Oracle Corp.	436,200	9,631
Rovi Corp. (a)	100,937	3,009
Salesforce.com, Inc. (a)	78,892	4,945
Shanda Games Ltd. sponsored ADR	340,200	3,484
Solera Holdings, Inc.	405,426	14,174
Sourcefire, Inc. (a)	729,161	14,313
Taleo Corp. Class A (a)	173,370	3,582
VanceInfo Technologies, Inc. ADR (a)	888,324	15,546
		145,212
TOTAL INFORMATION TECHNOLOGY		1,183,401
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.0%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	363,200	$ 30,120
Ecolab, Inc.	164,900	7,406
FMC Corp.	74,800	4,188
The Mosaic Co.	501,600	27,312
		69,026
Metals & Mining - 0.5%
Compass Minerals International, Inc.	72,699	4,732
Consolidated Thompson Iron Mines Ltd. (a)	2,362,500	12,512
		17,244
Paper & Forest Products - 0.3%
Schweitzer-Mauduit International, Inc.	133,067	8,192
TOTAL MATERIALS		94,462
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	329,000	13,463
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. Class A (a)	3,660,400	6,625
TOTAL COMMON STOCKS (Cost $2,862,675)		3,087,847
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.21% (d)	17,682,204	17,682
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	111,973,986	111,974
TOTAL MONEY MARKET FUNDS (Cost $129,656)		129,656
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $2,992,331)		3,217,503
NET OTHER ASSETS - (3.7)%		(113,833)
NET ASSETS - 100%		$ 3,103,670
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 494
Fidelity Securities Lending Cash Central Fund	449
Total	$ 943
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Bermuda	2.1%
China	1.9%
Israel	1.6%
Netherlands	1.5%
Ireland	1.3%
Denmark	1.1%
Netherlands Antilles	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	2.1%
100.0%
Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $2,297,460,000 of which $750,435,000, $688,479,000 and $858,546,000 will expire on November 30, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $110,598) - See accompanying schedule: Unaffiliated issuers (cost $2,862,675)	$ 3,087,847
Fidelity Central Funds (cost $129,656)	129,656
Total Investments (cost $2,992,331)		$ 3,217,503
Receivable for investments sold		3,290
Receivable for fund shares sold		1,206
Dividends receivable		3,824
Distributions receivable from Fidelity Central Funds		30
Prepaid expenses		17
Other receivables		162
Total assets		3,226,032

Liabilities
Payable for investments purchased	$ 71
Payable for fund shares redeemed	7,075
Accrued management fee	1,446
Distribution fees payable	841
Other affiliated payables	765
Other payables and accrued expenses	190
Collateral on securities loaned, at value	111,974
Total liabilities		122,362

Net Assets		$ 3,103,670
Net Assets consist of:
Paid in capital		$ 5,204,801
Undistributed net investment loss		(135)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,326,169)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		225,173
Net Assets		$ 3,103,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($640,165 ÷ 15,216.8 shares)	$ 42.07

Maximum offering price per share (100/94.25 of $42.07)	$ 44.64
Class T: Net Asset Value and redemption price per share ($1,267,895 ÷ 30,231.9 shares)	$ 41.94

Maximum offering price per share (100/96.50 of $41.94)	$ 43.46
Class B: Net Asset Value and offering price per share ($70,373 ÷ 1,830.3 shares)A	$ 38.45

Class C: Net Asset Value and offering price per share ($141,892 ÷ 3,633.2 shares)A	$ 39.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($983,345 ÷ 21,991.5 shares)	$ 44.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 32,486
Interest		1
Income from Fidelity Central Funds		943
Total income		33,430

Expenses
Management fee	$ 16,473
Transfer agent fees	8,310
Distribution fees	9,565
Accounting and security lending fees	914
Custodian fees and expenses	55
Independent trustees' compensation	23
Registration fees	102
Audit	72
Legal	22
Interest	1
Miscellaneous	73
Total expenses before reductions	35,610
Expense reductions	(183)	35,427
Net investment income (loss)		(1,997)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(617,245)
Foreign currency transactions	6
Total net realized gain (loss)		(617,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,216,044
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		1,216,030
Net gain (loss)		598,791
Net increase (decrease) in net assets resulting from operations		$ 596,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,997)	$ 8,264
Net realized gain (loss)	(617,239)	(948,541)
Change in net unrealized appreciation (depreciation)	1,216,030	(1,787,011)
Net increase (decrease) in net assets resulting from operations	596,794	(2,727,288)
Distributions to shareholders from net investment income	(8,092)	-
Distributions to shareholders from net realized gain	(657)	-
Total distributions	(8,749)	-
Share transactions - net increase (decrease)	(551,643)	(318,564)
Total increase (decrease) in net assets	36,402	(3,045,852)

Net Assets
Beginning of period	3,067,268	6,113,120
End of period (including accumulated net investment loss of $135 and undistributed net investment income of $4,465, respectively)	$ 3,103,670	$ 3,067,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 34.36	$ 64.24	$ 51.56	$ 48.04	$ 44.21
Income from Investment Operations
Net investment income (loss) C	(.01)	.11	(.13)	.10	(.06)
Net realized and unrealized gain (loss)	7.79	(29.99)	12.81	3.42	3.89
Total from investment operations	7.78	(29.88)	12.68	3.52	3.83
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.07) G	-	-	-	-
Net asset value, end of period	$ 42.07	$ 34.36	$ 64.24	$ 51.56	$ 48.04
Total Return A, B	22.71%	(46.51)%	24.59%	7.33%	8.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.16%	1.14%	1.13%	1.14%
Expenses net of fee waivers, if any	1.19%	1.16%	1.14%	1.13%	1.14%
Expenses net of all reductions	1.18%	1.15%	1.13%	1.11%	1.10%
Net investment income (loss)	(.04)%	.21%	(.22)%	.20%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 640	$ 628	$ 1,232	$ 1,183	$ 1,386
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.074 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 34.25	$ 64.15	$ 51.57	$ 48.15	$ 44.39
Income from Investment Operations
Net investment income (loss) C	(.09)	.02	(.23)	.01	(.15)
Net realized and unrealized gain (loss)	7.78	(29.92)	12.81	3.41	3.91
Total from investment operations	7.69	(29.90)	12.58	3.42	3.76
Net asset value, end of period	$ 41.94	$ 34.25	$ 64.15	$ 51.57	$ 48.15
Total Return A, B	22.45%	(46.61)%	24.39%	7.10%	8.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.33%	1.32%	1.31%	1.33%
Expenses net of fee waivers, if any	1.39%	1.33%	1.32%	1.31%	1.33%
Expenses net of all reductions	1.39%	1.32%	1.31%	1.29%	1.29%
Net investment income (loss)	(.24)%	.04%	(.40)%	.02%	(.34)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,268	$ 1,274	$ 2,786	$ 3,001	$ 3,858
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 31.57	$ 59.47	$ 48.10	$ 45.19	$ 41.91
Income from Investment Operations
Net investment income (loss) C	(.26)	(.28)	(.52)	(.28)	(.41)
Net realized and unrealized gain (loss)	7.14	(27.62)	11.89	3.19	3.69
Total from investment operations	6.88	(27.90)	11.37	2.91	3.28
Net asset value, end of period	$ 38.45	$ 31.57	$ 59.47	$ 48.10	$ 45.19
Total Return A, B	21.79%	(46.91)%	23.64%	6.44%	7.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.91%	1.92%	1.94%	1.96%
Expenses net of fee waivers, if any	1.94%	1.91%	1.92%	1.94%	1.95%
Expenses net of all reductions	1.93%	1.90%	1.91%	1.93%	1.91%
Net investment income (loss)	(.79)%	(.54)%	(1.01)%	(.62)%	(.96)%
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 91	$ 287	$ 457	$ 766
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 32.06	$ 60.41	$ 48.85	$ 45.88	$ 42.55
Income from Investment Operations
Net investment income (loss) C	(.26)	(.27)	(.53)	(.27)	(.41)
Net realized and unrealized gain (loss)	7.25	(28.08)	12.09	3.24	3.74
Total from investment operations	6.99	(28.35)	11.56	2.97	3.33
Net asset value, end of period	$ 39.05	$ 32.06	$ 60.41	$ 48.85	$ 45.88
Total Return A, B	21.80%	(46.93)%	23.66%	6.47%	7.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.90%	1.90%	1.92%	1.94%
Expenses net of fee waivers, if any	1.94%	1.90%	1.90%	1.92%	1.94%
Expenses net of all reductions	1.93%	1.89%	1.89%	1.90%	1.90%
Net investment income (loss)	(.79)%	(.53)%	(.99)%	(.59)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$ 142	$ 141	$ 313	$ 299	$ 365
Portfolio turnover rate E	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 36.61	$ 68.21	$ 54.76	$ 50.86	$ 46.63
Income from Investment Operations
Net investment income (loss) B	.12	.32	.08	.28	.10
Net realized and unrealized gain (loss)	8.27	(31.92)	13.59	3.62	4.13
Total from investment operations	8.39	(31.60)	13.67	3.90	4.23
Distributions from net investment income	(.27)	-	(.22)	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.29) F	-	(.22)	-	-
Net asset value, end of period	$ 44.71	$ 36.61	$ 68.21	$ 54.76	$ 50.86
Total Return A	23.11%	(46.33)%	25.06%	7.67%	9.07%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.80%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.85%	.80%	.79%	.78%	.79%
Expenses net of all reductions	.84%	.79%	.78%	.76%	.75%
Net investment income (loss)	.30%	.57%	.12%	.55%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 983	$ 934	$ 1,496	$ 1,341	$ 1,255
Portfolio turnover rate D	135%	164%	112%	103%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.289 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, passive foreign investment companies (PFIC), net operating losses and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 347,280
Gross unrealized depreciation	(150,817)
Net unrealized appreciation (depreciation)	$ 196,463

Tax Cost	$ 3,021,040

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,297,460)
Net unrealized appreciation (depreciation)	$ 196,464

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 8,749	$ -

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,870,181 and $4,296,322, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,467	$ 18
Class T	.25%	.25%	6,025	27
Class B	.75%	.25%	740	557
Class C	.75%	.25%	1,333	67
			$ 9,565	$ 669

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	34
Class B*	139
Class C*	4
$ 210
* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,951.33
Class T	3,440.29
Class B	247.33
Class C	443.33
Institutional Class	2,229.24
	$ 8,310

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,384.46%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $449.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $183 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,072	$ -
Institutional Class	7,020	-
Total	$ 8,092	$ -
From net realized gain
Class A	$ 273	$ -
Institutional Class	384	-
Total	$ 657	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	3,284	6,299	$ 116,230	$ 349,250
Reinvestment of distributions	34	-	1,144	-
Shares redeemed	(6,381)	(7,189)	(222,341)	(391,922)
Net increase (decrease)	(3,063)	(890)	$ (104,967)	$ (42,672)
Class T
Shares sold	5,073	6,952	$ 177,647	$ 379,756
Shares redeemed	(12,038)	(13,187)	(425,937)	(711,476)
Net increase (decrease)	(6,965)	(6,235)	$ (248,290)	$ (331,720)
Class B
Shares sold	190	236	$ 6,151	$ 11,968
Shares redeemed	(1,233)	(2,186)	(39,400)	(111,526)
Net increase (decrease)	(1,043)	(1,950)	$ (33,249)	$ (99,558)
Class C
Shares sold	344	569	$ 11,212	$ 29,186
Shares redeemed	(1,110)	(1,354)	(36,235)	(66,626)
Net increase (decrease)	(766)	(785)	$ (25,023)	$ (37,440)
Institutional Class
Shares sold	3,636	9,755	$ 133,754	$ 545,906
Reinvestment of distributions	189	-	6,765	-
Shares redeemed	(7,336)	(6,178)	(280,633)	(353,080)
Net increase (decrease)	(3,511)	3,577	$ (140,114)	$ 192,826

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to overseethe fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 80% and 59% of the dividends distributed on 12/19/2008 and 12/30/2008, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPGI-UANN-0110
1.786680.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.47%	-1.71%	1.86%
Class T (incl. 3.50% sales charge)	19.03%	-1.46%	1.88%
Class B (incl. contingent deferred sales charge) A	17.59%	-1.67%	1.88%
Class C (incl. contingent deferred sales charge) B	21.63%	-1.30%	1.68%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Advisor Equity Income Fund: For the 12 months ending November 30, 2009, the fund's Class A, Class T, Class B and Class C shares returned 23.58%, 23.35%, 22.59% and 22.63%, respectively (excluding sales charges), compared with 19.23% for the Russell 3000® Value Index. Stock picks in capital goods, diversified financials and energy had the biggest positive impact on relative performance. Overweighting consumer discretionary - particularly within the automobiles and components group - and information technology also helped. On the flip side, unrewarding stock selection in insurance, consumer discretionary and health care equipment/services detracted from the fund's relative results. Individual contributors included financial services firms Bank of America and Morgan Stanley, both of which successfully raised capital, while their earnings outlooks also improved - due in large part to successful fixed-income trading. Favorable timing in my purchase of Bank of America was a key factor. Detractors included out-of-benchmark holding United Parcel Service (UPS), which saw its package delivery volume fall as the economy worsened, and its stock performance lagged. Property/casualty insurer Chubb was hurt by investor pessimism about the future pricing environment for insurers. UPS and Chubb were both sold from the portfolio.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Advisor Equity Income Fund: For the 12 months ending November 30, 2009, the fund's Institutional Class shares returned 23.90%, compared with 19.23% for the Russell 3000® Value Index. Stock picks in capital goods, diversified financials and energy had the biggest positive impact on relative performance. Overweighting consumer discretionary - particularly within the automobiles and components group - and information technology also helped. On the flip side, unrewarding stock selection in insurance, consumer discretionary and health care equipment/services detracted from the fund's relative results. Individual contributors included financial services firms Bank of America and Morgan Stanley, both of which successfully raised capital, while their earnings outlooks also improved - due in large part to successful fixed-income trading. Favorable timing in my purchase of Bank of America was a key factor. Detractors included out-of-benchmark holding United Parcel Service (UPS), which saw its package delivery volume fall as the economy worsened, and its stock performance lagged. Property/casualty insurer Chubb was hurt by investor pessimism about the future pricing environment for insurers. UPS and Chubb were both sold from the portfolio.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.07%
Actual		$ 1,000.00	$ 1,201.80	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.70	$ 5.42
Class T	1.25%
Actual		$ 1,000.00	$ 1,200.70	$ 6.90
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class B	1.85%
Actual		$ 1,000.00	$ 1,196.70	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,015.79	$ 9.35
Class C	1.83%
Actual		$ 1,000.00	$ 1,197.60	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,203.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.1	4.3
Wells Fargo & Co.	3.3	3.5
Chevron Corp.	3.2	3.3
Bank of America Corp.	3.1	2.6
AT&T, Inc.	3.1	3.9
Exxon Mobil Corp.	2.8	3.4
Pfizer, Inc.	2.5	1.8
PNC Financial Services Group, Inc.	2.1	1.3
Toll Brothers, Inc.	1.8	1.8
Merck & Co., Inc.	1.8	0.0
	27.8
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	23.5
Energy	15.6	17.0
Consumer Discretionary	15.2	14.3
Industrials	10.6	9.0
Health Care	8.0	8.6
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 98.3%		Stocks 97.6%
	Convertible Securities 1.6%		Convertible Securities 1.8%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	13.2%	** Foreign investments	10.3%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 1.5%
Johnson Controls, Inc.	1,062,162	$ 28,731
Michelin CGDE Series B	70,586	5,352
The Goodyear Tire & Rubber Co. (a)	1,370,500	18,790
		52,873
Automobiles - 1.1%
Daimler AG (Reg.)	111,699	5,689
Fiat SpA (a)	645,223	9,523
Harley-Davidson, Inc. (c)	770,000	22,438
		37,650
Diversified Consumer Services - 0.7%
H&R Block, Inc.	1,141,700	23,177
Hotels, Restaurants & Leisure - 0.6%
Starbucks Corp. (a)	877,300	19,213
Household Durables - 3.6%
Black & Decker Corp.	209,991	12,744
KB Home	178,700	2,421
Lennar Corp. Class A	364,800	4,622
Newell Rubbermaid, Inc.	1,144,900	16,612
Toll Brothers, Inc. (a)	3,166,800	61,721
Whirlpool Corp.	365,200	27,083
		125,203
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	654,266	6,961
Media - 2.8%
Belo Corp. Series A	622,810	2,933
Comcast Corp. Class A	1,389,400	20,382
Informa PLC	1,207,910	5,514
Interpublic Group of Companies, Inc. (a)	762,600	4,827
The Walt Disney Co.	837,600	25,312
Time Warner, Inc.	958,300	29,439
Virgin Media, Inc.	612,000	10,074
		98,481
Multiline Retail - 1.7%
Kohl's Corp. (a)	460,300	24,460
Macy's, Inc.	498,600	8,132
Target Corp.	580,000	27,005
		59,597
Specialty Retail - 2.7%
Home Depot, Inc.	1,711,500	46,827
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	668,900	$ 14,589
OfficeMax, Inc. (a)	162,100	1,715
RadioShack Corp.	295,200	5,567
Staples, Inc.	1,043,600	24,337
		93,035
TOTAL CONSUMER DISCRETIONARY		516,190
CONSUMER STAPLES - 5.2%
Beverages - 1.1%
Carlsberg AS Series B	202,702	14,527
The Coca-Cola Co.	432,282	24,727
		39,254
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	369,900	11,471
Kroger Co.	234,400	5,330
Wal-Mart Stores, Inc.	125,700	6,857
Walgreen Co.	238,851	9,289
Winn-Dixie Stores, Inc. (a)	356,790	3,846
		36,793
Food Products - 0.9%
Hershey Co.	61,200	2,165
Nestle SA (Reg.)	414,113	19,572
Tyson Foods, Inc. Class A	796,700	9,576
		31,313
Household Products - 1.0%
Kimberly-Clark Corp.	149,800	9,882
Procter & Gamble Co.	381,500	23,787
		33,669
Personal Products - 0.3%
Avon Products, Inc.	289,944	9,931
Tobacco - 0.9%
Philip Morris International, Inc.	621,600	29,893
TOTAL CONSUMER STAPLES		180,853
ENERGY - 15.6%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	204,600	8,335
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
BJ Services Co.	428,700	$ 8,051
Halliburton Co.	452,100	13,274
Noble Corp.	637,386	26,330
Pride International, Inc. (a)	271,071	8,574
Schlumberger Ltd.	428,800	27,396
		91,960
Oil, Gas & Consumable Fuels - 13.0%
Anadarko Petroleum Corp.	169,600	10,096
Apache Corp.	239,900	22,858
Chevron Corp.	1,429,800	111,582
Cloud Peak Energy, Inc.	112,000	1,512
ConocoPhillips	945,600	48,954
CONSOL Energy, Inc.	256,800	11,792
Devon Energy Corp.	139,300	9,382
EOG Resources, Inc.	283,200	24,494
Exxon Mobil Corp.	1,285,500	96,502
Marathon Oil Corp.	465,610	15,188
Occidental Petroleum Corp.	402,300	32,502
Royal Dutch Shell PLC:
Class A sponsored ADR	955,700	57,113
Class B ADR	160,500	9,283
		451,258
TOTAL ENERGY		543,218
FINANCIALS - 25.6%
Capital Markets - 5.3%
Bank of New York Mellon Corp.	872,510	23,244
Credit Suisse Group sponsored ADR	260,900	13,674
Goldman Sachs Group, Inc.	289,800	49,167
Morgan Stanley	1,565,601	49,442
Nomura Holdings, Inc.	429,700	3,087
State Street Corp.	519,131	21,440
T. Rowe Price Group, Inc.	122,350	5,987
UBS AG:
(For. Reg.) (a)	423,400	6,616
(NY Shares) (a)	734,000	11,516
		184,173
Commercial Banks - 7.9%
Associated Banc-Corp. (c)	799,326	9,064
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	367,000	$ 10,448
Huntington Bancshares, Inc.	995,000	3,801
KeyCorp	2,030,000	11,896
Marshall & Ilsley Corp.	509,900	2,932
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	2,364,000	12,978
PNC Financial Services Group, Inc.	1,256,189	71,615
Standard Chartered PLC (United Kingdom)	348,002	8,495
SunTrust Banks, Inc.	202,037	4,774
U.S. Bancorp, Delaware	971,000	23,430
Wells Fargo & Co.	4,127,000	115,721
		275,154
Consumer Finance - 1.4%
American Express Co.	332,520	13,909
Capital One Financial Corp.	412,216	15,813
Discover Financial Services	821,000	12,693
SLM Corp. (a)	594,900	6,526
		48,941
Diversified Financial Services - 8.1%
Bank of America Corp.	6,825,516	108,184
Citigroup, Inc.	4,002,778	16,451
CME Group, Inc.	10,300	3,381
JPMorgan Chase & Co.	3,337,400	141,801
Moody's Corp. (c)	283,170	6,578
Sands China Ltd.	2,624,000	3,156
		279,551
Insurance - 1.9%
ACE Ltd.	277,136	13,499
Hartford Financial Services Group, Inc.	410,000	10,029
MetLife, Inc.	222,700	7,614
Montpelier Re Holdings Ltd.	787,900	13,189
The First American Corp.	174,575	5,538
The Travelers Companies, Inc.	324,513	17,001
		66,870
Real Estate Investment Trusts - 0.7%
Developers Diversified Realty Corp.	383,942	3,885
HCP, Inc.	383,900	12,016
Segro PLC	560,800	3,003
Senior Housing Properties Trust (SBI)	324,400	6,738
		25,642
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
Allgreen Properties Ltd.	1,629,000	$ 1,342
CB Richard Ellis Group, Inc. Class A (a)	670,100	7,659
		9,001
TOTAL FINANCIALS		889,332
HEALTH CARE - 8.0%
Biotechnology - 0.8%
Amgen, Inc. (a)	354,600	19,982
Biogen Idec, Inc. (a)	142,730	6,700
		26,682
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	150,986	8,236
Boston Scientific Corp. (a)	908,400	7,603
Covidien PLC	357,300	16,729
		32,568
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	451,600	12,947
Pharmaceuticals - 5.9%
Abbott Laboratories	212,900	11,601
Johnson & Johnson	565,500	35,536
Merck & Co., Inc.	1,700,291	61,568
Pfizer, Inc.	4,778,329	86,822
Sanofi-Aventis	122,364	9,254
		204,781
TOTAL HEALTH CARE		276,978
INDUSTRIALS - 10.5%
Aerospace & Defense - 3.0%
General Dynamics Corp.	114,300	7,532
Honeywell International, Inc.	805,762	30,998
Raytheon Co.	92,500	4,767
Spirit AeroSystems Holdings, Inc. Class A (a)	517,600	9,436
The Boeing Co.	325,100	17,038
United Technologies Corp.	493,300	33,169
		102,940
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	41,005	$ 1,699
Masco Corp.	844,300	11,466
		13,165
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	142,856	4,029
Construction & Engineering - 0.1%
Fluor Corp.	102,300	4,346
Electrical Equipment - 0.5%
Cooper Industries PLC Class A	264,300	11,283
Schneider Electric SA	52,098	5,701
		16,984
Industrial Conglomerates - 3.5%
General Electric Co.	2,752,500	44,095
Koninklijke Philips Electronics NV (NY Shares)	144,931	3,980
Rheinmetall AG	236,300	14,120
Siemens AG sponsored ADR (c)	304,200	30,000
Textron, Inc.	667,100	13,375
Tyco International Ltd.	416,600	14,943
		120,513
Machinery - 2.3%
Briggs & Stratton Corp. (c)	501,474	9,458
Caterpillar, Inc.	65,400	3,819
Cummins, Inc.	278,100	12,487
Eaton Corp.	252,100	16,109
Ingersoll-Rand Co. Ltd.	394,500	13,953
Kennametal, Inc.	362,300	8,152
The Stanley Works	191,000	9,277
Vallourec SA	37,700	6,306
		79,561
Road & Rail - 0.6%
CSX Corp.	241,000	11,443
Union Pacific Corp.	177,800	11,248
		22,691
TOTAL INDUSTRIALS		364,229
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	1,316,400	$ 30,804
Motorola, Inc.	1,233,200	9,878
		40,682
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	664,000	32,576
International Business Machines Corp.	80,745	10,202
		42,778
Electronic Equipment & Components - 0.9%
Agilent Technologies, Inc. (a)	40,900	1,183
Arrow Electronics, Inc. (a)	162,462	4,270
Avnet, Inc. (a)	324,900	8,854
Tyco Electronics Ltd.	734,800	17,055
		31,362
IT Services - 0.0%
Hewitt Associates, Inc. Class A (a)	20,456	822
MoneyGram International, Inc. (a)	232,100	576
		1,398
Office Electronics - 0.2%
Xerox Corp.	737,600	5,680
Semiconductors & Semiconductor Equipment - 2.7%
Applied Materials, Inc.	1,803,500	22,201
Intel Corp.	2,051,500	39,389
Micron Technology, Inc. (a)	994,200	7,476
National Semiconductor Corp.	1,090,200	15,917
Novellus Systems, Inc. (a)	117,800	2,437
Teradyne, Inc. (a)	196,400	1,740
Varian Semiconductor Equipment Associates, Inc. (a)	213,200	6,211
		95,371
Software - 1.1%
Microsoft Corp.	584,400	17,187
Oracle Corp.	941,300	20,784
		37,971
TOTAL INFORMATION TECHNOLOGY		255,242
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 1.7%
Chemicals - 0.7%
Dow Chemical Co.	282,668	$ 7,853
E.I. du Pont de Nemours & Co.	499,400	17,269
		25,122
Construction Materials - 0.1%
HeidelbergCement AG	48,101	3,192
Metals & Mining - 0.7%
Alcoa, Inc.	813,300	10,183
Commercial Metals Co.	92,100	1,464
Nucor Corp.	254,800	10,806
		22,453
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	173,766	6,766
TOTAL MATERIALS		57,533
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.3%
AT&T, Inc.	3,925,456	105,752
Qwest Communications International, Inc.	4,935,200	18,013
Verizon Communications, Inc.	1,868,400	58,780
		182,545
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp. (a)	4,350,436	16,140
Vodafone Group PLC sponsored ADR	547,400	12,421
		28,561
TOTAL TELECOMMUNICATION SERVICES		211,106
UTILITIES - 3.3%
Electric Utilities - 2.5%
Allegheny Energy, Inc.	963,785	21,184
American Electric Power Co., Inc.	396,982	12,779
Entergy Corp.	240,100	18,884
Exelon Corp.	400,200	19,282
FirstEnergy Corp.	332,000	14,303
		86,432
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
AES Corp.	1,494,400	$ 19,039
Constellation Energy Group, Inc.	248,800	7,917
		26,956
Multi-Utilities - 0.1%
CMS Energy Corp.	204,600	2,914
TOTAL UTILITIES		116,302
TOTAL COMMON STOCKS (Cost $2,882,000)		3,410,983
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.8%
FINANCIALS - 0.4%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	5,200	4,404
Insurance - 0.3%
XL Capital Ltd. 10.75%	299,100	8,429
TOTAL FINANCIALS		12,833
MATERIALS - 0.4%
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	129,700	15,362
TOTAL CONVERTIBLE PREFERRED STOCKS		28,195
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	265,951	2,971
TOTAL PREFERRED STOCKS (Cost $19,306)		31,166
Convertible Bonds - 0.8%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. 4.25% 11/15/16	$ 6,260	$ 7,141
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (d)	1,240	1,052
Media - 0.1%
Liberty Global, Inc. 4.5% 11/15/16 (d)	2,050	2,032
TOTAL CONSUMER DISCRETIONARY		10,225
INDUSTRIALS - 0.1%
Airlines - 0.1%
AMR Corp. 6.25% 10/15/14	1,170	1,027
UAL Corp. 6% 10/15/29	1,470	1,565
		2,592
Industrial Conglomerates - 0.0%
Textron, Inc. 4.5% 5/1/13	1,260	2,132
TOTAL INDUSTRIALS		4,724
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 1.875% 6/1/14	3,420	2,796
MATERIALS - 0.3%
Metals & Mining - 0.3%
Alcoa, Inc. 5.25% 3/15/14	2,200	4,623
United States Steel Corp. 4% 5/15/14	2,930	4,659
		9,282
TOTAL CONVERTIBLE BONDS (Cost $21,227)		27,027
Money Market Funds - 0.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.21% (e)	5,973,133	$ 5,973
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	19,229,750	19,230
TOTAL MONEY MARKET FUNDS (Cost $25,203)		25,203
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,947,736)		3,494,379
NET OTHER ASSETS - (0.6)%		(19,650)
NET ASSETS - 100%		$ 3,474,729
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,084,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 116
Fidelity Securities Lending Cash Central Fund	1,320
Total	$ 1,436
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 516,190	$ 510,501	$ 5,689	$ -
Consumer Staples	180,853	180,853	-	-
Energy	543,218	543,218	-	-
Financials	905,136	891,029	14,107	-
Health Care	276,978	267,724	9,254	-
Industrials	364,229	364,229	-	-
Information Technology	255,242	255,242	-	-
Materials	72,895	57,533	15,362	-
Telecommunication Services	211,106	211,106	-	-
Utilities	116,302	116,302	-	-
Corporate Bonds	27,027	-	27,027	-
Money Market Funds	25,203	25,203	-	-
Total Investments in Securities:	$ 3,494,379	$ 3,422,940	$ 71,439	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.8%
Switzerland	3.6%
United Kingdom	2.6%
Germany	1.6%
Ireland	1.2%
Others (individually less than 1%)	4.2%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $1,218,232,000 of which $698,457,000 and $519,775,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $18,945) - See accompanying schedule: Unaffiliated issuers (cost $2,922,533)	$ 3,469,176
Fidelity Central Funds (cost $25,203)	25,203
Total Investments (cost $2,947,736)		$ 3,494,379
Receivable for investments sold		55,093
Receivable for fund shares sold		1,690
Dividends receivable		8,808
Interest receivable		126
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		19
Other receivables		101
Total assets		3,560,249

Liabilities
Payable for investments purchased	$ 4,545
Payable for fund shares redeemed	58,466
Accrued management fee	1,355
Distribution fees payable	916
Other affiliated payables	867
Other payables and accrued expenses	141
Collateral on securities loaned, at value	19,230
Total liabilities		85,520

Net Assets		$ 3,474,729
Net Assets consist of:
Paid in capital		$ 4,212,760
Undistributed net investment income		8,187
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,292,862)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		546,644
Net Assets		$ 3,474,729

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($830,526 ÷ 41,003 shares)	$ 20.26

Maximum offering price per share (100/94.25 of $20.26)	$ 21.50
Class T: Net Asset Value and redemption price per share ($1,263,668 ÷ 61,529 shares)	$ 20.54

Maximum offering price per share (100/96.50 of $20.54)	$ 21.28
Class B: Net Asset Value and offering price per share ($88,310 ÷ 4,343 shares)A	$ 20.33

Class C: Net Asset Value and offering price per share ($165,085 ÷ 8,118 shares)A	$ 20.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,127,140 ÷ 54,063 shares)	$ 20.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 88,508
Interest		538
Income from Fidelity Central Funds		1,436
Total income		90,482

Expenses
Management fee	$ 15,289
Transfer agent fees	9,565
Distribution fees	10,146
Accounting and security lending fees	1,015
Custodian fees and expenses	74
Independent trustees' compensation	25
Registration fees	119
Audit	64
Legal	17
Interest	5
Miscellaneous	84
Total expenses before reductions	36,403
Expense reductions	(68)	36,335
Net investment income (loss)		54,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(268,941)
Foreign currency transactions	15
Total net realized gain (loss)		(268,926)
Change in net unrealized appreciation (depreciation) on: Investment securities	897,823
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		897,824
Net gain (loss)		628,898
Net increase (decrease) in net assets resulting from operations		$ 683,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,147	$ 73,776
Net realized gain (loss)	(268,926)	(1,014,193)
Change in net unrealized appreciation (depreciation)	897,824	(1,764,132)
Net increase (decrease) in net assets resulting from operations	683,045	(2,704,549)
Distributions to shareholders from net investment income	(60,764)	(77,980)
Distributions to shareholders from net realized gain	-	(377,988)
Total distributions	(60,764)	(455,968)
Share transactions - net increase (decrease)	(768,228)	(182,029)
Total increase (decrease) in net assets	(145,947)	(3,342,546)

Net Assets
Beginning of period	3,620,676	6,963,222
End of period (including undistributed net investment income of $8,187 and undistributed net investment income of $8,799, respectively)	$ 3,474,729	$ 3,620,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 30.63	$ 31.82	$ 29.49	$ 27.59
Income from Investment Operations
Net investment income (loss) C	.28	.36	.32	.36	.27
Net realized and unrealized gain (loss)	3.58	(12.22)	1.41	3.93	2.41
Total from investment operations	3.86	(11.86)	1.73	4.29	2.68
Distributions from net investment income	(.32)	(.37)	(.35)	(.31)	(.32)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.32)	(2.05)	(2.92)	(1.96)	(.78)
Net asset value, end of period	$ 20.26	$ 16.72	$ 30.63	$ 31.82	$ 29.49
Total Return A, B	23.58%	(41.34)%	5.82%	15.44%	9.91%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.01%	.97%	.99%	1.00%
Expenses net of fee waivers, if any	1.07%	1.01%	.97%	.99%	1.00%
Expenses net of all reductions	1.07%	1.00%	.96%	.98%	.98%
Net investment income (loss)	1.67%	1.46%	1.02%	1.23%	.96%
Supplemental Data
Net assets, end of period (in millions)	$ 831	$ 801	$ 1,618	$ 1,551	$ 1,176
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 31.01	$ 32.22	$ 29.83	$ 27.89
Income from Investment Operations
Net investment income (loss) C	.25	.31	.25	.30	.21
Net realized and unrealized gain (loss)	3.63	(12.39)	1.44	3.98	2.44
Total from investment operations	3.88	(12.08)	1.69	4.28	2.65
Distributions from net investment income	(.28)	(.31)	(.33)	(.24)	(.25)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.28)	(1.99)	(2.90)	(1.89)	(.71)
Net asset value, end of period	$ 20.54	$ 16.94	$ 31.01	$ 32.22	$ 29.83
Total Return A, B	23.35%	(41.49)%	5.60%	15.19%	9.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.21%	1.18%	1.20%	1.22%
Expenses net of fee waivers, if any	1.28%	1.21%	1.18%	1.20%	1.22%
Expenses net of all reductions	1.27%	1.21%	1.18%	1.19%	1.19%
Net investment income (loss)	1.47%	1.25%	.81%	1.02%	.75%
Supplemental Data
Net assets, end of period (in millions)	$ 1,264	$ 1,286	$ 2,711	$ 3,076	$ 3,000
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 30.67	$ 31.89	$ 29.54	$ 27.62
Income from Investment Operations
Net investment income (loss) C	.15	.17	.06	.11	.03
Net realized and unrealized gain (loss)	3.59	(12.26)	1.41	3.94	2.42
Total from investment operations	3.74	(12.09)	1.47	4.05	2.45
Distributions from net investment income	(.18)	(.13)	(.12)	(.05)	(.07)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.18)	(1.81)	(2.69)	(1.70)	(.53)
Net asset value, end of period	$ 20.33	$ 16.77	$ 30.67	$ 31.89	$ 29.54
Total Return A, B	22.59%	(41.80)%	4.95%	14.46%	9.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	1.80%	1.79%	1.83%	1.85%
Expenses net of fee waivers, if any	1.84%	1.80%	1.79%	1.83%	1.85%
Expenses net of all reductions	1.84%	1.80%	1.79%	1.82%	1.83%
Net investment income (loss)	.90%	.66%	.20%	.39%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 88	$ 115	$ 314	$ 420	$ 504
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 30.70	$ 31.93	$ 29.59	$ 27.68
Income from Investment Operations
Net investment income (loss) C	.16	.17	.08	.13	.05
Net realized and unrealized gain (loss)	3.59	(12.26)	1.42	3.95	2.42
Total from investment operations	3.75	(12.09)	1.50	4.08	2.47
Distributions from net investment income	(.19)	(.15)	(.16)	(.09)	(.10)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.19)	(1.83)	(2.73)	(1.74)	(.56)
Net asset value, end of period	$ 20.34	$ 16.78	$ 30.70	$ 31.93	$ 29.59
Total Return A, B	22.63%	(41.79)%	5.03%	14.52%	9.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.77%	1.73%	1.76%	1.79%
Expenses net of fee waivers, if any	1.83%	1.77%	1.73%	1.76%	1.79%
Expenses net of all reductions	1.83%	1.77%	1.73%	1.76%	1.77%
Net investment income (loss)	.91%	.70%	.26%	.45%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 165	$ 170	$ 385	$ 403	$ 355
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 31.46	$ 32.64	$ 30.20	$ 28.22
Income from Investment Operations
Net investment income (loss) B	.34	.44	.41	.46	.37
Net realized and unrealized gain (loss)	3.68	(12.57)	1.46	4.02	2.47
Total from investment operations	4.02	(12.13)	1.87	4.48	2.84
Distributions from net investment income	(.37)	(.45)	(.48)	(.39)	(.40)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.37)	(2.13)	(3.05)	(2.04)	(.86)
Net asset value, end of period	$ 20.85	$ 17.20	$ 31.46	$ 32.64	$ 30.20
Total Return A	23.90%	(41.18)%	6.14%	15.75%	10.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.72%	.69%	.70%	.68%
Expenses net of fee waivers, if any	.79%	.72%	.69%	.70%	.68%
Expenses net of all reductions	.78%	.72%	.68%	.69%	.66%
Net investment income (loss)	1.96%	1.75%	1.30%	1.52%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 1,249	$ 1,936	$ 1,893	$ 1,896
Portfolio turnover rate D	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For preferred securities, pricing services generally utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 718,879
Gross unrealized depreciation	(246,849)
Net unrealized appreciation (depreciation)	$ 472,030

Tax Cost	$ 3,022,349

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,259
Capital loss carryforward	$ (1,218,232)
Net unrealized appreciation (depreciation)	$ 472,030

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 60,764	$ 77,980
Long-term Capital Gains	-	377,988
Total	$ 60,764	$ 455,968

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,480,134 and $3,246,140, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,888	$ 36
Class T	.25%	.25%	5,831	23
Class B	.75%	.25%	907	682
Class C	.75%	.25%	1,520	86
			$ 10,146	$ 827

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 87
Class T	31
Class B*	170
Class C*	6
$ 294

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,411.32
Class T	3,160.27
Class B	303.33
Class C	492.32
Institutional Class	3,199.28
	$ 9,565

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $83 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,116.39%		$ 4

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,320.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,946. The weighted average interest rate was .50%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 14,404	$ 18,912
Class T	19,391	25,481
Class B	1,001	1,127
Class C	1,701	1,753
Institutional Class	24,267	30,707
Total	$ 60,764	$ 77,980
From net realized gain
Class A	$ -	$ 88,439
Class T	-	145,290
Class B	-	16,980
Class C	-	21,072
Institutional Class	-	106,207
Total	$ -	$ 377,988

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	7,500	10,178	$ 124,679	$ 252,262
Reinvestment of distributions	831	3,598	13,553	100,600
Shares redeemed	(15,214)	(18,710)	(254,010)	(455,392)
Net increase (decrease)	(6,883)	(4,934)	$ (115,778)	$ (102,530)
Class T
Shares sold	10,705	11,121	$ 178,741	$ 275,660
Reinvestment of distributions	1,131	5,810	18,667	165,355
Shares redeemed	(26,220)	(28,432)	(437,906)	(703,216)
Net increase (decrease)	(14,384)	(11,501)	$ (240,498)	$ (262,201)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class B
Shares sold	396	550	$ 6,600	$ 13,506
Reinvestment of distributions	57	574	914	16,395
Shares redeemed	(2,962)	(4,508)	(48,389)	(110,695)
Net increase (decrease)	(2,509)	(3,384)	$ (40,875)	$ (80,794)
Class C
Shares sold	1,003	1,500	$ 16,749	$ 36,227
Reinvestment of distributions	90	694	1,466	19,781
Shares redeemed	(3,080)	(4,620)	(50,229)	(107,257)
Net increase (decrease)	(1,987)	(2,426)	$ (32,014)	$ (51,249)
Institutional Class
Shares sold	8,518	25,659	$ 137,187	$ 636,405
Reinvestment of distributions	1,395	4,193	23,399	119,127
Shares redeemed	(28,497)	(18,741)	(499,649)	(440,787)
Net increase (decrease)	(18,584)	11,111	$ (339,063)	$ 314,745

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-UANN-0110
1.786681.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Income
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	23.90%	-0.25%	2.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Advisor Equity Income Fund: For the 12 months ending November 30, 2009, the fund's Class A, Class T, Class B and Class C shares returned 23.58%, 23.35%, 22.59% and 22.63%, respectively (excluding sales charges), compared with 19.23% for the Russell 3000® Value Index. Stock picks in capital goods, diversified financials and energy had the biggest positive impact on relative performance. Overweighting consumer discretionary - particularly within the automobiles and components group - and information technology also helped. On the flip side, unrewarding stock selection in insurance, consumer discretionary and health care equipment/services detracted from the fund's relative results. Individual contributors included financial services firms Bank of America and Morgan Stanley, both of which successfully raised capital, while their earnings outlooks also improved - due in large part to successful fixed-income trading. Favorable timing in my purchase of Bank of America was a key factor. Detractors included out-of-benchmark holding United Parcel Service (UPS), which saw its package delivery volume fall as the economy worsened, and its stock performance lagged. Property/casualty insurer Chubb was hurt by investor pessimism about the future pricing environment for insurers. UPS and Chubb were both sold from the portfolio.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Advisor Equity Income Fund: For the 12 months ending November 30, 2009, the fund's Institutional Class shares returned 23.90%, compared with 19.23% for the Russell 3000® Value Index. Stock picks in capital goods, diversified financials and energy had the biggest positive impact on relative performance. Overweighting consumer discretionary - particularly within the automobiles and components group - and information technology also helped. On the flip side, unrewarding stock selection in insurance, consumer discretionary and health care equipment/services detracted from the fund's relative results. Individual contributors included financial services firms Bank of America and Morgan Stanley, both of which successfully raised capital, while their earnings outlooks also improved - due in large part to successful fixed-income trading. Favorable timing in my purchase of Bank of America was a key factor. Detractors included out-of-benchmark holding United Parcel Service (UPS), which saw its package delivery volume fall as the economy worsened, and its stock performance lagged. Property/casualty insurer Chubb was hurt by investor pessimism about the future pricing environment for insurers. UPS and Chubb were both sold from the portfolio.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.07%
Actual		$ 1,000.00	$ 1,201.80	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.70	$ 5.42
Class T	1.25%
Actual		$ 1,000.00	$ 1,200.70	$ 6.90
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class B	1.85%
Actual		$ 1,000.00	$ 1,196.70	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,015.79	$ 9.35
Class C	1.83%
Actual		$ 1,000.00	$ 1,197.60	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.25
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,203.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.1	4.3
Wells Fargo & Co.	3.3	3.5
Chevron Corp.	3.2	3.3
Bank of America Corp.	3.1	2.6
AT&T, Inc.	3.1	3.9
Exxon Mobil Corp.	2.8	3.4
Pfizer, Inc.	2.5	1.8
PNC Financial Services Group, Inc.	2.1	1.3
Toll Brothers, Inc.	1.8	1.8
Merck & Co., Inc.	1.8	0.0
	27.8
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	23.5
Energy	15.6	17.0
Consumer Discretionary	15.2	14.3
Industrials	10.6	9.0
Health Care	8.0	8.6
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 98.3%		Stocks 97.6%
	Convertible Securities 1.6%		Convertible Securities 1.8%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	13.2%	** Foreign investments	10.3%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 1.5%
Johnson Controls, Inc.	1,062,162	$ 28,731
Michelin CGDE Series B	70,586	5,352
The Goodyear Tire & Rubber Co. (a)	1,370,500	18,790
		52,873
Automobiles - 1.1%
Daimler AG (Reg.)	111,699	5,689
Fiat SpA (a)	645,223	9,523
Harley-Davidson, Inc. (c)	770,000	22,438
		37,650
Diversified Consumer Services - 0.7%
H&R Block, Inc.	1,141,700	23,177
Hotels, Restaurants & Leisure - 0.6%
Starbucks Corp. (a)	877,300	19,213
Household Durables - 3.6%
Black & Decker Corp.	209,991	12,744
KB Home	178,700	2,421
Lennar Corp. Class A	364,800	4,622
Newell Rubbermaid, Inc.	1,144,900	16,612
Toll Brothers, Inc. (a)	3,166,800	61,721
Whirlpool Corp.	365,200	27,083
		125,203
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	654,266	6,961
Media - 2.8%
Belo Corp. Series A	622,810	2,933
Comcast Corp. Class A	1,389,400	20,382
Informa PLC	1,207,910	5,514
Interpublic Group of Companies, Inc. (a)	762,600	4,827
The Walt Disney Co.	837,600	25,312
Time Warner, Inc.	958,300	29,439
Virgin Media, Inc.	612,000	10,074
		98,481
Multiline Retail - 1.7%
Kohl's Corp. (a)	460,300	24,460
Macy's, Inc.	498,600	8,132
Target Corp.	580,000	27,005
		59,597
Specialty Retail - 2.7%
Home Depot, Inc.	1,711,500	46,827
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	668,900	$ 14,589
OfficeMax, Inc. (a)	162,100	1,715
RadioShack Corp.	295,200	5,567
Staples, Inc.	1,043,600	24,337
		93,035
TOTAL CONSUMER DISCRETIONARY		516,190
CONSUMER STAPLES - 5.2%
Beverages - 1.1%
Carlsberg AS Series B	202,702	14,527
The Coca-Cola Co.	432,282	24,727
		39,254
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	369,900	11,471
Kroger Co.	234,400	5,330
Wal-Mart Stores, Inc.	125,700	6,857
Walgreen Co.	238,851	9,289
Winn-Dixie Stores, Inc. (a)	356,790	3,846
		36,793
Food Products - 0.9%
Hershey Co.	61,200	2,165
Nestle SA (Reg.)	414,113	19,572
Tyson Foods, Inc. Class A	796,700	9,576
		31,313
Household Products - 1.0%
Kimberly-Clark Corp.	149,800	9,882
Procter & Gamble Co.	381,500	23,787
		33,669
Personal Products - 0.3%
Avon Products, Inc.	289,944	9,931
Tobacco - 0.9%
Philip Morris International, Inc.	621,600	29,893
TOTAL CONSUMER STAPLES		180,853
ENERGY - 15.6%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	204,600	8,335
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
BJ Services Co.	428,700	$ 8,051
Halliburton Co.	452,100	13,274
Noble Corp.	637,386	26,330
Pride International, Inc. (a)	271,071	8,574
Schlumberger Ltd.	428,800	27,396
		91,960
Oil, Gas & Consumable Fuels - 13.0%
Anadarko Petroleum Corp.	169,600	10,096
Apache Corp.	239,900	22,858
Chevron Corp.	1,429,800	111,582
Cloud Peak Energy, Inc.	112,000	1,512
ConocoPhillips	945,600	48,954
CONSOL Energy, Inc.	256,800	11,792
Devon Energy Corp.	139,300	9,382
EOG Resources, Inc.	283,200	24,494
Exxon Mobil Corp.	1,285,500	96,502
Marathon Oil Corp.	465,610	15,188
Occidental Petroleum Corp.	402,300	32,502
Royal Dutch Shell PLC:
Class A sponsored ADR	955,700	57,113
Class B ADR	160,500	9,283
		451,258
TOTAL ENERGY		543,218
FINANCIALS - 25.6%
Capital Markets - 5.3%
Bank of New York Mellon Corp.	872,510	23,244
Credit Suisse Group sponsored ADR	260,900	13,674
Goldman Sachs Group, Inc.	289,800	49,167
Morgan Stanley	1,565,601	49,442
Nomura Holdings, Inc.	429,700	3,087
State Street Corp.	519,131	21,440
T. Rowe Price Group, Inc.	122,350	5,987
UBS AG:
(For. Reg.) (a)	423,400	6,616
(NY Shares) (a)	734,000	11,516
		184,173
Commercial Banks - 7.9%
Associated Banc-Corp. (c)	799,326	9,064
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	367,000	$ 10,448
Huntington Bancshares, Inc.	995,000	3,801
KeyCorp	2,030,000	11,896
Marshall & Ilsley Corp.	509,900	2,932
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	2,364,000	12,978
PNC Financial Services Group, Inc.	1,256,189	71,615
Standard Chartered PLC (United Kingdom)	348,002	8,495
SunTrust Banks, Inc.	202,037	4,774
U.S. Bancorp, Delaware	971,000	23,430
Wells Fargo & Co.	4,127,000	115,721
		275,154
Consumer Finance - 1.4%
American Express Co.	332,520	13,909
Capital One Financial Corp.	412,216	15,813
Discover Financial Services	821,000	12,693
SLM Corp. (a)	594,900	6,526
		48,941
Diversified Financial Services - 8.1%
Bank of America Corp.	6,825,516	108,184
Citigroup, Inc.	4,002,778	16,451
CME Group, Inc.	10,300	3,381
JPMorgan Chase & Co.	3,337,400	141,801
Moody's Corp. (c)	283,170	6,578
Sands China Ltd.	2,624,000	3,156
		279,551
Insurance - 1.9%
ACE Ltd.	277,136	13,499
Hartford Financial Services Group, Inc.	410,000	10,029
MetLife, Inc.	222,700	7,614
Montpelier Re Holdings Ltd.	787,900	13,189
The First American Corp.	174,575	5,538
The Travelers Companies, Inc.	324,513	17,001
		66,870
Real Estate Investment Trusts - 0.7%
Developers Diversified Realty Corp.	383,942	3,885
HCP, Inc.	383,900	12,016
Segro PLC	560,800	3,003
Senior Housing Properties Trust (SBI)	324,400	6,738
		25,642
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
Allgreen Properties Ltd.	1,629,000	$ 1,342
CB Richard Ellis Group, Inc. Class A (a)	670,100	7,659
		9,001
TOTAL FINANCIALS		889,332
HEALTH CARE - 8.0%
Biotechnology - 0.8%
Amgen, Inc. (a)	354,600	19,982
Biogen Idec, Inc. (a)	142,730	6,700
		26,682
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	150,986	8,236
Boston Scientific Corp. (a)	908,400	7,603
Covidien PLC	357,300	16,729
		32,568
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	451,600	12,947
Pharmaceuticals - 5.9%
Abbott Laboratories	212,900	11,601
Johnson & Johnson	565,500	35,536
Merck & Co., Inc.	1,700,291	61,568
Pfizer, Inc.	4,778,329	86,822
Sanofi-Aventis	122,364	9,254
		204,781
TOTAL HEALTH CARE		276,978
INDUSTRIALS - 10.5%
Aerospace & Defense - 3.0%
General Dynamics Corp.	114,300	7,532
Honeywell International, Inc.	805,762	30,998
Raytheon Co.	92,500	4,767
Spirit AeroSystems Holdings, Inc. Class A (a)	517,600	9,436
The Boeing Co.	325,100	17,038
United Technologies Corp.	493,300	33,169
		102,940
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	41,005	$ 1,699
Masco Corp.	844,300	11,466
		13,165
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	142,856	4,029
Construction & Engineering - 0.1%
Fluor Corp.	102,300	4,346
Electrical Equipment - 0.5%
Cooper Industries PLC Class A	264,300	11,283
Schneider Electric SA	52,098	5,701
		16,984
Industrial Conglomerates - 3.5%
General Electric Co.	2,752,500	44,095
Koninklijke Philips Electronics NV (NY Shares)	144,931	3,980
Rheinmetall AG	236,300	14,120
Siemens AG sponsored ADR (c)	304,200	30,000
Textron, Inc.	667,100	13,375
Tyco International Ltd.	416,600	14,943
		120,513
Machinery - 2.3%
Briggs & Stratton Corp. (c)	501,474	9,458
Caterpillar, Inc.	65,400	3,819
Cummins, Inc.	278,100	12,487
Eaton Corp.	252,100	16,109
Ingersoll-Rand Co. Ltd.	394,500	13,953
Kennametal, Inc.	362,300	8,152
The Stanley Works	191,000	9,277
Vallourec SA	37,700	6,306
		79,561
Road & Rail - 0.6%
CSX Corp.	241,000	11,443
Union Pacific Corp.	177,800	11,248
		22,691
TOTAL INDUSTRIALS		364,229
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	1,316,400	$ 30,804
Motorola, Inc.	1,233,200	9,878
		40,682
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	664,000	32,576
International Business Machines Corp.	80,745	10,202
		42,778
Electronic Equipment & Components - 0.9%
Agilent Technologies, Inc. (a)	40,900	1,183
Arrow Electronics, Inc. (a)	162,462	4,270
Avnet, Inc. (a)	324,900	8,854
Tyco Electronics Ltd.	734,800	17,055
		31,362
IT Services - 0.0%
Hewitt Associates, Inc. Class A (a)	20,456	822
MoneyGram International, Inc. (a)	232,100	576
		1,398
Office Electronics - 0.2%
Xerox Corp.	737,600	5,680
Semiconductors & Semiconductor Equipment - 2.7%
Applied Materials, Inc.	1,803,500	22,201
Intel Corp.	2,051,500	39,389
Micron Technology, Inc. (a)	994,200	7,476
National Semiconductor Corp.	1,090,200	15,917
Novellus Systems, Inc. (a)	117,800	2,437
Teradyne, Inc. (a)	196,400	1,740
Varian Semiconductor Equipment Associates, Inc. (a)	213,200	6,211
		95,371
Software - 1.1%
Microsoft Corp.	584,400	17,187
Oracle Corp.	941,300	20,784
		37,971
TOTAL INFORMATION TECHNOLOGY		255,242
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 1.7%
Chemicals - 0.7%
Dow Chemical Co.	282,668	$ 7,853
E.I. du Pont de Nemours & Co.	499,400	17,269
		25,122
Construction Materials - 0.1%
HeidelbergCement AG	48,101	3,192
Metals & Mining - 0.7%
Alcoa, Inc.	813,300	10,183
Commercial Metals Co.	92,100	1,464
Nucor Corp.	254,800	10,806
		22,453
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	173,766	6,766
TOTAL MATERIALS		57,533
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.3%
AT&T, Inc.	3,925,456	105,752
Qwest Communications International, Inc.	4,935,200	18,013
Verizon Communications, Inc.	1,868,400	58,780
		182,545
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp. (a)	4,350,436	16,140
Vodafone Group PLC sponsored ADR	547,400	12,421
		28,561
TOTAL TELECOMMUNICATION SERVICES		211,106
UTILITIES - 3.3%
Electric Utilities - 2.5%
Allegheny Energy, Inc.	963,785	21,184
American Electric Power Co., Inc.	396,982	12,779
Entergy Corp.	240,100	18,884
Exelon Corp.	400,200	19,282
FirstEnergy Corp.	332,000	14,303
		86,432
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
AES Corp.	1,494,400	$ 19,039
Constellation Energy Group, Inc.	248,800	7,917
		26,956
Multi-Utilities - 0.1%
CMS Energy Corp.	204,600	2,914
TOTAL UTILITIES		116,302
TOTAL COMMON STOCKS (Cost $2,882,000)		3,410,983
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.8%
FINANCIALS - 0.4%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	5,200	4,404
Insurance - 0.3%
XL Capital Ltd. 10.75%	299,100	8,429
TOTAL FINANCIALS		12,833
MATERIALS - 0.4%
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	129,700	15,362
TOTAL CONVERTIBLE PREFERRED STOCKS		28,195
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	265,951	2,971
TOTAL PREFERRED STOCKS (Cost $19,306)		31,166
Convertible Bonds - 0.8%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. 4.25% 11/15/16	$ 6,260	$ 7,141
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (d)	1,240	1,052
Media - 0.1%
Liberty Global, Inc. 4.5% 11/15/16 (d)	2,050	2,032
TOTAL CONSUMER DISCRETIONARY		10,225
INDUSTRIALS - 0.1%
Airlines - 0.1%
AMR Corp. 6.25% 10/15/14	1,170	1,027
UAL Corp. 6% 10/15/29	1,470	1,565
		2,592
Industrial Conglomerates - 0.0%
Textron, Inc. 4.5% 5/1/13	1,260	2,132
TOTAL INDUSTRIALS		4,724
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 1.875% 6/1/14	3,420	2,796
MATERIALS - 0.3%
Metals & Mining - 0.3%
Alcoa, Inc. 5.25% 3/15/14	2,200	4,623
United States Steel Corp. 4% 5/15/14	2,930	4,659
		9,282
TOTAL CONVERTIBLE BONDS (Cost $21,227)		27,027
Money Market Funds - 0.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.21% (e)	5,973,133	$ 5,973
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	19,229,750	19,230
TOTAL MONEY MARKET FUNDS (Cost $25,203)		25,203
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,947,736)		3,494,379
NET OTHER ASSETS - (0.6)%		(19,650)
NET ASSETS - 100%		$ 3,474,729
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,084,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 116
Fidelity Securities Lending Cash Central Fund	1,320
Total	$ 1,436
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 516,190	$ 510,501	$ 5,689	$ -
Consumer Staples	180,853	180,853	-	-
Energy	543,218	543,218	-	-
Financials	905,136	891,029	14,107	-
Health Care	276,978	267,724	9,254	-
Industrials	364,229	364,229	-	-
Information Technology	255,242	255,242	-	-
Materials	72,895	57,533	15,362	-
Telecommunication Services	211,106	211,106	-	-
Utilities	116,302	116,302	-	-
Corporate Bonds	27,027	-	27,027	-
Money Market Funds	25,203	25,203	-	-
Total Investments in Securities:	$ 3,494,379	$ 3,422,940	$ 71,439	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.8%
Switzerland	3.6%
United Kingdom	2.6%
Germany	1.6%
Ireland	1.2%
Others (individually less than 1%)	4.2%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $1,218,232,000 of which $698,457,000 and $519,775,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $18,945) - See accompanying schedule: Unaffiliated issuers (cost $2,922,533)	$ 3,469,176
Fidelity Central Funds (cost $25,203)	25,203
Total Investments (cost $2,947,736)		$ 3,494,379
Receivable for investments sold		55,093
Receivable for fund shares sold		1,690
Dividends receivable		8,808
Interest receivable		126
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		19
Other receivables		101
Total assets		3,560,249

Liabilities
Payable for investments purchased	$ 4,545
Payable for fund shares redeemed	58,466
Accrued management fee	1,355
Distribution fees payable	916
Other affiliated payables	867
Other payables and accrued expenses	141
Collateral on securities loaned, at value	19,230
Total liabilities		85,520

Net Assets		$ 3,474,729
Net Assets consist of:
Paid in capital		$ 4,212,760
Undistributed net investment income		8,187
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,292,862)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		546,644
Net Assets		$ 3,474,729

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($830,526 ÷ 41,003 shares)	$ 20.26

Maximum offering price per share (100/94.25 of $20.26)	$ 21.50
Class T: Net Asset Value and redemption price per share ($1,263,668 ÷ 61,529 shares)	$ 20.54

Maximum offering price per share (100/96.50 of $20.54)	$ 21.28
Class B: Net Asset Value and offering price per share ($88,310 ÷ 4,343 shares)A	$ 20.33

Class C: Net Asset Value and offering price per share ($165,085 ÷ 8,118 shares)A	$ 20.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,127,140 ÷ 54,063 shares)	$ 20.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 88,508
Interest		538
Income from Fidelity Central Funds		1,436
Total income		90,482

Expenses
Management fee	$ 15,289
Transfer agent fees	9,565
Distribution fees	10,146
Accounting and security lending fees	1,015
Custodian fees and expenses	74
Independent trustees' compensation	25
Registration fees	119
Audit	64
Legal	17
Interest	5
Miscellaneous	84
Total expenses before reductions	36,403
Expense reductions	(68)	36,335
Net investment income (loss)		54,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(268,941)
Foreign currency transactions	15
Total net realized gain (loss)		(268,926)
Change in net unrealized appreciation (depreciation) on: Investment securities	897,823
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		897,824
Net gain (loss)		628,898
Net increase (decrease) in net assets resulting from operations		$ 683,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,147	$ 73,776
Net realized gain (loss)	(268,926)	(1,014,193)
Change in net unrealized appreciation (depreciation)	897,824	(1,764,132)
Net increase (decrease) in net assets resulting from operations	683,045	(2,704,549)
Distributions to shareholders from net investment income	(60,764)	(77,980)
Distributions to shareholders from net realized gain	-	(377,988)
Total distributions	(60,764)	(455,968)
Share transactions - net increase (decrease)	(768,228)	(182,029)
Total increase (decrease) in net assets	(145,947)	(3,342,546)

Net Assets
Beginning of period	3,620,676	6,963,222
End of period (including undistributed net investment income of $8,187 and undistributed net investment income of $8,799, respectively)	$ 3,474,729	$ 3,620,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 30.63	$ 31.82	$ 29.49	$ 27.59
Income from Investment Operations
Net investment income (loss) C	.28	.36	.32	.36	.27
Net realized and unrealized gain (loss)	3.58	(12.22)	1.41	3.93	2.41
Total from investment operations	3.86	(11.86)	1.73	4.29	2.68
Distributions from net investment income	(.32)	(.37)	(.35)	(.31)	(.32)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.32)	(2.05)	(2.92)	(1.96)	(.78)
Net asset value, end of period	$ 20.26	$ 16.72	$ 30.63	$ 31.82	$ 29.49
Total Return A, B	23.58%	(41.34)%	5.82%	15.44%	9.91%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.01%	.97%	.99%	1.00%
Expenses net of fee waivers, if any	1.07%	1.01%	.97%	.99%	1.00%
Expenses net of all reductions	1.07%	1.00%	.96%	.98%	.98%
Net investment income (loss)	1.67%	1.46%	1.02%	1.23%	.96%
Supplemental Data
Net assets, end of period (in millions)	$ 831	$ 801	$ 1,618	$ 1,551	$ 1,176
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 31.01	$ 32.22	$ 29.83	$ 27.89
Income from Investment Operations
Net investment income (loss) C	.25	.31	.25	.30	.21
Net realized and unrealized gain (loss)	3.63	(12.39)	1.44	3.98	2.44
Total from investment operations	3.88	(12.08)	1.69	4.28	2.65
Distributions from net investment income	(.28)	(.31)	(.33)	(.24)	(.25)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.28)	(1.99)	(2.90)	(1.89)	(.71)
Net asset value, end of period	$ 20.54	$ 16.94	$ 31.01	$ 32.22	$ 29.83
Total Return A, B	23.35%	(41.49)%	5.60%	15.19%	9.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.21%	1.18%	1.20%	1.22%
Expenses net of fee waivers, if any	1.28%	1.21%	1.18%	1.20%	1.22%
Expenses net of all reductions	1.27%	1.21%	1.18%	1.19%	1.19%
Net investment income (loss)	1.47%	1.25%	.81%	1.02%	.75%
Supplemental Data
Net assets, end of period (in millions)	$ 1,264	$ 1,286	$ 2,711	$ 3,076	$ 3,000
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 30.67	$ 31.89	$ 29.54	$ 27.62
Income from Investment Operations
Net investment income (loss) C	.15	.17	.06	.11	.03
Net realized and unrealized gain (loss)	3.59	(12.26)	1.41	3.94	2.42
Total from investment operations	3.74	(12.09)	1.47	4.05	2.45
Distributions from net investment income	(.18)	(.13)	(.12)	(.05)	(.07)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.18)	(1.81)	(2.69)	(1.70)	(.53)
Net asset value, end of period	$ 20.33	$ 16.77	$ 30.67	$ 31.89	$ 29.54
Total Return A, B	22.59%	(41.80)%	4.95%	14.46%	9.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	1.80%	1.79%	1.83%	1.85%
Expenses net of fee waivers, if any	1.84%	1.80%	1.79%	1.83%	1.85%
Expenses net of all reductions	1.84%	1.80%	1.79%	1.82%	1.83%
Net investment income (loss)	.90%	.66%	.20%	.39%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 88	$ 115	$ 314	$ 420	$ 504
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 30.70	$ 31.93	$ 29.59	$ 27.68
Income from Investment Operations
Net investment income (loss) C	.16	.17	.08	.13	.05
Net realized and unrealized gain (loss)	3.59	(12.26)	1.42	3.95	2.42
Total from investment operations	3.75	(12.09)	1.50	4.08	2.47
Distributions from net investment income	(.19)	(.15)	(.16)	(.09)	(.10)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.19)	(1.83)	(2.73)	(1.74)	(.56)
Net asset value, end of period	$ 20.34	$ 16.78	$ 30.70	$ 31.93	$ 29.59
Total Return A, B	22.63%	(41.79)%	5.03%	14.52%	9.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.77%	1.73%	1.76%	1.79%
Expenses net of fee waivers, if any	1.83%	1.77%	1.73%	1.76%	1.79%
Expenses net of all reductions	1.83%	1.77%	1.73%	1.76%	1.77%
Net investment income (loss)	.91%	.70%	.26%	.45%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 165	$ 170	$ 385	$ 403	$ 355
Portfolio turnover rate E	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 31.46	$ 32.64	$ 30.20	$ 28.22
Income from Investment Operations
Net investment income (loss) B	.34	.44	.41	.46	.37
Net realized and unrealized gain (loss)	3.68	(12.57)	1.46	4.02	2.47
Total from investment operations	4.02	(12.13)	1.87	4.48	2.84
Distributions from net investment income	(.37)	(.45)	(.48)	(.39)	(.40)
Distributions from net realized gain	-	(1.68)	(2.57)	(1.65)	(.46)
Total distributions	(.37)	(2.13)	(3.05)	(2.04)	(.86)
Net asset value, end of period	$ 20.85	$ 17.20	$ 31.46	$ 32.64	$ 30.20
Total Return A	23.90%	(41.18)%	6.14%	15.75%	10.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.72%	.69%	.70%	.68%
Expenses net of fee waivers, if any	.79%	.72%	.69%	.70%	.68%
Expenses net of all reductions	.78%	.72%	.68%	.69%	.66%
Net investment income (loss)	1.96%	1.75%	1.30%	1.52%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 1,249	$ 1,936	$ 1,893	$ 1,896
Portfolio turnover rate D	76%	78%	44%	56%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For preferred securities, pricing services generally utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 718,879
Gross unrealized depreciation	(246,849)
Net unrealized appreciation (depreciation)	$ 472,030

Tax Cost	$ 3,022,349

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,259
Capital loss carryforward	$ (1,218,232)
Net unrealized appreciation (depreciation)	$ 472,030

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 60,764	$ 77,980
Long-term Capital Gains	-	377,988
Total	$ 60,764	$ 455,968

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,480,134 and $3,246,140, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,888	$ 36
Class T	.25%	.25%	5,831	23
Class B	.75%	.25%	907	682
Class C	.75%	.25%	1,520	86
			$ 10,146	$ 827

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 87
Class T	31
Class B*	170
Class C*	6
$ 294

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,411.32
Class T	3,160.27
Class B	303.33
Class C	492.32
Institutional Class	3,199.28
	$ 9,565

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $83 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,116.39%		$ 4

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,320.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,946. The weighted average interest rate was .50%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 14,404	$ 18,912
Class T	19,391	25,481
Class B	1,001	1,127
Class C	1,701	1,753
Institutional Class	24,267	30,707
Total	$ 60,764	$ 77,980
From net realized gain
Class A	$ -	$ 88,439
Class T	-	145,290
Class B	-	16,980
Class C	-	21,072
Institutional Class	-	106,207
Total	$ -	$ 377,988

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	7,500	10,178	$ 124,679	$ 252,262
Reinvestment of distributions	831	3,598	13,553	100,600
Shares redeemed	(15,214)	(18,710)	(254,010)	(455,392)
Net increase (decrease)	(6,883)	(4,934)	$ (115,778)	$ (102,530)
Class T
Shares sold	10,705	11,121	$ 178,741	$ 275,660
Reinvestment of distributions	1,131	5,810	18,667	165,355
Shares redeemed	(26,220)	(28,432)	(437,906)	(703,216)
Net increase (decrease)	(14,384)	(11,501)	$ (240,498)	$ (262,201)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class B
Shares sold	396	550	$ 6,600	$ 13,506
Reinvestment of distributions	57	574	914	16,395
Shares redeemed	(2,962)	(4,508)	(48,389)	(110,695)
Net increase (decrease)	(2,509)	(3,384)	$ (40,875)	$ (80,794)
Class C
Shares sold	1,003	1,500	$ 16,749	$ 36,227
Reinvestment of distributions	90	694	1,466	19,781
Shares redeemed	(3,080)	(4,620)	(50,229)	(107,257)
Net increase (decrease)	(1,987)	(2,426)	$ (32,014)	$ (51,249)
Institutional Class
Shares sold	8,518	25,659	$ 137,187	$ 636,405
Reinvestment of distributions	1,395	4,193	23,399	119,127
Shares redeemed	(28,497)	(18,741)	(499,649)	(440,787)
Net increase (decrease)	(18,584)	11,111	$ (339,063)	$ 314,745

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-UANN-0110
1.786682.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	15.45%	-2.11%	0.72%
Class T (incl. 3.50% sales charge)	17.85%	-1.89%	0.76%
Class B (incl. contingent deferred sales charge)B	16.46%	-1.99%	0.80%
Class C (incl. contingent deferred sales charge)C	20.46%	-1.69%	0.67%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class A on May 9, 2001, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 22.49%, 22.12%, 21.46% and 21.46%, respectively (excluding sales charges), outperforming the 19.23% return of the Russell 3000® Value Index. Overweighting technology helped relative performance the most, more than offsetting relatively weak security selection in the sector. Strong stock picking and underweightings in financials and industrials also aided results, as did favorable positioning within materials. Conversely, the relative underperformance of our health care and consumer discretionary holdings hurt, although overweighting the latter group was a positive. Top individual contributors included Foundation Coal Holdings, underweighting General Electric, packaging and building products manufacturer Temple-Inland, ON Semiconductor, tech hardware firm Amphenol, specialty chemicals company Celanese, real estate management firm CB Richard Ellis Group and trucker Con-way. Among the detractors were homebuilder Pulte Homes, untimely ownership of Citigroup and Bank of America, trucking firm Arkansas Best, untimely ownership of financial services company State Street and underweighting miner Freeport-McMoRan Copper & Gold. Some stocks mentioned in this review were not part of the benchmark and/or were not held at period end.

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund: For the year, the fund's Institutional Class shares returned 22.71%, outperforming the 19.23% return of the Russell 3000® Value Index. Overweighting technology helped relative performance the most, more than offsetting relatively weak security selection in the sector. Strong stock picking and underweightings in financials and industrials also aided results, as did favorable positioning within materials. Conversely, the relative underperformance of our health care and consumer discretionary holdings hurt, although overweighting the latter group was a positive. Top individual contributors included Foundation Coal Holdings, underweighting General Electric, packaging and building products manufacturer Temple-Inland, ON Semiconductor, tech hardware firm Amphenol, specialty chemicals company Celanese, real estate management firm CB Richard Ellis Group and trucker Con-way. Among the detractors were homebuilder Pulte Homes, untimely ownership of Citigroup and Bank of America, trucking firm Arkansas Best, untimely ownership of financial services company State Street and underweighting miner Freeport-McMoRan Copper & Gold. Some stocks mentioned in this review were not part of the benchmark and/or were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,176.40	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,175.40	$ 8.18
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,172.30	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,171.90	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,178.70	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.6	4.5
Pfizer, Inc.	2.9	2.1
Verizon Communications, Inc.	2.5	1.5
Wells Fargo & Co.	2.4	3.9
Bank of America Corp.	2.4	2.7
Royal Dutch Shell PLC Class B ADR	2.1	0.0
Morgan Stanley	1.9	2.3
National Oilwell Varco, Inc.	1.8	0.0
Occidental Petroleum Corp.	1.5	0.4
Alpha Natural Resources, Inc.	1.3	0.0
	22.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	23.8
Energy	15.7	15.8
Consumer Discretionary	13.5	12.9
Information Technology	12.9	12.3
Industrials	10.4	7.1
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.8%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.3%	** Foreign investments	11.6%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 1.7%
BorgWarner, Inc.	5,200	$ 157,092
Johnson Controls, Inc.	19,900	538,295
Modine Manufacturing Co.	19,700	209,411
Tenneco, Inc. (a)	6,500	93,730
The Goodyear Tire & Rubber Co. (a)	39,700	544,287
		1,542,815
Diversified Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	6,773	221,613
Regis Corp.	18,100	283,446
		505,059
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp. unit	6,400	204,992
Darden Restaurants, Inc.	3,300	103,719
DineEquity, Inc.	5,300	112,943
Penn National Gaming, Inc. (a)	3,049	81,683
WMS Industries, Inc. (a)	4,000	155,520
		658,857
Household Durables - 5.0%
Black & Decker Corp.	7,400	449,106
D.R. Horton, Inc.	70,277	722,448
KB Home (c)	64,692	876,577
Lennar Corp. Class A	62,300	789,341
M/I Homes, Inc. (a)	16,300	178,648
Meritage Homes Corp. (a)	14,200	253,186
Newell Rubbermaid, Inc.	27,300	396,123
Pulte Homes, Inc.	93,462	854,243
		4,519,672
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	4,400	110,088
Comcast Corp. Class A	33,200	487,044
McGraw-Hill Companies, Inc.	9,000	269,640
The Walt Disney Co.	29,500	891,490
Virgin Media, Inc.	37,753	621,414
		2,379,676
Multiline Retail - 0.6%
Target Corp.	11,700	544,752
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	5,600	220,080
Best Buy Co., Inc.	6,600	282,678
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gymboree Corp. (a)	4,800	$ 191,616
Staples, Inc.	17,149	399,915
		1,094,289
Textiles, Apparel & Luxury Goods - 1.1%
Polo Ralph Lauren Corp. Class A	6,800	522,580
VF Corp.	6,000	436,320
		958,900
TOTAL CONSUMER DISCRETIONARY		12,204,020
CONSUMER STAPLES - 3.2%
Beverages - 0.3%
Carlsberg AS Series B	825	59,127
Dr Pepper Snapple Group, Inc.	9,400	246,186
		305,313
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	8,000	248,080
Wal-Mart Stores, Inc.	7,800	425,490
		673,570
Food Products - 0.7%
Ralcorp Holdings, Inc. (a)	4,800	278,016
Tyson Foods, Inc. Class A	27,400	329,348
		607,364
Household Products - 1.1%
Energizer Holdings, Inc. (a)	4,100	230,994
Procter & Gamble Co.	11,600	723,260
		954,254
Personal Products - 0.4%
Avon Products, Inc.	9,500	325,375
TOTAL CONSUMER STAPLES		2,865,876
ENERGY - 15.7%
Energy Equipment & Services - 5.2%
ENSCO International, Inc.	10,400	457,600
Nabors Industries Ltd. (a)	14,100	291,165
National Oilwell Varco, Inc.	38,000	1,634,760
Noble Corp.	11,500	475,065
Schlumberger Ltd.	13,100	836,959
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	7,300	$ 198,414
Transocean Ltd. (a)	5,100	435,489
Weatherford International Ltd. (a)	24,300	405,810
		4,735,262
Oil, Gas & Consumable Fuels - 10.5%
Alpha Natural Resources, Inc. (a)	31,004	1,147,148
Arch Coal, Inc.	10,100	210,686
Cabot Oil & Gas Corp.	13,700	524,710
Chesapeake Energy Corp.	27,000	645,840
Marathon Oil Corp.	13,100	427,322
Noble Energy, Inc.	6,500	424,125
Occidental Petroleum Corp.	16,600	1,341,114
Petrohawk Energy Corp. (a)	11,300	252,442
Plains Exploration & Production Co. (a)	9,800	266,658
Range Resources Corp.	13,200	622,116
Royal Dutch Shell PLC:
Class A sponsored ADR	9,300	555,768
Class B ADR	32,900	1,902,936
Southwestern Energy Co. (a)	21,100	927,556
Suncor Energy, Inc.	6,528	234,402
		9,482,823
TOTAL ENERGY		14,218,085
FINANCIALS - 23.2%
Capital Markets - 2.6%
Charles Schwab Corp.	15,100	276,783
Morgan Stanley	55,600	1,755,848
State Street Corp.	8,300	342,790
		2,375,421
Commercial Banks - 5.6%
City National Corp.	2,400	94,704
Comerica, Inc.	14,100	401,427
Huntington Bancshares, Inc.	41,400	158,148
National Penn Bancshares, Inc.	15,800	87,216
PNC Financial Services Group, Inc.	17,176	979,204
SVB Financial Group (a)	2,500	94,650
U.S. Bancorp, Delaware	32,000	772,160
Umpqua Holdings Corp.	9,000	105,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co.	79,028	$ 2,215,945
Wilmington Trust Corp., Delaware	13,800	169,326
		5,078,620
Consumer Finance - 1.2%
American Express Co.	26,200	1,095,946
Diversified Financial Services - 6.2%
Bank of America Corp.	134,486	2,131,603
JPMorgan Chase & Co.	77,220	3,281,073
Moody's Corp. (c)	8,200	190,486
		5,603,162
Insurance - 4.2%
Arch Capital Group Ltd. (a)	3,400	237,456
Assured Guaranty Ltd.	5,300	120,204
Axis Capital Holdings Ltd.	26,063	729,503
Everest Re Group Ltd.	13,100	1,114,941
Lincoln National Corp.	33,922	777,153
Platinum Underwriters Holdings Ltd.	6,400	225,856
The Travelers Companies, Inc.	10,400	544,856
		3,749,969
Real Estate Investment Trusts - 1.3%
CBL & Associates Properties, Inc. (c)	66,744	618,049
The Macerich Co. (c)	10,600	315,456
U-Store-It Trust	34,600	225,246
		1,158,751
Real Estate Management & Development - 1.7%
CB Richard Ellis Group, Inc. Class A (a)	64,200	733,806
Forestar Group, Inc. (a)	28,800	534,240
Jones Lang LaSalle, Inc.	5,300	269,611
		1,537,657
Thrifts & Mortgage Finance - 0.4%
Astoria Financial Corp.	38,700	401,706
TOTAL FINANCIALS		21,001,232
HEALTH CARE - 8.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	7,900	445,165
Biogen Idec, Inc. (a)	3,100	145,514
Genzyme Corp. (a)	1,700	86,190
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
OREXIGEN Therapeutics, Inc. (a)	12,800	$ 85,376
Protalix BioTherapeutics, Inc. (a)	10,300	101,558
Targacept, Inc. (a)	6,400	149,824
		1,013,627
Health Care Equipment & Supplies - 1.2%
Abiomed, Inc. (a)	9,000	76,140
AGA Medical Holdings, Inc.	6,400	79,872
Cooper Companies, Inc.	6,500	217,685
Covidien PLC	12,068	565,024
ev3, Inc. (a)	7,700	97,790
		1,036,511
Health Care Providers & Services - 1.6%
Aetna, Inc.	7,400	215,414
CIGNA Corp.	13,000	417,040
Emeritus Corp. (a)(c)	8,600	134,504
Health Management Associates, Inc. Class A (a)	37,900	232,327
Medco Health Solutions, Inc. (a)	7,647	482,985
		1,482,270
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	1,700	90,287
Pharmaceuticals - 4.8%
Ardea Biosciences, Inc. (a)	5,400	72,684
Cadence Pharmaceuticals, Inc. (a)	9,800	84,182
Merck & Co., Inc.	24,600	890,766
Optimer Pharmaceuticals, Inc. (a)	5,900	64,782
Pfizer, Inc.	143,600	2,609,212
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,900	469,831
ViroPharma, Inc. (a)	13,900	105,084
		4,296,541
TOTAL HEALTH CARE		7,919,236
INDUSTRIALS - 10.4%
Aerospace & Defense - 0.8%
Precision Castparts Corp.	2,200	228,096
United Technologies Corp.	7,100	477,404
		705,500
Airlines - 0.1%
Delta Air Lines, Inc. (a)	17,525	143,530
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 1.5%
Masco Corp.	39,707	$ 539,221
Owens Corning (a)	34,504	815,330
		1,354,551
Commercial Services & Supplies - 0.8%
R.R. Donnelley & Sons Co.	16,700	343,686
Republic Services, Inc.	12,193	343,843
		687,529
Electrical Equipment - 1.4%
Acuity Brands, Inc.	5,600	180,768
Regal-Beloit Corp.	15,300	726,138
Rockwell Automation, Inc.	8,700	378,363
		1,285,269
Industrial Conglomerates - 0.5%
Textron, Inc.	23,400	469,170
Machinery - 2.1%
Cummins, Inc.	20,000	898,000
Danaher Corp.	6,800	482,256
The Stanley Works	7,290	354,075
Timken Co.	7,300	180,091
		1,914,422
Professional Services - 0.3%
Manpower, Inc.	5,000	246,300
Road & Rail - 2.9%
Arkansas Best Corp.	13,800	339,756
Avis Budget Group, Inc. (a)	23,700	231,075
Con-way, Inc.	11,000	333,300
CSX Corp.	18,300	868,884
Union Pacific Corp.	13,000	822,380
		2,595,395
TOTAL INDUSTRIALS		9,401,666
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 2.3%
Adtran, Inc.	18,200	384,566
Cisco Systems, Inc. (a)	20,222	473,195
Juniper Networks, Inc. (a)	29,800	778,674
QUALCOMM, Inc.	9,400	423,000
		2,059,435
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.3%
Dell, Inc. (a)	31,100	$ 439,132
Hewlett-Packard Co.	11,500	564,190
Western Digital Corp. (a)	5,300	195,252
		1,198,574
Electronic Equipment & Components - 3.0%
Amphenol Corp. Class A	7,500	309,000
Arrow Electronics, Inc. (a)	18,700	491,436
Avnet, Inc. (a)	19,840	540,640
Flextronics International Ltd. (a)	31,300	221,291
Ingram Micro, Inc. Class A (a)	24,150	410,309
Itron, Inc. (a)	4,417	268,509
Tyco Electronics Ltd.	21,300	494,373
		2,735,558
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	8,100	181,764
IT Services - 0.6%
Fidelity National Information Services, Inc.	12,300	277,980
MasterCard, Inc. Class A	900	216,774
		494,754
Semiconductors & Semiconductor Equipment - 4.3%
Applied Materials, Inc.	42,900	528,099
ASML Holding NV (NY Shares)	15,100	467,949
FormFactor, Inc. (a)	83	1,407
International Rectifier Corp. (a)	16,800	314,496
Lam Research Corp. (a)	11,800	401,082
Micron Technology, Inc. (a)	66,300	498,576
ON Semiconductor Corp. (a)	134,136	1,040,895
Samsung Electronics Co. Ltd.	306	189,051
Standard Microsystems Corp. (a)	7,475	143,819
Teradyne, Inc. (a)	29,800	264,028
		3,849,402
Software - 1.2%
BMC Software, Inc. (a)	14,200	549,966
Microsoft Corp.	18,300	538,203
		1,088,169
TOTAL INFORMATION TECHNOLOGY		11,607,656
Common Stocks - continued
	Shares	Value
MATERIALS - 4.8%
Chemicals - 2.8%
Albemarle Corp.	15,844	$ 534,735
Ashland, Inc.	8,800	316,184
Celanese Corp. Class A	24,785	737,602
Cytec Industries, Inc.	9,100	309,218
Dow Chemical Co.	14,900	413,922
Nitto Denko Corp.	3,100	99,052
Shin-Etsu Chemical Co., Ltd.	1,600	86,687
		2,497,400
Metals & Mining - 0.9%
Goldcorp, Inc.	3,200	133,609
Newcrest Mining Ltd.	4,582	154,370
Newmont Mining Corp.	2,400	128,736
Steel Dynamics, Inc.	24,500	414,540
		831,255
Paper & Forest Products - 1.1%
Weyerhaeuser Co.	26,800	1,043,592
TOTAL MATERIALS		4,372,247
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.7%
Qwest Communications International, Inc.	54,800	200,020
Verizon Communications, Inc.	72,100	2,268,266
		2,468,286
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. (a)	15,542	570,236
Sprint Nextel Corp. (a)	106,300	394,373
		964,609
TOTAL TELECOMMUNICATION SERVICES		3,432,895
UTILITIES - 3.5%
Electric Utilities - 1.8%
Entergy Corp.	8,300	652,795
FirstEnergy Corp.	22,300	960,684
		1,613,479
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.9%
Constellation Energy Group, Inc.	18,200	$ 579,124
Dynegy, Inc. Class A (a)	111,800	202,358
		781,482
Multi-Utilities - 0.8%
Sempra Energy	14,300	759,902
TOTAL UTILITIES		3,154,863
TOTAL COMMON STOCKS (Cost $83,461,505)		90,177,776
Money Market Funds - 2.1%

Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d) (Cost $1,889,625)	1,889,625	1,889,625
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $85,351,130)		92,067,401
NET OTHER ASSETS - (1.9)%		(1,743,173)
NET ASSETS - 100%		$ 90,324,228
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,540
Fidelity Securities Lending Cash Central Fund	13,000
Total	$ 15,540
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,204,020	$ 12,204,020	$ -	$ -
Consumer Staples	2,865,876	2,865,876	-	-
Energy	14,218,085	14,218,085	-	-
Financials	21,001,232	21,001,232	-	-
Health Care	7,919,236	7,919,236	-	-
Industrials	9,401,666	9,401,666	-	-
Information Technology	11,607,656	11,607,656	-	-
Materials	4,372,247	4,186,508	185,739	-
Telecommunication Services	3,432,895	3,432,895	-	-
Utilities	3,154,863	3,154,863	-	-
Money Market Funds	1,889,625	1,889,625	-	-
Total Investments in Securities:	$ 92,067,401	$ 91,881,662	$ 185,739	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
United Kingdom	2.7%
Bermuda	2.7%
Switzerland	2.1%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $47,171,653 of which $25,616,466 and $21,555,187 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $1,853,550) - See accompanying schedule: Unaffiliated issuers (cost $83,461,505)	$ 90,177,776
Fidelity Central Funds (cost $1,889,625)	1,889,625
Total Investments (cost $85,351,130)		$ 92,067,401
Receivable for investments sold		314,570
Receivable for fund shares sold		50,232
Dividends receivable		195,366
Distributions receivable from Fidelity Central Funds		486
Prepaid expenses		495
Receivable from investment adviser for expense reductions		820
Other receivables		1,646
Total assets		92,631,016

Liabilities
Payable to custodian bank	$ 123,108
Payable for investments purchased	16,201
Payable for fund shares redeemed	129,214
Accrued management fee	39,010
Distribution fees payable	35,737
Other affiliated payables	29,473
Other payables and accrued expenses	44,420
Collateral on securities loaned, at value	1,889,625
Total liabilities		2,306,788

Net Assets		$ 90,324,228
Net Assets consist of:
Paid in capital		$ 133,769,666
Undistributed net investment income		415,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,577,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,716,275
Net Assets		$ 90,324,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,305,980 ÷ 4,499,617 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($29,288,102 ÷ 3,644,613 shares)	$ 8.04

Maximum offering price per share (100/96.50 of $8.04)	$ 8.33
Class B: Net Asset Value and offering price per share ($7,006,613 ÷ 879,730 shares)A	$ 7.96

Class C: Net Asset Value and offering price per share ($11,555,581 ÷ 1,460,679 shares)A	$ 7.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,167,952 ÷ 754,266 shares)	$ 8.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 1,749,786
Income from Fidelity Central Funds		15,540
Total income		1,765,326

Expenses
Management fee Basic fee	$ 465,834
Performance adjustment	(32,634)
Transfer agent fees	280,833
Distribution fees	396,229
Accounting and security lending fees	32,848
Custodian fees and expenses	20,870
Independent trustees' compensation	597
Registration fees	63,105
Audit	62,502
Legal	393
Miscellaneous	1,238
Total expenses before reductions	1,291,815
Expense reductions	(75,450)	1,216,365
Net investment income (loss)		548,961
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,106,056)
Foreign currency transactions	1,659
Total net realized gain (loss)		(12,104,397)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,750,294
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		27,750,305
Net gain (loss)		15,645,908
Net increase (decrease) in net assets resulting from operations		$ 16,194,869

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 548,961	$ 972,239
Net realized gain (loss)	(12,104,397)	(36,786,334)
Change in net unrealized appreciation (depreciation)	27,750,305	(32,634,949)
Net increase (decrease) in net assets resulting from operations	16,194,869	(68,449,044)
Distributions to shareholders from net investment income	(1,125,914)	-
Distributions to shareholders from net realized gain	-	(6,426,657)
Total distributions	(1,125,914)	(6,426,657)
Share transactions - net increase (decrease)	(14,707,014)	14,410,683
Total increase (decrease) in net assets	361,941	(60,465,018)

Net Assets
Beginning of period	89,962,287	150,427,305
End of period (including undistributed net investment income of $415,429 and undistributed net investment income of $933,747, respectively)	$ 90,324,228	$ 89,962,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.70	$ 12.21	$ 13.04	$ 12.31	$ 11.61
Income from Investment Operations
Net investment income (loss) C	.06	.10	.04	.08	.09
Net realized and unrealized gain (loss)	1.42	(5.05)	.98	1.53	.91
Total from investment operations	1.48	(4.95)	1.02	1.61	1.00
Distributions from net investment income	(.11)	-	(.07)	(.09)	(.08)
Distributions from net realized gain	-	(.56)	(1.79)	(.80)	(.22)
Total distributions	(.11)	(.56)	(1.85) G	(.88) H	(.30)
Net asset value, end of period	$ 8.07	$ 6.70	$ 12.21	$ 13.04	$ 12.31
Total Return A, B	22.49%	(42.50)%	9.19%	13.96%	8.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.28%	1.30%	1.33%	1.36%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.27%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.24%	1.20%
Net investment income (loss)	.89%	.97%	.31%	.67%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,306	$ 32,365	$ 43,917	$ 28,438	$ 21,393
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 12.14	$ 12.96	$ 12.24	$ 11.54
Income from Investment Operations
Net investment income (loss) C	.04	.07	.01	.05	.06
Net realized and unrealized gain (loss)	1.42	(5.02)	.99	1.52	.91
Total from investment operations	1.46	(4.95)	1.00	1.57	.97
Distributions from net investment income	(.09)	-	(.03)	(.05)	(.05)
Distributions from net realized gain	-	(.52)	(1.79)	(.80)	(.22)
Total distributions	(.09)	(.52)	(1.82) G	(.85) H	(.27)
Net asset value, end of period	$ 8.04	$ 6.67	$ 12.14	$ 12.96	$ 12.24
Total Return A, B	22.12%	(42.62)%	8.99%	13.60%	8.57%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.53%	1.56%	1.59%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.53%
Expenses net of all reductions	1.49%	1.50%	1.50%	1.49%	1.46%
Net investment income (loss)	.64%	.72%	.06%	.42%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,288	$ 33,023	$ 62,518	$ 54,067	$ 47,736
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.57	$ 11.96	$ 12.77	$ 12.07	$ 11.39
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.05)	(.01)	- G
Net realized and unrealized gain (loss)	1.40	(4.97)	.98	1.50	.90
Total from investment operations	1.41	(4.95)	.93	1.49	.90
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	-	(.44)	(1.74) H	(.79) I	(.22)
Total distributions	(.02)	(.44)	(1.74)	(.79)	(.22)
Net asset value, end of period	$ 7.96	$ 6.57	$ 11.96	$ 12.77	$ 12.07
Total Return A, B	21.46%	(42.96)%	8.51%	13.07%	8.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.03%	2.06%	2.08%	2.12%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.04%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.97%
Net investment income (loss)	.14%	.22%	(.44)%	(.08)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,007	$ 8,296	$ 19,277	$ 20,916	$ 21,849
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Distributions from net realized gain represent $1.743 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.55	$ 11.93	$ 12.76	$ 12.07	$ 11.39
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	1.39	(4.94)	.97	1.49	.89
Total from investment operations	1.40	(4.92)	.92	1.48	.90
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(.46)	(1.75) G	(.79) H	(.22)
Total distributions	(.04)	(.46)	(1.75)	(.79)	(.22)
Net asset value, end of period	$ 7.91	$ 6.55	$ 11.93	$ 12.76	$ 12.07
Total Return A, B	21.46%	(42.90)%	8.43%	13.02%	8.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.03%	2.06%	2.08%	2.11%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.03%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.96%
Net investment income (loss)	.14%	.22%	(.44)%	(.08)%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,556	$ 11,104	$ 20,038	$ 17,690	$ 16,849
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Distributions from net realized gain represent $1.752 per share.

H Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.80	$ 12.38	$ 13.18	$ 12.43	$ 11.72
Income from Investment Operations
Net investment income (loss) B	.08	.12	.08	.12	.14
Net realized and unrealized gain (loss)	1.43	(5.11)	1.01	1.54	.92
Total from investment operations	1.51	(4.99)	1.09	1.66	1.06
Distributions from net investment income	(.13)	-	(.10)	(.12)	(.13)
Distributions from net realized gain	-	(.59)	(1.79)	(.80)	(.22)
Total distributions	(.13)	(.59)	(1.89) F	(.91) G	(.35)
Net asset value, end of period	$ 8.18	$ 6.80	$ 12.38	$ 13.18	$ 12.43
Total Return A	22.71%	(42.34)%	9.65%	14.28%	9.27%
Ratios to Average Net Assets C, E
Expenses before reductions	1.08%	1.01%	.94%	.91%	.92%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.91%	.92%
Expenses net of all reductions	1.00%	1.00%	.93%	.90%	.85%
Net investment income (loss)	1.14%	1.22%	.62%	1.02%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,168	$ 5,173	$ 4,678	$ 3,820	$ 5,983
Portfolio turnover rate D	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.
G Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,769,758
Gross unrealized depreciation	(7,462,475)
Net unrealized appreciation (depreciation)	$ 3,307,283
Tax Cost	$ 88,760,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 418,927
Capital loss carryforward	$ (47,171,653)
Net unrealized appreciation (depreciation)	$ 3,307,283

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 1,125,914	$ 3,858,312
Long-term Capital Gains	-	2,568,345
Total	$ 1,125,914	$ 6,426,657

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $111,004,997 and $125,629,470, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 80,211	$ 3,175
Class T	.25%	.25%	139,066	746
Class B	.75%	.25%	71,116	53,452
Class C	.75%	.25%	105,836	8,269
			$ 396,229	$ 65,642

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,526
Class T	3,999
Class B*	12,938
Class C*	815
$ 27,278

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 107,682.34
Class T	96,297.35
Class B	23,943.34
Class C	35,617.34
Institutional Class	17,294.34
	$ 280,833

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,973 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $442 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,000.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,043
Class T	1.50%	24,630
Class B	2.00%	5,780
Class C	2.00%	8,507
Institutional Class	1.00%	3,834
		$ 67,794

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,656 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 525,854	$ -
Class T	420,367	-
Class B	19,736	-
Class C	62,963	-
Institutional Class	96,994	-
Total	$ 1,125,914	$ -
From net realized gain
Class A	$ -	$ 2,090,566
Class T	-	2,635,659
Class B	-	712,005
Class C	-	772,905
Institutional Class	-	215,522
Total	$ -	$ 6,426,657

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	1,074,766	2,724,434	$ 7,258,789	$ 28,194,152
Reinvestment of distributions	76,985	167,236	499,633	1,965,249
Shares redeemed	(1,479,596)	(1,659,952)	(9,952,888)	(15,946,943)
Net increase (decrease)	(327,845)	1,231,718	$ (2,194,466)	$ 14,212,458
Class T
Shares sold	771,806	2,341,723	$ 5,111,324	$ 23,377,630
Reinvestment of distributions	62,407	218,331	403,773	2,556,745
Shares redeemed	(2,141,465)	(2,758,650)	(14,065,839)	(27,372,719)
Net increase (decrease)	(1,307,252)	(198,596)	$ (8,550,742)	$ (1,438,344)
Class B
Shares sold	121,495	180,556	$ 791,140	$ 1,826,408
Reinvestment of distributions	2,858	56,778	18,437	658,118
Shares redeemed	(506,847)	(587,462)	(3,334,256)	(5,679,073)
Net increase (decrease)	(382,494)	(350,128)	$ (2,524,679)	$ (3,194,547)
Class C
Shares sold	275,435	602,565	$ 1,833,945	$ 5,941,958
Reinvestment of distributions	8,942	61,253	57,228	707,623
Shares redeemed	(519,007)	(647,886)	(3,362,215)	(6,151,150)
Net increase (decrease)	(234,630)	15,932	$ (1,471,042)	$ 498,431
Institutional Class
Shares sold	346,072	776,032	$ 2,243,247	$ 7,988,787
Reinvestment of distributions	14,340	16,910	94,071	201,006
Shares redeemed	(366,971)	(410,094)	(2,303,403)	(3,857,108)
Net increase (decrease)	(6,559)	382,848	$ 33,915	$ 4,332,685

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 98%; Class T designates 100%; Class B designates 100%; and Class C designates 100%; of the dividends distributed in December 2008, as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed in December 2008 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEV-UANN-0110
1.786683.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Equity Value
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Life of fund A
Institutional Class	22.71%	-0.63%	1.73%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 22.49%, 22.12%, 21.46% and 21.46%, respectively (excluding sales charges), outperforming the 19.23% return of the Russell 3000® Value Index. Overweighting technology helped relative performance the most, more than offsetting relatively weak security selection in the sector. Strong stock picking and underweightings in financials and industrials also aided results, as did favorable positioning within materials. Conversely, the relative underperformance of our health care and consumer discretionary holdings hurt, although overweighting the latter group was a positive. Top individual contributors included Foundation Coal Holdings, underweighting General Electric, packaging and building products manufacturer Temple-Inland, ON Semiconductor, tech hardware firm Amphenol, specialty chemicals company Celanese, real estate management firm CB Richard Ellis Group and trucker Con-way. Among the detractors were homebuilder Pulte Homes, untimely ownership of Citigroup and Bank of America, trucking firm Arkansas Best, untimely ownership of financial services company State Street and underweighting miner Freeport-McMoRan Copper & Gold. Some stocks mentioned in this review were not part of the benchmark and/or were not held at period end.

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund: For the year, the fund's Institutional Class shares returned 22.71%, outperforming the 19.23% return of the Russell 3000® Value Index. Overweighting technology helped relative performance the most, more than offsetting relatively weak security selection in the sector. Strong stock picking and underweightings in financials and industrials also aided results, as did favorable positioning within materials. Conversely, the relative underperformance of our health care and consumer discretionary holdings hurt, although overweighting the latter group was a positive. Top individual contributors included Foundation Coal Holdings, underweighting General Electric, packaging and building products manufacturer Temple-Inland, ON Semiconductor, tech hardware firm Amphenol, specialty chemicals company Celanese, real estate management firm CB Richard Ellis Group and trucker Con-way. Among the detractors were homebuilder Pulte Homes, untimely ownership of Citigroup and Bank of America, trucking firm Arkansas Best, untimely ownership of financial services company State Street and underweighting miner Freeport-McMoRan Copper & Gold. Some stocks mentioned in this review were not part of the benchmark and/or were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,176.40	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,175.40	$ 8.18
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,172.30	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,171.90	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,178.70	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.6	4.5
Pfizer, Inc.	2.9	2.1
Verizon Communications, Inc.	2.5	1.5
Wells Fargo & Co.	2.4	3.9
Bank of America Corp.	2.4	2.7
Royal Dutch Shell PLC Class B ADR	2.1	0.0
Morgan Stanley	1.9	2.3
National Oilwell Varco, Inc.	1.8	0.0
Occidental Petroleum Corp.	1.5	0.4
Alpha Natural Resources, Inc.	1.3	0.0
	22.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	23.8
Energy	15.7	15.8
Consumer Discretionary	13.5	12.9
Information Technology	12.9	12.3
Industrials	10.4	7.1
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.8%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.3%	** Foreign investments	11.6%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 1.7%
BorgWarner, Inc.	5,200	$ 157,092
Johnson Controls, Inc.	19,900	538,295
Modine Manufacturing Co.	19,700	209,411
Tenneco, Inc. (a)	6,500	93,730
The Goodyear Tire & Rubber Co. (a)	39,700	544,287
		1,542,815
Diversified Consumer Services - 0.6%
Brinks Home Security Holdings, Inc. (a)	6,773	221,613
Regis Corp.	18,100	283,446
		505,059
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp. unit	6,400	204,992
Darden Restaurants, Inc.	3,300	103,719
DineEquity, Inc.	5,300	112,943
Penn National Gaming, Inc. (a)	3,049	81,683
WMS Industries, Inc. (a)	4,000	155,520
		658,857
Household Durables - 5.0%
Black & Decker Corp.	7,400	449,106
D.R. Horton, Inc.	70,277	722,448
KB Home (c)	64,692	876,577
Lennar Corp. Class A	62,300	789,341
M/I Homes, Inc. (a)	16,300	178,648
Meritage Homes Corp. (a)	14,200	253,186
Newell Rubbermaid, Inc.	27,300	396,123
Pulte Homes, Inc.	93,462	854,243
		4,519,672
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	4,400	110,088
Comcast Corp. Class A	33,200	487,044
McGraw-Hill Companies, Inc.	9,000	269,640
The Walt Disney Co.	29,500	891,490
Virgin Media, Inc.	37,753	621,414
		2,379,676
Multiline Retail - 0.6%
Target Corp.	11,700	544,752
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	5,600	220,080
Best Buy Co., Inc.	6,600	282,678
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gymboree Corp. (a)	4,800	$ 191,616
Staples, Inc.	17,149	399,915
		1,094,289
Textiles, Apparel & Luxury Goods - 1.1%
Polo Ralph Lauren Corp. Class A	6,800	522,580
VF Corp.	6,000	436,320
		958,900
TOTAL CONSUMER DISCRETIONARY		12,204,020
CONSUMER STAPLES - 3.2%
Beverages - 0.3%
Carlsberg AS Series B	825	59,127
Dr Pepper Snapple Group, Inc.	9,400	246,186
		305,313
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	8,000	248,080
Wal-Mart Stores, Inc.	7,800	425,490
		673,570
Food Products - 0.7%
Ralcorp Holdings, Inc. (a)	4,800	278,016
Tyson Foods, Inc. Class A	27,400	329,348
		607,364
Household Products - 1.1%
Energizer Holdings, Inc. (a)	4,100	230,994
Procter & Gamble Co.	11,600	723,260
		954,254
Personal Products - 0.4%
Avon Products, Inc.	9,500	325,375
TOTAL CONSUMER STAPLES		2,865,876
ENERGY - 15.7%
Energy Equipment & Services - 5.2%
ENSCO International, Inc.	10,400	457,600
Nabors Industries Ltd. (a)	14,100	291,165
National Oilwell Varco, Inc.	38,000	1,634,760
Noble Corp.	11,500	475,065
Schlumberger Ltd.	13,100	836,959
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	7,300	$ 198,414
Transocean Ltd. (a)	5,100	435,489
Weatherford International Ltd. (a)	24,300	405,810
		4,735,262
Oil, Gas & Consumable Fuels - 10.5%
Alpha Natural Resources, Inc. (a)	31,004	1,147,148
Arch Coal, Inc.	10,100	210,686
Cabot Oil & Gas Corp.	13,700	524,710
Chesapeake Energy Corp.	27,000	645,840
Marathon Oil Corp.	13,100	427,322
Noble Energy, Inc.	6,500	424,125
Occidental Petroleum Corp.	16,600	1,341,114
Petrohawk Energy Corp. (a)	11,300	252,442
Plains Exploration & Production Co. (a)	9,800	266,658
Range Resources Corp.	13,200	622,116
Royal Dutch Shell PLC:
Class A sponsored ADR	9,300	555,768
Class B ADR	32,900	1,902,936
Southwestern Energy Co. (a)	21,100	927,556
Suncor Energy, Inc.	6,528	234,402
		9,482,823
TOTAL ENERGY		14,218,085
FINANCIALS - 23.2%
Capital Markets - 2.6%
Charles Schwab Corp.	15,100	276,783
Morgan Stanley	55,600	1,755,848
State Street Corp.	8,300	342,790
		2,375,421
Commercial Banks - 5.6%
City National Corp.	2,400	94,704
Comerica, Inc.	14,100	401,427
Huntington Bancshares, Inc.	41,400	158,148
National Penn Bancshares, Inc.	15,800	87,216
PNC Financial Services Group, Inc.	17,176	979,204
SVB Financial Group (a)	2,500	94,650
U.S. Bancorp, Delaware	32,000	772,160
Umpqua Holdings Corp.	9,000	105,840
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co.	79,028	$ 2,215,945
Wilmington Trust Corp., Delaware	13,800	169,326
		5,078,620
Consumer Finance - 1.2%
American Express Co.	26,200	1,095,946
Diversified Financial Services - 6.2%
Bank of America Corp.	134,486	2,131,603
JPMorgan Chase & Co.	77,220	3,281,073
Moody's Corp. (c)	8,200	190,486
		5,603,162
Insurance - 4.2%
Arch Capital Group Ltd. (a)	3,400	237,456
Assured Guaranty Ltd.	5,300	120,204
Axis Capital Holdings Ltd.	26,063	729,503
Everest Re Group Ltd.	13,100	1,114,941
Lincoln National Corp.	33,922	777,153
Platinum Underwriters Holdings Ltd.	6,400	225,856
The Travelers Companies, Inc.	10,400	544,856
		3,749,969
Real Estate Investment Trusts - 1.3%
CBL & Associates Properties, Inc. (c)	66,744	618,049
The Macerich Co. (c)	10,600	315,456
U-Store-It Trust	34,600	225,246
		1,158,751
Real Estate Management & Development - 1.7%
CB Richard Ellis Group, Inc. Class A (a)	64,200	733,806
Forestar Group, Inc. (a)	28,800	534,240
Jones Lang LaSalle, Inc.	5,300	269,611
		1,537,657
Thrifts & Mortgage Finance - 0.4%
Astoria Financial Corp.	38,700	401,706
TOTAL FINANCIALS		21,001,232
HEALTH CARE - 8.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	7,900	445,165
Biogen Idec, Inc. (a)	3,100	145,514
Genzyme Corp. (a)	1,700	86,190
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
OREXIGEN Therapeutics, Inc. (a)	12,800	$ 85,376
Protalix BioTherapeutics, Inc. (a)	10,300	101,558
Targacept, Inc. (a)	6,400	149,824
		1,013,627
Health Care Equipment & Supplies - 1.2%
Abiomed, Inc. (a)	9,000	76,140
AGA Medical Holdings, Inc.	6,400	79,872
Cooper Companies, Inc.	6,500	217,685
Covidien PLC	12,068	565,024
ev3, Inc. (a)	7,700	97,790
		1,036,511
Health Care Providers & Services - 1.6%
Aetna, Inc.	7,400	215,414
CIGNA Corp.	13,000	417,040
Emeritus Corp. (a)(c)	8,600	134,504
Health Management Associates, Inc. Class A (a)	37,900	232,327
Medco Health Solutions, Inc. (a)	7,647	482,985
		1,482,270
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	1,700	90,287
Pharmaceuticals - 4.8%
Ardea Biosciences, Inc. (a)	5,400	72,684
Cadence Pharmaceuticals, Inc. (a)	9,800	84,182
Merck & Co., Inc.	24,600	890,766
Optimer Pharmaceuticals, Inc. (a)	5,900	64,782
Pfizer, Inc.	143,600	2,609,212
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,900	469,831
ViroPharma, Inc. (a)	13,900	105,084
		4,296,541
TOTAL HEALTH CARE		7,919,236
INDUSTRIALS - 10.4%
Aerospace & Defense - 0.8%
Precision Castparts Corp.	2,200	228,096
United Technologies Corp.	7,100	477,404
		705,500
Airlines - 0.1%
Delta Air Lines, Inc. (a)	17,525	143,530
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 1.5%
Masco Corp.	39,707	$ 539,221
Owens Corning (a)	34,504	815,330
		1,354,551
Commercial Services & Supplies - 0.8%
R.R. Donnelley & Sons Co.	16,700	343,686
Republic Services, Inc.	12,193	343,843
		687,529
Electrical Equipment - 1.4%
Acuity Brands, Inc.	5,600	180,768
Regal-Beloit Corp.	15,300	726,138
Rockwell Automation, Inc.	8,700	378,363
		1,285,269
Industrial Conglomerates - 0.5%
Textron, Inc.	23,400	469,170
Machinery - 2.1%
Cummins, Inc.	20,000	898,000
Danaher Corp.	6,800	482,256
The Stanley Works	7,290	354,075
Timken Co.	7,300	180,091
		1,914,422
Professional Services - 0.3%
Manpower, Inc.	5,000	246,300
Road & Rail - 2.9%
Arkansas Best Corp.	13,800	339,756
Avis Budget Group, Inc. (a)	23,700	231,075
Con-way, Inc.	11,000	333,300
CSX Corp.	18,300	868,884
Union Pacific Corp.	13,000	822,380
		2,595,395
TOTAL INDUSTRIALS		9,401,666
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 2.3%
Adtran, Inc.	18,200	384,566
Cisco Systems, Inc. (a)	20,222	473,195
Juniper Networks, Inc. (a)	29,800	778,674
QUALCOMM, Inc.	9,400	423,000
		2,059,435
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.3%
Dell, Inc. (a)	31,100	$ 439,132
Hewlett-Packard Co.	11,500	564,190
Western Digital Corp. (a)	5,300	195,252
		1,198,574
Electronic Equipment & Components - 3.0%
Amphenol Corp. Class A	7,500	309,000
Arrow Electronics, Inc. (a)	18,700	491,436
Avnet, Inc. (a)	19,840	540,640
Flextronics International Ltd. (a)	31,300	221,291
Ingram Micro, Inc. Class A (a)	24,150	410,309
Itron, Inc. (a)	4,417	268,509
Tyco Electronics Ltd.	21,300	494,373
		2,735,558
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	8,100	181,764
IT Services - 0.6%
Fidelity National Information Services, Inc.	12,300	277,980
MasterCard, Inc. Class A	900	216,774
		494,754
Semiconductors & Semiconductor Equipment - 4.3%
Applied Materials, Inc.	42,900	528,099
ASML Holding NV (NY Shares)	15,100	467,949
FormFactor, Inc. (a)	83	1,407
International Rectifier Corp. (a)	16,800	314,496
Lam Research Corp. (a)	11,800	401,082
Micron Technology, Inc. (a)	66,300	498,576
ON Semiconductor Corp. (a)	134,136	1,040,895
Samsung Electronics Co. Ltd.	306	189,051
Standard Microsystems Corp. (a)	7,475	143,819
Teradyne, Inc. (a)	29,800	264,028
		3,849,402
Software - 1.2%
BMC Software, Inc. (a)	14,200	549,966
Microsoft Corp.	18,300	538,203
		1,088,169
TOTAL INFORMATION TECHNOLOGY		11,607,656
Common Stocks - continued
	Shares	Value
MATERIALS - 4.8%
Chemicals - 2.8%
Albemarle Corp.	15,844	$ 534,735
Ashland, Inc.	8,800	316,184
Celanese Corp. Class A	24,785	737,602
Cytec Industries, Inc.	9,100	309,218
Dow Chemical Co.	14,900	413,922
Nitto Denko Corp.	3,100	99,052
Shin-Etsu Chemical Co., Ltd.	1,600	86,687
		2,497,400
Metals & Mining - 0.9%
Goldcorp, Inc.	3,200	133,609
Newcrest Mining Ltd.	4,582	154,370
Newmont Mining Corp.	2,400	128,736
Steel Dynamics, Inc.	24,500	414,540
		831,255
Paper & Forest Products - 1.1%
Weyerhaeuser Co.	26,800	1,043,592
TOTAL MATERIALS		4,372,247
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 2.7%
Qwest Communications International, Inc.	54,800	200,020
Verizon Communications, Inc.	72,100	2,268,266
		2,468,286
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. (a)	15,542	570,236
Sprint Nextel Corp. (a)	106,300	394,373
		964,609
TOTAL TELECOMMUNICATION SERVICES		3,432,895
UTILITIES - 3.5%
Electric Utilities - 1.8%
Entergy Corp.	8,300	652,795
FirstEnergy Corp.	22,300	960,684
		1,613,479
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.9%
Constellation Energy Group, Inc.	18,200	$ 579,124
Dynegy, Inc. Class A (a)	111,800	202,358
		781,482
Multi-Utilities - 0.8%
Sempra Energy	14,300	759,902
TOTAL UTILITIES		3,154,863
TOTAL COMMON STOCKS (Cost $83,461,505)		90,177,776
Money Market Funds - 2.1%

Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d) (Cost $1,889,625)	1,889,625	1,889,625
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $85,351,130)		92,067,401
NET OTHER ASSETS - (1.9)%		(1,743,173)
NET ASSETS - 100%		$ 90,324,228
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,540
Fidelity Securities Lending Cash Central Fund	13,000
Total	$ 15,540
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,204,020	$ 12,204,020	$ -	$ -
Consumer Staples	2,865,876	2,865,876	-	-
Energy	14,218,085	14,218,085	-	-
Financials	21,001,232	21,001,232	-	-
Health Care	7,919,236	7,919,236	-	-
Industrials	9,401,666	9,401,666	-	-
Information Technology	11,607,656	11,607,656	-	-
Materials	4,372,247	4,186,508	185,739	-
Telecommunication Services	3,432,895	3,432,895	-	-
Utilities	3,154,863	3,154,863	-	-
Money Market Funds	1,889,625	1,889,625	-	-
Total Investments in Securities:	$ 92,067,401	$ 91,881,662	$ 185,739	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
United Kingdom	2.7%
Bermuda	2.7%
Switzerland	2.1%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $47,171,653 of which $25,616,466 and $21,555,187 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $1,853,550) - See accompanying schedule: Unaffiliated issuers (cost $83,461,505)	$ 90,177,776
Fidelity Central Funds (cost $1,889,625)	1,889,625
Total Investments (cost $85,351,130)		$ 92,067,401
Receivable for investments sold		314,570
Receivable for fund shares sold		50,232
Dividends receivable		195,366
Distributions receivable from Fidelity Central Funds		486
Prepaid expenses		495
Receivable from investment adviser for expense reductions		820
Other receivables		1,646
Total assets		92,631,016

Liabilities
Payable to custodian bank	$ 123,108
Payable for investments purchased	16,201
Payable for fund shares redeemed	129,214
Accrued management fee	39,010
Distribution fees payable	35,737
Other affiliated payables	29,473
Other payables and accrued expenses	44,420
Collateral on securities loaned, at value	1,889,625
Total liabilities		2,306,788

Net Assets		$ 90,324,228
Net Assets consist of:
Paid in capital		$ 133,769,666
Undistributed net investment income		415,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,577,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,716,275
Net Assets		$ 90,324,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,305,980 ÷ 4,499,617 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($29,288,102 ÷ 3,644,613 shares)	$ 8.04

Maximum offering price per share (100/96.50 of $8.04)	$ 8.33
Class B: Net Asset Value and offering price per share ($7,006,613 ÷ 879,730 shares)A	$ 7.96

Class C: Net Asset Value and offering price per share ($11,555,581 ÷ 1,460,679 shares)A	$ 7.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,167,952 ÷ 754,266 shares)	$ 8.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 1,749,786
Income from Fidelity Central Funds		15,540
Total income		1,765,326

Expenses
Management fee Basic fee	$ 465,834
Performance adjustment	(32,634)
Transfer agent fees	280,833
Distribution fees	396,229
Accounting and security lending fees	32,848
Custodian fees and expenses	20,870
Independent trustees' compensation	597
Registration fees	63,105
Audit	62,502
Legal	393
Miscellaneous	1,238
Total expenses before reductions	1,291,815
Expense reductions	(75,450)	1,216,365
Net investment income (loss)		548,961
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,106,056)
Foreign currency transactions	1,659
Total net realized gain (loss)		(12,104,397)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,750,294
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		27,750,305
Net gain (loss)		15,645,908
Net increase (decrease) in net assets resulting from operations		$ 16,194,869

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 548,961	$ 972,239
Net realized gain (loss)	(12,104,397)	(36,786,334)
Change in net unrealized appreciation (depreciation)	27,750,305	(32,634,949)
Net increase (decrease) in net assets resulting from operations	16,194,869	(68,449,044)
Distributions to shareholders from net investment income	(1,125,914)	-
Distributions to shareholders from net realized gain	-	(6,426,657)
Total distributions	(1,125,914)	(6,426,657)
Share transactions - net increase (decrease)	(14,707,014)	14,410,683
Total increase (decrease) in net assets	361,941	(60,465,018)

Net Assets
Beginning of period	89,962,287	150,427,305
End of period (including undistributed net investment income of $415,429 and undistributed net investment income of $933,747, respectively)	$ 90,324,228	$ 89,962,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.70	$ 12.21	$ 13.04	$ 12.31	$ 11.61
Income from Investment Operations
Net investment income (loss) C	.06	.10	.04	.08	.09
Net realized and unrealized gain (loss)	1.42	(5.05)	.98	1.53	.91
Total from investment operations	1.48	(4.95)	1.02	1.61	1.00
Distributions from net investment income	(.11)	-	(.07)	(.09)	(.08)
Distributions from net realized gain	-	(.56)	(1.79)	(.80)	(.22)
Total distributions	(.11)	(.56)	(1.85) G	(.88) H	(.30)
Net asset value, end of period	$ 8.07	$ 6.70	$ 12.21	$ 13.04	$ 12.31
Total Return A, B	22.49%	(42.50)%	9.19%	13.96%	8.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.28%	1.30%	1.33%	1.36%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.27%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.24%	1.20%
Net investment income (loss)	.89%	.97%	.31%	.67%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,306	$ 32,365	$ 43,917	$ 28,438	$ 21,393
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 12.14	$ 12.96	$ 12.24	$ 11.54
Income from Investment Operations
Net investment income (loss) C	.04	.07	.01	.05	.06
Net realized and unrealized gain (loss)	1.42	(5.02)	.99	1.52	.91
Total from investment operations	1.46	(4.95)	1.00	1.57	.97
Distributions from net investment income	(.09)	-	(.03)	(.05)	(.05)
Distributions from net realized gain	-	(.52)	(1.79)	(.80)	(.22)
Total distributions	(.09)	(.52)	(1.82) G	(.85) H	(.27)
Net asset value, end of period	$ 8.04	$ 6.67	$ 12.14	$ 12.96	$ 12.24
Total Return A, B	22.12%	(42.62)%	8.99%	13.60%	8.57%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.53%	1.56%	1.59%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.53%
Expenses net of all reductions	1.49%	1.50%	1.50%	1.49%	1.46%
Net investment income (loss)	.64%	.72%	.06%	.42%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,288	$ 33,023	$ 62,518	$ 54,067	$ 47,736
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.57	$ 11.96	$ 12.77	$ 12.07	$ 11.39
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.05)	(.01)	- G
Net realized and unrealized gain (loss)	1.40	(4.97)	.98	1.50	.90
Total from investment operations	1.41	(4.95)	.93	1.49	.90
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	-	(.44)	(1.74) H	(.79) I	(.22)
Total distributions	(.02)	(.44)	(1.74)	(.79)	(.22)
Net asset value, end of period	$ 7.96	$ 6.57	$ 11.96	$ 12.77	$ 12.07
Total Return A, B	21.46%	(42.96)%	8.51%	13.07%	8.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.03%	2.06%	2.08%	2.12%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.04%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.97%
Net investment income (loss)	.14%	.22%	(.44)%	(.08)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,007	$ 8,296	$ 19,277	$ 20,916	$ 21,849
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Distributions from net realized gain represent $1.743 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.55	$ 11.93	$ 12.76	$ 12.07	$ 11.39
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	1.39	(4.94)	.97	1.49	.89
Total from investment operations	1.40	(4.92)	.92	1.48	.90
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(.46)	(1.75) G	(.79) H	(.22)
Total distributions	(.04)	(.46)	(1.75)	(.79)	(.22)
Net asset value, end of period	$ 7.91	$ 6.55	$ 11.93	$ 12.76	$ 12.07
Total Return A, B	21.46%	(42.90)%	8.43%	13.02%	8.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.03%	2.06%	2.08%	2.11%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.03%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.96%
Net investment income (loss)	.14%	.22%	(.44)%	(.08)%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,556	$ 11,104	$ 20,038	$ 17,690	$ 16,849
Portfolio turnover rate E	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Distributions from net realized gain represent $1.752 per share.

H Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.80	$ 12.38	$ 13.18	$ 12.43	$ 11.72
Income from Investment Operations
Net investment income (loss) B	.08	.12	.08	.12	.14
Net realized and unrealized gain (loss)	1.43	(5.11)	1.01	1.54	.92
Total from investment operations	1.51	(4.99)	1.09	1.66	1.06
Distributions from net investment income	(.13)	-	(.10)	(.12)	(.13)
Distributions from net realized gain	-	(.59)	(1.79)	(.80)	(.22)
Total distributions	(.13)	(.59)	(1.89) F	(.91) G	(.35)
Net asset value, end of period	$ 8.18	$ 6.80	$ 12.38	$ 13.18	$ 12.43
Total Return A	22.71%	(42.34)%	9.65%	14.28%	9.27%
Ratios to Average Net Assets C, E
Expenses before reductions	1.08%	1.01%	.94%	.91%	.92%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.91%	.92%
Expenses net of all reductions	1.00%	1.00%	.93%	.90%	.85%
Net investment income (loss)	1.14%	1.22%	.62%	1.02%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,168	$ 5,173	$ 4,678	$ 3,820	$ 5,983
Portfolio turnover rate D	135%	170%	136%	251%	190%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

G Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,769,758
Gross unrealized depreciation	(7,462,475)
Net unrealized appreciation (depreciation)	$ 3,307,283
Tax Cost	$ 88,760,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 418,927
Capital loss carryforward	$ (47,171,653)
Net unrealized appreciation (depreciation)	$ 3,307,283

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 1,125,914	$ 3,858,312
Long-term Capital Gains	-	2,568,345
Total	$ 1,125,914	$ 6,426,657

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $111,004,997 and $125,629,470, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 80,211	$ 3,175
Class T	.25%	.25%	139,066	746
Class B	.75%	.25%	71,116	53,452
Class C	.75%	.25%	105,836	8,269
			$ 396,229	$ 65,642

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,526
Class T	3,999
Class B*	12,938
Class C*	815
$ 27,278

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 107,682.34
Class T	96,297.35
Class B	23,943.34
Class C	35,617.34
Institutional Class	17,294.34
	$ 280,833

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,973 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $442 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,000.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,043
Class T	1.50%	24,630
Class B	2.00%	5,780
Class C	2.00%	8,507
Institutional Class	1.00%	3,834
		$ 67,794

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,656 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 525,854	$ -
Class T	420,367	-
Class B	19,736	-
Class C	62,963	-
Institutional Class	96,994	-
Total	$ 1,125,914	$ -
From net realized gain
Class A	$ -	$ 2,090,566
Class T	-	2,635,659
Class B	-	712,005
Class C	-	772,905
Institutional Class	-	215,522
Total	$ -	$ 6,426,657

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	1,074,766	2,724,434	$ 7,258,789	$ 28,194,152
Reinvestment of distributions	76,985	167,236	499,633	1,965,249
Shares redeemed	(1,479,596)	(1,659,952)	(9,952,888)	(15,946,943)
Net increase (decrease)	(327,845)	1,231,718	$ (2,194,466)	$ 14,212,458
Class T
Shares sold	771,806	2,341,723	$ 5,111,324	$ 23,377,630
Reinvestment of distributions	62,407	218,331	403,773	2,556,745
Shares redeemed	(2,141,465)	(2,758,650)	(14,065,839)	(27,372,719)
Net increase (decrease)	(1,307,252)	(198,596)	$ (8,550,742)	$ (1,438,344)
Class B
Shares sold	121,495	180,556	$ 791,140	$ 1,826,408
Reinvestment of distributions	2,858	56,778	18,437	658,118
Shares redeemed	(506,847)	(587,462)	(3,334,256)	(5,679,073)
Net increase (decrease)	(382,494)	(350,128)	$ (2,524,679)	$ (3,194,547)
Class C
Shares sold	275,435	602,565	$ 1,833,945	$ 5,941,958
Reinvestment of distributions	8,942	61,253	57,228	707,623
Shares redeemed	(519,007)	(647,886)	(3,362,215)	(6,151,150)
Net increase (decrease)	(234,630)	15,932	$ (1,471,042)	$ 498,431
Institutional Class
Shares sold	346,072	776,032	$ 2,243,247	$ 7,988,787
Reinvestment of distributions	14,340	16,910	94,071	201,006
Shares redeemed	(366,971)	(410,094)	(2,303,403)	(3,857,108)
Net increase (decrease)	(6,559)	382,848	$ 33,915	$ 4,332,685

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 81% of the dividends distributed in December 2008, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2008, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEVI-UANN-0110
1.786684.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Fifty
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	30.47%	-1.88%	-0.22%
Class T (incl. 3.50% sales charge)	33.17%	-1.69%	-0.25%
Class B (incl. contingent deferred sales charge) B	32.48%	-1.78%	-0.15%
Class C (incl. contingent deferred sales charge) C	36.57%	-1.48%	-0.33%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class A on August 16, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 38.43%, 38.00%, 37.48% and 37.57%, respectively (excluding sales charges), handily outpacing the S&P 500. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises, recovered off a very low valuation following the market downturn. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a helpful overweighting in diversified financials and a relative lack of exposure to banks. Stock selection in materials and health care was very strong, while within industrials, stock picking in transportation was effective. Being underweighted in the lagging utilities sector further contributed, as did the impact of a depreciating dollar on the fund's foreign holdings. In contrast, security selection in energy and information technology hurt, as did the fund's modest average cash position in a rising market. One noteworthy detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment - a view I didn't share. Restaurant company Wendy's/Arby's Group hurt as well. Many of the stocks mentioned were not in the index.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund: For the year, the fund's Institutional Class shares gained 38.69%, handily outpacing the S&P 500®. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises, recovered off a very low valuation following the market downturn. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a helpful overweighting in diversified financials and a relative lack of exposure to banks. Stock selection in materials and health care was very strong, while within industrials, stock picking in transportation was effective. Being underweighted in the lagging utilities sector further contributed, as did the impact of a depreciating dollar on the fund's foreign holdings. In contrast, security selection in energy and information technology hurt, as did the fund's modest average cash position in a rising market. One noteworthy detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment - a view I didn't share. Restaurant company Wendy's/Arby's Group hurt as well. Many of the stocks mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,162.90	$ 6.78
Hypothetical A		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,160.60	$ 8.12
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,158.70	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,158.10	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,165.50	$ 5.43
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
DeVry, Inc.	3.8	2.8
Fiserv, Inc.	3.4	3.0
Monsanto Co.	3.3	0.0
QUALCOMM, Inc.	3.3	2.8
MasterCard, Inc. Class A	3.0	0.0
DIRECTV	3.0	0.0
CSX Corp.	2.9	2.2
Union Pacific Corp.	2.9	0.0
Apple, Inc.	2.8	0.0
Edwards Lifesciences Corp.	2.8	2.1
	31.2
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	15.8
Consumer Discretionary	20.2	17.6
Financials	18.5	18.0
Health Care	10.1	10.9
Industrials	9.2	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.0%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	13.6%	** Foreign investments	23.8%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 20.2%
Diversified Consumer Services - 4.8%
DeVry, Inc.	42,948	$ 2,332,935
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(c)	8,200	584,742
		2,917,677
Hotels, Restaurants & Leisure - 6.5%
Royal Caribbean Cruises Ltd. (a)(c)	49,200	1,208,844
Starbucks Corp. (a)	62,500	1,368,750
Wendy's/Arby's Group, Inc.	329,604	1,351,376
		3,928,970
Household Durables - 2.5%
Harman International Industries, Inc.	40,320	1,516,435
Media - 4.9%
DIRECTV (a)(c)	57,900	1,831,377
The Walt Disney Co.	37,055	1,119,802
		2,951,179
Textiles, Apparel & Luxury Goods - 1.5%
Hanesbrands, Inc. (a)	23,710	569,277
Phillips-Van Heusen Corp.	7,600	304,000
		873,277
TOTAL CONSUMER DISCRETIONARY		12,187,538
CONSUMER STAPLES - 6.5%
Beverages - 6.5%
Anheuser-Busch InBev SA NV	25,479	1,271,569
PepsiCo, Inc.	23,500	1,462,170
The Coca-Cola Co.	20,200	1,155,440
		3,889,179
ENERGY - 4.2%
Energy Equipment & Services - 1.2%
Weatherford International Ltd. (a)	42,600	711,420
Oil, Gas & Consumable Fuels - 3.0%
Exxon Mobil Corp.	16,308	1,224,242
Peabody Energy Corp.	13,400	595,764
		1,820,006
TOTAL ENERGY		2,531,426
Common Stocks - continued
	Shares	Value
FINANCIALS - 18.5%
Capital Markets - 6.9%
Ashmore Global Opps Ltd. (a)	103,300	$ 694,693
Ashmore Group PLC	143,110	616,790
Greenhill & Co., Inc.	11,500	938,975
Janus Capital Group, Inc.	104,362	1,366,099
Lazard Ltd. Class A	13,600	527,136
		4,143,693
Commercial Banks - 1.1%
PNC Financial Services Group, Inc.	12,100	689,821
Consumer Finance - 2.1%
American Express Co.	29,700	1,242,351
Diversified Financial Services - 8.4%
Bank of America Corp.	95,196	1,508,857
CME Group, Inc.	3,676	1,206,573
JPMorgan Chase & Co.	38,000	1,614,620
Moody's Corp.	26,300	610,949
NBH Holdings Corp. Class A (a)(d)	5,500	115,500
		5,056,499
TOTAL FINANCIALS		11,132,364
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	65,600	549,072
Edwards Lifesciences Corp. (a)	20,290	1,669,461
		2,218,533
Health Care Providers & Services - 2.0%
Express Scripts, Inc. (a)	14,200	1,218,360
Pharmaceuticals - 4.4%
Abbott Laboratories	21,800	1,187,882
Merck & Co., Inc.	39,800	1,441,158
		2,629,040
TOTAL HEALTH CARE		6,065,933
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	11,000	1,140,480
Construction & Engineering - 0.5%
China Railway Construction Corp. Ltd. (H Shares)	220,500	290,781
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 6.8%
America Latina Logistica SA unit	64,500	$ 575,742
CSX Corp.	37,200	1,766,256
Union Pacific Corp.	27,800	1,758,628
		4,100,626
TOTAL INDUSTRIALS		5,531,887
INFORMATION TECHNOLOGY - 21.5%
Communications Equipment - 5.8%
Juniper Networks, Inc. (a)	57,700	1,507,701
QUALCOMM, Inc.	43,900	1,975,500
		3,483,201
Computers & Peripherals - 3.8%
Apple, Inc. (a)	8,500	1,699,235
Teradata Corp. (a)	20,000	586,000
		2,285,235
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	2,500	60,000
Baidu.com, Inc. sponsored ADR (a)(c)	1,500	650,610
		710,610
IT Services - 6.4%
Fiserv, Inc. (a)	44,000	2,034,560
MasterCard, Inc. Class A	7,665	1,846,192
		3,880,752
Semiconductors & Semiconductor Equipment - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	47,400	492,486
Software - 3.5%
AsiaInfo Holdings, Inc. (a)	25,600	629,504
Citrix Systems, Inc. (a)	15,400	587,972
CommVault Systems, Inc. (a)	7,400	153,920
VMware, Inc. Class A (a)	18,300	768,234
		2,139,630
TOTAL INFORMATION TECHNOLOGY		12,991,914
Common Stocks - continued
	Shares	Value
MATERIALS - 6.7%
Chemicals - 5.8%
Dow Chemical Co.	53,000	$ 1,472,340
Monsanto Co.	24,800	2,002,600
		3,474,940
Metals & Mining - 0.9%
MacArthur Coal Ltd.	66,176	563,586
TOTAL MATERIALS		4,038,526
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
American Tower Corp. Class A (a)	31,300	1,280,796
TOTAL COMMON STOCKS (Cost $53,556,283)		59,649,563
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 0.21% (e)	224,618	224,618
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	3,654,825	3,654,825
TOTAL MONEY MARKET FUNDS (Cost $3,879,443)		3,879,443
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $57,435,726)		63,529,006
NET OTHER ASSETS - (5.4)%		(3,244,082)
NET ASSETS - 100%		$ 60,284,924
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $115,500 or 0.2% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,632
Fidelity Securities Lending Cash Central Fund	35,237
Total	$ 41,869
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,187,538	$ 12,187,538	$ -	$ -
Consumer Staples	3,889,179	3,889,179	-	-
Energy	2,531,426	2,531,426	-	-
Financials	11,132,364	11,016,864	115,500	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 6,065,933	$ 6,065,933	$ -	$ -
Industrials	5,531,887	5,531,887	-	-
Information Technology	12,991,914	12,991,914	-	-
Materials	4,038,526	4,038,526	-	-
Telecommunication Services	1,280,796	1,280,796	-	-
Money Market Funds	3,879,443	3,879,443	-	-
Total Investments in Securities	$ 63,529,006	$ 63,413,506	$ 115,500	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 670,000
Total Realized Gain (Loss)	433,269
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(1,103,269)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.4%
Belgium	2.1%
Liberia	2.0%
China	1.6%
Switzerland	1.2%
Bailiwick of Guernsey	1.1%
United Kingdom	1.0%
Cayman Islands	1.0%
Brazil	1.0%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $46,052,565 of which $39,146,680 and $6,905,885 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $3,588,094) - See accompanying schedule: Unaffiliated issuers (cost $53,556,283)	$ 59,649,563
Fidelity Central Funds (cost $3,879,443)	3,879,443
Total Investments (cost $57,435,726)		$ 63,529,006
Receivable for investments sold		1,952,408
Receivable for fund shares sold		37,898
Dividends receivable		70,217
Distributions receivable from Fidelity Central Funds		636
Prepaid expenses		338
Receivable from investment adviser for expense reductions		13,652
Other receivables		4,237
Total assets		65,608,392

Liabilities
Payable for investments purchased	$ 1,505,166
Payable for fund shares redeemed	49,779
Accrued management fee	27,927
Distribution fees payable	25,166
Other affiliated payables	19,181
Other payables and accrued expenses	41,424
Collateral on securities loaned, at value	3,654,825
Total liabilities		5,323,468

Net Assets		$ 60,284,924
Net Assets consist of:
Paid in capital		$ 101,111,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,920,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,093,779
Net Assets		$ 60,284,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,000,492 ÷ 3,085,296 shares)	$ 7.78

Maximum offering price per share (100/94.25 of $7.78)	$ 8.25
Class T: Net Asset Value and redemption price per share ($16,328,980 ÷ 2,150,931 shares)	$ 7.59

Maximum offering price per share (100/96.50 of $7.59)	$ 7.87
Class B: Net Asset Value and offering price per share ($5,805,243 ÷ 795,405 shares)A	$ 7.30

Class C: Net Asset Value and offering price per share ($10,391,258 ÷ 1,433,641 shares)A	$ 7.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,758,951 ÷ 468,139 shares)	$ 8.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009
Investment Income
Dividends		$ 698,020
Interest		21
Income from Fidelity Central Funds		41,869
Total income		739,910

Expenses
Management fee	$ 323,484
Transfer agent fees	194,323
Distribution fees	283,823
Accounting and security lending fees	22,846
Custodian fees and expenses	37,861
Independent trustees' compensation	417
Registration fees	54,498
Audit	53,041
Legal	314
Miscellaneous	903
Total expenses before reductions	971,510
Expense reductions	(129,165)	842,345
Net investment income (loss)		(102,435)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,792,850
Foreign currency transactions	(84,903)
Futures contracts	(58,622)
Total net realized gain (loss)		2,649,325
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $265)	16,117,834
Assets and liabilities in foreign currencies	3,220
Total change in net unrealized appreciation (depreciation)		16,121,054
Net gain (loss)		18,770,379
Net increase (decrease) in net assets resulting from operations		$ 18,667,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,435)	$ (356,567)
Net realized gain (loss)	2,649,325	(48,748,528)
Change in net unrealized appreciation (depreciation)	16,121,054	(16,653,328)
Net increase (decrease) in net assets resulting from operations	18,667,944	(65,758,423)
Distributions to shareholders from net realized gain	-	(12,601,645)
Share transactions - net increase (decrease)	(15,021,084)	(10,106,719)
Total increase (decrease) in net assets	3,646,860	(88,466,787)

Net Assets
Beginning of period	56,638,064	145,104,851
End of period	$ 60,284,924	$ 56,638,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.62	$ 12.63	$ 13.19	$ 12.18	$ 10.77
Income from Investment Operations
Net investment income (loss) C	- H	(.01)	(.05)	.01 F	(.05)
Net realized and unrealized gain (loss)	2.16	(5.89)	1.67	1.23	1.46
Total from investment operations	2.16	(5.90)	1.62	1.24	1.41
Distributions from net realized gain	-	(1.11)	(2.18)	(.23)	-
Net asset value, end of period	$ 7.78	$ 5.62	$ 12.63	$ 13.19	$ 12.18
Total Return A,B	38.43%	(51.19)%	14.48%	10.28%	13.09%
Ratios to Average Net Assets D,G
Expenses before reductions	1.44%	1.33%	1.26%	1.33%	1.40%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.28%
Expenses net of all reductions	1.22%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.07%	(.07)%	(.40)%	.11% F	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,000	$ 24,471	$ 60,112	$ 39,182	$ 20,556
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.50	$ 12.37	$ 12.95	$ 11.99	$ 10.64
Income from Investment Operations
Net investment income (loss) C	(.01)	(.03)	(.08)	(.02) F	(.08)
Net realized and unrealized gain (loss)	2.10	(5.78)	1.65	1.21	1.43
Total from investment operations	2.09	(5.81)	1.57	1.19	1.35
Distributions from net realized gain	-	(1.06)	(2.15)	(.23)	-
Net asset value, end of period	$ 7.59	$ 5.50	$ 12.37	$ 12.95	$ 11.99
Total Return A,B	38.00%	(51.31)%	14.23%	10.02%	12.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.60%	1.54%	1.62%	1.68%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.54%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.49%	1.50%
Net investment income (loss)	(.18)%	(.33)%	(.65)%	(.13)% F	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,329	$ 13,689	$ 34,913	$ 31,313	$ 26,484
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.31	$ 11.96	$ 12.58	$ 11.71	$ 10.45
Income from Investment Operations
Net investment income (loss) C	(.04)	(.08)	(.13)	(.08) F	(.13)
Net realized and unrealized gain (loss)	2.03	(5.59)	1.59	1.18	1.39
Total from investment operations	1.99	(5.67)	1.46	1.10	1.26
Distributions from net realized gain	-	(.98)	(2.08)	(.23)	-
Net asset value, end of period	$ 7.30	$ 5.31	$ 11.96	$ 12.58	$ 11.71
Total Return A,B	37.48%	(51.59)%	13.65%	9.48%	12.06%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.09%	2.02%	2.10%	2.16%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	1.97%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.68)%	(.83)%	(1.14)%	(.63)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,805	$ 5,968	$ 17,301	$ 19,257	$ 19,056
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 11.92	$ 12.58	$ 11.71	$ 10.45
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.13)	(.08) F	(.13)
Net realized and unrealized gain (loss)	2.02	(5.56)	1.58	1.18	1.39
Total from investment operations	1.98	(5.63)	1.45	1.10	1.26
Distributions from net realized gain	-	(1.02)	(2.11)	(.23)	-
Net asset value, end of period	$ 7.25	$ 5.27	$ 11.92	$ 12.58	$ 11.71
Total Return A,B	37.57%	(51.60)%	13.61%	9.48%	12.06%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.09%	2.01%	2.09%	2.15%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.04%
Expenses net of all reductions	1.97%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.68)%	(.83)%	(1.15)%	(.63)% F	(1.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,391	$ 9,320	$ 23,503	$ 17,132	$ 12,016
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 12.98	$ 13.49	$ 12.41	$ 10.96
Income from Investment Operations
Net investment income (loss) B	.02	.02	(.01)	.05 E	(.02)
Net realized and unrealized gain (loss)	2.22	(6.06)	1.71	1.26	1.47
Total from investment operations	2.24	(6.04)	1.70	1.31	1.45
Distributions from net realized gain	-	(1.15)	(2.21)	(.23)	-
Net asset value, end of period	$ 8.03	$ 5.79	$ 12.98	$ 13.49	$ 12.41
Total Return A	38.69%	(51.03)%	14.84%	10.66%	13.23%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.02%	.95%	.95%	.98%
Expenses net of fee waivers, if any	1.00%	1.00%	.95%	.95%	.98%
Expenses net of all reductions	.97%	.98%	.94%	.94%	.93%
Net investment income (loss)	.31%	.19%	(.10)%	.42% E	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,759	$ 3,190	$ 9,277	$ 3,443	$ 1,408
Portfolio turnover rate D	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,609,393
Gross unrealized depreciation	(1,459,581)
Net unrealized appreciation (depreciation)	$ 5,149,812

Tax Cost	$ 58,379,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 76,015
Capital loss carryforward	$ (46,052,565)
Net unrealized appreciation (depreciation)	$ 5,150,311

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ -	$ 12,130,470
Long-term Capital Gains	-	471,175
Total	$ -	$ 12,601,645

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (58,622)	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ (58,622)	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(58,622) for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $197,146,681 and $209,665,516, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,175	$ 1,047
Class T	.25%	.25%	73,354	755
Class B	.75%	.25%	55,975	42,106
Class C	.75%	.25%	93,319	5,937
			$ 283,823	$ 49,845

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,546
Class T	4,044
Class B*	12,184
Class C*	450
$ 21,224

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,116.34
Class T	52,557.36
Class B	18,782.34
Class C	31,245.33
Institutional Class	9,623.28
	$ 194,323

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,217 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $304 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

9. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $35,237.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 47,318
Class T	1.50%	31,620
Class B	2.00%	10,900
Class C	2.00%	18,072
Institutional Class	1.00%	4,791
		$ 112,701

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,464 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net realized gain
Class A	$ -	$ 5,353,741
Class T	-	3,014,589
Class B	-	1,409,671
Class C	-	2,014,549
Institutional Class	-	809,095
Total	$ -	$ 12,601,645

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	661,219	1,411,212	$ 4,116,361	$ 13,818,196
Reinvestment of distributions	-	446,592	-	5,094,634
Shares redeemed	(1,930,880)	(2,260,921)	(12,641,208)	(20,967,819)
Net increase (decrease)	(1,269,661)	(403,117)	$ (8,524,847)	$ (2,054,989)
Class T
Shares sold	373,877	463,166	$ 2,297,750	$ 4,478,610
Reinvestment of distributions	-	261,133	-	2,921,480
Shares redeemed	(713,016)	(1,056,672)	(4,474,519)	(9,735,307)
Net increase (decrease)	(339,139)	(332,373)	$ (2,176,769)	$ (2,335,217)
Class B
Shares sold	70,153	119,288	$ 414,724	$ 1,097,766
Reinvestment of distributions	-	118,591	-	1,288,755
Shares redeemed	(398,374)	(560,990)	(2,321,552)	(5,163,379)
Net increase (decrease)	(328,221)	(323,111)	$ (1,906,828)	$ (2,776,858)
Class C
Shares sold	139,760	300,599	$ 818,370	$ 2,781,913
Reinvestment of distributions	-	168,216	-	1,814,641
Shares redeemed	(472,981)	(673,078)	(2,686,497)	(6,022,862)
Net increase (decrease)	(333,221)	(204,263)	$ (1,868,127)	$ (1,426,308)
Institutional Class
Shares sold	113,544	229,675	$ 720,261	$ 2,314,454
Reinvestment of distributions	-	62,441	-	731,704
Shares redeemed	(196,824)	(455,193)	(1,264,774)	(4,559,505)
Net increase (decrease)	(83,280)	(163,077)	$ (544,513)	$ (1,513,347)

Annual Report

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Fifty voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/14/09	12/11/09	$0.029
Class T	12/14/09	12/11/09	$0.015
Class B	12/14/09	12/11/09	$0.000
Class C	12/14/09	12/11/09	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Fifty Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIF-UANN-0110
1.786685.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Fifty
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable .

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Life of fundA
Institutional Class	38.69%	-0.46%	0.74%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 38.43%, 38.00%, 37.48% and 37.57%, respectively (excluding sales charges), handily outpacing the S&P 500. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises, recovered off a very low valuation following the market downturn. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a helpful overweighting in diversified financials and a relative lack of exposure to banks. Stock selection in materials and health care was very strong, while within industrials, stock picking in transportation was effective. Being underweighted in the lagging utilities sector further contributed, as did the impact of a depreciating dollar on the fund's foreign holdings. In contrast, security selection in energy and information technology hurt, as did the fund's modest average cash position in a rising market. One noteworthy detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment - a view I didn't share. Restaurant company Wendy's/Arby's Group hurt as well. Many of the stocks mentioned were not in the index.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund: For the year, the fund's Institutional Class shares gained 38.69%, handily outpacing the S&P 500®. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises, recovered off a very low valuation following the market downturn. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a helpful overweighting in diversified financials and a relative lack of exposure to banks. Stock selection in materials and health care was very strong, while within industrials, stock picking in transportation was effective. Being underweighted in the lagging utilities sector further contributed, as did the impact of a depreciating dollar on the fund's foreign holdings. In contrast, security selection in energy and information technology hurt, as did the fund's modest average cash position in a rising market. One noteworthy detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment - a view I didn't share. Restaurant company Wendy's/Arby's Group hurt as well. Many of the stocks mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,162.90	$ 6.78
Hypothetical A		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,160.60	$ 8.12
Hypothetical A		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,158.70	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,158.10	$ 10.82
Hypothetical A		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,165.50	$ 5.43
Hypothetical A		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
DeVry, Inc.	3.8	2.8
Fiserv, Inc.	3.4	3.0
Monsanto Co.	3.3	0.0
QUALCOMM, Inc.	3.3	2.8
MasterCard, Inc. Class A	3.0	0.0
DIRECTV	3.0	0.0
CSX Corp.	2.9	2.2
Union Pacific Corp.	2.9	0.0
Apple, Inc.	2.8	0.0
Edwards Lifesciences Corp.	2.8	2.1
	31.2
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	15.8
Consumer Discretionary	20.2	17.6
Financials	18.5	18.0
Health Care	10.1	10.9
Industrials	9.2	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 99.0%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	13.6%	** Foreign investments	23.8%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 20.2%
Diversified Consumer Services - 4.8%
DeVry, Inc.	42,948	$ 2,332,935
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(c)	8,200	584,742
		2,917,677
Hotels, Restaurants & Leisure - 6.5%
Royal Caribbean Cruises Ltd. (a)(c)	49,200	1,208,844
Starbucks Corp. (a)	62,500	1,368,750
Wendy's/Arby's Group, Inc.	329,604	1,351,376
		3,928,970
Household Durables - 2.5%
Harman International Industries, Inc.	40,320	1,516,435
Media - 4.9%
DIRECTV (a)(c)	57,900	1,831,377
The Walt Disney Co.	37,055	1,119,802
		2,951,179
Textiles, Apparel & Luxury Goods - 1.5%
Hanesbrands, Inc. (a)	23,710	569,277
Phillips-Van Heusen Corp.	7,600	304,000
		873,277
TOTAL CONSUMER DISCRETIONARY		12,187,538
CONSUMER STAPLES - 6.5%
Beverages - 6.5%
Anheuser-Busch InBev SA NV	25,479	1,271,569
PepsiCo, Inc.	23,500	1,462,170
The Coca-Cola Co.	20,200	1,155,440
		3,889,179
ENERGY - 4.2%
Energy Equipment & Services - 1.2%
Weatherford International Ltd. (a)	42,600	711,420
Oil, Gas & Consumable Fuels - 3.0%
Exxon Mobil Corp.	16,308	1,224,242
Peabody Energy Corp.	13,400	595,764
		1,820,006
TOTAL ENERGY		2,531,426
Common Stocks - continued
	Shares	Value
FINANCIALS - 18.5%
Capital Markets - 6.9%
Ashmore Global Opps Ltd. (a)	103,300	$ 694,693
Ashmore Group PLC	143,110	616,790
Greenhill & Co., Inc.	11,500	938,975
Janus Capital Group, Inc.	104,362	1,366,099
Lazard Ltd. Class A	13,600	527,136
		4,143,693
Commercial Banks - 1.1%
PNC Financial Services Group, Inc.	12,100	689,821
Consumer Finance - 2.1%
American Express Co.	29,700	1,242,351
Diversified Financial Services - 8.4%
Bank of America Corp.	95,196	1,508,857
CME Group, Inc.	3,676	1,206,573
JPMorgan Chase & Co.	38,000	1,614,620
Moody's Corp.	26,300	610,949
NBH Holdings Corp. Class A (a)(d)	5,500	115,500
		5,056,499
TOTAL FINANCIALS		11,132,364
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	65,600	549,072
Edwards Lifesciences Corp. (a)	20,290	1,669,461
		2,218,533
Health Care Providers & Services - 2.0%
Express Scripts, Inc. (a)	14,200	1,218,360
Pharmaceuticals - 4.4%
Abbott Laboratories	21,800	1,187,882
Merck & Co., Inc.	39,800	1,441,158
		2,629,040
TOTAL HEALTH CARE		6,065,933
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	11,000	1,140,480
Construction & Engineering - 0.5%
China Railway Construction Corp. Ltd. (H Shares)	220,500	290,781
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 6.8%
America Latina Logistica SA unit	64,500	$ 575,742
CSX Corp.	37,200	1,766,256
Union Pacific Corp.	27,800	1,758,628
		4,100,626
TOTAL INDUSTRIALS		5,531,887
INFORMATION TECHNOLOGY - 21.5%
Communications Equipment - 5.8%
Juniper Networks, Inc. (a)	57,700	1,507,701
QUALCOMM, Inc.	43,900	1,975,500
		3,483,201
Computers & Peripherals - 3.8%
Apple, Inc. (a)	8,500	1,699,235
Teradata Corp. (a)	20,000	586,000
		2,285,235
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	2,500	60,000
Baidu.com, Inc. sponsored ADR (a)(c)	1,500	650,610
		710,610
IT Services - 6.4%
Fiserv, Inc. (a)	44,000	2,034,560
MasterCard, Inc. Class A	7,665	1,846,192
		3,880,752
Semiconductors & Semiconductor Equipment - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	47,400	492,486
Software - 3.5%
AsiaInfo Holdings, Inc. (a)	25,600	629,504
Citrix Systems, Inc. (a)	15,400	587,972
CommVault Systems, Inc. (a)	7,400	153,920
VMware, Inc. Class A (a)	18,300	768,234
		2,139,630
TOTAL INFORMATION TECHNOLOGY		12,991,914
Common Stocks - continued
	Shares	Value
MATERIALS - 6.7%
Chemicals - 5.8%
Dow Chemical Co.	53,000	$ 1,472,340
Monsanto Co.	24,800	2,002,600
		3,474,940
Metals & Mining - 0.9%
MacArthur Coal Ltd.	66,176	563,586
TOTAL MATERIALS		4,038,526
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
American Tower Corp. Class A (a)	31,300	1,280,796
TOTAL COMMON STOCKS (Cost $53,556,283)		59,649,563
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 0.21% (e)	224,618	224,618
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	3,654,825	3,654,825
TOTAL MONEY MARKET FUNDS (Cost $3,879,443)		3,879,443
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $57,435,726)		63,529,006
NET OTHER ASSETS - (5.4)%		(3,244,082)
NET ASSETS - 100%		$ 60,284,924
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $115,500 or 0.2% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,632
Fidelity Securities Lending Cash Central Fund	35,237
Total	$ 41,869
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,187,538	$ 12,187,538	$ -	$ -
Consumer Staples	3,889,179	3,889,179	-	-
Energy	2,531,426	2,531,426	-	-
Financials	11,132,364	11,016,864	115,500	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 6,065,933	$ 6,065,933	$ -	$ -
Industrials	5,531,887	5,531,887	-	-
Information Technology	12,991,914	12,991,914	-	-
Materials	4,038,526	4,038,526	-	-
Telecommunication Services	1,280,796	1,280,796	-	-
Money Market Funds	3,879,443	3,879,443	-	-
Total Investments in Securities	$ 63,529,006	$ 63,413,506	$ 115,500	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 670,000
Total Realized Gain (Loss)	433,269
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(1,103,269)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.4%
Belgium	2.1%
Liberia	2.0%
China	1.6%
Switzerland	1.2%
Bailiwick of Guernsey	1.1%
United Kingdom	1.0%
Cayman Islands	1.0%
Brazil	1.0%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $46,052,565 of which $39,146,680 and $6,905,885 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $3,588,094) - See accompanying schedule: Unaffiliated issuers (cost $53,556,283)	$ 59,649,563
Fidelity Central Funds (cost $3,879,443)	3,879,443
Total Investments (cost $57,435,726)		$ 63,529,006
Receivable for investments sold		1,952,408
Receivable for fund shares sold		37,898
Dividends receivable		70,217
Distributions receivable from Fidelity Central Funds		636
Prepaid expenses		338
Receivable from investment adviser for expense reductions		13,652
Other receivables		4,237
Total assets		65,608,392

Liabilities
Payable for investments purchased	$ 1,505,166
Payable for fund shares redeemed	49,779
Accrued management fee	27,927
Distribution fees payable	25,166
Other affiliated payables	19,181
Other payables and accrued expenses	41,424
Collateral on securities loaned, at value	3,654,825
Total liabilities		5,323,468

Net Assets		$ 60,284,924
Net Assets consist of:
Paid in capital		$ 101,111,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,920,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,093,779
Net Assets		$ 60,284,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,000,492 ÷ 3,085,296 shares)	$ 7.78

Maximum offering price per share (100/94.25 of $7.78)	$ 8.25
Class T: Net Asset Value and redemption price per share ($16,328,980 ÷ 2,150,931 shares)	$ 7.59

Maximum offering price per share (100/96.50 of $7.59)	$ 7.87
Class B: Net Asset Value and offering price per share ($5,805,243 ÷ 795,405 shares)A	$ 7.30

Class C: Net Asset Value and offering price per share ($10,391,258 ÷ 1,433,641 shares)A	$ 7.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,758,951 ÷ 468,139 shares)	$ 8.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009
Investment Income
Dividends		$ 698,020
Interest		21
Income from Fidelity Central Funds		41,869
Total income		739,910

Expenses
Management fee	$ 323,484
Transfer agent fees	194,323
Distribution fees	283,823
Accounting and security lending fees	22,846
Custodian fees and expenses	37,861
Independent trustees' compensation	417
Registration fees	54,498
Audit	53,041
Legal	314
Miscellaneous	903
Total expenses before reductions	971,510
Expense reductions	(129,165)	842,345
Net investment income (loss)		(102,435)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,792,850
Foreign currency transactions	(84,903)
Futures contracts	(58,622)
Total net realized gain (loss)		2,649,325
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $265)	16,117,834
Assets and liabilities in foreign currencies	3,220
Total change in net unrealized appreciation (depreciation)		16,121,054
Net gain (loss)		18,770,379
Net increase (decrease) in net assets resulting from operations		$ 18,667,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,435)	$ (356,567)
Net realized gain (loss)	2,649,325	(48,748,528)
Change in net unrealized appreciation (depreciation)	16,121,054	(16,653,328)
Net increase (decrease) in net assets resulting from operations	18,667,944	(65,758,423)
Distributions to shareholders from net realized gain	-	(12,601,645)
Share transactions - net increase (decrease)	(15,021,084)	(10,106,719)
Total increase (decrease) in net assets	3,646,860	(88,466,787)

Net Assets
Beginning of period	56,638,064	145,104,851
End of period	$ 60,284,924	$ 56,638,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.62	$ 12.63	$ 13.19	$ 12.18	$ 10.77
Income from Investment Operations
Net investment income (loss) C	- H	(.01)	(.05)	.01 F	(.05)
Net realized and unrealized gain (loss)	2.16	(5.89)	1.67	1.23	1.46
Total from investment operations	2.16	(5.90)	1.62	1.24	1.41
Distributions from net realized gain	-	(1.11)	(2.18)	(.23)	-
Net asset value, end of period	$ 7.78	$ 5.62	$ 12.63	$ 13.19	$ 12.18
Total Return A,B	38.43%	(51.19)%	14.48%	10.28%	13.09%
Ratios to Average Net Assets D,G
Expenses before reductions	1.44%	1.33%	1.26%	1.33%	1.40%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.28%
Expenses net of all reductions	1.22%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.07%	(.07)%	(.40)%	.11% F	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,000	$ 24,471	$ 60,112	$ 39,182	$ 20,556
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.50	$ 12.37	$ 12.95	$ 11.99	$ 10.64
Income from Investment Operations
Net investment income (loss) C	(.01)	(.03)	(.08)	(.02) F	(.08)
Net realized and unrealized gain (loss)	2.10	(5.78)	1.65	1.21	1.43
Total from investment operations	2.09	(5.81)	1.57	1.19	1.35
Distributions from net realized gain	-	(1.06)	(2.15)	(.23)	-
Net asset value, end of period	$ 7.59	$ 5.50	$ 12.37	$ 12.95	$ 11.99
Total Return A,B	38.00%	(51.31)%	14.23%	10.02%	12.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.60%	1.54%	1.62%	1.68%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.54%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.49%	1.50%
Net investment income (loss)	(.18)%	(.33)%	(.65)%	(.13)% F	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,329	$ 13,689	$ 34,913	$ 31,313	$ 26,484
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.31	$ 11.96	$ 12.58	$ 11.71	$ 10.45
Income from Investment Operations
Net investment income (loss) C	(.04)	(.08)	(.13)	(.08) F	(.13)
Net realized and unrealized gain (loss)	2.03	(5.59)	1.59	1.18	1.39
Total from investment operations	1.99	(5.67)	1.46	1.10	1.26
Distributions from net realized gain	-	(.98)	(2.08)	(.23)	-
Net asset value, end of period	$ 7.30	$ 5.31	$ 11.96	$ 12.58	$ 11.71
Total Return A,B	37.48%	(51.59)%	13.65%	9.48%	12.06%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.09%	2.02%	2.10%	2.16%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	1.97%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.68)%	(.83)%	(1.14)%	(.63)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,805	$ 5,968	$ 17,301	$ 19,257	$ 19,056
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.27	$ 11.92	$ 12.58	$ 11.71	$ 10.45
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.13)	(.08) F	(.13)
Net realized and unrealized gain (loss)	2.02	(5.56)	1.58	1.18	1.39
Total from investment operations	1.98	(5.63)	1.45	1.10	1.26
Distributions from net realized gain	-	(1.02)	(2.11)	(.23)	-
Net asset value, end of period	$ 7.25	$ 5.27	$ 11.92	$ 12.58	$ 11.71
Total Return A,B	37.57%	(51.60)%	13.61%	9.48%	12.06%
Ratios to Average Net Assets D,G
Expenses before reductions	2.19%	2.09%	2.01%	2.09%	2.15%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.04%
Expenses net of all reductions	1.97%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.68)%	(.83)%	(1.15)%	(.63)% F	(1.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,391	$ 9,320	$ 23,503	$ 17,132	$ 12,016
Portfolio turnover rate E	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 12.98	$ 13.49	$ 12.41	$ 10.96
Income from Investment Operations
Net investment income (loss) B	.02	.02	(.01)	.05 E	(.02)
Net realized and unrealized gain (loss)	2.22	(6.06)	1.71	1.26	1.47
Total from investment operations	2.24	(6.04)	1.70	1.31	1.45
Distributions from net realized gain	-	(1.15)	(2.21)	(.23)	-
Net asset value, end of period	$ 8.03	$ 5.79	$ 12.98	$ 13.49	$ 12.41
Total Return A	38.69%	(51.03)%	14.84%	10.66%	13.23%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.02%	.95%	.95%	.98%
Expenses net of fee waivers, if any	1.00%	1.00%	.95%	.95%	.98%
Expenses net of all reductions	.97%	.98%	.94%	.94%	.93%
Net investment income (loss)	.31%	.19%	(.10)%	.42% E	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,759	$ 3,190	$ 9,277	$ 3,443	$ 1,408
Portfolio turnover rate D	349%	291%	145%	226%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,609,393
Gross unrealized depreciation	(1,459,581)
Net unrealized appreciation (depreciation)	$ 5,149,812

Tax Cost	$ 58,379,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 76,015
Capital loss carryforward	$ (46,052,565)
Net unrealized appreciation (depreciation)	$ 5,150,311

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ -	$ 12,130,470
Long-term Capital Gains	-	471,175
Total	$ -	$ 12,601,645

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (58,622)	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ (58,622)	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(58,622) for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $197,146,681 and $209,665,516, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,175	$ 1,047
Class T	.25%	.25%	73,354	755
Class B	.75%	.25%	55,975	42,106
Class C	.75%	.25%	93,319	5,937
			$ 283,823	$ 49,845

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,546
Class T	4,044
Class B*	12,184
Class C*	450
$ 21,224

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,116.34
Class T	52,557.36
Class B	18,782.34
Class C	31,245.33
Institutional Class	9,623.28
	$ 194,323

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,217 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $304 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

9. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $35,237.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 47,318
Class T	1.50%	31,620
Class B	2.00%	10,900
Class C	2.00%	18,072
Institutional Class	1.00%	4,791
		$ 112,701

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,464 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net realized gain
Class A	$ -	$ 5,353,741
Class T	-	3,014,589
Class B	-	1,409,671
Class C	-	2,014,549
Institutional Class	-	809,095
Total	$ -	$ 12,601,645

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	661,219	1,411,212	$ 4,116,361	$ 13,818,196
Reinvestment of distributions	-	446,592	-	5,094,634
Shares redeemed	(1,930,880)	(2,260,921)	(12,641,208)	(20,967,819)
Net increase (decrease)	(1,269,661)	(403,117)	$ (8,524,847)	$ (2,054,989)
Class T
Shares sold	373,877	463,166	$ 2,297,750	$ 4,478,610
Reinvestment of distributions	-	261,133	-	2,921,480
Shares redeemed	(713,016)	(1,056,672)	(4,474,519)	(9,735,307)
Net increase (decrease)	(339,139)	(332,373)	$ (2,176,769)	$ (2,335,217)
Class B
Shares sold	70,153	119,288	$ 414,724	$ 1,097,766
Reinvestment of distributions	-	118,591	-	1,288,755
Shares redeemed	(398,374)	(560,990)	(2,321,552)	(5,163,379)
Net increase (decrease)	(328,221)	(323,111)	$ (1,906,828)	$ (2,776,858)
Class C
Shares sold	139,760	300,599	$ 818,370	$ 2,781,913
Reinvestment of distributions	-	168,216	-	1,814,641
Shares redeemed	(472,981)	(673,078)	(2,686,497)	(6,022,862)
Net increase (decrease)	(333,221)	(204,263)	$ (1,868,127)	$ (1,426,308)
Institutional Class
Shares sold	113,544	229,675	$ 720,261	$ 2,314,454
Reinvestment of distributions	-	62,441	-	731,704
Shares redeemed	(196,824)	(455,193)	(1,264,774)	(4,559,505)
Net increase (decrease)	(83,280)	(163,077)	$ (544,513)	$ (1,513,347)

Annual Report

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Fifty voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class I	12/14/09	12/11/09	$0.052

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Fifty Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIFI-UANN-0110
1.786686.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Growth & Income
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.83%	-1.27%	-1.66%
Class T (incl. 3.50% sales charge)	19.24%	-1.02%	-1.66%
Class B (incl. contingent deferred sales charge) A	17.98%	-1.23%	-1.60%
Class C (incl. contingent deferred sales charge) B	22.10%	-0.82%	-1.80%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund: During the year, the fund's Class A, Class T, Class B and Class C shares rose 23.96%, 23.57%, 22.98% and 23.10%, respectively (excluding sales charges), trailing the S&P 500. Overall stock selection hurt results, offsetting the positive effects of market selection, including overweightings in the consumer discretionary and technology sectors. I had emphasized stocks of fundamentally sound corporations with more-consistent earnings, but the market surge of the period's final nine months tended to be led by smaller, more-cyclical companies that had been selling at lower prices. An underweighting in IBM was the biggest individual detractor, as the tech giant's diversified business mix helped it outperform in a volatile environment. I overweighted Wal-Mart, but the retailer underperformed more-cyclical companies during the market rally. Swiss reinsurance company ACE Ltd. also hurt, as did insurer AFLAC and UAL - the parent of United Airlines. ACE and UAL were out-of-benchmark positions. Not owning oil giant Chevron and underweighting GE, AT&T and Procter & Gamble - all major components of the index - benefited results, as these names trailed the market. Among stocks I emphasized, investment bank Morgan Stanley was a standout. Its share price appreciated substantially in the market rebound.

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund: During the year, the fund's Institutional Class shares rose 24.36%, trailing the S&P 500. Overall stock selection hurt results, offsetting the positive effects of market selection, including overweightings in the consumer discretionary and technology sectors. I had emphasized stocks of fundamentally sound corporations with more consistent earnings, but the market surge of the period's final nine months tended to be led by smaller, more cyclical companies that had been selling at lower relative prices. An underweighting in IBM was the biggest individual detractor, as the tech giant's diversified business mix helped it outperform in a volatile environment. I overweighted Wal-Mart, but the retailer underperformed more-cyclical companies during the market rally. Swiss reinsurance company ACE Ltd. also hurt, as did insurer AFLAC and UAL - the parent of United Airlines. ACE and UAL were out-of-benchmark positions. Not owning oil giant Chevron and underweighting General Electric, AT&T and Procter & Gamble - all major components of the index - benefited results, as these names trailed the market. Among stocks I emphasized, investment bank Morgan Stanley was a standout. Its share price appreciated substantially in the market rally.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.09%
Actual		$ 1,000.00	$ 1,165.20	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,019.60	$ 5.52
Class T	1.34%
Actual		$ 1,000.00	$ 1,163.80	$ 7.27
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.78
Class B	1.86%
Actual		$ 1,000.00	$ 1,161.10	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40
Class C	1.84%
Actual		$ 1,000.00	$ 1,161.20	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,015.84	$ 9.30
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,167.20	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.6	3.5
Microsoft Corp.	2.5	2.6
Google, Inc. Class A	2.4	2.0
Apple, Inc.	2.3	1.8
JPMorgan Chase & Co.	2.2	2.0
Cisco Systems, Inc.	2.0	1.6
Hewlett-Packard Co.	2.0	1.3
Pfizer, Inc.	1.9	1.3
Applied Materials, Inc.	1.9	2.0
Bank of America Corp.	1.6	1.1
	22.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	21.6
Financials	16.1	16.7
Health Care	13.2	13.3
Consumer Discretionary	11.4	10.7
Energy	10.9	12.1
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 97.4%		Stocks and Equity Futures 97.5%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	7.6%	** Foreign investments	8.5%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.0%
Fuel Systems Solutions, Inc. (a)	6,600	$ 318
Johnson Controls, Inc.	258,209	6,985
Tenneco, Inc. (a)	85,700	1,236
The Goodyear Tire & Rubber Co. (a)	461,190	6,323
		14,862
Automobiles - 0.7%
Ford Motor Co. (a)	385,900	3,431
Harley-Davidson, Inc.	175,400	5,111
Toyota Motor Corp. sponsored ADR	35,800	2,812
		11,354
Hotels, Restaurants & Leisure - 1.3%
Buffalo Wild Wings, Inc. (a)(c)	97,589	3,898
Carnival Corp. unit	80,900	2,591
Darden Restaurants, Inc.	151,600	4,765
Marriott International, Inc. Class A (c)	45,733	1,176
MGM Mirage, Inc. (a)(c)	231,500	2,447
Sonic Corp. (a)	79,500	766
Starbucks Corp. (a)	190,250	4,166
		19,809
Household Durables - 1.0%
D.R. Horton, Inc.	101,700	1,045
Ethan Allen Interiors, Inc.	46,470	540
Newell Rubbermaid, Inc.	170,600	2,475
Toll Brothers, Inc. (a)	353,500	6,890
Whirlpool Corp.	68,900	5,110
		16,060
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	32,700	4,444
Media - 2.4%
Comcast Corp. Class A (special) (non-vtg.)	341,600	4,717
DIRECTV (a)	127,500	4,033
Lamar Advertising Co. Class A (a)	64,700	1,791
McGraw-Hill Companies, Inc.	155,300	4,653
Scripps Networks Interactive, Inc. Class A	36,100	1,428
The Walt Disney Co.	462,422	13,974
Time Warner, Inc.	243,433	7,478
		38,074
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.1%
Kohl's Corp. (a)	72,900	$ 3,874
Target Corp.	295,900	13,777
		17,651
Specialty Retail - 3.3%
Best Buy Co., Inc.	74,919	3,209
Lowe's Companies, Inc.	917,400	20,008
PetSmart, Inc.	12,522	322
RadioShack Corp.	119,115	2,247
Sherwin-Williams Co.	40,300	2,452
Staples, Inc.	641,198	14,953
Tiffany & Co., Inc.	52,700	2,249
TJX Companies, Inc.	150,800	5,788
		51,228
Textiles, Apparel & Luxury Goods - 0.3%
Polo Ralph Lauren Corp. Class A	56,955	4,377
TOTAL CONSUMER DISCRETIONARY		177,859
CONSUMER STAPLES - 7.1%
Beverages - 1.7%
Coca-Cola Enterprises, Inc.	137,900	2,710
Dr Pepper Snapple Group, Inc.	66,200	1,734
The Coca-Cola Co.	392,003	22,423
		26,867
Food & Staples Retailing - 2.6%
CVS Caremark Corp.	214,719	6,658
Wal-Mart Stores, Inc.	404,575	22,070
Walgreen Co.	282,700	10,994
		39,722
Food Products - 1.1%
Bunge Ltd.	52,600	3,256
Corn Products International, Inc.	67,700	1,898
Nestle SA (Reg.)	247,558	11,700
		16,854
Household Products - 0.5%
Colgate-Palmolive Co.	99,645	8,389
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Philip Morris International, Inc.	396,277	$ 19,057
TOTAL CONSUMER STAPLES		110,889
ENERGY - 10.9%
Energy Equipment & Services - 3.3%
Cameron International Corp. (a)	296,872	11,222
Halliburton Co.	493,100	14,477
Nabors Industries Ltd. (a)	189,100	3,905
Schlumberger Ltd.	292,200	18,669
Smith International, Inc.	28,200	766
Weatherford International Ltd. (a)	182,600	3,049
		52,088
Oil, Gas & Consumable Fuels - 7.6%
Anadarko Petroleum Corp.	112,000	6,667
Apache Corp.	71,080	6,773
Arch Coal, Inc.	140,100	2,922
Chesapeake Energy Corp.	29,975	717
EOG Resources, Inc.	30,618	2,648
Exxon Mobil Corp.	753,102	56,539
Occidental Petroleum Corp.	238,400	19,260
Peabody Energy Corp.	77,683	3,454
Petrohawk Energy Corp. (a)	93,100	2,080
Plains Exploration & Production Co. (a)	142,890	3,888
Range Resources Corp.	81,800	3,855
Southwestern Energy Co. (a)	141,600	6,225
Ultra Petroleum Corp. (a)	67,900	3,191
		118,219
TOTAL ENERGY		170,307
FINANCIALS - 16.1%
Capital Markets - 4.8%
Ameriprise Financial, Inc.	188,559	7,188
Charles Schwab Corp.	192,908	3,536
Goldman Sachs Group, Inc.	117,200	19,884
Janus Capital Group, Inc.	357,983	4,686
Jefferies Group, Inc. (a)	59,500	1,395
Morgan Stanley	345,900	10,924
Nomura Holdings, Inc.	188,300	1,353
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	496,402	$ 20,501
T. Rowe Price Group, Inc.	108,200	5,294
		74,761
Commercial Banks - 2.8%
East West Bancorp, Inc.	67,750	988
Huntington Bancshares, Inc.	198,300	758
KeyCorp	134,900	791
PNC Financial Services Group, Inc.	130,800	7,457
Synovus Financial Corp.	99,200	193
U.S. Bancorp, Delaware	385,811	9,310
Wells Fargo & Co.	838,959	23,524
		43,021
Consumer Finance - 0.9%
American Express Co.	196,500	8,220
Capital One Financial Corp.	91,200	3,498
Discover Financial Services	73,600	1,138
SLM Corp. (a)	144,000	1,580
		14,436
Diversified Financial Services - 4.2%
Bank of America Corp.	1,584,036	25,107
CME Group, Inc.	19,000	6,236
JPMorgan Chase & Co.	796,728	33,853
NBH Holdings Corp. Class A (a)(d)	39,100	821
		66,017
Insurance - 2.9%
ACE Ltd.	119,000	5,796
AFLAC, Inc.	12,900	594
Berkshire Hathaway, Inc. Class A (a)	111	11,167
Everest Re Group Ltd.	15,900	1,353
Hartford Financial Services Group, Inc.	123,200	3,013
Lincoln National Corp.	180,200	4,128
MBIA, Inc. (a)(c)	199,800	691
MetLife, Inc.	253,700	8,674
PartnerRe Ltd.	42,150	3,247
The Travelers Companies, Inc.	137,070	7,181
		45,844
Real Estate Investment Trusts - 0.3%
CBL & Associates Properties, Inc.	103,700	960
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	26,875	$ 1,953
SL Green Realty Corp.	33,700	1,497
		4,410
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	288,300	3,295
TOTAL FINANCIALS		251,784
HEALTH CARE - 13.2%
Biotechnology - 2.2%
Amgen, Inc. (a)	192,663	10,857
Biogen Idec, Inc. (a)	3,600	169
Celgene Corp. (a)	83,716	4,642
Cephalon, Inc. (a)(c)	40,500	2,225
Dendreon Corp. (a)(c)	56,500	1,545
Genzyme Corp. (a)	83,500	4,233
Gilead Sciences, Inc. (a)	70,432	3,243
MannKind Corp. (a)	47,400	344
PDL BioPharma, Inc.	406,975	2,645
Vertex Pharmaceuticals, Inc. (a)	115,300	4,476
		34,379
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	22,716	1,239
Covidien PLC	319,755	14,971
ev3, Inc. (a)	42,900	545
Hospira, Inc. (a)	79,200	3,718
ResMed, Inc. (a)	33,100	1,664
St. Jude Medical, Inc. (a)	69,477	2,551
		24,688
Health Care Providers & Services - 3.2%
Express Scripts, Inc. (a)	171,900	14,749
Henry Schein, Inc. (a)	214,295	10,642
Humana, Inc. (a)	50,000	2,076
Medco Health Solutions, Inc. (a)	167,500	10,579
UnitedHealth Group, Inc.	268,100	7,686
WellPoint, Inc. (a)	82,000	4,430
		50,162
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	92,500	2,675
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 6.0%
Abbott Laboratories	320,250	$ 17,450
Allergan, Inc.	70,000	4,069
Bristol-Myers Squibb Co.	53,855	1,363
Johnson & Johnson	236,783	14,879
Merck & Co., Inc.	548,516	19,862
Pfizer, Inc.	1,673,224	30,402
Roche Holding AG (participation certificate)	10,512	1,719
Teva Pharmaceutical Industries Ltd. sponsored ADR	65,300	3,447
		93,191
TOTAL HEALTH CARE		205,095
INDUSTRIALS - 8.2%
Aerospace & Defense - 1.9%
BE Aerospace, Inc. (a)	76,100	1,466
Honeywell International, Inc.	40,238	1,548
Lockheed Martin Corp.	3,253	251
Precision Castparts Corp.	41,600	4,313
United Technologies Corp.	331,600	22,297
		29,875
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	58,600	3,266
FedEx Corp.	43,500	3,674
		6,940
Airlines - 0.1%
Delta Air Lines, Inc. (a)	252,577	2,069
UAL Corp. (a)	3,960	31
		2,100
Building Products - 0.1%
Masco Corp.	127,800	1,736
Construction & Engineering - 0.0%
Orion Marine Group, Inc. (a)	26,100	483
Electrical Equipment - 0.2%
Alstom SA	2,100	147
Rockwell Automation, Inc.	35,400	1,540
SunPower Corp. Class B (a)	59,958	1,071
Vestas Wind Systems AS (a)	10,998	772
		3,530
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.4%
3M Co.	202,300	$ 15,666
General Electric Co.	185,283	2,968
McDermott International, Inc. (a)	2,931	61
Textron, Inc.	165,400	3,316
		22,011
Machinery - 1.8%
Caterpillar, Inc.	18,100	1,057
Cummins, Inc.	139,900	6,282
Danaher Corp.	93,100	6,603
Eaton Corp.	57,300	3,661
Ingersoll-Rand Co. Ltd.	271,700	9,610
Navistar International Corp. (a)	41,700	1,377
		28,590
Professional Services - 0.1%
Verisk Analytics, Inc.	39,400	1,060
Road & Rail - 1.8%
Avis Budget Group, Inc. (a)	106,600	1,039
CSX Corp.	247,200	11,737
Landstar System, Inc.	168,955	6,305
Union Pacific Corp.	140,789	8,906
		27,987
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	42,200	4,123
TOTAL INDUSTRIALS		128,435
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,370,200	32,063
Harris Corp.	62,800	2,757
Juniper Networks, Inc. (a)	189,855	4,961
Palm, Inc. (a)	79,300	865
QUALCOMM, Inc.	235,720	10,607
Research In Motion Ltd. (a)	52,900	3,062
		54,315
Computers & Peripherals - 5.4%
Apple, Inc. (a)	174,936	34,971
Dell, Inc. (a)	220,100	3,108
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.	636,950	$ 31,249
International Business Machines Corp.	116,000	14,657
		83,985
Electronic Equipment & Components - 1.2%
Agilent Technologies, Inc. (a)	216,812	6,270
Corning, Inc.	446,700	7,451
Tyco Electronics Ltd.	190,100	4,412
		18,133
Internet Software & Services - 3.2%
eBay, Inc. (a)	328,550	8,040
Google, Inc. Class A (a)	63,718	37,148
Move, Inc. (a)	1,092,673	1,683
Tencent Holdings Ltd.	65,800	1,217
Yahoo!, Inc. (a)	93,400	1,398
		49,486
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	159,200	6,994
MasterCard, Inc. Class A	23,200	5,588
Paychex, Inc.	111,500	3,496
Visa, Inc. Class A	130,550	10,575
		26,653
Semiconductors & Semiconductor Equipment - 4.5%
Altera Corp.	187,200	3,937
Applied Materials, Inc.	2,427,582	29,884
ARM Holdings PLC sponsored ADR	231,600	1,788
ASML Holding NV (NY Shares)	83,500	2,588
Broadcom Corp. Class A (a)	58,100	1,697
Intel Corp.	568,600	10,917
Lam Research Corp. (a)	306,600	10,421
MEMC Electronic Materials, Inc. (a)	261,000	3,142
Micron Technology, Inc. (a)	299,100	2,249
Xilinx, Inc.	200,300	4,535
		71,158
Software - 4.5%
Adobe Systems, Inc. (a)	152,081	5,335
BMC Software, Inc. (a)	80,000	3,098
Citrix Systems, Inc. (a)	74,000	2,825
Microsoft Corp.	1,344,753	39,549
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	848,269	$ 18,730
Red Hat, Inc. (a)	36,800	983
		70,520
TOTAL INFORMATION TECHNOLOGY		374,250
MATERIALS - 4.7%
Chemicals - 2.8%
Albemarle Corp.	155,115	5,235
Dow Chemical Co.	405,800	11,273
Ecolab, Inc.	91,954	4,130
FMC Corp.	81,072	4,539
Praxair, Inc.	159,600	13,092
The Mosaic Co.	109,500	5,962
		44,231
Construction Materials - 0.2%
Vulcan Materials Co. (c)	49,800	2,414
Metals & Mining - 1.7%
AngloGold Ashanti Ltd. sponsored ADR	84,900	3,739
ArcelorMittal SA (NY Shares) Class A (c)	126,100	4,952
Barrick Gold Corp.	196,700	8,360
Freeport-McMoRan Copper & Gold, Inc.	88,200	7,303
Nucor Corp.	64,800	2,748
		27,102
TOTAL MATERIALS		73,747
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	287,822	9,055
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	185,186	7,578
Sprint Nextel Corp. (a)	583,300	2,164
		9,742
TOTAL TELECOMMUNICATION SERVICES		18,797
UTILITIES - 0.6%
Electric Utilities - 0.3%
Exelon Corp.	91,300	4,399
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.3%
Constellation Energy Group, Inc.	129,000	$ 4,105
TOTAL UTILITIES		8,504
TOTAL COMMON STOCKS (Cost $1,342,678)		1,519,667
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.21% (e)	39,896,033	39,896
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	14,403,028	14,403
TOTAL MONEY MARKET FUNDS (Cost $54,299)		54,299
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,396,977)		1,573,966
NET OTHER ASSETS - (0.9)%		(14,028)
NET ASSETS - 100%		$ 1,559,938
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $821,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 368
Fidelity Securities Lending Cash Central Fund	506
Total	$ 874
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 177,859	$ 177,859	$ -	$ -
Consumer Staples	110,889	110,889	-	-
Energy	170,307	170,307	-	-
Financials	251,784	249,610	2,174	-
Health Care	205,095	205,095	-	-
Industrials	128,435	128,435	-	-
Information Technology	374,250	374,250	-	-
Materials	73,747	73,747	-	-
Telecommunication Services	18,797	18,797	-	-
Utilities	8,504	8,504	-	-
Money Market Funds	54,299	54,299	-	-
Total Investments in Securities:	$ 1,573,966	$ 1,571,792	$ 2,174	$ -
Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $407,679,000 of which $1,608,000, $215,020,000 and $191,051,000 will expire on November 30, 2015, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $14,025) - See accompanying schedule: Unaffiliated issuers (cost $1,342,678)	$ 1,519,667
Fidelity Central Funds (cost $54,299)	54,299
Total Investments (cost $1,396,977)		$ 1,573,966
Receivable for investments sold		5,138
Receivable for fund shares sold		330
Dividends receivable		3,449
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		8
Other receivables		13
Total assets		1,582,913

Liabilities
Payable for investments purchased	$ 5,398
Payable for fund shares redeemed	1,939
Accrued management fee	598
Distribution fees payable	214
Other affiliated payables	377
Other payables and accrued expenses	46
Collateral on securities loaned, at value	14,403
Total liabilities		22,975

Net Assets		$ 1,559,938
Net Assets consist of:
Paid in capital		$ 1,842,297
Undistributed net investment income		8,733
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(468,083)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,991
Net Assets		$ 1,559,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($252,351 ÷ 17,200.1 shares)	$ 14.67

Maximum offering price per share (100/94.25 of $14.67)	$ 15.56
Class T: Net Asset Value and redemption price per share ($200,579 ÷ 13,697.3 shares)	$ 14.64

Maximum offering price per share (100/96.50 of $14.64)	$ 15.17
Class B: Net Asset Value and offering price per share ($27,369 ÷ 1,936.9 shares)A	$ 14.13

Class C: Net Asset Value and offering price per share ($62,627 ÷ 4,436.7 shares)A	$ 14.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,017,012 ÷ 68,709.4 shares)	$ 14.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 21,835
Interest		9
Income from Fidelity Central Funds		874
Total income		22,718

Expenses
Management fee	$ 6,240
Transfer agent fees	3,823
Distribution fees	2,393
Accounting and security lending fees	473
Custodian fees and expenses	45
Independent trustees' compensation	9
Registration fees	66
Audit	59
Legal	6
Miscellaneous	29
Total expenses before reductions	13,143
Expense reductions	(58)	13,085
Net investment income (loss)		9,633
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(103,312)
Foreign currency transactions	5
Futures contracts	1,582
Total net realized gain (loss)		(101,725)
Change in net unrealized appreciation (depreciation) on: Investment securities	400,577
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		400,583
Net gain (loss)		298,858
Net increase (decrease) in net assets resulting from operations		$ 308,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,633	$ 12,016
Net realized gain (loss)	(101,725)	(343,935)
Change in net unrealized appreciation (depreciation)	400,583	(479,117)
Net increase (decrease) in net assets resulting from operations	308,491	(811,036)
Distributions to shareholders from net investment income	(13,218)	(7,345)
Distributions to shareholders from net realized gain	-	(88,912)
Total distributions	(13,218)	(96,257)
Share transactions - net increase (decrease)	17,878	386,639
Total increase (decrease) in net assets	313,151	(520,654)

Net Assets
Beginning of period	1,246,787	1,767,441
End of period (including undistributed net investment income of $8,733 and undistributed net investment income of $11,939, respectively)	$ 1,559,938	$ 1,246,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 21.84	$ 19.98	$ 17.94	$ 16.41
Income from Investment Operations
Net investment income (loss) C	.08	.12	.10	.09	.10
Net realized and unrealized gain (loss)	2.75	(8.82)	2.28	2.03	1.60
Total from investment operations	2.83	(8.70)	2.38	2.12	1.70
Distributions from net investment income	(.12)	(.09)	(.07)	(.08)	(.17)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.12)	(1.18) H	(.52)	(.08)	(.17)
Net asset value, end of period	$ 14.67	$ 11.96	$ 21.84	$ 19.98	$ 17.94
Total Return A, B	23.96%	(42.07)%	12.21%	11.83%	10.45%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.06%	1.04%	1.07%	1.10%
Expenses net of fee waivers, if any	1.09%	1.06%	1.04%	1.07%	1.10%
Expenses net of all reductions	1.08%	1.06%	1.04%	1.06%	1.05%
Net investment income (loss)	.60%	.67%	.47%	.49%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 252	$ 228	$ 309	$ 256	$ 182
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 21.70	$ 19.85	$ 17.80	$ 16.26
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.05	.06
Net realized and unrealized gain (loss)	2.75	(8.76)	2.26	2.02	1.60
Total from investment operations	2.79	(8.68)	2.31	2.07	1.66
Distributions from net investment income	(.05)	(.02)	(.01)	(.02)	(.12)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.05)	(1.12) H	(.46)	(.02)	(.12)
Net asset value, end of period	$ 14.64	$ 11.90	$ 21.70	$ 19.85	$ 17.80
Total Return A, B	23.57%	(42.16)%	11.88%	11.62%	10.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.28%	1.26%	1.28%	1.32%
Expenses net of fee waivers, if any	1.34%	1.28%	1.26%	1.28%	1.32%
Expenses net of all reductions	1.34%	1.28%	1.25%	1.27%	1.27%
Net investment income (loss)	.35%	.45%	.26%	.28%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 201	$ 204	$ 440	$ 505	$ 607
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.49	$ 21.02	$ 19.18	$ 17.28	$ 15.78
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.06)	(.05)	(.03)
Net realized and unrealized gain (loss)	2.66	(8.48)	2.20	1.95	1.55
Total from investment operations	2.64	(8.49)	2.14	1.90	1.52
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	(1.04)	(.30)	-	-
Total distributions	-	(1.04) H	(.30)	-	(.02)
Net asset value, end of period	$ 14.13	$ 11.49	$ 21.02	$ 19.18	$ 17.28
Total Return A, B	22.98%	(42.48)%	11.30%	11.00%	9.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.85%	1.81%	1.81%	1.85%	1.87%
Expenses net of fee waivers, if any	1.85%	1.81%	1.81%	1.85%	1.87%
Expenses net of all reductions	1.84%	1.81%	1.81%	1.84%	1.83%
Net investment income (loss)	(.16)%	(.08)%	(.30)%	(.29)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 31	$ 84	$ 140	$ 231
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.035 per share is comprised of distributions from net realized gain of $1.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 20.99	$ 19.21	$ 17.30	$ 15.81
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.05)	(.04)	(.02)
Net realized and unrealized gain (loss)	2.67	(8.47)	2.20	1.95	1.54
Total from investment operations	2.65	(8.48)	2.15	1.91	1.52
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	(1.04)	(.37)	-	-
Total distributions	-	(1.04) H	(.37)	-	(.03)
Net asset value, end of period	$ 14.12	$ 11.47	$ 20.99	$ 19.21	$ 17.30
Total Return A, B	23.10%	(42.49)%	11.38%	11.04%	9.63%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	1.79%	1.77%	1.80%	1.84%
Expenses net of fee waivers, if any	1.84%	1.79%	1.77%	1.80%	1.84%
Expenses net of all reductions	1.83%	1.78%	1.76%	1.78%	1.79%
Net investment income (loss)	(.15)%	(.05)%	(.25)%	(.23)%	(.15)%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 59	$ 121	$ 123	$ 136
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.035 per share is comprised of distributions from net realized gain of $1.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 22.03	$ 20.15	$ 18.09	$ 16.54
Income from Investment Operations
Net investment income (loss) B	.12	.18	.17	.16	.16
Net realized and unrealized gain (loss)	2.78	(8.89)	2.29	2.04	1.62
Total from investment operations	2.90	(8.71)	2.46	2.20	1.78
Distributions from net investment income	(.17)	(.15)	(.13)	(.14)	(.23)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.17)	(1.25) G	(.58)	(.14)	(.23)
Net asset value, end of period	$ 14.80	$ 12.07	$ 22.03	$ 20.15	$ 18.09
Total Return A	24.36%	(41.88)%	12.53%	12.22%	10.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.74%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.77%	.74%	.72%	.73%	.74%
Expenses net of all reductions	.77%	.73%	.72%	.72%	.69%
Net investment income (loss)	.92%	1.00%	.79%	.83%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 1,017	$ 725	$ 814	$ 537	$ 476
Portfolio turnover rate D	117%	124% F	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 203,485
Gross unrealized depreciation	(86,906)
Net unrealized appreciation (depreciation)	$ 116,579

Tax Cost	$ 1,457,387

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,739
Capital loss carryforward	$ (407,679)
Net unrealized appreciation (depreciation)	$ 116,581

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 13,218	$ 11,853
Long-term Capital Gains	-	84,404
Total	$ 13,218	$ 96,257

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Funds' strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Futures Contracts - continued

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,582	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,582	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,582 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,533,245 and $1,504,892, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 571	$ 8
Class T	.25%	.25%	969	8
Class B	.75%	.25%	276	207
Class C	.75%	.25%	577	21
			$ 2,393	$ 244

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21
Class T	16
Class B*	59
Class C*	2
$ 98

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 742.33
Class T	640.33
Class B	92.34
Class C	187.32
Institutional Class	2,162.26
	$ 3,823

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $506.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $58 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 2,328	$ 1,208
Class T	867	402
Institutional Class	10,023	5,735
Total	$ 13,218	$ 7,345
From net realized gain
Class A	$ -	$ 15,661
Class T	-	22,116
Class B	-	4,058
Class C	-	5,957
Institutional Class	-	41,120
Total	$ -	$ 88,912

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	3,053	3,687	$ 37,608	$ 66,710
Issued in exchange for shares of Capital One Capital Appreciation Fund	-	4,640	-	48,759
Reinvestment of distributions	156	747	1,807	15,334
Shares redeemed	(5,053)	(4,165)	(62,728)	(72,103)
Net increase (decrease)	(1,844)	4,909	$ (23,313)	$ 58,700
Class T
Shares sold	1,574	2,026	$ 19,285	$ 35,908
Reinvestment of distributions	71	1,054	822	21,562
Shares redeemed	(5,080)	(6,209)	(63,531)	(109,469)
Net increase (decrease)	(3,435)	(3,129)	$ (43,424)	$ (51,999)
Class B
Shares sold	241	288	$ 2,853	$ 4,960
Reinvestment of distributions	-	184	-	3,659
Shares redeemed	(1,028)	(1,721)	(12,134)	(29,818)
Net increase (decrease)	(787)	(1,249)	$ (9,281)	$ (21,199)
Class C
Shares sold	466	504	$ 5,478	$ 8,441
Reinvestment of distributions	-	258	-	5,118
Shares redeemed	(1,197)	(1,367)	(13,956)	(22,602)
Net increase (decrease)	(731)	(605)	$ (8,478)	$ (9,043)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Institutional Class
Shares sold	15,746	25,189	$ 192,645	$ 441,231
Reinvestment of distributions	858	2,248	9,982	46,431
Shares redeemed	(7,916)	(4,379)	(100,253)	(77,482)
Net increase (decrease)	8,688	23,058	$ 102,374	$ 410,180

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 50% of the total outstanding shares of the Fund.

13. Merger Information.

On November 21, 2008, the Fund acquired all of the assets and assumed all of the liabilities (other than any deferred, accrued or prepaid expenses) of Capital One Capital Appreciation Fund pursuant to an agreement and plan of reorganization approved by the Board of Trustees on June 19, 2008. The acquisition was accomplished by an exchange of 4,640 shares of Class A of the Fund for 5,983 and 231 shares then outstanding of Class A and Class B (valued at $7.99 and $7.16, per share for Class A and Class B, respectively) of the Capital One Capital Appreciation Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Capital One Capital Appreciation Fund's net assets, including $702 of unrealized appreciation, were combined with the Fund's net assets of $1,060,685 for total net assets after the acquisition of $1,110,146.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Growth & Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAI-UANN-0110
1.786687.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Growth & Income
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	24.36%	0.24%	-0.75%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund: During the year, the fund's Class A, Class T, Class B and Class C shares rose 23.96%, 23.57%, 22.98% and 23.10%, respectively (excluding sales charges), trailing the S&P 500. Overall stock selection hurt results, offsetting the positive effects of market selection, including overweightings in the consumer discretionary and technology sectors. I had emphasized stocks of fundamentally sound corporations with more-consistent earnings, but the market surge of the period's final nine months tended to be led by smaller, more-cyclical companies that had been selling at lower prices. An underweighting in IBM was the biggest individual detractor, as the tech giant's diversified business mix helped it outperform in a volatile environment. I overweighted Wal-Mart, but the retailer underperformed more-cyclical companies during the market rally. Swiss reinsurance company ACE Ltd. also hurt, as did insurer AFLAC and UAL - the parent of United Airlines. ACE and UAL were out-of-benchmark positions. Not owning oil giant Chevron and underweighting GE, AT&T and Procter & Gamble - all major components of the index - benefited results, as these names trailed the market. Among stocks I emphasized, investment bank Morgan Stanley was a standout. Its share price appreciated substantially in the market rebound.

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund: During the year, the fund's Institutional Class shares rose 24.36%, trailing the S&P 500. Overall stock selection hurt results, offsetting the positive effects of market selection, including overweightings in the consumer discretionary and technology sectors. I had emphasized stocks of fundamentally sound corporations with more consistent earnings, but the market surge of the period's final nine months tended to be led by smaller, more cyclical companies that had been selling at lower relative prices. An underweighting in IBM was the biggest individual detractor, as the tech giant's diversified business mix helped it outperform in a volatile environment. I overweighted Wal-Mart, but the retailer underperformed more-cyclical companies during the market rally. Swiss reinsurance company ACE Ltd. also hurt, as did insurer AFLAC and UAL - the parent of United Airlines. ACE and UAL were out-of-benchmark positions. Not owning oil giant Chevron and underweighting General Electric, AT&T and Procter & Gamble - all major components of the index - benefited results, as these names trailed the market. Among stocks I emphasized, investment bank Morgan Stanley was a standout. Its share price appreciated substantially in the market rally.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.09%
Actual		$ 1,000.00	$ 1,165.20	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,019.60	$ 5.52
Class T	1.34%
Actual		$ 1,000.00	$ 1,163.80	$ 7.27
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.78
Class B	1.86%
Actual		$ 1,000.00	$ 1,161.10	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.74	$ 9.40
Class C	1.84%
Actual		$ 1,000.00	$ 1,161.20	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,015.84	$ 9.30
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,167.20	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.6	3.5
Microsoft Corp.	2.5	2.6
Google, Inc. Class A	2.4	2.0
Apple, Inc.	2.3	1.8
JPMorgan Chase & Co.	2.2	2.0
Cisco Systems, Inc.	2.0	1.6
Hewlett-Packard Co.	2.0	1.3
Pfizer, Inc.	1.9	1.3
Applied Materials, Inc.	1.9	2.0
Bank of America Corp.	1.6	1.1
	22.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	21.6
Financials	16.1	16.7
Health Care	13.2	13.3
Consumer Discretionary	11.4	10.7
Energy	10.9	12.1
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 97.4%		Stocks and Equity Futures 97.5%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	7.6%	** Foreign investments	8.5%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.0%
Fuel Systems Solutions, Inc. (a)	6,600	$ 318
Johnson Controls, Inc.	258,209	6,985
Tenneco, Inc. (a)	85,700	1,236
The Goodyear Tire & Rubber Co. (a)	461,190	6,323
		14,862
Automobiles - 0.7%
Ford Motor Co. (a)	385,900	3,431
Harley-Davidson, Inc.	175,400	5,111
Toyota Motor Corp. sponsored ADR	35,800	2,812
		11,354
Hotels, Restaurants & Leisure - 1.3%
Buffalo Wild Wings, Inc. (a)(c)	97,589	3,898
Carnival Corp. unit	80,900	2,591
Darden Restaurants, Inc.	151,600	4,765
Marriott International, Inc. Class A (c)	45,733	1,176
MGM Mirage, Inc. (a)(c)	231,500	2,447
Sonic Corp. (a)	79,500	766
Starbucks Corp. (a)	190,250	4,166
		19,809
Household Durables - 1.0%
D.R. Horton, Inc.	101,700	1,045
Ethan Allen Interiors, Inc.	46,470	540
Newell Rubbermaid, Inc.	170,600	2,475
Toll Brothers, Inc. (a)	353,500	6,890
Whirlpool Corp.	68,900	5,110
		16,060
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	32,700	4,444
Media - 2.4%
Comcast Corp. Class A (special) (non-vtg.)	341,600	4,717
DIRECTV (a)	127,500	4,033
Lamar Advertising Co. Class A (a)	64,700	1,791
McGraw-Hill Companies, Inc.	155,300	4,653
Scripps Networks Interactive, Inc. Class A	36,100	1,428
The Walt Disney Co.	462,422	13,974
Time Warner, Inc.	243,433	7,478
		38,074
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.1%
Kohl's Corp. (a)	72,900	$ 3,874
Target Corp.	295,900	13,777
		17,651
Specialty Retail - 3.3%
Best Buy Co., Inc.	74,919	3,209
Lowe's Companies, Inc.	917,400	20,008
PetSmart, Inc.	12,522	322
RadioShack Corp.	119,115	2,247
Sherwin-Williams Co.	40,300	2,452
Staples, Inc.	641,198	14,953
Tiffany & Co., Inc.	52,700	2,249
TJX Companies, Inc.	150,800	5,788
		51,228
Textiles, Apparel & Luxury Goods - 0.3%
Polo Ralph Lauren Corp. Class A	56,955	4,377
TOTAL CONSUMER DISCRETIONARY		177,859
CONSUMER STAPLES - 7.1%
Beverages - 1.7%
Coca-Cola Enterprises, Inc.	137,900	2,710
Dr Pepper Snapple Group, Inc.	66,200	1,734
The Coca-Cola Co.	392,003	22,423
		26,867
Food & Staples Retailing - 2.6%
CVS Caremark Corp.	214,719	6,658
Wal-Mart Stores, Inc.	404,575	22,070
Walgreen Co.	282,700	10,994
		39,722
Food Products - 1.1%
Bunge Ltd.	52,600	3,256
Corn Products International, Inc.	67,700	1,898
Nestle SA (Reg.)	247,558	11,700
		16,854
Household Products - 0.5%
Colgate-Palmolive Co.	99,645	8,389
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Philip Morris International, Inc.	396,277	$ 19,057
TOTAL CONSUMER STAPLES		110,889
ENERGY - 10.9%
Energy Equipment & Services - 3.3%
Cameron International Corp. (a)	296,872	11,222
Halliburton Co.	493,100	14,477
Nabors Industries Ltd. (a)	189,100	3,905
Schlumberger Ltd.	292,200	18,669
Smith International, Inc.	28,200	766
Weatherford International Ltd. (a)	182,600	3,049
		52,088
Oil, Gas & Consumable Fuels - 7.6%
Anadarko Petroleum Corp.	112,000	6,667
Apache Corp.	71,080	6,773
Arch Coal, Inc.	140,100	2,922
Chesapeake Energy Corp.	29,975	717
EOG Resources, Inc.	30,618	2,648
Exxon Mobil Corp.	753,102	56,539
Occidental Petroleum Corp.	238,400	19,260
Peabody Energy Corp.	77,683	3,454
Petrohawk Energy Corp. (a)	93,100	2,080
Plains Exploration & Production Co. (a)	142,890	3,888
Range Resources Corp.	81,800	3,855
Southwestern Energy Co. (a)	141,600	6,225
Ultra Petroleum Corp. (a)	67,900	3,191
		118,219
TOTAL ENERGY		170,307
FINANCIALS - 16.1%
Capital Markets - 4.8%
Ameriprise Financial, Inc.	188,559	7,188
Charles Schwab Corp.	192,908	3,536
Goldman Sachs Group, Inc.	117,200	19,884
Janus Capital Group, Inc.	357,983	4,686
Jefferies Group, Inc. (a)	59,500	1,395
Morgan Stanley	345,900	10,924
Nomura Holdings, Inc.	188,300	1,353
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	496,402	$ 20,501
T. Rowe Price Group, Inc.	108,200	5,294
		74,761
Commercial Banks - 2.8%
East West Bancorp, Inc.	67,750	988
Huntington Bancshares, Inc.	198,300	758
KeyCorp	134,900	791
PNC Financial Services Group, Inc.	130,800	7,457
Synovus Financial Corp.	99,200	193
U.S. Bancorp, Delaware	385,811	9,310
Wells Fargo & Co.	838,959	23,524
		43,021
Consumer Finance - 0.9%
American Express Co.	196,500	8,220
Capital One Financial Corp.	91,200	3,498
Discover Financial Services	73,600	1,138
SLM Corp. (a)	144,000	1,580
		14,436
Diversified Financial Services - 4.2%
Bank of America Corp.	1,584,036	25,107
CME Group, Inc.	19,000	6,236
JPMorgan Chase & Co.	796,728	33,853
NBH Holdings Corp. Class A (a)(d)	39,100	821
		66,017
Insurance - 2.9%
ACE Ltd.	119,000	5,796
AFLAC, Inc.	12,900	594
Berkshire Hathaway, Inc. Class A (a)	111	11,167
Everest Re Group Ltd.	15,900	1,353
Hartford Financial Services Group, Inc.	123,200	3,013
Lincoln National Corp.	180,200	4,128
MBIA, Inc. (a)(c)	199,800	691
MetLife, Inc.	253,700	8,674
PartnerRe Ltd.	42,150	3,247
The Travelers Companies, Inc.	137,070	7,181
		45,844
Real Estate Investment Trusts - 0.3%
CBL & Associates Properties, Inc.	103,700	960
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	26,875	$ 1,953
SL Green Realty Corp.	33,700	1,497
		4,410
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	288,300	3,295
TOTAL FINANCIALS		251,784
HEALTH CARE - 13.2%
Biotechnology - 2.2%
Amgen, Inc. (a)	192,663	10,857
Biogen Idec, Inc. (a)	3,600	169
Celgene Corp. (a)	83,716	4,642
Cephalon, Inc. (a)(c)	40,500	2,225
Dendreon Corp. (a)(c)	56,500	1,545
Genzyme Corp. (a)	83,500	4,233
Gilead Sciences, Inc. (a)	70,432	3,243
MannKind Corp. (a)	47,400	344
PDL BioPharma, Inc.	406,975	2,645
Vertex Pharmaceuticals, Inc. (a)	115,300	4,476
		34,379
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	22,716	1,239
Covidien PLC	319,755	14,971
ev3, Inc. (a)	42,900	545
Hospira, Inc. (a)	79,200	3,718
ResMed, Inc. (a)	33,100	1,664
St. Jude Medical, Inc. (a)	69,477	2,551
		24,688
Health Care Providers & Services - 3.2%
Express Scripts, Inc. (a)	171,900	14,749
Henry Schein, Inc. (a)	214,295	10,642
Humana, Inc. (a)	50,000	2,076
Medco Health Solutions, Inc. (a)	167,500	10,579
UnitedHealth Group, Inc.	268,100	7,686
WellPoint, Inc. (a)	82,000	4,430
		50,162
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	92,500	2,675
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 6.0%
Abbott Laboratories	320,250	$ 17,450
Allergan, Inc.	70,000	4,069
Bristol-Myers Squibb Co.	53,855	1,363
Johnson & Johnson	236,783	14,879
Merck & Co., Inc.	548,516	19,862
Pfizer, Inc.	1,673,224	30,402
Roche Holding AG (participation certificate)	10,512	1,719
Teva Pharmaceutical Industries Ltd. sponsored ADR	65,300	3,447
		93,191
TOTAL HEALTH CARE		205,095
INDUSTRIALS - 8.2%
Aerospace & Defense - 1.9%
BE Aerospace, Inc. (a)	76,100	1,466
Honeywell International, Inc.	40,238	1,548
Lockheed Martin Corp.	3,253	251
Precision Castparts Corp.	41,600	4,313
United Technologies Corp.	331,600	22,297
		29,875
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	58,600	3,266
FedEx Corp.	43,500	3,674
		6,940
Airlines - 0.1%
Delta Air Lines, Inc. (a)	252,577	2,069
UAL Corp. (a)	3,960	31
		2,100
Building Products - 0.1%
Masco Corp.	127,800	1,736
Construction & Engineering - 0.0%
Orion Marine Group, Inc. (a)	26,100	483
Electrical Equipment - 0.2%
Alstom SA	2,100	147
Rockwell Automation, Inc.	35,400	1,540
SunPower Corp. Class B (a)	59,958	1,071
Vestas Wind Systems AS (a)	10,998	772
		3,530
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.4%
3M Co.	202,300	$ 15,666
General Electric Co.	185,283	2,968
McDermott International, Inc. (a)	2,931	61
Textron, Inc.	165,400	3,316
		22,011
Machinery - 1.8%
Caterpillar, Inc.	18,100	1,057
Cummins, Inc.	139,900	6,282
Danaher Corp.	93,100	6,603
Eaton Corp.	57,300	3,661
Ingersoll-Rand Co. Ltd.	271,700	9,610
Navistar International Corp. (a)	41,700	1,377
		28,590
Professional Services - 0.1%
Verisk Analytics, Inc.	39,400	1,060
Road & Rail - 1.8%
Avis Budget Group, Inc. (a)	106,600	1,039
CSX Corp.	247,200	11,737
Landstar System, Inc.	168,955	6,305
Union Pacific Corp.	140,789	8,906
		27,987
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	42,200	4,123
TOTAL INDUSTRIALS		128,435
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,370,200	32,063
Harris Corp.	62,800	2,757
Juniper Networks, Inc. (a)	189,855	4,961
Palm, Inc. (a)	79,300	865
QUALCOMM, Inc.	235,720	10,607
Research In Motion Ltd. (a)	52,900	3,062
		54,315
Computers & Peripherals - 5.4%
Apple, Inc. (a)	174,936	34,971
Dell, Inc. (a)	220,100	3,108
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.	636,950	$ 31,249
International Business Machines Corp.	116,000	14,657
		83,985
Electronic Equipment & Components - 1.2%
Agilent Technologies, Inc. (a)	216,812	6,270
Corning, Inc.	446,700	7,451
Tyco Electronics Ltd.	190,100	4,412
		18,133
Internet Software & Services - 3.2%
eBay, Inc. (a)	328,550	8,040
Google, Inc. Class A (a)	63,718	37,148
Move, Inc. (a)	1,092,673	1,683
Tencent Holdings Ltd.	65,800	1,217
Yahoo!, Inc. (a)	93,400	1,398
		49,486
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	159,200	6,994
MasterCard, Inc. Class A	23,200	5,588
Paychex, Inc.	111,500	3,496
Visa, Inc. Class A	130,550	10,575
		26,653
Semiconductors & Semiconductor Equipment - 4.5%
Altera Corp.	187,200	3,937
Applied Materials, Inc.	2,427,582	29,884
ARM Holdings PLC sponsored ADR	231,600	1,788
ASML Holding NV (NY Shares)	83,500	2,588
Broadcom Corp. Class A (a)	58,100	1,697
Intel Corp.	568,600	10,917
Lam Research Corp. (a)	306,600	10,421
MEMC Electronic Materials, Inc. (a)	261,000	3,142
Micron Technology, Inc. (a)	299,100	2,249
Xilinx, Inc.	200,300	4,535
		71,158
Software - 4.5%
Adobe Systems, Inc. (a)	152,081	5,335
BMC Software, Inc. (a)	80,000	3,098
Citrix Systems, Inc. (a)	74,000	2,825
Microsoft Corp.	1,344,753	39,549
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	848,269	$ 18,730
Red Hat, Inc. (a)	36,800	983
		70,520
TOTAL INFORMATION TECHNOLOGY		374,250
MATERIALS - 4.7%
Chemicals - 2.8%
Albemarle Corp.	155,115	5,235
Dow Chemical Co.	405,800	11,273
Ecolab, Inc.	91,954	4,130
FMC Corp.	81,072	4,539
Praxair, Inc.	159,600	13,092
The Mosaic Co.	109,500	5,962
		44,231
Construction Materials - 0.2%
Vulcan Materials Co. (c)	49,800	2,414
Metals & Mining - 1.7%
AngloGold Ashanti Ltd. sponsored ADR	84,900	3,739
ArcelorMittal SA (NY Shares) Class A (c)	126,100	4,952
Barrick Gold Corp.	196,700	8,360
Freeport-McMoRan Copper & Gold, Inc.	88,200	7,303
Nucor Corp.	64,800	2,748
		27,102
TOTAL MATERIALS		73,747
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	287,822	9,055
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	185,186	7,578
Sprint Nextel Corp. (a)	583,300	2,164
		9,742
TOTAL TELECOMMUNICATION SERVICES		18,797
UTILITIES - 0.6%
Electric Utilities - 0.3%
Exelon Corp.	91,300	4,399
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.3%
Constellation Energy Group, Inc.	129,000	$ 4,105
TOTAL UTILITIES		8,504
TOTAL COMMON STOCKS (Cost $1,342,678)		1,519,667
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.21% (e)	39,896,033	39,896
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	14,403,028	14,403
TOTAL MONEY MARKET FUNDS (Cost $54,299)		54,299
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,396,977)		1,573,966
NET OTHER ASSETS - (0.9)%		(14,028)
NET ASSETS - 100%		$ 1,559,938
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $821,000 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 368
Fidelity Securities Lending Cash Central Fund	506
Total	$ 874
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 177,859	$ 177,859	$ -	$ -
Consumer Staples	110,889	110,889	-	-
Energy	170,307	170,307	-	-
Financials	251,784	249,610	2,174	-
Health Care	205,095	205,095	-	-
Industrials	128,435	128,435	-	-
Information Technology	374,250	374,250	-	-
Materials	73,747	73,747	-	-
Telecommunication Services	18,797	18,797	-	-
Utilities	8,504	8,504	-	-
Money Market Funds	54,299	54,299	-	-
Total Investments in Securities:	$ 1,573,966	$ 1,571,792	$ 2,174	$ -
Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $407,679,000 of which $1,608,000, $215,020,000 and $191,051,000 will expire on November 30, 2015, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $14,025) - See accompanying schedule: Unaffiliated issuers (cost $1,342,678)	$ 1,519,667
Fidelity Central Funds (cost $54,299)	54,299
Total Investments (cost $1,396,977)		$ 1,573,966
Receivable for investments sold		5,138
Receivable for fund shares sold		330
Dividends receivable		3,449
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		8
Other receivables		13
Total assets		1,582,913

Liabilities
Payable for investments purchased	$ 5,398
Payable for fund shares redeemed	1,939
Accrued management fee	598
Distribution fees payable	214
Other affiliated payables	377
Other payables and accrued expenses	46
Collateral on securities loaned, at value	14,403
Total liabilities		22,975

Net Assets		$ 1,559,938
Net Assets consist of:
Paid in capital		$ 1,842,297
Undistributed net investment income		8,733
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(468,083)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,991
Net Assets		$ 1,559,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($252,351 ÷ 17,200.1 shares)	$ 14.67

Maximum offering price per share (100/94.25 of $14.67)	$ 15.56
Class T: Net Asset Value and redemption price per share ($200,579 ÷ 13,697.3 shares)	$ 14.64

Maximum offering price per share (100/96.50 of $14.64)	$ 15.17
Class B: Net Asset Value and offering price per share ($27,369 ÷ 1,936.9 shares)A	$ 14.13

Class C: Net Asset Value and offering price per share ($62,627 ÷ 4,436.7 shares)A	$ 14.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,017,012 ÷ 68,709.4 shares)	$ 14.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 21,835
Interest		9
Income from Fidelity Central Funds		874
Total income		22,718

Expenses
Management fee	$ 6,240
Transfer agent fees	3,823
Distribution fees	2,393
Accounting and security lending fees	473
Custodian fees and expenses	45
Independent trustees' compensation	9
Registration fees	66
Audit	59
Legal	6
Miscellaneous	29
Total expenses before reductions	13,143
Expense reductions	(58)	13,085
Net investment income (loss)		9,633
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(103,312)
Foreign currency transactions	5
Futures contracts	1,582
Total net realized gain (loss)		(101,725)
Change in net unrealized appreciation (depreciation) on: Investment securities	400,577
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		400,583
Net gain (loss)		298,858
Net increase (decrease) in net assets resulting from operations		$ 308,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,633	$ 12,016
Net realized gain (loss)	(101,725)	(343,935)
Change in net unrealized appreciation (depreciation)	400,583	(479,117)
Net increase (decrease) in net assets resulting from operations	308,491	(811,036)
Distributions to shareholders from net investment income	(13,218)	(7,345)
Distributions to shareholders from net realized gain	-	(88,912)
Total distributions	(13,218)	(96,257)
Share transactions - net increase (decrease)	17,878	386,639
Total increase (decrease) in net assets	313,151	(520,654)

Net Assets
Beginning of period	1,246,787	1,767,441
End of period (including undistributed net investment income of $8,733 and undistributed net investment income of $11,939, respectively)	$ 1,559,938	$ 1,246,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 21.84	$ 19.98	$ 17.94	$ 16.41
Income from Investment Operations
Net investment income (loss) C	.08	.12	.10	.09	.10
Net realized and unrealized gain (loss)	2.75	(8.82)	2.28	2.03	1.60
Total from investment operations	2.83	(8.70)	2.38	2.12	1.70
Distributions from net investment income	(.12)	(.09)	(.07)	(.08)	(.17)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.12)	(1.18) H	(.52)	(.08)	(.17)
Net asset value, end of period	$ 14.67	$ 11.96	$ 21.84	$ 19.98	$ 17.94
Total Return A, B	23.96%	(42.07)%	12.21%	11.83%	10.45%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.06%	1.04%	1.07%	1.10%
Expenses net of fee waivers, if any	1.09%	1.06%	1.04%	1.07%	1.10%
Expenses net of all reductions	1.08%	1.06%	1.04%	1.06%	1.05%
Net investment income (loss)	.60%	.67%	.47%	.49%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 252	$ 228	$ 309	$ 256	$ 182
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 21.70	$ 19.85	$ 17.80	$ 16.26
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.05	.06
Net realized and unrealized gain (loss)	2.75	(8.76)	2.26	2.02	1.60
Total from investment operations	2.79	(8.68)	2.31	2.07	1.66
Distributions from net investment income	(.05)	(.02)	(.01)	(.02)	(.12)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.05)	(1.12) H	(.46)	(.02)	(.12)
Net asset value, end of period	$ 14.64	$ 11.90	$ 21.70	$ 19.85	$ 17.80
Total Return A, B	23.57%	(42.16)%	11.88%	11.62%	10.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.28%	1.26%	1.28%	1.32%
Expenses net of fee waivers, if any	1.34%	1.28%	1.26%	1.28%	1.32%
Expenses net of all reductions	1.34%	1.28%	1.25%	1.27%	1.27%
Net investment income (loss)	.35%	.45%	.26%	.28%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 201	$ 204	$ 440	$ 505	$ 607
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.49	$ 21.02	$ 19.18	$ 17.28	$ 15.78
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.06)	(.05)	(.03)
Net realized and unrealized gain (loss)	2.66	(8.48)	2.20	1.95	1.55
Total from investment operations	2.64	(8.49)	2.14	1.90	1.52
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	(1.04)	(.30)	-	-
Total distributions	-	(1.04) H	(.30)	-	(.02)
Net asset value, end of period	$ 14.13	$ 11.49	$ 21.02	$ 19.18	$ 17.28
Total Return A, B	22.98%	(42.48)%	11.30%	11.00%	9.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.85%	1.81%	1.81%	1.85%	1.87%
Expenses net of fee waivers, if any	1.85%	1.81%	1.81%	1.85%	1.87%
Expenses net of all reductions	1.84%	1.81%	1.81%	1.84%	1.83%
Net investment income (loss)	(.16)%	(.08)%	(.30)%	(.29)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 31	$ 84	$ 140	$ 231
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.035 per share is comprised of distributions from net realized gain of $1.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 20.99	$ 19.21	$ 17.30	$ 15.81
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.05)	(.04)	(.02)
Net realized and unrealized gain (loss)	2.67	(8.47)	2.20	1.95	1.54
Total from investment operations	2.65	(8.48)	2.15	1.91	1.52
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	(1.04)	(.37)	-	-
Total distributions	-	(1.04) H	(.37)	-	(.03)
Net asset value, end of period	$ 14.12	$ 11.47	$ 20.99	$ 19.21	$ 17.30
Total Return A, B	23.10%	(42.49)%	11.38%	11.04%	9.63%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	1.79%	1.77%	1.80%	1.84%
Expenses net of fee waivers, if any	1.84%	1.79%	1.77%	1.80%	1.84%
Expenses net of all reductions	1.83%	1.78%	1.76%	1.78%	1.79%
Net investment income (loss)	(.15)%	(.05)%	(.25)%	(.23)%	(.15)%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 59	$ 121	$ 123	$ 136
Portfolio turnover rate E	117%	124% G	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.035 per share is comprised of distributions from net realized gain of $1.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 22.03	$ 20.15	$ 18.09	$ 16.54
Income from Investment Operations
Net investment income (loss) B	.12	.18	.17	.16	.16
Net realized and unrealized gain (loss)	2.78	(8.89)	2.29	2.04	1.62
Total from investment operations	2.90	(8.71)	2.46	2.20	1.78
Distributions from net investment income	(.17)	(.15)	(.13)	(.14)	(.23)
Distributions from net realized gain	-	(1.10)	(.45)	-	-
Total distributions	(.17)	(1.25) G	(.58)	(.14)	(.23)
Net asset value, end of period	$ 14.80	$ 12.07	$ 22.03	$ 20.15	$ 18.09
Total Return A	24.36%	(41.88)%	12.53%	12.22%	10.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.74%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.77%	.74%	.72%	.73%	.74%
Expenses net of all reductions	.77%	.73%	.72%	.72%	.69%
Net investment income (loss)	.92%	1.00%	.79%	.83%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 1,017	$ 725	$ 814	$ 537	$ 476
Portfolio turnover rate D	117%	124% F	88%	109%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 203,485
Gross unrealized depreciation	(86,906)
Net unrealized appreciation (depreciation)	$ 116,579

Tax Cost	$ 1,457,387

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,739
Capital loss carryforward	$ (407,679)
Net unrealized appreciation (depreciation)	$ 116,581

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 13,218	$ 11,853
Long-term Capital Gains	-	84,404
Total	$ 13,218	$ 96,257

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Funds' strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Futures Contracts - continued

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,582	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,582	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,582 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,533,245 and $1,504,892, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 571	$ 8
Class T	.25%	.25%	969	8
Class B	.75%	.25%	276	207
Class C	.75%	.25%	577	21
			$ 2,393	$ 244

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21
Class T	16
Class B*	59
Class C*	2
$ 98

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 742.33
Class T	640.33
Class B	92.34
Class C	187.32
Institutional Class	2,162.26
	$ 3,823

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $506.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $58 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 2,328	$ 1,208
Class T	867	402
Institutional Class	10,023	5,735
Total	$ 13,218	$ 7,345
From net realized gain
Class A	$ -	$ 15,661
Class T	-	22,116
Class B	-	4,058
Class C	-	5,957
Institutional Class	-	41,120
Total	$ -	$ 88,912

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	3,053	3,687	$ 37,608	$ 66,710
Issued in exchange for shares of Capital One Capital Appreciation Fund	-	4,640	-	48,759
Reinvestment of distributions	156	747	1,807	15,334
Shares redeemed	(5,053)	(4,165)	(62,728)	(72,103)
Net increase (decrease)	(1,844)	4,909	$ (23,313)	$ 58,700
Class T
Shares sold	1,574	2,026	$ 19,285	$ 35,908
Reinvestment of distributions	71	1,054	822	21,562
Shares redeemed	(5,080)	(6,209)	(63,531)	(109,469)
Net increase (decrease)	(3,435)	(3,129)	$ (43,424)	$ (51,999)
Class B
Shares sold	241	288	$ 2,853	$ 4,960
Reinvestment of distributions	-	184	-	3,659
Shares redeemed	(1,028)	(1,721)	(12,134)	(29,818)
Net increase (decrease)	(787)	(1,249)	$ (9,281)	$ (21,199)
Class C
Shares sold	466	504	$ 5,478	$ 8,441
Reinvestment of distributions	-	258	-	5,118
Shares redeemed	(1,197)	(1,367)	(13,956)	(22,602)
Net increase (decrease)	(731)	(605)	$ (8,478)	$ (9,043)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Institutional Class
Shares sold	15,746	25,189	$ 192,645	$ 441,231
Reinvestment of distributions	858	2,248	9,982	46,431
Shares redeemed	(7,916)	(4,379)	(100,253)	(77,482)
Net increase (decrease)	8,688	23,058	$ 102,374	$ 410,180

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 50% of the total outstanding shares of the Fund.

13. Merger Information.

On November 21, 2008, the Fund acquired all of the assets and assumed all of the liabilities (other than any deferred, accrued or prepaid expenses) of Capital One Capital Appreciation Fund pursuant to an agreement and plan of reorganization approved by the Board of Trustees on June 19, 2008. The acquisition was accomplished by an exchange of 4,640 shares of Class A of the Fund for 5,983 and 231 shares then outstanding of Class A and Class B (valued at $7.99 and $7.16, per share for Class A and Class B, respectively) of the Capital One Capital Appreciation Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Capital One Capital Appreciation Fund's net assets, including $702 of unrealized appreciation, were combined with the Fund's net assets of $1,060,685 for total net assets after the acquisition of $1,110,146.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 96% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Growth & Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAII-UANN-0110
1.786688.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Growth Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	31.01%	-3.14%	-4.47%
Class T (incl. 3.50% sales charge) C	33.85%	-2.85%	-4.39%
Class B (incl. contingent deferred sales charge) A,C	32.95%	-3.11%	-4.43%
Class C (incl. contingent deferred sales charge) B,C	36.98%	-2.72%	-4.61%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to February 1, 2007, Advisor Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Steven Wymer, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 39.01%, 38.70%, 37.95% and 37.98%, respectively (excluding sales charges), outperforming the 35.50% gain of the Russell 1000® Growth Index. Key to the fund's outperformance was stock picking in the technology space. Within software and services, a significant overweighting in Internet search and advertising leader Google made it the fund's top contributor. Salesforce.com also contributed in that area. In tech hardware and equipment, both Canada's Research In Motion and Apple moved up nicely on the strength of their smartphone offerings, the BlackBerry and iPhone, respectively. An underweighting and good picks in consumer staples also contributed, with Belgian-based brewer Anheuser-Busch InBev outperforming. Consumer discretionary was another bright spot, including stakes in casino operator Las Vegas Sands and coffee bar giant Starbucks. On the other hand, the fund's overweighting in health care stocks hurt, particularly in the pharmaceuticals/biotechnology/life science area, with our holdings in Isis Pharmaceuticals and Immunomedics lagging when the market rebounded. Energy was another weak spot, where overweightings in Range Resources and Southwestern Energy hampered performance. Lastly, within diversified financials, Bank of America hurt as well. Several of these stocks were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	.87%
Actual		$ 1,000.00	$ 1,193.80	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.06%
Actual		$ 1,000.00	$ 1,193.00	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.75	$ 5.37
Class B	1.63%
Actual		$ 1,000.00	$ 1,189.30	$ 8.95
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.24
Class C	1.62%
Actual		$ 1,000.00	$ 1,189.80	$ 8.89
HypotheticalA		$ 1,000.00	$ 1,016.95	$ 8.19
Institutional Class	.52%
Actual		$ 1,000.00	$ 1,196.40	$ 2.86
HypotheticalA		$ 1,000.00	$ 1,022.46	$ 2.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.7	4.3
Apple, Inc.	4.4	3.8
Microsoft Corp.	2.7	1.4
Starbucks Corp.	2.0	1.2
Cree, Inc.	1.9	1.4
Cisco Systems, Inc.	1.9	1.7
Visa, Inc. Class A	1.8	2.2
The Coca-Cola Co.	1.7	0.8
Wal-Mart Stores, Inc.	1.7	1.6
Amazon.com, Inc.	1.6	1.3
	24.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.5	34.0
Health Care	15.7	11.4
Consumer Discretionary	15.2	11.8
Consumer Staples	9.9	8.7
Industrials	6.7	6.6
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.8%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	5.0%	** Foreign investments	7.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 0.7%
Johnson Controls, Inc.	153,100	$ 4,141
Tenneco, Inc. (a)	359,400	5,183
		9,324
Diversified Consumer Services - 0.5%
Coinstar, Inc. (a)(c)	254,300	6,813
Hotels, Restaurants & Leisure - 5.6%
BJ's Restaurants, Inc. (a)	135,300	2,310
Buffalo Wild Wings, Inc. (a)(c)	202,550	8,090
Hyatt Hotels Corp. Class A	219,000	6,296
Las Vegas Sands Corp. unit	49,600	12,994
McDonald's Corp.	185,300	11,720
Starbucks Corp. (a)	1,248,600	27,344
Starwood Hotels & Resorts Worldwide, Inc.	202,400	6,481
The Cheesecake Factory, Inc. (a)	85,800	1,616
		76,851
Household Durables - 0.4%
Gafisa SA sponsored ADR (a)(c)	103,500	3,488
Whirlpool Corp.	23,400	1,735
		5,223
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	165,000	22,425
Media - 1.3%
Comcast Corp. Class A	75,000	1,100
DIRECTV (a)	238,600	7,547
DreamWorks Animation SKG, Inc. Class A (a)	83,600	2,798
The Walt Disney Co.	219,100	6,621
		18,066
Multiline Retail - 0.8%
Target Corp.	246,400	11,472
Specialty Retail - 2.2%
Bed Bath & Beyond, Inc. (a)	57,700	2,156
Best Buy Co., Inc.	235,100	10,069
Home Depot, Inc.	191,100	5,228
Lumber Liquidators, Inc. (a)(c)	66,675	1,575
Rue21, Inc.	2,400	59
Staples, Inc.	368,600	8,596
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	98,300	1,615
		29,298
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.1%
Coach, Inc.	96,500	$ 3,353
Lululemon Athletica, Inc. (a)(c)	451,158	11,807
NIKE, Inc. Class B	52,800	3,426
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	456,100	10,071
		28,657
TOTAL CONSUMER DISCRETIONARY		208,129
CONSUMER STAPLES - 9.9%
Beverages - 2.8%
Dr Pepper Snapple Group, Inc.	194,300	5,089
PepsiCo, Inc.	162,600	10,117
The Coca-Cola Co.	414,800	23,727
		38,933
Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	79,600	4,769
Wal-Mart Stores, Inc.	417,100	22,753
Walgreen Co.	209,100	8,132
		35,654
Food Products - 1.1%
Green Mountain Coffee Roasters, Inc. (a)(c)	98,000	6,172
Smithfield Foods, Inc. (a)(c)	252,900	3,915
Tyson Foods, Inc. Class A	448,600	5,392
		15,479
Household Products - 1.0%
Procter & Gamble Co.	217,000	13,530
Personal Products - 0.9%
Avon Products, Inc.	364,242	12,475
Tobacco - 1.5%
Philip Morris International, Inc.	416,300	20,020
TOTAL CONSUMER STAPLES		136,091
ENERGY - 6.4%
Energy Equipment & Services - 1.2%
FMC Technologies, Inc. (a)	47,670	2,597
National Oilwell Varco, Inc.	120,888	5,201
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	71,500	$ 4,568
Transocean Ltd. (a)	57,086	4,875
		17,241
Oil, Gas & Consumable Fuels - 5.2%
Cameco Corp.	113,200	3,252
Chesapeake Energy Corp.	567,864	13,583
EOG Resources, Inc.	35,900	3,105
EXCO Resources, Inc.	167,300	2,831
Exxon Mobil Corp.	51,200	3,844
Peabody Energy Corp.	186,249	8,281
Petrohawk Energy Corp. (a)	437,800	9,780
Petroleo Brasileiro SA - Petrobras sponsored ADR	167,500	8,589
Range Resources Corp.	148,829	7,014
SandRidge Energy, Inc. (a)	384,700	3,608
Southwestern Energy Co. (a)	165,093	7,257
		71,144
TOTAL ENERGY		88,385
FINANCIALS - 3.7%
Capital Markets - 1.1%
Charles Schwab Corp.	327,000	5,994
Goldman Sachs Group, Inc.	24,091	4,087
Knight Capital Group, Inc. Class A (a)	138,100	2,022
Morgan Stanley	44,400	1,402
Northern Trust Corp.	31,200	1,544
		15,049
Commercial Banks - 0.6%
Signature Bank, New York (a)	67,200	2,082
Wells Fargo & Co.	236,300	6,626
		8,708
Consumer Finance - 0.5%
Discover Financial Services	435,533	6,733
Diversified Financial Services - 1.4%
Bank of America Corp.	140,900	2,233
BM&F BOVESPA SA	1,226,258	8,187
CME Group, Inc.	4,400	1,444
JPMorgan Chase & Co.	171,900	7,304
		19,168
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	25,123	$ 1,825
TOTAL FINANCIALS		51,483
HEALTH CARE - 15.7%
Biotechnology - 9.3%
Alexion Pharmaceuticals, Inc. (a)	196,400	8,907
Alnylam Pharmaceuticals, Inc. (a)	98,298	1,652
Celgene Corp. (a)	127,035	7,044
Cepheid, Inc. (a)(c)	498,600	6,173
Dendreon Corp. (a)(c)	410,200	11,215
Exelixis, Inc. (a)	667,300	4,564
Gilead Sciences, Inc. (a)	59,548	2,742
Human Genome Sciences, Inc. (a)	499,258	13,889
ImmunoGen, Inc. (a)	444,300	3,501
Immunomedics, Inc. (a)	1,758,087	5,450
InterMune, Inc. (c)	590,000	6,337
Isis Pharmaceuticals, Inc. (a)	1,031,926	11,052
Metabolix, Inc. (a)	356,400	3,981
Micromet, Inc. (a)(c)	188,934	1,290
Myriad Genetics, Inc. (a)	48,000	1,110
Myriad Pharmaceuticals, Inc. (a)	360,600	1,807
Regeneron Pharmaceuticals, Inc. (a)	75,200	1,380
Rigel Pharmaceuticals, Inc. (a)(c)	448,900	3,398
Seattle Genetics, Inc. (a)	1,292,510	11,994
Transition Therapeutics, Inc. (a)	537,233	4,275
Vertex Pharmaceuticals, Inc. (a)	389,400	15,117
		126,878
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	60,600	3,306
Medtronic, Inc.	37,100	1,575
Thoratec Corp. (a)	166,400	4,957
		9,838
Health Care Providers & Services - 1.3%
Express Scripts, Inc. (a)	65,600	5,628
McKesson Corp.	56,700	3,517
Medco Health Solutions, Inc. (a)	77,200	4,876
UnitedHealth Group, Inc.	119,300	3,420
		17,441
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.1%
Cerner Corp. (a)	25,300	$ 1,905
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	42,100	1,218
Life Technologies Corp. (a)	15,000	747
		1,965
Pharmaceuticals - 4.1%
Abbott Laboratories	211,200	11,508
Allergan, Inc.	93,700	5,447
Elan Corp. PLC sponsored ADR (a)	2,227,200	14,076
Johnson & Johnson	169,700	10,664
MAP Pharmaceuticals, Inc. (a)(c)	190,938	1,728
Merck & Co., Inc.	216,200	7,829
Teva Pharmaceutical Industries Ltd. sponsored ADR	102,400	5,406
		56,658
TOTAL HEALTH CARE		214,685
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	157,600	6,063
ITT Corp.	46,100	2,384
The Boeing Co.	220,800	11,572
		20,019
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	180,500	10,373
Construction & Engineering - 0.3%
Fluor Corp.	44,400	1,886
Quanta Services, Inc. (a)	81,559	1,529
		3,415
Electrical Equipment - 0.4%
A123 Systems, Inc.	56,600	914
American Superconductor Corp. (a)(c)	69,300	2,301
First Solar, Inc. (a)(c)	19,600	2,335
		5,550
Industrial Conglomerates - 0.9%
3M Co.	142,100	11,004
General Electric Co.	109,900	1,761
		12,765
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.4%
Caterpillar, Inc.	185,500	$ 10,831
Danaher Corp.	98,700	7,000
Deere & Co.	35,200	1,884
		19,715
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	71,800	7,058
Hertz Global Holdings, Inc. (a)(c)	407,000	3,989
Union Pacific Corp.	136,000	8,603
		19,650
TOTAL INDUSTRIALS		91,487
INFORMATION TECHNOLOGY - 39.5%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	1,079,900	25,270
F5 Networks, Inc. (a)	58,400	2,747
Infinera Corp. (a)	203,081	1,671
Juniper Networks, Inc. (a)	164,300	4,293
Palm, Inc. (a)(c)	977,554	10,665
QUALCOMM, Inc.	463,405	20,853
		65,499
Computers & Peripherals - 7.3%
Apple, Inc. (a)	300,658	60,105
Hewlett-Packard Co.	445,700	21,866
International Business Machines Corp.	114,200	14,429
NetApp, Inc. (a)	102,100	3,147
		99,547
Electronic Equipment & Components - 0.8%
Corning, Inc.	273,400	4,560
Universal Display Corp. (a)(c)	591,000	6,312
		10,872
Internet Software & Services - 6.1%
Baidu.com, Inc. sponsored ADR (a)	8,100	3,513
eBay, Inc. (a)	363,000	8,883
Google, Inc. Class A (a)	111,708	65,125
LogMeIn, Inc.	235,200	4,194
OpenTable, Inc. (c)	92,500	2,448
		84,163
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	189,316	$ 8,317
MasterCard, Inc. Class A	23,600	5,684
VeriFone Holdings, Inc. (a)	294,500	3,905
Visa, Inc. Class A	300,900	24,373
		42,279
Semiconductors & Semiconductor Equipment - 8.8%
Advanced Micro Devices, Inc. (a)(c)	396,100	2,777
Analog Devices, Inc.	150,200	4,504
Applied Materials, Inc.	366,100	4,507
Atheros Communications, Inc. (a)	304,500	8,669
Broadcom Corp. Class A (a)	229,900	6,713
Cree, Inc. (a)(c)	532,000	25,446
Cypress Semiconductor Corp. (a)(c)	907,868	8,688
Intel Corp.	1,068,000	20,506
International Rectifier Corp. (a)	261,000	4,886
NVIDIA Corp. (a)	714,500	9,331
Power Integrations, Inc.	158,700	5,331
Rambus, Inc. (a)	411,500	7,333
Rubicon Technology, Inc. (a)	185,998	3,240
Tessera Technologies, Inc. (a)	97,865	2,316
Texas Instruments, Inc.	195,200	4,937
Xilinx, Inc.	89,500	2,026
		121,210
Software - 8.6%
ArcSight, Inc. (a)	296,100	6,736
Fortinet, Inc.	54,400	924
Microsoft Corp.	1,265,000	37,204
Oracle Corp.	380,400	8,399
Red Hat, Inc. (a)	727,000	19,411
Salesforce.com, Inc. (a)	357,600	22,414
Solera Holdings, Inc.	75,500	2,639
SuccessFactors, Inc. (a)	465,000	7,003
Sybase, Inc. (a)	154,989	6,237
TiVo, Inc. (a)	682,200	6,754
		117,721
TOTAL INFORMATION TECHNOLOGY		541,291
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 2.7%
Chemicals - 1.1%
Dow Chemical Co.	87,200	$ 2,422
Monsanto Co.	123,400	9,965
The Mosaic Co.	58,000	3,158
		15,545
Metals & Mining - 1.6%
Barrick Gold Corp. (c)	178,900	7,603
Freeport-McMoRan Copper & Gold, Inc.	130,500	10,805
Nucor Corp.	78,700	3,338
		21,746
TOTAL MATERIALS		37,291
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Indiabulls Power Ltd. (a)	49,466	35
TOTAL COMMON STOCKS (Cost $1,182,548)		1,368,877
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 0.21% (d)	1,231,508	1,232
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	96,830,765	96,831
TOTAL MONEY MARKET FUNDS (Cost $98,063)		98,063
Cash Equivalents - 0.0%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 11/30/09 due 12/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $32)	$ 32	$ 32
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $1,280,643)		1,466,972
NET OTHER ASSETS - (7.0)%		(95,744)
NET ASSETS - 100%		$ 1,371,228
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$32,000 due 12/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 2
Banc of America Securities LLC	4
Bank of America, NA	2
Barclays Capital, Inc.	4
Credit Suisse Securities (USA) LLC	2
Deutsche Bank Securities, Inc.	4
HSBC Securities (USA), Inc.	3
ING Financial Markets LLC	1
J.P. Morgan Securities, Inc.	2
Mizuho Securities USA, Inc.	2
Morgan Stanley & Co., Inc.	2
Societe Generale, New York Branch	4
$ 32
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 102
Fidelity Securities Lending Cash Central Fund	715
Total	$ 817
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 208,129	$ 195,135	$ 12,994	$ -
Consumer Staples	136,091	136,091	-	-
Energy	88,385	88,385	-	-
Financials	51,483	51,483	-	-
Health Care	214,685	214,685	-	-
Industrials	91,487	91,487	-	-
Information Technology	541,291	541,291	-	-
Materials	37,291	37,291	-	-
Utilities	35	35	-	-
Money Market Funds	98,063	98,063	-	-
Cash Equivalents	32	-	32	-
Total Investments in Securities	$ 1,466,972	$ 1,453,946	$ 13,026	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 12,960
Total Realized Gain (Loss)	9,647
Total Unrealized Gain (Loss)	8,034
Cost of Purchases	-
Proceeds of Sales	(17,647)
Amortization/Accretion	-
Transfers in/out of Level 3	(12,994)
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $880,955,000 of which $121,412,000, $282,720,000 and $476,823,000 will expire on November 30, 2010, 2016 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $4,105,000 of losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $94,342 and repurchase agreements of $32) - See accompanying schedule: Unaffiliated issuers (cost $1,182,580)	$ 1,368,909
Fidelity Central Funds (cost $98,063)	98,063
Total Investments (cost $1,280,643)		$ 1,466,972
Cash		3
Receivable for investments sold		2,602
Receivable for fund shares sold		465
Dividends receivable		1,942
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		7
Other receivables		150
Total assets		1,472,169

Liabilities
Payable for investments purchased	$ 603
Payable for fund shares redeemed	2,121
Accrued management fee	286
Distribution fees payable	539
Other affiliated payables	367
Other payables and accrued expenses	194
Collateral on securities loaned, at value	96,831
Total liabilities		100,941

Net Assets		$ 1,371,228
Net Assets consist of:
Paid in capital		$ 2,068,474
Undistributed net investment income		3,105
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(886,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		186,330
Net Assets		$ 1,371,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($236,302 ÷ 8,983.8 shares)	$ 26.30

Maximum offering price per share (100/94.25 of $26.30)	$ 27.90
Class T: Net Asset Value and redemption price per share ($1,051,445 ÷ 39,647.8 shares)	$ 26.52

Maximum offering price per share (100/96.50 of $26.52)	$ 27.48
Class B: Net Asset Value and offering price per share ($20,612 ÷ 824.0 shares)A	$ 25.01

Class C: Net Asset Value and offering price per share ($36,837 ÷ 1,465.4 shares)A	$ 25.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,032 ÷ 960.2 shares)	$ 27.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 14,304
Income from Fidelity Central Funds		817
Total income		15,121

Expenses
Management fee Basic fee	$ 6,782
Performance adjustment	(4,806)
Transfer agent fees	3,735
Distribution fees	5,632
Accounting and security lending fees	443
Custodian fees and expenses	57
Independent trustees' compensation	10
Registration fees	66
Audit	70
Legal	10
Miscellaneous	26
Total expenses before reductions	12,025
Expense reductions	(39)	11,986
Net investment income (loss)		3,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(404,018)
Foreign currency transactions	111
Total net realized gain (loss)		(403,907)
Change in net unrealized appreciation (depreciation) on: Investment securities	799,673
Assets and liabilities in foreign currencies	(145)
Total change in net unrealized appreciation (depreciation)		799,528
Net gain (loss)		395,621
Net increase (decrease) in net assets resulting from operations		$ 398,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,135	$ (4,603)
Net realized gain (loss)	(403,907)	(361,149)
Change in net unrealized appreciation (depreciation)	799,528	(1,155,584)
Net increase (decrease) in net assets resulting from operations	398,756	(1,521,336)
Share transactions - net increase (decrease)	(176,414)	(336,784)
Total increase (decrease) in net assets	222,342	(1,858,120)

Net Assets
Beginning of period	1,148,886	3,007,006
End of period (including undistributed net investment income of $3,105 and accumulated net investment loss of $142, respectively)	$ 1,371,228	$ 1,148,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 41.72	$ 35.07	$ 32.68	$ 29.33
Income from Investment Operations
Net investment income (loss) C	.10	(.02)	(.20)	(.07) F	.08
Net realized and unrealized gain (loss)	7.28	(22.78)	6.85	2.55	3.45
Total from investment operations	7.38	(22.80)	6.65	2.48	3.53
Distributions from net investment income	-	-	-	(.09)	(.18)
Net asset value, end of period	$ 26.30	$ 18.92	$ 41.72	$ 35.07	$ 32.68
Total Return A, B	39.01%	(54.65)%	18.96%	7.60%	12.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	1.08%	1.11%	.98%	1.12%
Expenses net of fee waivers, if any	.80%	1.08%	1.11%	.98%	1.12%
Expenses net of all reductions	.80%	1.08%	1.10%	.97%	1.07%
Net investment income (loss)	.45%	(.05)%	(.53)%	(.21)% F	.25%
Supplemental Data
Net assets, end of period (in millions)	$ 236	$ 192	$ 475	$ 415	$ 365
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.12	$ 42.24	$ 35.57	$ 33.11	$ 29.67
Income from Investment Operations
Net investment income (loss) C	.05	(.08)	(.27)	(.12) F	.04
Net realized and unrealized gain (loss)	7.35	(23.04)	6.94	2.59	3.49
Total from investment operations	7.40	(23.12)	6.67	2.47	3.53
Distributions from net investment income	-	-	-	(.01)	(.09)
Net asset value, end of period	$ 26.52	$ 19.12	$ 42.24	$ 35.57	$ 33.11
Total Return A, B	38.70%	(54.73)%	18.75%	7.45%	11.93%
Ratios to Average Net Assets D, G
Expenses before reductions	1.03%	1.27%	1.28%	1.14%	1.25%
Expenses net of fee waivers, if any	1.03%	1.27%	1.28%	1.14%	1.25%
Expenses net of all reductions	1.02%	1.26%	1.27%	1.13%	1.20%
Net investment income (loss)	.23%	(.24)%	(.70)%	(.36)% F	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 1,051	$ 876	$ 2,234	$ 2,286	$ 3,132
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 40.28	$ 34.11	$ 31.93	$ 28.70
Income from Investment Operations
Net investment income (loss) C	(.06)	(.26)	(.47)	(.31) F	(.15)
Net realized and unrealized gain (loss)	6.94	(21.89)	6.64	2.49	3.38
Total from investment operations	6.88	(22.15)	6.17	2.18	3.23
Net asset value, end of period	$ 25.01	$ 18.13	$ 40.28	$ 34.11	$ 31.93
Total Return A, B	37.95%	(54.99)%	18.09%	6.83%	11.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.83%	1.87%	1.76%	1.86%
Expenses net of fee waivers, if any	1.56%	1.83%	1.87%	1.76%	1.86%
Expenses net of all reductions	1.55%	1.82%	1.86%	1.75%	1.81%
Net investment income (loss)	(.30)%	(.80)%	(1.29)%	(.98)% F	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 20	$ 63	$ 121	$ 271
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.22	$ 40.47	$ 34.28	$ 32.09	$ 28.85
Income from Investment Operations
Net investment income (loss) C	(.06)	(.26)	(.47)	(.30) F	(.15)
Net realized and unrealized gain (loss)	6.98	(21.99)	6.66	2.49	3.39
Total from investment operations	6.92	(22.25)	6.19	2.19	3.24
Net asset value, end of period	$ 25.14	$ 18.22	$ 40.47	$ 34.28	$ 32.09
Total Return A, B	37.98%	(54.98)%	18.06%	6.82%	11.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.83%	1.85%	1.74%	1.86%
Expenses net of fee waivers, if any	1.56%	1.83%	1.85%	1.74%	1.86%
Expenses net of all reductions	1.55%	1.83%	1.85%	1.73%	1.81%
Net investment income (loss)	(.30)%	(.80)%	(1.28)%	(.97)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 30	$ 82	$ 78	$ 94
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.43	$ 42.70	$ 35.76	$ 33.23	$ 29.78
Income from Investment Operations
Net investment income (loss) B	.17	.12	(.05)	.05 E	.19
Net realized and unrealized gain (loss)	7.51	(23.39)	6.99	2.63	3.50
Total from investment operations	7.68	(23.27)	6.94	2.68	3.69
Distributions from net investment income	-	-	-	(.15)	(.24)
Net asset value, end of period	$ 27.11	$ 19.43	$ 42.70	$ 35.76	$ 33.23
Total Return A	39.53%	(54.50)%	19.41%	8.10%	12.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.46%	.70%	.71%	.62%	.76%
Expenses net of fee waivers, if any	.46%	.70%	.71%	.62%	.76%
Expenses net of all reductions	.46%	.70%	.71%	.61%	.71%
Net investment income (loss)	.79%	.33%	(.14)%	.16% E	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 31	$ 153	$ 117	$ 177
Portfolio turnover rate D	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 275,485
Gross unrealized depreciation	(91,729)
Net unrealized appreciation (depreciation)	$ 183,756

Tax Cost	$ 1,283,216

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,202
Capital loss carryforward	$ (880,955)
Net unrealized appreciation (depreciation)	$ 183,758

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,350,298 and $1,483,580, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .16% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 512	$ 9
Class T	.25%	.25%	4,608	58
Class B	.75%	.25%	194	147
Class C	.75%	.25%	318	16
			$ 5,632	$ 230

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	22
Class B*	36
Class C*	1
$ 73

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 685.33
Class T	2,813.31
Class B	65.34
Class C	107.33
Institutional Class	65.24
	$ 3,735

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,791.47%		$ -*

* Amount represents less than one thousand.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $715.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39 for the period.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	951	1,161	$ 20,363	$ 40,900
Shares redeemed	(2,130)	(2,374)	(44,733)	(77,030)
Net increase (decrease)	(1,179)	(1,213)	$ (24,370)	$ (36,130)
Class T
Shares sold	4,293	4,620	$ 91,698	$ 156,111
Shares redeemed	(10,462)	(11,703)	(221,023)	(387,960)
Net increase (decrease)	(6,169)	(7,083)	$ (129,325)	$ (231,849)
Class B
Shares sold	142	117	$ 2,735	$ 3,743
Shares redeemed	(402)	(599)	(8,040)	(19,936)
Net increase (decrease)	(260)	(482)	$ (5,305)	$ (16,193)
Class C
Shares sold	163	214	$ 3,319	$ 7,275
Shares redeemed	(330)	(604)	(6,583)	(18,905)
Net increase (decrease)	(167)	(390)	$ (3,264)	$ (11,630)
Institutional Class
Shares sold	359	1,031	$ 7,629	$ 38,443
Shares redeemed	(1,011)	(3,003)	(21,779)	(79,425)
Net increase (decrease)	(652)	(1,972)	$ (14,150)	$ (40,982)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/09	12/11/09	$0.111	$0.02
Class T	12/14/09	12/11/09	$0.053	$0.02
Class B	12/14/09	12/11/09	$-	$-
Class C	12/14/09	12/11/09	$-	$-

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.
The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 and 2008 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GO-UANN-0110
1.786689.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Growth Opportunities
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	39.53%	-1.62%	-3.53%

A Prior to February 1, 2007, Advisor Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Steven Wymer, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund: During the past year, the fund's Institutional Class shares returned 39.53%, outperforming the 35.50% gain of the Russell 1000® Growth Index. Key to the fund's outperformance was stock picking in the technology space. Within software and services, a significant overweighting in Internet search and advertising leader Google made it the fund's top contributor. Salesforce.com also contributed in that area. In tech hardware and equipment, both Canada's Research In Motion and Apple moved up nicely on the strength of their smartphone offerings, the BlackBerry and iPhone, respectively. An underweighting and good picks in consumer staples also contributed, with Belgian-based brewer Anheuser-Busch InBev outperforming. Consumer discretionary was another bright spot, including stakes in casino operator Las Vegas Sands and coffee bar giant Starbucks. On the other hand, the fund's overweighting in health care stocks hurt, particularly in the pharmaceuticals/biotechnology/life science area, with our holdings in Isis Pharmaceuticals and Immunomedics lagging when the market rebounded. Energy was another weak spot, where overweightings in Range Resources and Southwestern Energy hampered performance. Lastly, within diversified financials, Bank of America hurt as well. Several of these stocks were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	.87%
Actual		$ 1,000.00	$ 1,193.80	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.06%
Actual		$ 1,000.00	$ 1,193.00	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.75	$ 5.37
Class B	1.63%
Actual		$ 1,000.00	$ 1,189.30	$ 8.95
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.24
Class C	1.62%
Actual		$ 1,000.00	$ 1,189.80	$ 8.89
HypotheticalA		$ 1,000.00	$ 1,016.95	$ 8.19
Institutional Class	.52%
Actual		$ 1,000.00	$ 1,196.40	$ 2.86
HypotheticalA		$ 1,000.00	$ 1,022.46	$ 2.64

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.7	4.3
Apple, Inc.	4.4	3.8
Microsoft Corp.	2.7	1.4
Starbucks Corp.	2.0	1.2
Cree, Inc.	1.9	1.4
Cisco Systems, Inc.	1.9	1.7
Visa, Inc. Class A	1.8	2.2
The Coca-Cola Co.	1.7	0.8
Wal-Mart Stores, Inc.	1.7	1.6
Amazon.com, Inc.	1.6	1.3
	24.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.5	34.0
Health Care	15.7	11.4
Consumer Discretionary	15.2	11.8
Consumer Staples	9.9	8.7
Industrials	6.7	6.6
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.8%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	5.0%	** Foreign investments	7.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 0.7%
Johnson Controls, Inc.	153,100	$ 4,141
Tenneco, Inc. (a)	359,400	5,183
		9,324
Diversified Consumer Services - 0.5%
Coinstar, Inc. (a)(c)	254,300	6,813
Hotels, Restaurants & Leisure - 5.6%
BJ's Restaurants, Inc. (a)	135,300	2,310
Buffalo Wild Wings, Inc. (a)(c)	202,550	8,090
Hyatt Hotels Corp. Class A	219,000	6,296
Las Vegas Sands Corp. unit	49,600	12,994
McDonald's Corp.	185,300	11,720
Starbucks Corp. (a)	1,248,600	27,344
Starwood Hotels & Resorts Worldwide, Inc.	202,400	6,481
The Cheesecake Factory, Inc. (a)	85,800	1,616
		76,851
Household Durables - 0.4%
Gafisa SA sponsored ADR (a)(c)	103,500	3,488
Whirlpool Corp.	23,400	1,735
		5,223
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	165,000	22,425
Media - 1.3%
Comcast Corp. Class A	75,000	1,100
DIRECTV (a)	238,600	7,547
DreamWorks Animation SKG, Inc. Class A (a)	83,600	2,798
The Walt Disney Co.	219,100	6,621
		18,066
Multiline Retail - 0.8%
Target Corp.	246,400	11,472
Specialty Retail - 2.2%
Bed Bath & Beyond, Inc. (a)	57,700	2,156
Best Buy Co., Inc.	235,100	10,069
Home Depot, Inc.	191,100	5,228
Lumber Liquidators, Inc. (a)(c)	66,675	1,575
Rue21, Inc.	2,400	59
Staples, Inc.	368,600	8,596
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	98,300	1,615
		29,298
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.1%
Coach, Inc.	96,500	$ 3,353
Lululemon Athletica, Inc. (a)(c)	451,158	11,807
NIKE, Inc. Class B	52,800	3,426
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	456,100	10,071
		28,657
TOTAL CONSUMER DISCRETIONARY		208,129
CONSUMER STAPLES - 9.9%
Beverages - 2.8%
Dr Pepper Snapple Group, Inc.	194,300	5,089
PepsiCo, Inc.	162,600	10,117
The Coca-Cola Co.	414,800	23,727
		38,933
Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	79,600	4,769
Wal-Mart Stores, Inc.	417,100	22,753
Walgreen Co.	209,100	8,132
		35,654
Food Products - 1.1%
Green Mountain Coffee Roasters, Inc. (a)(c)	98,000	6,172
Smithfield Foods, Inc. (a)(c)	252,900	3,915
Tyson Foods, Inc. Class A	448,600	5,392
		15,479
Household Products - 1.0%
Procter & Gamble Co.	217,000	13,530
Personal Products - 0.9%
Avon Products, Inc.	364,242	12,475
Tobacco - 1.5%
Philip Morris International, Inc.	416,300	20,020
TOTAL CONSUMER STAPLES		136,091
ENERGY - 6.4%
Energy Equipment & Services - 1.2%
FMC Technologies, Inc. (a)	47,670	2,597
National Oilwell Varco, Inc.	120,888	5,201
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	71,500	$ 4,568
Transocean Ltd. (a)	57,086	4,875
		17,241
Oil, Gas & Consumable Fuels - 5.2%
Cameco Corp.	113,200	3,252
Chesapeake Energy Corp.	567,864	13,583
EOG Resources, Inc.	35,900	3,105
EXCO Resources, Inc.	167,300	2,831
Exxon Mobil Corp.	51,200	3,844
Peabody Energy Corp.	186,249	8,281
Petrohawk Energy Corp. (a)	437,800	9,780
Petroleo Brasileiro SA - Petrobras sponsored ADR	167,500	8,589
Range Resources Corp.	148,829	7,014
SandRidge Energy, Inc. (a)	384,700	3,608
Southwestern Energy Co. (a)	165,093	7,257
		71,144
TOTAL ENERGY		88,385
FINANCIALS - 3.7%
Capital Markets - 1.1%
Charles Schwab Corp.	327,000	5,994
Goldman Sachs Group, Inc.	24,091	4,087
Knight Capital Group, Inc. Class A (a)	138,100	2,022
Morgan Stanley	44,400	1,402
Northern Trust Corp.	31,200	1,544
		15,049
Commercial Banks - 0.6%
Signature Bank, New York (a)	67,200	2,082
Wells Fargo & Co.	236,300	6,626
		8,708
Consumer Finance - 0.5%
Discover Financial Services	435,533	6,733
Diversified Financial Services - 1.4%
Bank of America Corp.	140,900	2,233
BM&F BOVESPA SA	1,226,258	8,187
CME Group, Inc.	4,400	1,444
JPMorgan Chase & Co.	171,900	7,304
		19,168
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	25,123	$ 1,825
TOTAL FINANCIALS		51,483
HEALTH CARE - 15.7%
Biotechnology - 9.3%
Alexion Pharmaceuticals, Inc. (a)	196,400	8,907
Alnylam Pharmaceuticals, Inc. (a)	98,298	1,652
Celgene Corp. (a)	127,035	7,044
Cepheid, Inc. (a)(c)	498,600	6,173
Dendreon Corp. (a)(c)	410,200	11,215
Exelixis, Inc. (a)	667,300	4,564
Gilead Sciences, Inc. (a)	59,548	2,742
Human Genome Sciences, Inc. (a)	499,258	13,889
ImmunoGen, Inc. (a)	444,300	3,501
Immunomedics, Inc. (a)	1,758,087	5,450
InterMune, Inc. (c)	590,000	6,337
Isis Pharmaceuticals, Inc. (a)	1,031,926	11,052
Metabolix, Inc. (a)	356,400	3,981
Micromet, Inc. (a)(c)	188,934	1,290
Myriad Genetics, Inc. (a)	48,000	1,110
Myriad Pharmaceuticals, Inc. (a)	360,600	1,807
Regeneron Pharmaceuticals, Inc. (a)	75,200	1,380
Rigel Pharmaceuticals, Inc. (a)(c)	448,900	3,398
Seattle Genetics, Inc. (a)	1,292,510	11,994
Transition Therapeutics, Inc. (a)	537,233	4,275
Vertex Pharmaceuticals, Inc. (a)	389,400	15,117
		126,878
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	60,600	3,306
Medtronic, Inc.	37,100	1,575
Thoratec Corp. (a)	166,400	4,957
		9,838
Health Care Providers & Services - 1.3%
Express Scripts, Inc. (a)	65,600	5,628
McKesson Corp.	56,700	3,517
Medco Health Solutions, Inc. (a)	77,200	4,876
UnitedHealth Group, Inc.	119,300	3,420
		17,441
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.1%
Cerner Corp. (a)	25,300	$ 1,905
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	42,100	1,218
Life Technologies Corp. (a)	15,000	747
		1,965
Pharmaceuticals - 4.1%
Abbott Laboratories	211,200	11,508
Allergan, Inc.	93,700	5,447
Elan Corp. PLC sponsored ADR (a)	2,227,200	14,076
Johnson & Johnson	169,700	10,664
MAP Pharmaceuticals, Inc. (a)(c)	190,938	1,728
Merck & Co., Inc.	216,200	7,829
Teva Pharmaceutical Industries Ltd. sponsored ADR	102,400	5,406
		56,658
TOTAL HEALTH CARE		214,685
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	157,600	6,063
ITT Corp.	46,100	2,384
The Boeing Co.	220,800	11,572
		20,019
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	180,500	10,373
Construction & Engineering - 0.3%
Fluor Corp.	44,400	1,886
Quanta Services, Inc. (a)	81,559	1,529
		3,415
Electrical Equipment - 0.4%
A123 Systems, Inc.	56,600	914
American Superconductor Corp. (a)(c)	69,300	2,301
First Solar, Inc. (a)(c)	19,600	2,335
		5,550
Industrial Conglomerates - 0.9%
3M Co.	142,100	11,004
General Electric Co.	109,900	1,761
		12,765
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.4%
Caterpillar, Inc.	185,500	$ 10,831
Danaher Corp.	98,700	7,000
Deere & Co.	35,200	1,884
		19,715
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	71,800	7,058
Hertz Global Holdings, Inc. (a)(c)	407,000	3,989
Union Pacific Corp.	136,000	8,603
		19,650
TOTAL INDUSTRIALS		91,487
INFORMATION TECHNOLOGY - 39.5%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	1,079,900	25,270
F5 Networks, Inc. (a)	58,400	2,747
Infinera Corp. (a)	203,081	1,671
Juniper Networks, Inc. (a)	164,300	4,293
Palm, Inc. (a)(c)	977,554	10,665
QUALCOMM, Inc.	463,405	20,853
		65,499
Computers & Peripherals - 7.3%
Apple, Inc. (a)	300,658	60,105
Hewlett-Packard Co.	445,700	21,866
International Business Machines Corp.	114,200	14,429
NetApp, Inc. (a)	102,100	3,147
		99,547
Electronic Equipment & Components - 0.8%
Corning, Inc.	273,400	4,560
Universal Display Corp. (a)(c)	591,000	6,312
		10,872
Internet Software & Services - 6.1%
Baidu.com, Inc. sponsored ADR (a)	8,100	3,513
eBay, Inc. (a)	363,000	8,883
Google, Inc. Class A (a)	111,708	65,125
LogMeIn, Inc.	235,200	4,194
OpenTable, Inc. (c)	92,500	2,448
		84,163
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	189,316	$ 8,317
MasterCard, Inc. Class A	23,600	5,684
VeriFone Holdings, Inc. (a)	294,500	3,905
Visa, Inc. Class A	300,900	24,373
		42,279
Semiconductors & Semiconductor Equipment - 8.8%
Advanced Micro Devices, Inc. (a)(c)	396,100	2,777
Analog Devices, Inc.	150,200	4,504
Applied Materials, Inc.	366,100	4,507
Atheros Communications, Inc. (a)	304,500	8,669
Broadcom Corp. Class A (a)	229,900	6,713
Cree, Inc. (a)(c)	532,000	25,446
Cypress Semiconductor Corp. (a)(c)	907,868	8,688
Intel Corp.	1,068,000	20,506
International Rectifier Corp. (a)	261,000	4,886
NVIDIA Corp. (a)	714,500	9,331
Power Integrations, Inc.	158,700	5,331
Rambus, Inc. (a)	411,500	7,333
Rubicon Technology, Inc. (a)	185,998	3,240
Tessera Technologies, Inc. (a)	97,865	2,316
Texas Instruments, Inc.	195,200	4,937
Xilinx, Inc.	89,500	2,026
		121,210
Software - 8.6%
ArcSight, Inc. (a)	296,100	6,736
Fortinet, Inc.	54,400	924
Microsoft Corp.	1,265,000	37,204
Oracle Corp.	380,400	8,399
Red Hat, Inc. (a)	727,000	19,411
Salesforce.com, Inc. (a)	357,600	22,414
Solera Holdings, Inc.	75,500	2,639
SuccessFactors, Inc. (a)	465,000	7,003
Sybase, Inc. (a)	154,989	6,237
TiVo, Inc. (a)	682,200	6,754
		117,721
TOTAL INFORMATION TECHNOLOGY		541,291
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 2.7%
Chemicals - 1.1%
Dow Chemical Co.	87,200	$ 2,422
Monsanto Co.	123,400	9,965
The Mosaic Co.	58,000	3,158
		15,545
Metals & Mining - 1.6%
Barrick Gold Corp. (c)	178,900	7,603
Freeport-McMoRan Copper & Gold, Inc.	130,500	10,805
Nucor Corp.	78,700	3,338
		21,746
TOTAL MATERIALS		37,291
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Indiabulls Power Ltd. (a)	49,466	35
TOTAL COMMON STOCKS (Cost $1,182,548)		1,368,877
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 0.21% (d)	1,231,508	1,232
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	96,830,765	96,831
TOTAL MONEY MARKET FUNDS (Cost $98,063)		98,063
Cash Equivalents - 0.0%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 11/30/09 due 12/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $32)	$ 32	$ 32
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $1,280,643)		1,466,972
NET OTHER ASSETS - (7.0)%		(95,744)
NET ASSETS - 100%		$ 1,371,228
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$32,000 due 12/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 2
Banc of America Securities LLC	4
Bank of America, NA	2
Barclays Capital, Inc.	4
Credit Suisse Securities (USA) LLC	2
Deutsche Bank Securities, Inc.	4
HSBC Securities (USA), Inc.	3
ING Financial Markets LLC	1
J.P. Morgan Securities, Inc.	2
Mizuho Securities USA, Inc.	2
Morgan Stanley & Co., Inc.	2
Societe Generale, New York Branch	4
$ 32
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 102
Fidelity Securities Lending Cash Central Fund	715
Total	$ 817
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 208,129	$ 195,135	$ 12,994	$ -
Consumer Staples	136,091	136,091	-	-
Energy	88,385	88,385	-	-
Financials	51,483	51,483	-	-
Health Care	214,685	214,685	-	-
Industrials	91,487	91,487	-	-
Information Technology	541,291	541,291	-	-
Materials	37,291	37,291	-	-
Utilities	35	35	-	-
Money Market Funds	98,063	98,063	-	-
Cash Equivalents	32	-	32	-
Total Investments in Securities	$ 1,466,972	$ 1,453,946	$ 13,026	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 12,960
Total Realized Gain (Loss)	9,647
Total Unrealized Gain (Loss)	8,034
Cost of Purchases	-
Proceeds of Sales	(17,647)
Amortization/Accretion	-
Transfers in/out of Level 3	(12,994)
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $880,955,000 of which $121,412,000, $282,720,000 and $476,823,000 will expire on November 30, 2010, 2016 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $4,105,000 of losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $94,342 and repurchase agreements of $32) - See accompanying schedule: Unaffiliated issuers (cost $1,182,580)	$ 1,368,909
Fidelity Central Funds (cost $98,063)	98,063
Total Investments (cost $1,280,643)		$ 1,466,972
Cash		3
Receivable for investments sold		2,602
Receivable for fund shares sold		465
Dividends receivable		1,942
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		7
Other receivables		150
Total assets		1,472,169

Liabilities
Payable for investments purchased	$ 603
Payable for fund shares redeemed	2,121
Accrued management fee	286
Distribution fees payable	539
Other affiliated payables	367
Other payables and accrued expenses	194
Collateral on securities loaned, at value	96,831
Total liabilities		100,941

Net Assets		$ 1,371,228
Net Assets consist of:
Paid in capital		$ 2,068,474
Undistributed net investment income		3,105
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(886,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		186,330
Net Assets		$ 1,371,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($236,302 ÷ 8,983.8 shares)	$ 26.30

Maximum offering price per share (100/94.25 of $26.30)	$ 27.90
Class T: Net Asset Value and redemption price per share ($1,051,445 ÷ 39,647.8 shares)	$ 26.52

Maximum offering price per share (100/96.50 of $26.52)	$ 27.48
Class B: Net Asset Value and offering price per share ($20,612 ÷ 824.0 shares)A	$ 25.01

Class C: Net Asset Value and offering price per share ($36,837 ÷ 1,465.4 shares)A	$ 25.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,032 ÷ 960.2 shares)	$ 27.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 14,304
Income from Fidelity Central Funds		817
Total income		15,121

Expenses
Management fee Basic fee	$ 6,782
Performance adjustment	(4,806)
Transfer agent fees	3,735
Distribution fees	5,632
Accounting and security lending fees	443
Custodian fees and expenses	57
Independent trustees' compensation	10
Registration fees	66
Audit	70
Legal	10
Miscellaneous	26
Total expenses before reductions	12,025
Expense reductions	(39)	11,986
Net investment income (loss)		3,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(404,018)
Foreign currency transactions	111
Total net realized gain (loss)		(403,907)
Change in net unrealized appreciation (depreciation) on: Investment securities	799,673
Assets and liabilities in foreign currencies	(145)
Total change in net unrealized appreciation (depreciation)		799,528
Net gain (loss)		395,621
Net increase (decrease) in net assets resulting from operations		$ 398,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,135	$ (4,603)
Net realized gain (loss)	(403,907)	(361,149)
Change in net unrealized appreciation (depreciation)	799,528	(1,155,584)
Net increase (decrease) in net assets resulting from operations	398,756	(1,521,336)
Share transactions - net increase (decrease)	(176,414)	(336,784)
Total increase (decrease) in net assets	222,342	(1,858,120)

Net Assets
Beginning of period	1,148,886	3,007,006
End of period (including undistributed net investment income of $3,105 and accumulated net investment loss of $142, respectively)	$ 1,371,228	$ 1,148,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 41.72	$ 35.07	$ 32.68	$ 29.33
Income from Investment Operations
Net investment income (loss) C	.10	(.02)	(.20)	(.07) F	.08
Net realized and unrealized gain (loss)	7.28	(22.78)	6.85	2.55	3.45
Total from investment operations	7.38	(22.80)	6.65	2.48	3.53
Distributions from net investment income	-	-	-	(.09)	(.18)
Net asset value, end of period	$ 26.30	$ 18.92	$ 41.72	$ 35.07	$ 32.68
Total Return A, B	39.01%	(54.65)%	18.96%	7.60%	12.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	1.08%	1.11%	.98%	1.12%
Expenses net of fee waivers, if any	.80%	1.08%	1.11%	.98%	1.12%
Expenses net of all reductions	.80%	1.08%	1.10%	.97%	1.07%
Net investment income (loss)	.45%	(.05)%	(.53)%	(.21)% F	.25%
Supplemental Data
Net assets, end of period (in millions)	$ 236	$ 192	$ 475	$ 415	$ 365
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.12	$ 42.24	$ 35.57	$ 33.11	$ 29.67
Income from Investment Operations
Net investment income (loss) C	.05	(.08)	(.27)	(.12) F	.04
Net realized and unrealized gain (loss)	7.35	(23.04)	6.94	2.59	3.49
Total from investment operations	7.40	(23.12)	6.67	2.47	3.53
Distributions from net investment income	-	-	-	(.01)	(.09)
Net asset value, end of period	$ 26.52	$ 19.12	$ 42.24	$ 35.57	$ 33.11
Total Return A, B	38.70%	(54.73)%	18.75%	7.45%	11.93%
Ratios to Average Net Assets D, G
Expenses before reductions	1.03%	1.27%	1.28%	1.14%	1.25%
Expenses net of fee waivers, if any	1.03%	1.27%	1.28%	1.14%	1.25%
Expenses net of all reductions	1.02%	1.26%	1.27%	1.13%	1.20%
Net investment income (loss)	.23%	(.24)%	(.70)%	(.36)% F	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 1,051	$ 876	$ 2,234	$ 2,286	$ 3,132
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 40.28	$ 34.11	$ 31.93	$ 28.70
Income from Investment Operations
Net investment income (loss) C	(.06)	(.26)	(.47)	(.31) F	(.15)
Net realized and unrealized gain (loss)	6.94	(21.89)	6.64	2.49	3.38
Total from investment operations	6.88	(22.15)	6.17	2.18	3.23
Net asset value, end of period	$ 25.01	$ 18.13	$ 40.28	$ 34.11	$ 31.93
Total Return A, B	37.95%	(54.99)%	18.09%	6.83%	11.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.83%	1.87%	1.76%	1.86%
Expenses net of fee waivers, if any	1.56%	1.83%	1.87%	1.76%	1.86%
Expenses net of all reductions	1.55%	1.82%	1.86%	1.75%	1.81%
Net investment income (loss)	(.30)%	(.80)%	(1.29)%	(.98)% F	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 20	$ 63	$ 121	$ 271
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.22	$ 40.47	$ 34.28	$ 32.09	$ 28.85
Income from Investment Operations
Net investment income (loss) C	(.06)	(.26)	(.47)	(.30) F	(.15)
Net realized and unrealized gain (loss)	6.98	(21.99)	6.66	2.49	3.39
Total from investment operations	6.92	(22.25)	6.19	2.19	3.24
Net asset value, end of period	$ 25.14	$ 18.22	$ 40.47	$ 34.28	$ 32.09
Total Return A, B	37.98%	(54.98)%	18.06%	6.82%	11.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.83%	1.85%	1.74%	1.86%
Expenses net of fee waivers, if any	1.56%	1.83%	1.85%	1.74%	1.86%
Expenses net of all reductions	1.55%	1.83%	1.85%	1.73%	1.81%
Net investment income (loss)	(.30)%	(.80)%	(1.28)%	(.97)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 30	$ 82	$ 78	$ 94
Portfolio turnover rate E	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.43	$ 42.70	$ 35.76	$ 33.23	$ 29.78
Income from Investment Operations
Net investment income (loss) B	.17	.12	(.05)	.05 E	.19
Net realized and unrealized gain (loss)	7.51	(23.39)	6.99	2.63	3.50
Total from investment operations	7.68	(23.27)	6.94	2.68	3.69
Distributions from net investment income	-	-	-	(.15)	(.24)
Net asset value, end of period	$ 27.11	$ 19.43	$ 42.70	$ 35.76	$ 33.23
Total Return A	39.53%	(54.50)%	19.41%	8.10%	12.48%
Ratios to Average Net Assets C, F
Expenses before reductions	.46%	.70%	.71%	.62%	.76%
Expenses net of fee waivers, if any	.46%	.70%	.71%	.62%	.76%
Expenses net of all reductions	.46%	.70%	.71%	.61%	.71%
Net investment income (loss)	.79%	.33%	(.14)%	.16% E	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 31	$ 153	$ 117	$ 177
Portfolio turnover rate D	114%	126%	97%	121%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 275,485
Gross unrealized depreciation	(91,729)
Net unrealized appreciation (depreciation)	$ 183,756

Tax Cost	$ 1,283,216

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,202
Capital loss carryforward	$ (880,955)
Net unrealized appreciation (depreciation)	$ 183,758

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,350,298 and $1,483,580, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .16% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 512	$ 9
Class T	.25%	.25%	4,608	58
Class B	.75%	.25%	194	147
Class C	.75%	.25%	318	16
			$ 5,632	$ 230

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	22
Class B*	36
Class C*	1
$ 73

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 685.33
Class T	2,813.31
Class B	65.34
Class C	107.33
Institutional Class	65.24
	$ 3,735

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,791.47%		$ -*

* Amount represents less than one thousand.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $715.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39 for the period.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	951	1,161	$ 20,363	$ 40,900
Shares redeemed	(2,130)	(2,374)	(44,733)	(77,030)
Net increase (decrease)	(1,179)	(1,213)	$ (24,370)	$ (36,130)
Class T
Shares sold	4,293	4,620	$ 91,698	$ 156,111
Shares redeemed	(10,462)	(11,703)	(221,023)	(387,960)
Net increase (decrease)	(6,169)	(7,083)	$ (129,325)	$ (231,849)
Class B
Shares sold	142	117	$ 2,735	$ 3,743
Shares redeemed	(402)	(599)	(8,040)	(19,936)
Net increase (decrease)	(260)	(482)	$ (5,305)	$ (16,193)
Class C
Shares sold	163	214	$ 3,319	$ 7,275
Shares redeemed	(330)	(604)	(6,583)	(18,905)
Net increase (decrease)	(167)	(390)	$ (3,264)	$ (11,630)
Institutional Class
Shares sold	359	1,031	$ 7,629	$ 38,443
Shares redeemed	(1,011)	(3,003)	(21,779)	(79,425)
Net increase (decrease)	(652)	(1,972)	$ (14,150)	$ (40,982)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/14/09	12/11/09	$0.185	$0.02

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 and 2008 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GOI-UANN-0110
1.786690.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Large Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	42.41%	1.06%	-2.38%
Class T (incl. 3.50% sales charge)	45.44%	1.32%	-2.33%
Class B (incl. contingent deferred sales charge) A	44.95%	1.12%	-2.31%
Class C (incl. contingent deferred sales charge) B	48.84%	1.50%	-2.52%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund: The fund's Class A, Class T, Class B and Class C shares returned 51.10%, 50.71%, 49.95% and 49.84%, respectively (excluding sales charges), significantly outpacing the S&P 500 index. Good stock selection was the primary driver of the fund's strong performance, led by picks in the health care, industrials, financials, materials and consumer discretionary sectors. An overweighting in the financials sector hurt performance, although excellent stock selection overcame the negative effects of this positioning. The fund's large position in Inverness Medical Innovations, which was not in the S&P 500 index, provided the biggest individual boost to performance. A developer and producer of medical diagnostic tests, Inverness delivered better-than-expected earnings growth. The fund's underweighted position in integrated oil company Exxon Mobil proved beneficial, as investors looked for more-aggressive growth opportunities elsewhere. Corning, a leader in producing specialty glass for LCD television sets, appreciated sharply as demand for flat-panel sets increased faster than supply. Elsewhere, PNC Financial Services performed well as it improved earnings growth. However, several other financials holdings did not do well, including State Street, Wells Fargo and Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,243.00	$ 6.97
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.28
Class T	1.50%
Actual		$ 1,000.00	$ 1,242.00	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,239.20	$ 11.23
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,238.50	$ 11.22
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,246.00	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.1
Exxon Mobil Corp.	3.2	1.5
Cisco Systems, Inc.	3.2	2.7
Wells Fargo & Co.	3.1	3.6
Bank of America Corp.	3.0	2.8
Pfizer, Inc.	2.5	1.5
Inverness Medical Innovations, Inc.	2.0	3.6
PNC Financial Services Group, Inc.	2.0	1.3
Apple, Inc.	2.0	1.4
Johnson & Johnson	1.9	0.0
	26.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	21.8
Financials	20.6	20.9
Health Care	14.2	13.5
Consumer Discretionary	12.2	12.7
Energy	9.2	9.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 100.0%		Stocks 100.6%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.0%†		Short-Term Investments and Net Other Assets †† (0.7)%
* Foreign investments	8.6%	** Foreign investments	12.3%

† Amount represents less than 0.1%

†† Short-Term Investments and Net Other Assets are not included in the pie chart

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.0%
ArvinMeritor, Inc.	105,300	$ 853,983
Johnson Controls, Inc.	162,480	4,395,084
Tenneco, Inc. (a)	459,590	6,627,288
		11,876,355
Automobiles - 0.7%
Ford Motor Co. (a)	444,300	3,949,827
Harley-Davidson, Inc.	141,200	4,114,568
		8,064,395
Diversified Consumer Services - 0.3%
DeVry, Inc.	66,613	3,618,418
Household Durables - 1.5%
Black & Decker Corp.	44,300	2,688,567
KB Home (d)	461,051	6,247,241
Lennar Corp. Class A	243,000	3,078,810
Newell Rubbermaid, Inc.	412,317	5,982,720
		17,997,338
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	43,600	5,925,676
Leisure Equipment & Products - 0.2%
Brunswick Corp.	205,940	2,067,638
Media - 1.0%
McGraw-Hill Companies, Inc.	261,775	7,842,779
Viacom, Inc. Class B (non-vtg.) (a)	110,400	3,272,256
		11,115,035
Multiline Retail - 0.8%
Target Corp.	190,600	8,874,336
Specialty Retail - 5.4%
Best Buy Co., Inc.	202,950	8,692,349
Home Depot, Inc.	501,624	13,724,433
Lowe's Companies, Inc.	766,724	16,722,250
O'Reilly Automotive, Inc. (a)	58,790	2,279,876
RadioShack Corp.	12,849	242,332
Staples, Inc.	934,679	21,796,714
		63,457,954
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	344,934	8,281,865
TOTAL CONSUMER DISCRETIONARY		141,279,010
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.0%
Food & Staples Retailing - 3.4%
Costco Wholesale Corp.	400	$ 23,964
CVS Caremark Corp.	510,680	15,836,187
Wal-Mart Stores, Inc.	330,894	18,050,268
Walgreen Co.	156,000	6,066,840
		39,977,259
Food Products - 1.5%
Ausnutria Dairy Hunan Co. Ltd. Class H	395,000	319,064
Danone	127,783	7,637,684
Nestle SA (Reg.)	213,982	10,113,344
		18,070,092
Household Products - 1.6%
Procter & Gamble Co.	303,753	18,939,000
Tobacco - 1.5%
Lorillard, Inc.	35,100	2,734,641
Philip Morris International, Inc.	295,765	14,223,339
		16,957,980
TOTAL CONSUMER STAPLES		93,944,331
ENERGY - 9.2%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	106,900	4,355,106
Smith International, Inc.	190,200	5,169,636
Weatherford International Ltd. (a)	268,000	4,475,600
		14,000,342
Oil, Gas & Consumable Fuels - 8.0%
BG Group PLC	75,819	1,375,686
Chevron Corp.	279,200	21,788,768
Exxon Mobil Corp.	505,900	37,977,913
Imperial Oil Ltd.	61,500	2,362,695
Marathon Oil Corp.	290,523	9,476,860
Occidental Petroleum Corp.	172,600	13,944,354
Royal Dutch Shell PLC Class A sponsored ADR	117,300	7,009,848
		93,936,124
TOTAL ENERGY		107,936,466
Common Stocks - continued
	Shares	Value
FINANCIALS - 20.6%
Capital Markets - 3.0%
Bank of New York Mellon Corp.	240,364	$ 6,403,297
Charles Schwab Corp.	273,020	5,004,457
Goldman Sachs Group, Inc.	10,422	1,768,197
Morgan Stanley	275,005	8,684,658
Northern Trust Corp.	131,067	6,487,817
State Street Corp.	165,420	6,831,846
		35,180,272
Commercial Banks - 7.8%
BB&T Corp.	109,200	2,719,080
Comerica, Inc.	206,265	5,872,365
PNC Financial Services Group, Inc.	403,941	23,028,676
Regions Financial Corp.	1,000,300	5,861,758
Standard Chartered PLC (United Kingdom)	159,214	3,886,700
U.S. Bancorp, Delaware	563,000	13,585,190
Wells Fargo & Co.	1,305,199	36,597,780
		91,551,549
Diversified Financial Services - 8.0%
Bank of America Corp.	2,231,168	35,364,013
JPMorgan Chase & Co.	1,057,692	44,941,332
KKR Financial Holdings LLC	1,000,535	5,542,964
Moody's Corp. (d)	290,759	6,754,332
NBH Holdings Corp. Class A (a)(e)	45,700	959,700
		93,562,341
Insurance - 0.3%
Genworth Financial, Inc. Class A (a)	382,051	4,114,689
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	548,426	6,268,509
Jones Lang LaSalle, Inc.	55,180	2,807,007
		9,075,516
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)(d)	944,512	3,778,048
Radian Group, Inc.	942,109	4,211,227
		7,989,275
TOTAL FINANCIALS		241,473,642
HEALTH CARE - 14.2%
Biotechnology - 2.2%
Alnylam Pharmaceuticals, Inc. (a)(d)	41,555	698,540
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc. (a)	242,802	$ 13,681,893
Cephalon, Inc. (a)	10,475	575,601
Genzyme Corp. (a)	94,700	4,801,290
Vertex Pharmaceuticals, Inc. (a)	161,612	6,273,778
		26,031,102
Health Care Equipment & Supplies - 2.1%
Inverness Medical Innovations, Inc. (a)	568,617	23,910,325
St. Jude Medical, Inc. (a)	16,000	587,360
		24,497,685
Health Care Providers & Services - 1.8%
Express Scripts, Inc. (a)	104,700	8,983,260
McKesson Corp.	9,075	562,832
UnitedHealth Group, Inc.	295,100	8,460,517
WellPoint, Inc. (a)	54,850	2,963,546
		20,970,155
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	21,500	1,141,865
Pharmaceuticals - 8.0%
Abbott Laboratories	333,200	18,156,068
Allergan, Inc.	76,473	4,445,375
Johnson & Johnson	360,000	22,622,400
Merck & Co., Inc.	508,937	18,428,609
Pfizer, Inc.	1,634,100	29,691,597
		93,344,049
TOTAL HEALTH CARE		165,984,856
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	269,124	10,353,200
Lockheed Martin Corp.	15,717	1,213,824
Precision Castparts Corp.	15,600	1,617,408
Raytheon Co.	62,200	3,205,166
The Boeing Co.	33,800	1,771,458
		18,161,056
Air Freight & Logistics - 0.3%
TNT NV	62,900	1,824,543
United Parcel Service, Inc. Class B	35,300	2,028,691
		3,853,234
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.3%
Lennox International, Inc.	104,470	$ 3,877,926
Commercial Services & Supplies - 0.1%
Ritchie Brothers Auctioneers, Inc. (d)	70,500	1,679,310
Electrical Equipment - 0.2%
Emerson Electric Co.	41,500	1,718,515
Industrial Conglomerates - 0.4%
Siemens AG (Reg.)	6,006	592,312
Textron, Inc.	194,900	3,907,745
		4,500,057
Machinery - 2.8%
Cummins, Inc.	136,001	6,106,445
Deere & Co.	78,700	4,211,237
Ingersoll-Rand Co. Ltd.	457,800	16,192,386
PACCAR, Inc.	178,200	6,607,656
		33,117,724
Road & Rail - 0.9%
Union Pacific Corp.	161,900	10,241,794
TOTAL INDUSTRIALS		77,149,616
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 5.8%
Cisco Systems, Inc. (a)	1,605,800	37,575,720
Juniper Networks, Inc. (a)	346,208	9,046,415
QUALCOMM, Inc.	446,100	20,074,500
Research In Motion Ltd. (a)	28,300	1,638,287
		68,334,922
Computers & Peripherals - 3.7%
3PAR, Inc. (a)	56,500	579,125
Apple, Inc. (a)	114,700	22,929,677
EMC Corp. (a)	225,600	3,796,848
Hewlett-Packard Co.	297,900	14,614,974
International Business Machines Corp.	8,600	1,086,610
		43,007,234
Electronic Equipment & Components - 0.9%
Corning, Inc.	401,350	6,694,518
Tyco Electronics Ltd.	148,843	3,454,646
		10,149,164
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
Google, Inc. Class A (a)	28,750	$ 16,761,250
IT Services - 2.1%
Accenture PLC Class A	83,700	3,435,048
Cognizant Technology Solutions Corp. Class A (a)	137,893	6,057,639
Echo Global Logistics, Inc.	213,168	2,702,970
MasterCard, Inc. Class A	23,600	5,684,296
Paychex, Inc.	41,603	1,304,254
Visa, Inc. Class A	60,400	4,892,400
		24,076,607
Semiconductors & Semiconductor Equipment - 6.0%
Altera Corp.	313,000	6,582,390
Applied Materials, Inc.	330,397	4,067,187
ARM Holdings PLC sponsored ADR	67	517
ASM International NV (NASDAQ) (a)	77,200	1,760,160
ASML Holding NV (NY Shares)	299,400	9,278,406
Lam Research Corp. (a)	236,298	8,031,769
MEMC Electronic Materials, Inc. (a)	1,216,675	14,648,767
National Semiconductor Corp.	755,210	11,026,066
Samsung Electronics Co. Ltd.	2,630	1,624,849
Taiwan Semiconductor Manufacturing Co. Ltd.	2,393,679	4,537,111
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	814,640	8,464,110
		70,021,332
Software - 2.4%
Adobe Systems, Inc. (a)	300,612	10,545,469
Autonomy Corp. PLC (a)	386,276	9,054,792
Citrix Systems, Inc. (a)	67,100	2,561,878
Informatica Corp. (a)	102,400	2,298,880
Oracle Corp.	41,800	922,944
Salesforce.com, Inc. (a)	44,280	2,775,470
		28,159,433
TOTAL INFORMATION TECHNOLOGY		260,509,942
MATERIALS - 3.8%
Chemicals - 3.8%
Albemarle Corp.	182,374	6,155,123
Dow Chemical Co.	418,273	11,619,624
E.I. du Pont de Nemours & Co.	292,400	10,111,192
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	122,468	$ 9,889,291
W.R. Grace & Co. (a)	312,400	7,141,464
		44,916,694
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	4,500	121,230
Verizon Communications, Inc.	711,794	22,393,039
		22,514,269
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	599,300	2,223,403
TOTAL TELECOMMUNICATION SERVICES		24,737,672
UTILITIES - 1.0%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	174,400	5,613,936
Entergy Corp.	26,700	2,099,955
		7,713,891
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	290,863	3,705,595
TOTAL UTILITIES		11,419,486
TOTAL COMMON STOCKS (Cost $1,110,991,332)		1,169,351,715
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	14,300	1,213,056
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,193,836)		1,213,056
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
6% 9/30/14 (c)(f)	$ 1,480,000	$ 185,000
7.75% 6/1/15 (c)	3,200,000	0
		185,000
TOTAL CONVERTIBLE BONDS (Cost $326,150)		185,000
Money Market Funds - 0.8%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(g) (Cost $9,440,837)	9,440,837	9,440,837
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,121,952,155)		1,180,190,608
NET OTHER ASSETS - (0.8)%		(9,500,462)
NET ASSETS - 100%		$ 1,170,690,146
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $959,700 or 0.1% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,225
Fidelity Securities Lending Cash Central Fund	288,932
Total	$ 303,157
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,492,066	$ 142,492,066	$ -	$ -
Consumer Staples	93,944,331	93,944,331	-	-
Energy	107,936,466	107,936,466	-	-
Financials	241,473,642	240,513,942	959,700	-
Health Care	165,984,856	165,984,856	-	-
Industrials	77,149,616	76,557,304	592,312	-
Information Technology	260,509,942	260,509,942	-	-
Materials	44,916,694	44,916,694	-	-
Telecommunication Services	24,737,672	24,737,672	-	-
Utilities	11,419,486	11,419,486	-	-
Corporate Bonds	185,000	-	-	185,000
Money Market Funds	9,440,837	9,440,837	-	-
Total Investments in Securities	$ 1,180,190,608	$ 1,178,453,596	$ 1,552,012	$ 185,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,705,000
Total Realized Gain (Loss)	(2,225,168)
Total Unrealized Gain (Loss)	626,967
Cost of Purchases	-
Proceeds of Sales	(2,002,031)
Amortization/Accretion	-
Transfers in/out of Level 3	80,232
Ending Balance	$ 185,000
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ 626,967

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $221,358,877 all of which will expire on November 30, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $9,187,216) - See accompanying schedule: Unaffiliated issuers (cost $1,112,511,318)	$ 1,170,749,771
Fidelity Central Funds (cost $9,440,837)	9,440,837
Total Investments (cost $1,121,952,155)		$ 1,180,190,608
Receivable for investments sold		36,356,211
Receivable for fund shares sold		530,109
Dividends receivable		1,890,117
Distributions receivable from Fidelity Central Funds		6,975
Prepaid expenses		6,038
Other receivables		22,682
Total assets		1,219,002,740

Liabilities
Payable to custodian bank	$ 123,870
Payable for investments purchased	36,802,479
Payable for fund shares redeemed	962,565
Accrued management fee	558,223
Distribution fees payable	98,124
Other affiliated payables	274,199
Other payables and accrued expenses	52,297
Collateral on securities loaned, at value	9,440,837
Total liabilities		48,312,594

Net Assets		$ 1,170,690,146
Net Assets consist of:
Paid in capital		$ 1,358,429,725
Undistributed net investment income		6,882,305
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(252,846,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,224,762
Net Assets		$ 1,170,690,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($112,449,722 ÷ 7,403,226 shares)	$ 15.19

Maximum offering price per share (100/94.25 of $15.19)	$ 16.12
Class T: Net Asset Value and redemption price per share ($87,008,904 ÷ 5,748,428 shares)	$ 15.14

Maximum offering price per share (100/96.50 of $15.14)	$ 15.69
Class B: Net Asset Value and offering price per share ($21,907,214 ÷ 1,527,037 shares) A	$ 14.35

Class C: Net Asset Value and offering price per share ($24,649,702 ÷ 1,726,007 shares) A	$ 14.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($924,674,604 ÷ 59,087,307 shares)	$ 15.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 15,500,334
Interest		61,809
Income from Fidelity Central Funds		303,157
Total income		15,865,300

Expenses
Management fee Basic fee	$ 5,430,564
Performance adjustment	(556,667)
Transfer agent fees	2,675,924
Distribution fees	1,010,005
Accounting and security lending fees	363,670
Custodian fees and expenses	173,353
Independent trustees' compensation	6,785
Registration fees	67,031
Audit	66,995
Legal	4,171
Interest	3,342
Miscellaneous	19,637
Total expenses before reductions	9,264,810
Expense reductions	(109,258)	9,155,552
Net investment income (loss)		6,709,748
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,039,365
Foreign currency transactions	20,550
Total net realized gain (loss)		71,059,915
Change in net unrealized appreciation (depreciation) on: Investment securities	333,698,198
Assets and liabilities in foreign currencies	(6,993)
Total change in net unrealized appreciation (depreciation)		333,691,205
Net gain (loss)		404,751,120
Net increase (decrease) in net assets resulting from operations		$ 411,460,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,709,748	$ 9,287,173
Net realized gain (loss)	71,059,915	(317,064,214)
Change in net unrealized appreciation (depreciation)	333,691,205	(413,434,170)
Net increase (decrease) in net assets resulting from operations	411,460,868	(721,211,211)
Distributions to shareholders from net investment income	(10,053,467)	(4,649,063)
Distributions to shareholders from net realized gain	-	(62,539,435)
Total distributions	(10,053,467)	(67,188,498)
Share transactions - net increase (decrease)	(66,797,435)	348,237,688
Total increase (decrease) in net assets	334,609,966	(440,162,021)

Net Assets
Beginning of period	836,080,180	1,276,242,201
End of period (including undistributed net investment income of $6,882,305 and undistributed net investment income of $9,173,653, respectively)	$ 1,170,690,146	$ 836,080,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 20.95	$ 18.65	$ 16.55	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.06	.11	.08	.05	.01
Net realized and unrealized gain (loss)	5.08	(9.79)	2.25	2.05	2.04
Total from investment operations	5.14	(9.68)	2.33	2.10	2.05
Distributions from net investment income	(.08)	(.06)	(.03)	-	(.08)
Distributions from net realized gain	-	(1.08)	-	-	(.01)
Total distributions	(.08)	(1.14)	(.03)	-	(.09)
Net asset value, end of period	$ 15.19	$ 10.13	$ 20.95	$ 18.65	$ 16.55
Total Return A, B	51.10%	(48.83)%	12.49%	12.69%	14.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.12%	1.18%	1.22%	1.25%
Expenses net of fee waivers, if any	1.16%	1.12%	1.18%	1.22%	1.25%
Expenses net of all reductions	1.15%	1.11%	1.17%	1.20%	1.19%
Net investment income (loss)	.49%	.65%	.37%	.29%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 112,450	$ 85,997	$ 184,296	$ 111,667	$ 76,059
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 20.80	$ 18.54	$ 16.49	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.03	.07	.03	.02	(.01)
Net realized and unrealized gain (loss)	5.06	(9.74)	2.23	2.03	2.04
Total from investment operations	5.09	(9.67)	2.26	2.05	2.03
Distributions from net investment income	(.02)	-	-	-	(.04)
Distributions from net realized gain	-	(1.06)	-	-	(.01)
Total distributions	(.02)	(1.06)	-	-	(.05)
Net asset value, end of period	$ 15.14	$ 10.07	$ 20.80	$ 18.54	$ 16.49
Total Return A, B	50.71%	(48.96)%	12.19%	12.43%	14.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.38%	1.42%	1.41%	1.40%
Expenses net of fee waivers, if any	1.42%	1.38%	1.42%	1.41%	1.40%
Expenses net of all reductions	1.41%	1.37%	1.41%	1.40%	1.34%
Net investment income (loss)	.23%	.40%	.13%	.09%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,009	$ 67,701	$ 175,292	$ 152,145	$ 286,738
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 19.77	$ 17.71	$ 15.84	$ 13.98
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02)	(.07)	(.08)	(.10)
Net realized and unrealized gain (loss)	4.81	(9.26)	2.13	1.95	1.96
Total from investment operations	4.78	(9.28)	2.06	1.87	1.86
Distributions from net realized gain	-	(.92)	-	-	-
Net asset value, end of period	$ 14.35	$ 9.57	$ 19.77	$ 17.71	$ 15.84
Total Return A, B	49.95%	(49.20)%	11.63%	11.81%	13.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.88%	1.94%	1.99%	2.00%
Expenses net of fee waivers, if any	1.91%	1.88%	1.94%	1.99%	1.99%
Expenses net of all reductions	1.90%	1.87%	1.93%	1.97%	1.93%
Net investment income (loss)	(.26)%	(.10)%	(.39)%	(.48)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,907	$ 19,561	$ 55,779	$ 69,399	$ 77,731
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 19.73	$ 17.67	$ 15.80	$ 13.95
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02)	(.07)	(.08)	(.10)
Net realized and unrealized gain (loss)	4.78	(9.21)	2.13	1.95	1.95
Total from investment operations	4.75	(9.23)	2.06	1.87	1.85
Distributions from net realized gain	-	(.97)	-	-	-
Net asset value, end of period	$ 14.28	$ 9.53	$ 19.73	$ 17.67	$ 15.80
Total Return A, B	49.84%	(49.17)%	11.66%	11.84%	13.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.87%	1.92%	1.97%	1.99%
Expenses net of fee waivers, if any	1.91%	1.87%	1.92%	1.97%	1.99%
Expenses net of all reductions	1.90%	1.86%	1.91%	1.96%	1.94%
Net investment income (loss)	(.26)%	(.10)%	(.38)%	(.47)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,650	$ 25,421	$ 49,262	$ 44,193	$ 42,084
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 21.62	$ 19.24	$ 17.04	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.16	.14	.11	.07
Net realized and unrealized gain (loss)	5.22	(10.10)	2.33	2.11	2.10
Total from investment operations	5.32	(9.94)	2.47	2.22	2.17
Distributions from net investment income	(.15)	(.12)	(.09)	(.02)	(.12)
Distributions from net realized gain	-	(1.08)	-	-	(.01)
Total distributions	(.15)	(1.20)	(.09)	(.02)	(.13)
Net asset value, end of period	$ 15.65	$ 10.48	$ 21.62	$ 19.24	$ 17.04
Total Return A	51.54%	(48.66)%	12.87%	13.04%	14.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.80%	.85%	.88%	.87%
Expenses net of fee waivers, if any	.84%	.80%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.79%	.84%	.86%	.82%
Net investment income (loss)	.82%	.98%	.70%	.63%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 924,675	$ 637,400	$ 811,613	$ 509,612	$ 399,610
Portfolio turnover rate D	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 101,259,420
Gross unrealized depreciation	(74,508,763)
Net unrealized appreciation (depreciation)	$ 26,750,657

Tax Cost	$ 1,153,439,951

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,882,333
Capital loss carryforward	$ (221,358,877)
Net unrealized appreciation (depreciation)	$ 26,736,966

The tax character of distributions paid was as follows:

	November 30, 2009	November 30,2008
Ordinary Income	$ 10,053,467	$ 19,498,970
Long-term Capital Gains	-	47,689,528
Total	$ 10,053,467	$ 67,188,498

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,779,823,443 and $1,844,355,085, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 229,053	$ 6,551
Class T	.25%	.25%	365,844	4,429
Class B	.75%	.25%	194,675	146,717
Class C	.75%	.25%	220,433	18,803
			$ 1,010,005	$ 176,500

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,635
Class T	12,028
Class B*	34,272
Class C*	1,310
$ 67,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 304,643.33
Class T	253,565.35
Class B	65,558.34
Class C	73,518.33
Institutional Class	1,978,640.26
	$ 2,675,924

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $142,430 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,575,918.43%		$ 3,243

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,771 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $288,932.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,634,000. The weighted average interest rate was .63%. The interest expense amounted to $99 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108,181 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,077.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 622,468	$ 541,179
Class T	160,415	-
Institutional Class	9,270,584	4,107,884
Total	$ 10,053,467	$ 4,649,063
From net realized gain
Class A	$ -	$ 9,593,789
Class T	-	8,989,776
Class B	-	2,589,683
Class C	-	2,438,700
Institutional Class	-	38,927,487
Total	$ -	$ 62,539,435

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	1,885,764	3,411,688	$ 22,797,132	$ 58,171,897
Reinvestment of distributions	57,989	482,394	576,409	9,491,809
Shares redeemed	(3,026,847)	(4,204,007)	(34,103,196)	(67,307,515)
Net increase (decrease)	(1,083,094)	(309,925)	$ (10,729,655)	$ 356,191
Class T
Shares sold	1,256,410	1,440,307	$ 15,197,545	$ 23,874,202
Reinvestment of distributions	15,680	447,787	155,707	8,777,162
Shares redeemed	(2,245,035)	(3,593,235)	(26,216,218)	(58,215,652)
Net increase (decrease)	(972,945)	(1,705,141)	$ (10,862,966)	$ (25,564,288)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class B
Shares sold	254,555	229,276	$ 2,827,009	$ 3,621,454
Reinvestment of distributions	-	127,824	-	2,390,879
Shares redeemed	(771,372)	(1,134,145)	(8,254,555)	(17,730,105)
Net increase (decrease)	(516,817)	(777,045)	$ (5,427,546)	$ (11,717,772)
Class C
Shares sold	318,218	1,109,179	$ 3,541,174	$ 16,870,991
Reinvestment of distributions	-	113,261	-	2,109,188
Shares redeemed	(1,260,469)	(1,050,389)	(12,264,213)	(16,175,949)
Net increase (decrease)	(942,251)	172,051	$ (8,723,039)	$ 2,804,230
Institutional Class
Shares sold	8,350,638	27,910,748	$ 95,605,932	$ 461,646,216
Reinvestment of distributions	904,349	2,109,268	9,233,477	42,798,292
Shares redeemed	(10,979,748)	(6,748,494)	(135,893,638)	(122,085,181)
Net increase (decrease)	(1,724,761)	23,271,522	$ (31,054,229)	$ 382,359,327

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund and Fidelity Advisor Freedom 2030 Fund were owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 61% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	01/11/10	01/08/10	$ 0.016	$ 0.00
Class T	01/11/10	01/08/10	$ 0.023	$ 0.00
Class B	01/11/10	01/08/10	$ 0.00	$ 0.00
Class C	01/11/10	01/08/10	$ 0.00	$ 0.00

Class A, Class T, and Class I designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LC-UANN-0110
1.786691.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Large Cap
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	51.54%	2.61%	-1.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund: The fund's Institutional Class shares returned 51.54%, significantly outpacing the S&P 500 index. Good stock selection was the primary driver of the fund's strong performance, led by picks in the health care, industrials, financials, materials and consumer discretionary sectors. An overweighting in the financials sector hurt performance, although excellent stock selection overcame the negative effects of this positioning. The fund's large position in Inverness Medical Innovations, which was not in the S&P 500 index, provided the biggest individual boost to performance. A developer and producer of medical diagnostic tests, Inverness delivered better-than-expected earnings growth. The fund's underweighted position in integrated oil company Exxon Mobil proved beneficial, as investors looked for more-aggressive growth opportunities elsewhere. Corning, a leader in producing specialty glass for LCD television sets, appreciated sharply as demand for flat-panel sets increased faster than supply. Elsewhere, PNC Financial Services performed well as it improved earnings growth. However, several other financials holdings did not do well, including State Street, Wells Fargo and Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,243.00	$ 6.97
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.28
Class T	1.50%
Actual		$ 1,000.00	$ 1,242.00	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,239.20	$ 11.23
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,238.50	$ 11.22
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,246.00	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.1
Exxon Mobil Corp.	3.2	1.5
Cisco Systems, Inc.	3.2	2.7
Wells Fargo & Co.	3.1	3.6
Bank of America Corp.	3.0	2.8
Pfizer, Inc.	2.5	1.5
Inverness Medical Innovations, Inc.	2.0	3.6
PNC Financial Services Group, Inc.	2.0	1.3
Apple, Inc.	2.0	1.4
Johnson & Johnson	1.9	0.0
	26.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	21.8
Financials	20.6	20.9
Health Care	14.2	13.5
Consumer Discretionary	12.2	12.7
Energy	9.2	9.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 100.0%		Stocks 100.6%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.0%†		Short-Term Investments and Net Other Assets †† (0.7)%
* Foreign investments	8.6%	** Foreign investments	12.3%

† Amount represents less than 0.1%

†† Short-Term Investments and Net Other Assets are not included in the pie chart

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.0%
ArvinMeritor, Inc.	105,300	$ 853,983
Johnson Controls, Inc.	162,480	4,395,084
Tenneco, Inc. (a)	459,590	6,627,288
		11,876,355
Automobiles - 0.7%
Ford Motor Co. (a)	444,300	3,949,827
Harley-Davidson, Inc.	141,200	4,114,568
		8,064,395
Diversified Consumer Services - 0.3%
DeVry, Inc.	66,613	3,618,418
Household Durables - 1.5%
Black & Decker Corp.	44,300	2,688,567
KB Home (d)	461,051	6,247,241
Lennar Corp. Class A	243,000	3,078,810
Newell Rubbermaid, Inc.	412,317	5,982,720
		17,997,338
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	43,600	5,925,676
Leisure Equipment & Products - 0.2%
Brunswick Corp.	205,940	2,067,638
Media - 1.0%
McGraw-Hill Companies, Inc.	261,775	7,842,779
Viacom, Inc. Class B (non-vtg.) (a)	110,400	3,272,256
		11,115,035
Multiline Retail - 0.8%
Target Corp.	190,600	8,874,336
Specialty Retail - 5.4%
Best Buy Co., Inc.	202,950	8,692,349
Home Depot, Inc.	501,624	13,724,433
Lowe's Companies, Inc.	766,724	16,722,250
O'Reilly Automotive, Inc. (a)	58,790	2,279,876
RadioShack Corp.	12,849	242,332
Staples, Inc.	934,679	21,796,714
		63,457,954
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	344,934	8,281,865
TOTAL CONSUMER DISCRETIONARY		141,279,010
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.0%
Food & Staples Retailing - 3.4%
Costco Wholesale Corp.	400	$ 23,964
CVS Caremark Corp.	510,680	15,836,187
Wal-Mart Stores, Inc.	330,894	18,050,268
Walgreen Co.	156,000	6,066,840
		39,977,259
Food Products - 1.5%
Ausnutria Dairy Hunan Co. Ltd. Class H	395,000	319,064
Danone	127,783	7,637,684
Nestle SA (Reg.)	213,982	10,113,344
		18,070,092
Household Products - 1.6%
Procter & Gamble Co.	303,753	18,939,000
Tobacco - 1.5%
Lorillard, Inc.	35,100	2,734,641
Philip Morris International, Inc.	295,765	14,223,339
		16,957,980
TOTAL CONSUMER STAPLES		93,944,331
ENERGY - 9.2%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	106,900	4,355,106
Smith International, Inc.	190,200	5,169,636
Weatherford International Ltd. (a)	268,000	4,475,600
		14,000,342
Oil, Gas & Consumable Fuels - 8.0%
BG Group PLC	75,819	1,375,686
Chevron Corp.	279,200	21,788,768
Exxon Mobil Corp.	505,900	37,977,913
Imperial Oil Ltd.	61,500	2,362,695
Marathon Oil Corp.	290,523	9,476,860
Occidental Petroleum Corp.	172,600	13,944,354
Royal Dutch Shell PLC Class A sponsored ADR	117,300	7,009,848
		93,936,124
TOTAL ENERGY		107,936,466
Common Stocks - continued
	Shares	Value
FINANCIALS - 20.6%
Capital Markets - 3.0%
Bank of New York Mellon Corp.	240,364	$ 6,403,297
Charles Schwab Corp.	273,020	5,004,457
Goldman Sachs Group, Inc.	10,422	1,768,197
Morgan Stanley	275,005	8,684,658
Northern Trust Corp.	131,067	6,487,817
State Street Corp.	165,420	6,831,846
		35,180,272
Commercial Banks - 7.8%
BB&T Corp.	109,200	2,719,080
Comerica, Inc.	206,265	5,872,365
PNC Financial Services Group, Inc.	403,941	23,028,676
Regions Financial Corp.	1,000,300	5,861,758
Standard Chartered PLC (United Kingdom)	159,214	3,886,700
U.S. Bancorp, Delaware	563,000	13,585,190
Wells Fargo & Co.	1,305,199	36,597,780
		91,551,549
Diversified Financial Services - 8.0%
Bank of America Corp.	2,231,168	35,364,013
JPMorgan Chase & Co.	1,057,692	44,941,332
KKR Financial Holdings LLC	1,000,535	5,542,964
Moody's Corp. (d)	290,759	6,754,332
NBH Holdings Corp. Class A (a)(e)	45,700	959,700
		93,562,341
Insurance - 0.3%
Genworth Financial, Inc. Class A (a)	382,051	4,114,689
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	548,426	6,268,509
Jones Lang LaSalle, Inc.	55,180	2,807,007
		9,075,516
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)(d)	944,512	3,778,048
Radian Group, Inc.	942,109	4,211,227
		7,989,275
TOTAL FINANCIALS		241,473,642
HEALTH CARE - 14.2%
Biotechnology - 2.2%
Alnylam Pharmaceuticals, Inc. (a)(d)	41,555	698,540
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc. (a)	242,802	$ 13,681,893
Cephalon, Inc. (a)	10,475	575,601
Genzyme Corp. (a)	94,700	4,801,290
Vertex Pharmaceuticals, Inc. (a)	161,612	6,273,778
		26,031,102
Health Care Equipment & Supplies - 2.1%
Inverness Medical Innovations, Inc. (a)	568,617	23,910,325
St. Jude Medical, Inc. (a)	16,000	587,360
		24,497,685
Health Care Providers & Services - 1.8%
Express Scripts, Inc. (a)	104,700	8,983,260
McKesson Corp.	9,075	562,832
UnitedHealth Group, Inc.	295,100	8,460,517
WellPoint, Inc. (a)	54,850	2,963,546
		20,970,155
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	21,500	1,141,865
Pharmaceuticals - 8.0%
Abbott Laboratories	333,200	18,156,068
Allergan, Inc.	76,473	4,445,375
Johnson & Johnson	360,000	22,622,400
Merck & Co., Inc.	508,937	18,428,609
Pfizer, Inc.	1,634,100	29,691,597
		93,344,049
TOTAL HEALTH CARE		165,984,856
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	269,124	10,353,200
Lockheed Martin Corp.	15,717	1,213,824
Precision Castparts Corp.	15,600	1,617,408
Raytheon Co.	62,200	3,205,166
The Boeing Co.	33,800	1,771,458
		18,161,056
Air Freight & Logistics - 0.3%
TNT NV	62,900	1,824,543
United Parcel Service, Inc. Class B	35,300	2,028,691
		3,853,234
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.3%
Lennox International, Inc.	104,470	$ 3,877,926
Commercial Services & Supplies - 0.1%
Ritchie Brothers Auctioneers, Inc. (d)	70,500	1,679,310
Electrical Equipment - 0.2%
Emerson Electric Co.	41,500	1,718,515
Industrial Conglomerates - 0.4%
Siemens AG (Reg.)	6,006	592,312
Textron, Inc.	194,900	3,907,745
		4,500,057
Machinery - 2.8%
Cummins, Inc.	136,001	6,106,445
Deere & Co.	78,700	4,211,237
Ingersoll-Rand Co. Ltd.	457,800	16,192,386
PACCAR, Inc.	178,200	6,607,656
		33,117,724
Road & Rail - 0.9%
Union Pacific Corp.	161,900	10,241,794
TOTAL INDUSTRIALS		77,149,616
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 5.8%
Cisco Systems, Inc. (a)	1,605,800	37,575,720
Juniper Networks, Inc. (a)	346,208	9,046,415
QUALCOMM, Inc.	446,100	20,074,500
Research In Motion Ltd. (a)	28,300	1,638,287
		68,334,922
Computers & Peripherals - 3.7%
3PAR, Inc. (a)	56,500	579,125
Apple, Inc. (a)	114,700	22,929,677
EMC Corp. (a)	225,600	3,796,848
Hewlett-Packard Co.	297,900	14,614,974
International Business Machines Corp.	8,600	1,086,610
		43,007,234
Electronic Equipment & Components - 0.9%
Corning, Inc.	401,350	6,694,518
Tyco Electronics Ltd.	148,843	3,454,646
		10,149,164
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
Google, Inc. Class A (a)	28,750	$ 16,761,250
IT Services - 2.1%
Accenture PLC Class A	83,700	3,435,048
Cognizant Technology Solutions Corp. Class A (a)	137,893	6,057,639
Echo Global Logistics, Inc.	213,168	2,702,970
MasterCard, Inc. Class A	23,600	5,684,296
Paychex, Inc.	41,603	1,304,254
Visa, Inc. Class A	60,400	4,892,400
		24,076,607
Semiconductors & Semiconductor Equipment - 6.0%
Altera Corp.	313,000	6,582,390
Applied Materials, Inc.	330,397	4,067,187
ARM Holdings PLC sponsored ADR	67	517
ASM International NV (NASDAQ) (a)	77,200	1,760,160
ASML Holding NV (NY Shares)	299,400	9,278,406
Lam Research Corp. (a)	236,298	8,031,769
MEMC Electronic Materials, Inc. (a)	1,216,675	14,648,767
National Semiconductor Corp.	755,210	11,026,066
Samsung Electronics Co. Ltd.	2,630	1,624,849
Taiwan Semiconductor Manufacturing Co. Ltd.	2,393,679	4,537,111
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	814,640	8,464,110
		70,021,332
Software - 2.4%
Adobe Systems, Inc. (a)	300,612	10,545,469
Autonomy Corp. PLC (a)	386,276	9,054,792
Citrix Systems, Inc. (a)	67,100	2,561,878
Informatica Corp. (a)	102,400	2,298,880
Oracle Corp.	41,800	922,944
Salesforce.com, Inc. (a)	44,280	2,775,470
		28,159,433
TOTAL INFORMATION TECHNOLOGY		260,509,942
MATERIALS - 3.8%
Chemicals - 3.8%
Albemarle Corp.	182,374	6,155,123
Dow Chemical Co.	418,273	11,619,624
E.I. du Pont de Nemours & Co.	292,400	10,111,192
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	122,468	$ 9,889,291
W.R. Grace & Co. (a)	312,400	7,141,464
		44,916,694
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	4,500	121,230
Verizon Communications, Inc.	711,794	22,393,039
		22,514,269
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	599,300	2,223,403
TOTAL TELECOMMUNICATION SERVICES		24,737,672
UTILITIES - 1.0%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	174,400	5,613,936
Entergy Corp.	26,700	2,099,955
		7,713,891
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	290,863	3,705,595
TOTAL UTILITIES		11,419,486
TOTAL COMMON STOCKS (Cost $1,110,991,332)		1,169,351,715
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	14,300	1,213,056
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,193,836)		1,213,056
Convertible Bonds - 0.0%
	Principal Amount	Value
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
6% 9/30/14 (c)(f)	$ 1,480,000	$ 185,000
7.75% 6/1/15 (c)	3,200,000	0
		185,000
TOTAL CONVERTIBLE BONDS (Cost $326,150)		185,000
Money Market Funds - 0.8%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(g) (Cost $9,440,837)	9,440,837	9,440,837
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,121,952,155)		1,180,190,608
NET OTHER ASSETS - (0.8)%		(9,500,462)
NET ASSETS - 100%		$ 1,170,690,146
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $959,700 or 0.1% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,225
Fidelity Securities Lending Cash Central Fund	288,932
Total	$ 303,157
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,492,066	$ 142,492,066	$ -	$ -
Consumer Staples	93,944,331	93,944,331	-	-
Energy	107,936,466	107,936,466	-	-
Financials	241,473,642	240,513,942	959,700	-
Health Care	165,984,856	165,984,856	-	-
Industrials	77,149,616	76,557,304	592,312	-
Information Technology	260,509,942	260,509,942	-	-
Materials	44,916,694	44,916,694	-	-
Telecommunication Services	24,737,672	24,737,672	-	-
Utilities	11,419,486	11,419,486	-	-
Corporate Bonds	185,000	-	-	185,000
Money Market Funds	9,440,837	9,440,837	-	-
Total Investments in Securities	$ 1,180,190,608	$ 1,178,453,596	$ 1,552,012	$ 185,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,705,000
Total Realized Gain (Loss)	(2,225,168)
Total Unrealized Gain (Loss)	626,967
Cost of Purchases	-
Proceeds of Sales	(2,002,031)
Amortization/Accretion	-
Transfers in/out of Level 3	80,232
Ending Balance	$ 185,000
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ 626,967

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $221,358,877 all of which will expire on November 30, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $9,187,216) - See accompanying schedule: Unaffiliated issuers (cost $1,112,511,318)	$ 1,170,749,771
Fidelity Central Funds (cost $9,440,837)	9,440,837
Total Investments (cost $1,121,952,155)		$ 1,180,190,608
Receivable for investments sold		36,356,211
Receivable for fund shares sold		530,109
Dividends receivable		1,890,117
Distributions receivable from Fidelity Central Funds		6,975
Prepaid expenses		6,038
Other receivables		22,682
Total assets		1,219,002,740

Liabilities
Payable to custodian bank	$ 123,870
Payable for investments purchased	36,802,479
Payable for fund shares redeemed	962,565
Accrued management fee	558,223
Distribution fees payable	98,124
Other affiliated payables	274,199
Other payables and accrued expenses	52,297
Collateral on securities loaned, at value	9,440,837
Total liabilities		48,312,594

Net Assets		$ 1,170,690,146
Net Assets consist of:
Paid in capital		$ 1,358,429,725
Undistributed net investment income		6,882,305
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(252,846,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,224,762
Net Assets		$ 1,170,690,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($112,449,722 ÷ 7,403,226 shares)	$ 15.19

Maximum offering price per share (100/94.25 of $15.19)	$ 16.12
Class T: Net Asset Value and redemption price per share ($87,008,904 ÷ 5,748,428 shares)	$ 15.14

Maximum offering price per share (100/96.50 of $15.14)	$ 15.69
Class B: Net Asset Value and offering price per share ($21,907,214 ÷ 1,527,037 shares) A	$ 14.35

Class C: Net Asset Value and offering price per share ($24,649,702 ÷ 1,726,007 shares) A	$ 14.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($924,674,604 ÷ 59,087,307 shares)	$ 15.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 15,500,334
Interest		61,809
Income from Fidelity Central Funds		303,157
Total income		15,865,300

Expenses
Management fee Basic fee	$ 5,430,564
Performance adjustment	(556,667)
Transfer agent fees	2,675,924
Distribution fees	1,010,005
Accounting and security lending fees	363,670
Custodian fees and expenses	173,353
Independent trustees' compensation	6,785
Registration fees	67,031
Audit	66,995
Legal	4,171
Interest	3,342
Miscellaneous	19,637
Total expenses before reductions	9,264,810
Expense reductions	(109,258)	9,155,552
Net investment income (loss)		6,709,748
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,039,365
Foreign currency transactions	20,550
Total net realized gain (loss)		71,059,915
Change in net unrealized appreciation (depreciation) on: Investment securities	333,698,198
Assets and liabilities in foreign currencies	(6,993)
Total change in net unrealized appreciation (depreciation)		333,691,205
Net gain (loss)		404,751,120
Net increase (decrease) in net assets resulting from operations		$ 411,460,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,709,748	$ 9,287,173
Net realized gain (loss)	71,059,915	(317,064,214)
Change in net unrealized appreciation (depreciation)	333,691,205	(413,434,170)
Net increase (decrease) in net assets resulting from operations	411,460,868	(721,211,211)
Distributions to shareholders from net investment income	(10,053,467)	(4,649,063)
Distributions to shareholders from net realized gain	-	(62,539,435)
Total distributions	(10,053,467)	(67,188,498)
Share transactions - net increase (decrease)	(66,797,435)	348,237,688
Total increase (decrease) in net assets	334,609,966	(440,162,021)

Net Assets
Beginning of period	836,080,180	1,276,242,201
End of period (including undistributed net investment income of $6,882,305 and undistributed net investment income of $9,173,653, respectively)	$ 1,170,690,146	$ 836,080,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 20.95	$ 18.65	$ 16.55	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.06	.11	.08	.05	.01
Net realized and unrealized gain (loss)	5.08	(9.79)	2.25	2.05	2.04
Total from investment operations	5.14	(9.68)	2.33	2.10	2.05
Distributions from net investment income	(.08)	(.06)	(.03)	-	(.08)
Distributions from net realized gain	-	(1.08)	-	-	(.01)
Total distributions	(.08)	(1.14)	(.03)	-	(.09)
Net asset value, end of period	$ 15.19	$ 10.13	$ 20.95	$ 18.65	$ 16.55
Total Return A, B	51.10%	(48.83)%	12.49%	12.69%	14.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.12%	1.18%	1.22%	1.25%
Expenses net of fee waivers, if any	1.16%	1.12%	1.18%	1.22%	1.25%
Expenses net of all reductions	1.15%	1.11%	1.17%	1.20%	1.19%
Net investment income (loss)	.49%	.65%	.37%	.29%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 112,450	$ 85,997	$ 184,296	$ 111,667	$ 76,059
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 20.80	$ 18.54	$ 16.49	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.03	.07	.03	.02	(.01)
Net realized and unrealized gain (loss)	5.06	(9.74)	2.23	2.03	2.04
Total from investment operations	5.09	(9.67)	2.26	2.05	2.03
Distributions from net investment income	(.02)	-	-	-	(.04)
Distributions from net realized gain	-	(1.06)	-	-	(.01)
Total distributions	(.02)	(1.06)	-	-	(.05)
Net asset value, end of period	$ 15.14	$ 10.07	$ 20.80	$ 18.54	$ 16.49
Total Return A, B	50.71%	(48.96)%	12.19%	12.43%	14.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.38%	1.42%	1.41%	1.40%
Expenses net of fee waivers, if any	1.42%	1.38%	1.42%	1.41%	1.40%
Expenses net of all reductions	1.41%	1.37%	1.41%	1.40%	1.34%
Net investment income (loss)	.23%	.40%	.13%	.09%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,009	$ 67,701	$ 175,292	$ 152,145	$ 286,738
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 19.77	$ 17.71	$ 15.84	$ 13.98
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02)	(.07)	(.08)	(.10)
Net realized and unrealized gain (loss)	4.81	(9.26)	2.13	1.95	1.96
Total from investment operations	4.78	(9.28)	2.06	1.87	1.86
Distributions from net realized gain	-	(.92)	-	-	-
Net asset value, end of period	$ 14.35	$ 9.57	$ 19.77	$ 17.71	$ 15.84
Total Return A, B	49.95%	(49.20)%	11.63%	11.81%	13.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.88%	1.94%	1.99%	2.00%
Expenses net of fee waivers, if any	1.91%	1.88%	1.94%	1.99%	1.99%
Expenses net of all reductions	1.90%	1.87%	1.93%	1.97%	1.93%
Net investment income (loss)	(.26)%	(.10)%	(.39)%	(.48)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,907	$ 19,561	$ 55,779	$ 69,399	$ 77,731
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 19.73	$ 17.67	$ 15.80	$ 13.95
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02)	(.07)	(.08)	(.10)
Net realized and unrealized gain (loss)	4.78	(9.21)	2.13	1.95	1.95
Total from investment operations	4.75	(9.23)	2.06	1.87	1.85
Distributions from net realized gain	-	(.97)	-	-	-
Net asset value, end of period	$ 14.28	$ 9.53	$ 19.73	$ 17.67	$ 15.80
Total Return A, B	49.84%	(49.17)%	11.66%	11.84%	13.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.87%	1.92%	1.97%	1.99%
Expenses net of fee waivers, if any	1.91%	1.87%	1.92%	1.97%	1.99%
Expenses net of all reductions	1.90%	1.86%	1.91%	1.96%	1.94%
Net investment income (loss)	(.26)%	(.10)%	(.38)%	(.47)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,650	$ 25,421	$ 49,262	$ 44,193	$ 42,084
Portfolio turnover rate E	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 21.62	$ 19.24	$ 17.04	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.16	.14	.11	.07
Net realized and unrealized gain (loss)	5.22	(10.10)	2.33	2.11	2.10
Total from investment operations	5.32	(9.94)	2.47	2.22	2.17
Distributions from net investment income	(.15)	(.12)	(.09)	(.02)	(.12)
Distributions from net realized gain	-	(1.08)	-	-	(.01)
Total distributions	(.15)	(1.20)	(.09)	(.02)	(.13)
Net asset value, end of period	$ 15.65	$ 10.48	$ 21.62	$ 19.24	$ 17.04
Total Return A	51.54%	(48.66)%	12.87%	13.04%	14.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.80%	.85%	.88%	.87%
Expenses net of fee waivers, if any	.84%	.80%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.79%	.84%	.86%	.82%
Net investment income (loss)	.82%	.98%	.70%	.63%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 924,675	$ 637,400	$ 811,613	$ 509,612	$ 399,610
Portfolio turnover rate D	185%	141%	117%	92%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 101,259,420
Gross unrealized depreciation	(74,508,763)
Net unrealized appreciation (depreciation)	$ 26,750,657

Tax Cost	$ 1,153,439,951

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,882,333
Capital loss carryforward	$ (221,358,877)
Net unrealized appreciation (depreciation)	$ 26,736,966

The tax character of distributions paid was as follows:

	November 30, 2009	November 30,2008
Ordinary Income	$ 10,053,467	$ 19,498,970
Long-term Capital Gains	-	47,689,528
Total	$ 10,053,467	$ 67,188,498

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,779,823,443 and $1,844,355,085, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 229,053	$ 6,551
Class T	.25%	.25%	365,844	4,429
Class B	.75%	.25%	194,675	146,717
Class C	.75%	.25%	220,433	18,803
			$ 1,010,005	$ 176,500

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,635
Class T	12,028
Class B*	34,272
Class C*	1,310
$ 67,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 304,643.33
Class T	253,565.35
Class B	65,558.34
Class C	73,518.33
Institutional Class	1,978,640.26
	$ 2,675,924

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $142,430 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,575,918.43%		$ 3,243

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,771 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $288,932.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,634,000. The weighted average interest rate was .63%. The interest expense amounted to $99 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108,181 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,077.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 622,468	$ 541,179
Class T	160,415	-
Institutional Class	9,270,584	4,107,884
Total	$ 10,053,467	$ 4,649,063
From net realized gain
Class A	$ -	$ 9,593,789
Class T	-	8,989,776
Class B	-	2,589,683
Class C	-	2,438,700
Institutional Class	-	38,927,487
Total	$ -	$ 62,539,435

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	1,885,764	3,411,688	$ 22,797,132	$ 58,171,897
Reinvestment of distributions	57,989	482,394	576,409	9,491,809
Shares redeemed	(3,026,847)	(4,204,007)	(34,103,196)	(67,307,515)
Net increase (decrease)	(1,083,094)	(309,925)	$ (10,729,655)	$ 356,191
Class T
Shares sold	1,256,410	1,440,307	$ 15,197,545	$ 23,874,202
Reinvestment of distributions	15,680	447,787	155,707	8,777,162
Shares redeemed	(2,245,035)	(3,593,235)	(26,216,218)	(58,215,652)
Net increase (decrease)	(972,945)	(1,705,141)	$ (10,862,966)	$ (25,564,288)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class B
Shares sold	254,555	229,276	$ 2,827,009	$ 3,621,454
Reinvestment of distributions	-	127,824	-	2,390,879
Shares redeemed	(771,372)	(1,134,145)	(8,254,555)	(17,730,105)
Net increase (decrease)	(516,817)	(777,045)	$ (5,427,546)	$ (11,717,772)
Class C
Shares sold	318,218	1,109,179	$ 3,541,174	$ 16,870,991
Reinvestment of distributions	-	113,261	-	2,109,188
Shares redeemed	(1,260,469)	(1,050,389)	(12,264,213)	(16,175,949)
Net increase (decrease)	(942,251)	172,051	$ (8,723,039)	$ 2,804,230
Institutional Class
Shares sold	8,350,638	27,910,748	$ 95,605,932	$ 461,646,216
Reinvestment of distributions	904,349	2,109,268	9,233,477	42,798,292
Shares redeemed	(10,979,748)	(6,748,494)	(135,893,638)	(122,085,181)
Net increase (decrease)	(1,724,761)	23,271,522	$ (31,054,229)	$ 382,359,327

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund and Fidelity Advisor Freedom 2030 Fund were owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 61% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Inst Class	01/11/10	01/08/10	$ 0.012	$ 0.00

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LCI-UANN-0110
1.786692.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Mid Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	41.11%	-2.17%	4.50%
Class T (incl. 3.50% sales charge)	44.12%	-1.89%	4.57%
Class B (incl. contingent deferred sales charge) A	43.56%	-2.06%	4.56%
Class C (incl. contingent deferred sales charge) B	47.56%	-1.74%	4.36%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 49.71%, 49.34%, 48.56% and 48.56%, respectively (excluding sales charges), versus 35.53% for the Standard & Poor's® MidCap 400 Index. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises - a consumer discretionary holding - recovered off a very low valuation. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a relative lack of exposure to banks early in the period and an overweighting in diversified financials. BM&F was not in the portfolio at period end. All of these stocks were out-of-benchmark holdings. Within industrials, stock picking in transportation was effective, while underweighting the lagging utilities sector helped as well. The fund's foreign holdings were another positive, bolstered in part by a weaker dollar. In contrast, security selection in energy and technology hurt, as did the fund's modest cash position. The biggest individual detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment. Restaurant company Wendy's/Arby's Group hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	.89%
Actual		$ 1,000.00	$ 1,180.70	$ 4.87
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.05%
Actual		$ 1,000.00	$ 1,179.70	$ 5.74
Hypothetical A		$ 1,000.00	$ 1,019.80	$ 5.32
Class B	1.67%
Actual		$ 1,000.00	$ 1,175.60	$ 9.11
Hypothetical A		$ 1,000.00	$ 1,016.70	$ 8.44
Class C	1.64%
Actual		$ 1,000.00	$ 1,176.50	$ 8.95
Hypothetical A		$ 1,000.00	$ 1,016.85	$ 8.29
Institutional Class	.54%
Actual		$ 1,000.00	$ 1,182.40	$ 2.95
Hypothetical A		$ 1,000.00	$ 1,022.36	$ 2.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
DeVry, Inc.	4.0	2.8
Fiserv, Inc.	3.5	3.0
CSX Corp.	3.2	2.2
Edwards Lifesciences Corp.	2.7	2.2
Harman International Industries, Inc.	2.6	0.0
Juniper Networks, Inc.	2.6	3.1
Wendy's/Arby's Group, Inc.	2.6	3.1
Janus Capital Group, Inc.	2.6	1.0
Dow Chemical Co.	2.3	0.0
Starbucks Corp.	2.3	2.0
	28.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.7	18.1
Financials	17.4	15.6
Information Technology	16.0	18.4
Industrials	12.3	8.2
Energy	7.0	12.9
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 93.3%		Stocks 100.7%
	Short-Term Investments and Net Other Assets 6.7%		Short-Term Investments and Net Other Assets† (0.7)%
* Foreign investments	17.8%	** Foreign investments	22.0%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.7%
Diversified Consumer Services - 5.0%
DeVry, Inc. (c)	2,262,898	$ 122,919
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(c)	425,300	30,328
		153,247
Hotels, Restaurants & Leisure - 9.8%
International Game Technology	3,215,824	60,747
Las Vegas Sands Corp. (a)(c)	1,874,900	28,723
Royal Caribbean Cruises Ltd. (a)(c)	2,527,700	62,106
Starbucks Corp. (a)	3,173,300	69,495
Wendy's/Arby's Group, Inc.	19,168,244	78,590
		299,661
Household Durables - 2.6%
Harman International Industries, Inc.	2,139,536	80,468
Specialty Retail - 1.4%
Abercrombie & Fitch Co. Class A (c)	1,081,573	43,187
Textiles, Apparel & Luxury Goods - 4.9%
Hanesbrands, Inc. (a)	2,643,451	63,469
Liz Claiborne, Inc. (c)(d)	5,871,697	24,485
Phillips-Van Heusen Corp.	1,551,362	62,054
		150,008
TOTAL CONSUMER DISCRETIONARY		726,571
CONSUMER STAPLES - 3.1%
Beverages - 3.1%
Anheuser-Busch InBev SA NV	1,328,151	66,283
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	1,320,917	28,888
		95,171
ENERGY - 7.0%
Energy Equipment & Services - 4.9%
Helmerich & Payne, Inc.	805,500	30,247
SEACOR Holdings, Inc. (a)	550,335	42,156
Smith International, Inc.	1,085,100	29,493
Weatherford International Ltd. (a)	2,824,700	47,172
		149,068
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Peabody Energy Corp.	703,100	$ 31,260
Southern Union Co.	1,657,700	34,348
		65,608
TOTAL ENERGY		214,676
FINANCIALS - 17.4%
Capital Markets - 8.3%
Ashmore Global Opps Ltd. (a)(d)	2,774,656	18,660
Ashmore Group PLC	15,754,089	67,899
Greenhill & Co., Inc. (c)	721,312	58,895
Janus Capital Group, Inc.	5,977,085	78,240
Lazard Ltd. Class A	772,600	29,946
		253,640
Commercial Banks - 3.1%
Regions Financial Corp.	10,787,308	63,214
SunTrust Banks, Inc.	1,365,900	32,276
		95,490
Diversified Financial Services - 5.0%
Bank of America Corp.	3,925,200	62,214
CME Group, Inc.	158,915	52,161
Moody's Corp.	1,339,200	31,110
NBH Holdings Corp. Class A (a)(e)	286,000	6,006
		151,491
Insurance - 1.0%
Hartford Financial Services Group, Inc.	1,252,100	30,626
TOTAL FINANCIALS		531,247
HEALTH CARE - 6.1%
Health Care Equipment & Supplies - 4.0%
Boston Scientific Corp. (a)	3,744,300	31,340
CareFusion Corp. (a)	343,500	8,873
Edwards Lifesciences Corp. (a)	1,002,089	82,452
		122,665
Health Care Providers & Services - 2.1%
Express Scripts, Inc. (a)	761,573	65,343
TOTAL HEALTH CARE		188,008
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.2%
Precision Castparts Corp.	661,199	$ 68,553
Construction & Engineering - 1.1%
China Railway Construction Corp. Ltd. (H Shares)	25,316,000	33,385
Machinery - 1.7%
AGCO Corp. (a)	1,672,200	50,684
Road & Rail - 7.3%
America Latina Logistica SA unit	4,399,600	39,272
Asciano Group unit (a)	11,651,902	17,659
CSX Corp.	2,098,000	99,613
Union Pacific Corp.	1,050,000	66,423
		222,967
TOTAL INDUSTRIALS		375,589
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 3.1%
Juniper Networks, Inc. (a)	3,041,950	79,486
Research In Motion Ltd. (a)	269,600	15,607
		95,093
Computers & Peripherals - 1.3%
3PAR, Inc. (a)	300,000	3,075
Teradata Corp. (a)	1,227,300	35,960
		39,035
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)	1,276,800	30,643
Baidu.com, Inc. sponsored ADR (a)(c)	107,100	46,454
VistaPrint Ltd. (a)	146,200	8,338
		85,435
IT Services - 3.5%
Fiserv, Inc. (a)	2,304,968	106,582
Semiconductors & Semiconductor Equipment - 1.4%
MEMC Electronic Materials, Inc. (a)	1,101,000	13,256
National Semiconductor Corp.	2,024,900	29,564
		42,820
Software - 3.9%
AsiaInfo Holdings, Inc. (a)(c)	1,790,300	44,023
Citrix Systems, Inc. (a)	800,700	30,571
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
CommVault Systems, Inc. (a)	378,100	$ 7,864
VMware, Inc. Class A (a)	924,100	38,794
		121,252
TOTAL INFORMATION TECHNOLOGY		490,217
MATERIALS - 4.4%
Chemicals - 2.3%
Dow Chemical Co.	2,505,400	69,600
Construction Materials - 1.0%
Texas Industries, Inc. (c)	882,203	30,648
Metals & Mining - 1.1%
MacArthur Coal Ltd.	3,936,693	33,527
TOTAL MATERIALS		133,775
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 1.1%
Iridium Communications, Inc. (a)(c)	2,132,500	17,465
Iridium Communications, Inc. unit (a)	1,375,120	16,048
		33,513
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A (a)	1,643,667	67,259
TOTAL TELECOMMUNICATION SERVICES		100,772
TOTAL COMMON STOCKS (Cost $2,561,594)		2,856,026
Money Market Funds - 13.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.21% (f)	168,278,612	$ 168,279
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(f)	233,195,150	233,195
TOTAL MONEY MARKET FUNDS (Cost $401,474)		401,474
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $2,963,068)		3,257,500
NET OTHER ASSETS - (6.4)%		(195,786)
NET ASSETS - 100%		$ 3,061,714
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,006,000 or 0.2% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 277
Fidelity Securities Lending Cash Central Fund	3,525
Total	$ 3,802
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ 19,766	$ -	$ -	$ -	$ 18,660
Liz Claiborne, Inc.	-	27,827	-	-	24,485
Texas Industries, Inc.	256	71,642	53,209	298	-
Total	$ 20,022	$ 99,469	$ 53,209	$ 298	$ 43,145
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 726,571	$ 726,571	$ -	$ -
Consumer Staples	95,171	95,171	-	-
Energy	214,676	214,676	-	-
Financials	531,247	525,241	6,006	-
Health Care	188,008	188,008	-	-
Industrials	375,589	375,589	-	-
Information Technology	490,217	490,217	-	-
Materials	133,775	133,775	-	-
Telecommunication Services	100,772	84,724	16,048	-
Money Market Funds	401,474	401,474	-	-
Total Investments in Securities:	$ 3,257,500	$ 3,235,446	$ 22,054	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 31,370
Total Realized Gain (Loss)	(97)
Total Unrealized Gain (Loss)	20,653
Cost of Purchases	-
Proceeds of Sales	(51,926)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.2%
China	2.6%
United Kingdom	2.2%
Belgium	2.2%
Liberia	2.0%
Australia	1.7%
Switzerland	1.5%
Brazil	1.3%
Bermuda	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At November 30, 2009, the Fund had a capital loss carryforward of approximately $1,865,981,000 of which $1,717,810,000 and $148,171,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $227,894) - See accompanying schedule: Unaffiliated issuers (cost $2,508,114)	$ 2,812,881
Fidelity Central Funds (cost $401,474)	401,474
Other affiliated issuers (cost $53,480)	43,145
Total Investments (cost $2,963,068)		$ 3,257,500
Receivable for investments sold		61,820
Receivable for fund shares sold		2,012
Dividends receivable		7,354
Distributions receivable from Fidelity Central Funds		53
Prepaid expenses		17
Other receivables		147
Total assets		3,328,903

Liabilities
Payable for investments purchased	$ 23,273
Payable for fund shares redeemed	7,829
Accrued management fee	695
Distribution fees payable	1,098
Other affiliated payables	761
Other payables and accrued expenses	338
Collateral on securities loaned, at value	233,195
Total liabilities		267,189

Net Assets		$ 3,061,714
Net Assets consist of:
Paid in capital		$ 4,658,338
Undistributed net investment income		3,039
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,893,906)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		294,243
Net Assets		$ 3,061,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($905,541 ÷ 57,496 shares)	$ 15.75

Maximum offering price per share (100/94.25 of $15.75)	$ 16.71
Class T: Net Asset Value and redemption price per share ($1,520,249 ÷ 95,649 shares)	$ 15.89

Maximum offering price per share (100/96.50 of $15.89)	$ 16.47
Class B: Net Asset Value and offering price per share ($130,868 ÷ 8,765 shares) A	$ 14.93

Class C: Net Asset Value and offering price per share ($186,238 ÷ 12,477 shares) A	$ 14.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($318,818 ÷ 19,442 shares)	$ 16.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends (including $298 earned from other affiliated issuers)		$ 26,034
Interest		2
Income from Fidelity Central Funds (including $3,525 from security lending)		3,802
Total income		29,838

Expenses
Management fee Basic fee	$ 15,907
Performance adjustment	(9,933)
Transfer agent fees	7,887
Distribution fees	12,231
Accounting and security lending fees	902
Custodian fees and expenses	204
Independent trustees' compensation	21
Registration fees	110
Audit	72
Legal	21
Interest	21
Miscellaneous	74
Total expenses before reductions	27,517
Expense reductions	(767)	26,750
Net investment income (loss)		3,088
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,574
Other affiliated issuers	9,957
Foreign currency transactions	2,336
Total net realized gain (loss)		82,867
Change in net unrealized appreciation (depreciation) on: Investment securities	1,039,779
Assets and liabilities in foreign currencies	96
Total change in net unrealized appreciation (depreciation)		1,039,875
Net gain (loss)		1,122,742
Net increase (decrease) in net assets resulting from operations		$ 1,125,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,088	$ (7,750)
Net realized gain (loss)	82,867	(1,969,103)
Change in net unrealized appreciation (depreciation)	1,039,875	(1,825,972)
Net increase (decrease) in net assets resulting from operations	1,125,830	(3,802,825)
Distributions to shareholders from net realized gain	-	(1,001,239)
Share transactions - net increase (decrease)	(733,619)	(436,598)
Total increase (decrease) in net assets	392,211	(5,240,662)

Net Assets
Beginning of period	2,669,503	7,910,165
End of period (including undistributed net investment income of $3,039 and $0, respectively)	$ 3,061,714	$ 2,669,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.52	$ 26.93	$ 26.10	$ 26.31	$ 24.84
Income from Investment Operations
Net investment income (loss) C	.03	- G	(.12)	(.06)	(.04)
Net realized and unrealized gain (loss)	5.20	(12.94)	3.02	3.26	2.68
Total from investment operations	5.23	(12.94)	2.90	3.20	2.64
Distributions from net realized gain	-	(3.47)	(2.07)	(3.41)	(1.17)
Net asset value, end of period	$ 15.75	$ 10.52	$ 26.93	$ 26.10	$ 26.31
Total Return A,B	49.71%	(55.09)%	11.97%	13.57%	11.16%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	1.10%	1.10%	1.10%	1.15%
Expenses net of fee waivers, if any	.83%	1.10%	1.10%	1.10%	1.15%
Expenses net of all reductions	.81%	1.08%	1.09%	1.08%	1.08%
Net investment income (loss)	.25%	.01%	(.44)%	(.25)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$ 906	$ 712	$ 1,850	$ 1,646	$ 1,565
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.64	$ 27.16	$ 26.31	$ 26.48	$ 24.99
Income from Investment Operations
Net investment income (loss) C	.01	(.03)	(.17)	(.10)	(.08)
Net realized and unrealized gain (loss)	5.24	(13.08)	3.04	3.28	2.71
Total from investment operations	5.25	(13.11)	2.87	3.18	2.63
Distributions from net realized gain	-	(3.41)	(2.02)	(3.35)	(1.14)
Net asset value, end of period	$ 15.89	$ 10.64	$ 27.16	$ 26.31	$ 26.48
Total Return A,B	49.34%	(55.14)%	11.73%	13.36%	11.01%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.28%	1.30%	1.28%	1.31%
Expenses net of fee waivers, if any	1.02%	1.28%	1.30%	1.28%	1.31%
Expenses net of all reductions	.99%	1.27%	1.29%	1.26%	1.24%
Net investment income (loss)	.07%	(.17)%	(.63)%	(.43)%	(.34)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,520	$ 1,368	$ 3,946	$ 4,055	$ 4,182
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 25.80	$ 25.06	$ 25.35	$ 23.97
Income from Investment Operations
Net investment income (loss) C	(.06)	(.15)	(.32)	(.25)	(.23)
Net realized and unrealized gain (loss)	4.94	(12.38)	2.92	3.14	2.60
Total from investment operations	4.88	(12.53)	2.60	2.89	2.37
Distributions from net realized gain	-	(3.22)	(1.86)	(3.18)	(.99)
Net asset value, end of period	$ 14.93	$ 10.05	$ 25.80	$ 25.06	$ 25.35
Total Return A,B	48.56%	(55.43)%	11.08%	12.62%	10.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.89%	1.91%	1.92%	1.95%
Expenses net of fee waivers, if any	1.59%	1.89%	1.91%	1.92%	1.95%
Expenses net of all reductions	1.57%	1.88%	1.90%	1.90%	1.89%
Net investment income (loss)	(.51)%	(.78)%	(1.24)%	(1.07)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 162	$ 621	$ 763	$ 874
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 25.82	$ 25.09	$ 25.38	$ 24.00
Income from Investment Operations
Net investment income (loss) C	(.06)	(.14)	(.30)	(.24)	(.22)
Net realized and unrealized gain (loss)	4.94	(12.37)	2.91	3.14	2.61
Total from investment operations	4.88	(12.51)	2.61	2.90	2.39
Distributions from net realized gain	-	(3.26)	(1.88)	(3.19)	(1.01)
Net asset value, end of period	$ 14.93	$ 10.05	$ 25.82	$ 25.09	$ 25.38
Total Return A,B	48.56%	(55.39)%	11.13%	12.66%	10.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.58%	1.85%	1.86%	1.86%	1.90%
Expenses net of fee waivers, if any	1.58%	1.85%	1.86%	1.86%	1.90%
Expenses net of all reductions	1.55%	1.84%	1.85%	1.84%	1.84%
Net investment income (loss)	(.50)%	(.74)%	(1.19)%	(1.01)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$ 186	$ 161	$ 486	$ 525	$ 577
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.92	$ 27.81	$ 26.90	$ 27.04	$ 25.48
Income from Investment Operations
Net investment income (loss) B	.08	.07	(.04)	.02	.05
Net realized and unrealized gain (loss)	5.40	(13.41)	3.11	3.35	2.76
Total from investment operations	5.48	(13.34)	3.07	3.37	2.81
Distributions from net realized gain	-	(3.55)	(2.16)	(3.51)	(1.25)
Net asset value, end of period	$ 16.40	$ 10.92	$ 27.81	$ 26.90	$ 27.04
Total Return A	50.18%	(54.92)%	12.29%	13.90%	11.58%
Ratios to Average Net Assets C,E
Expenses before reductions	.50%	.79%	.80%	.78%	.79%
Expenses net of fee waivers, if any	.50%	.79%	.80%	.78%	.79%
Expenses net of all reductions	.47%	.77%	.80%	.76%	.73%
Net investment income (loss)	.59%	.32%	(.14)%	.07%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 1,006	$ 804	$ 687
Portfolio turnover rate D	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 14, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,842
Gross unrealized depreciation	(129,833)
Net unrealized appreciation (depreciation)	$ 264,009

Tax Cost	$ 2,993,491

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,279
Capital loss carryforward	$ (1,865,981)
Net unrealized appreciation (depreciation)	$ 264,079

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ -	$ 337,602
Long-term Capital Gains	-	663,637
Total	$ -	$ 1,001,239

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,776,069 and $7,647,094, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in October 2008. For the period, the total annual management fee rate, including the performance adjustment, was .21% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,971	$ 36
Class T	.25%	.25%	7,185	10
Class B	.75%	.25%	1,405	1,057
Class C	.75%	.25%	1,670	59
			$ 12,231	$ 1,162

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61
Class T	23
Class B*	157
Class C*	3
$ 244

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,542.32
Class T	3,659.25
Class B	465.33
Class C	533.32
Institutional Class	688.24
	$ 7,887

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,078.44%		$ 21

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $765 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net realized gain
Class A	$ -	$ 239,472
Class T	-	492,531
Class B	-	76,943
Class C	-	61,234
Institutional Class	-	131,059
Total	$ -	$ 1,001,239

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	15,216	18,373	$ 189,063	$ 358,157
Reinvestment of distributions	-	9,666	-	225,308
Shares redeemed	(25,351)	(29,123)	(311,426)	(545,628)
Net increase (decrease)	(10,135)	(1,084)	$ (122,363)	$ 37,837
Class T
Shares sold	22,913	24,139	$ 290,056	$ 457,792
Reinvestment of distributions	-	20,202	-	476,968
Shares redeemed	(55,844)	(61,039)	(709,951)	(1,177,359)
Net increase (decrease)	(32,931)	(16,698)	$ (419,895)	$ (242,599)
Class B
Shares sold	422	447	$ 5,022	$ 8,270
Reinvestment of distributions	-	3,162	-	70,947
Shares redeemed	(7,780)	(11,547)	(90,153)	(209,697)
Net increase (decrease)	(7,358)	(7,938)	$ (85,131)	$ (130,480)
Class C
Shares sold	827	864	$ 10,154	$ 16,549
Reinvestment of distributions	-	2,336	-	52,371
Shares redeemed	(4,399)	(5,982)	(50,239)	(105,046)
Net increase (decrease)	(3,572)	(2,782)	$ (40,085)	$ (36,126)
Institutional Class
Shares sold	5,462	14,456	$ 70,374	$ 284,535
Reinvestment of distributions	-	4,758	-	114,735
Shares redeemed	(10,474)	(30,938)	(136,519)	(464,500)
Net increase (decrease)	(5,012)	(11,724)	$ (66,145)	$ (65,230)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/2009	12/11/2009	$.053	$.005
Class T	12/14/2009	12/11/2009	$.016	$.005
Class B	12/14/2009	12/11/2009	$0.00	$0.00
Class C	12/14/2009	12/11/2009	$0.00	$0.00

Subsequent to ex dividend date, a portion of the dividend was designated as capital gain.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MC-UANN-0110
1.786695.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Mid Cap
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	50.18%	-0.69%	5.50%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund: For the year, the fund's Institutional Class shares gained 50.18%, compared with 35.53% for the Standard & Poor's® MidCap 400 Index. Stock picking in consumer staples was very strong, led by a big position in Belgian beverage company Anheuser-Busch InBev. This stock, as well as cruise operator Royal Caribbean Cruises - a consumer discretionary holding - recovered off a very low valuation. Security selection in financials - especially Brazilian stock and futures exchange BM&F BOVESPA and U.K.-based money manager Ashmore Group - also added to returns, as did a relative lack of exposure to banks early in the period and an overweighting in diversified financials. BM&F was not in the portfolio at period end. All of these stocks were out-of-benchmark holdings. Within industrials, stock picking in transportation was effective, while underweighting the lagging utilities sector helped as well. The fund's foreign holdings were another positive, bolstered in part by a weaker dollar. In contrast, security selection in energy and technology hurt, as did the fund's modest cash position. The biggest individual detractor was private education company DeVry, which was hurt by investors' belief that an improving economy would weigh on student enrollment. Restaurant company Wendy's/Arby's Group hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	.89%
Actual		$ 1,000.00	$ 1,180.70	$ 4.87
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.05%
Actual		$ 1,000.00	$ 1,179.70	$ 5.74
Hypothetical A		$ 1,000.00	$ 1,019.80	$ 5.32
Class B	1.67%
Actual		$ 1,000.00	$ 1,175.60	$ 9.11
Hypothetical A		$ 1,000.00	$ 1,016.70	$ 8.44
Class C	1.64%
Actual		$ 1,000.00	$ 1,176.50	$ 8.95
Hypothetical A		$ 1,000.00	$ 1,016.85	$ 8.29
Institutional Class	.54%
Actual		$ 1,000.00	$ 1,182.40	$ 2.95
Hypothetical A		$ 1,000.00	$ 1,022.36	$ 2.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
DeVry, Inc.	4.0	2.8
Fiserv, Inc.	3.5	3.0
CSX Corp.	3.2	2.2
Edwards Lifesciences Corp.	2.7	2.2
Harman International Industries, Inc.	2.6	0.0
Juniper Networks, Inc.	2.6	3.1
Wendy's/Arby's Group, Inc.	2.6	3.1
Janus Capital Group, Inc.	2.6	1.0
Dow Chemical Co.	2.3	0.0
Starbucks Corp.	2.3	2.0
	28.4
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.7	18.1
Financials	17.4	15.6
Information Technology	16.0	18.4
Industrials	12.3	8.2
Energy	7.0	12.9
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 93.3%		Stocks 100.7%
	Short-Term Investments and Net Other Assets 6.7%		Short-Term Investments and Net Other Assets† (0.7)%
* Foreign investments	17.8%	** Foreign investments	22.0%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.7%
Diversified Consumer Services - 5.0%
DeVry, Inc. (c)	2,262,898	$ 122,919
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(c)	425,300	30,328
		153,247
Hotels, Restaurants & Leisure - 9.8%
International Game Technology	3,215,824	60,747
Las Vegas Sands Corp. (a)(c)	1,874,900	28,723
Royal Caribbean Cruises Ltd. (a)(c)	2,527,700	62,106
Starbucks Corp. (a)	3,173,300	69,495
Wendy's/Arby's Group, Inc.	19,168,244	78,590
		299,661
Household Durables - 2.6%
Harman International Industries, Inc.	2,139,536	80,468
Specialty Retail - 1.4%
Abercrombie & Fitch Co. Class A (c)	1,081,573	43,187
Textiles, Apparel & Luxury Goods - 4.9%
Hanesbrands, Inc. (a)	2,643,451	63,469
Liz Claiborne, Inc. (c)(d)	5,871,697	24,485
Phillips-Van Heusen Corp.	1,551,362	62,054
		150,008
TOTAL CONSUMER DISCRETIONARY		726,571
CONSUMER STAPLES - 3.1%
Beverages - 3.1%
Anheuser-Busch InBev SA NV	1,328,151	66,283
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	1,320,917	28,888
		95,171
ENERGY - 7.0%
Energy Equipment & Services - 4.9%
Helmerich & Payne, Inc.	805,500	30,247
SEACOR Holdings, Inc. (a)	550,335	42,156
Smith International, Inc.	1,085,100	29,493
Weatherford International Ltd. (a)	2,824,700	47,172
		149,068
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Peabody Energy Corp.	703,100	$ 31,260
Southern Union Co.	1,657,700	34,348
		65,608
TOTAL ENERGY		214,676
FINANCIALS - 17.4%
Capital Markets - 8.3%
Ashmore Global Opps Ltd. (a)(d)	2,774,656	18,660
Ashmore Group PLC	15,754,089	67,899
Greenhill & Co., Inc. (c)	721,312	58,895
Janus Capital Group, Inc.	5,977,085	78,240
Lazard Ltd. Class A	772,600	29,946
		253,640
Commercial Banks - 3.1%
Regions Financial Corp.	10,787,308	63,214
SunTrust Banks, Inc.	1,365,900	32,276
		95,490
Diversified Financial Services - 5.0%
Bank of America Corp.	3,925,200	62,214
CME Group, Inc.	158,915	52,161
Moody's Corp.	1,339,200	31,110
NBH Holdings Corp. Class A (a)(e)	286,000	6,006
		151,491
Insurance - 1.0%
Hartford Financial Services Group, Inc.	1,252,100	30,626
TOTAL FINANCIALS		531,247
HEALTH CARE - 6.1%
Health Care Equipment & Supplies - 4.0%
Boston Scientific Corp. (a)	3,744,300	31,340
CareFusion Corp. (a)	343,500	8,873
Edwards Lifesciences Corp. (a)	1,002,089	82,452
		122,665
Health Care Providers & Services - 2.1%
Express Scripts, Inc. (a)	761,573	65,343
TOTAL HEALTH CARE		188,008
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.2%
Precision Castparts Corp.	661,199	$ 68,553
Construction & Engineering - 1.1%
China Railway Construction Corp. Ltd. (H Shares)	25,316,000	33,385
Machinery - 1.7%
AGCO Corp. (a)	1,672,200	50,684
Road & Rail - 7.3%
America Latina Logistica SA unit	4,399,600	39,272
Asciano Group unit (a)	11,651,902	17,659
CSX Corp.	2,098,000	99,613
Union Pacific Corp.	1,050,000	66,423
		222,967
TOTAL INDUSTRIALS		375,589
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 3.1%
Juniper Networks, Inc. (a)	3,041,950	79,486
Research In Motion Ltd. (a)	269,600	15,607
		95,093
Computers & Peripherals - 1.3%
3PAR, Inc. (a)	300,000	3,075
Teradata Corp. (a)	1,227,300	35,960
		39,035
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)	1,276,800	30,643
Baidu.com, Inc. sponsored ADR (a)(c)	107,100	46,454
VistaPrint Ltd. (a)	146,200	8,338
		85,435
IT Services - 3.5%
Fiserv, Inc. (a)	2,304,968	106,582
Semiconductors & Semiconductor Equipment - 1.4%
MEMC Electronic Materials, Inc. (a)	1,101,000	13,256
National Semiconductor Corp.	2,024,900	29,564
		42,820
Software - 3.9%
AsiaInfo Holdings, Inc. (a)(c)	1,790,300	44,023
Citrix Systems, Inc. (a)	800,700	30,571
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
CommVault Systems, Inc. (a)	378,100	$ 7,864
VMware, Inc. Class A (a)	924,100	38,794
		121,252
TOTAL INFORMATION TECHNOLOGY		490,217
MATERIALS - 4.4%
Chemicals - 2.3%
Dow Chemical Co.	2,505,400	69,600
Construction Materials - 1.0%
Texas Industries, Inc. (c)	882,203	30,648
Metals & Mining - 1.1%
MacArthur Coal Ltd.	3,936,693	33,527
TOTAL MATERIALS		133,775
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 1.1%
Iridium Communications, Inc. (a)(c)	2,132,500	17,465
Iridium Communications, Inc. unit (a)	1,375,120	16,048
		33,513
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A (a)	1,643,667	67,259
TOTAL TELECOMMUNICATION SERVICES		100,772
TOTAL COMMON STOCKS (Cost $2,561,594)		2,856,026
Money Market Funds - 13.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.21% (f)	168,278,612	$ 168,279
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(f)	233,195,150	233,195
TOTAL MONEY MARKET FUNDS (Cost $401,474)		401,474
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $2,963,068)		3,257,500
NET OTHER ASSETS - (6.4)%		(195,786)
NET ASSETS - 100%		$ 3,061,714
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,006,000 or 0.2% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 277
Fidelity Securities Lending Cash Central Fund	3,525
Total	$ 3,802
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ 19,766	$ -	$ -	$ -	$ 18,660
Liz Claiborne, Inc.	-	27,827	-	-	24,485
Texas Industries, Inc.	256	71,642	53,209	298	-
Total	$ 20,022	$ 99,469	$ 53,209	$ 298	$ 43,145
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 726,571	$ 726,571	$ -	$ -
Consumer Staples	95,171	95,171	-	-
Energy	214,676	214,676	-	-
Financials	531,247	525,241	6,006	-
Health Care	188,008	188,008	-	-
Industrials	375,589	375,589	-	-
Information Technology	490,217	490,217	-	-
Materials	133,775	133,775	-	-
Telecommunication Services	100,772	84,724	16,048	-
Money Market Funds	401,474	401,474	-	-
Total Investments in Securities:	$ 3,257,500	$ 3,235,446	$ 22,054	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 31,370
Total Realized Gain (Loss)	(97)
Total Unrealized Gain (Loss)	20,653
Cost of Purchases	-
Proceeds of Sales	(51,926)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.2%
China	2.6%
United Kingdom	2.2%
Belgium	2.2%
Liberia	2.0%
Australia	1.7%
Switzerland	1.5%
Brazil	1.3%
Bermuda	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At November 30, 2009, the Fund had a capital loss carryforward of approximately $1,865,981,000 of which $1,717,810,000 and $148,171,000 will expire on November 30, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $227,894) - See accompanying schedule: Unaffiliated issuers (cost $2,508,114)	$ 2,812,881
Fidelity Central Funds (cost $401,474)	401,474
Other affiliated issuers (cost $53,480)	43,145
Total Investments (cost $2,963,068)		$ 3,257,500
Receivable for investments sold		61,820
Receivable for fund shares sold		2,012
Dividends receivable		7,354
Distributions receivable from Fidelity Central Funds		53
Prepaid expenses		17
Other receivables		147
Total assets		3,328,903

Liabilities
Payable for investments purchased	$ 23,273
Payable for fund shares redeemed	7,829
Accrued management fee	695
Distribution fees payable	1,098
Other affiliated payables	761
Other payables and accrued expenses	338
Collateral on securities loaned, at value	233,195
Total liabilities		267,189

Net Assets		$ 3,061,714
Net Assets consist of:
Paid in capital		$ 4,658,338
Undistributed net investment income		3,039
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,893,906)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		294,243
Net Assets		$ 3,061,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($905,541 ÷ 57,496 shares)	$ 15.75

Maximum offering price per share (100/94.25 of $15.75)	$ 16.71
Class T: Net Asset Value and redemption price per share ($1,520,249 ÷ 95,649 shares)	$ 15.89

Maximum offering price per share (100/96.50 of $15.89)	$ 16.47
Class B: Net Asset Value and offering price per share ($130,868 ÷ 8,765 shares) A	$ 14.93

Class C: Net Asset Value and offering price per share ($186,238 ÷ 12,477 shares) A	$ 14.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($318,818 ÷ 19,442 shares)	$ 16.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends (including $298 earned from other affiliated issuers)		$ 26,034
Interest		2
Income from Fidelity Central Funds (including $3,525 from security lending)		3,802
Total income		29,838

Expenses
Management fee Basic fee	$ 15,907
Performance adjustment	(9,933)
Transfer agent fees	7,887
Distribution fees	12,231
Accounting and security lending fees	902
Custodian fees and expenses	204
Independent trustees' compensation	21
Registration fees	110
Audit	72
Legal	21
Interest	21
Miscellaneous	74
Total expenses before reductions	27,517
Expense reductions	(767)	26,750
Net investment income (loss)		3,088
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,574
Other affiliated issuers	9,957
Foreign currency transactions	2,336
Total net realized gain (loss)		82,867
Change in net unrealized appreciation (depreciation) on: Investment securities	1,039,779
Assets and liabilities in foreign currencies	96
Total change in net unrealized appreciation (depreciation)		1,039,875
Net gain (loss)		1,122,742
Net increase (decrease) in net assets resulting from operations		$ 1,125,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,088	$ (7,750)
Net realized gain (loss)	82,867	(1,969,103)
Change in net unrealized appreciation (depreciation)	1,039,875	(1,825,972)
Net increase (decrease) in net assets resulting from operations	1,125,830	(3,802,825)
Distributions to shareholders from net realized gain	-	(1,001,239)
Share transactions - net increase (decrease)	(733,619)	(436,598)
Total increase (decrease) in net assets	392,211	(5,240,662)

Net Assets
Beginning of period	2,669,503	7,910,165
End of period (including undistributed net investment income of $3,039 and $0, respectively)	$ 3,061,714	$ 2,669,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.52	$ 26.93	$ 26.10	$ 26.31	$ 24.84
Income from Investment Operations
Net investment income (loss) C	.03	- G	(.12)	(.06)	(.04)
Net realized and unrealized gain (loss)	5.20	(12.94)	3.02	3.26	2.68
Total from investment operations	5.23	(12.94)	2.90	3.20	2.64
Distributions from net realized gain	-	(3.47)	(2.07)	(3.41)	(1.17)
Net asset value, end of period	$ 15.75	$ 10.52	$ 26.93	$ 26.10	$ 26.31
Total Return A,B	49.71%	(55.09)%	11.97%	13.57%	11.16%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	1.10%	1.10%	1.10%	1.15%
Expenses net of fee waivers, if any	.83%	1.10%	1.10%	1.10%	1.15%
Expenses net of all reductions	.81%	1.08%	1.09%	1.08%	1.08%
Net investment income (loss)	.25%	.01%	(.44)%	(.25)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$ 906	$ 712	$ 1,850	$ 1,646	$ 1,565
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.64	$ 27.16	$ 26.31	$ 26.48	$ 24.99
Income from Investment Operations
Net investment income (loss) C	.01	(.03)	(.17)	(.10)	(.08)
Net realized and unrealized gain (loss)	5.24	(13.08)	3.04	3.28	2.71
Total from investment operations	5.25	(13.11)	2.87	3.18	2.63
Distributions from net realized gain	-	(3.41)	(2.02)	(3.35)	(1.14)
Net asset value, end of period	$ 15.89	$ 10.64	$ 27.16	$ 26.31	$ 26.48
Total Return A,B	49.34%	(55.14)%	11.73%	13.36%	11.01%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.28%	1.30%	1.28%	1.31%
Expenses net of fee waivers, if any	1.02%	1.28%	1.30%	1.28%	1.31%
Expenses net of all reductions	.99%	1.27%	1.29%	1.26%	1.24%
Net investment income (loss)	.07%	(.17)%	(.63)%	(.43)%	(.34)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,520	$ 1,368	$ 3,946	$ 4,055	$ 4,182
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 25.80	$ 25.06	$ 25.35	$ 23.97
Income from Investment Operations
Net investment income (loss) C	(.06)	(.15)	(.32)	(.25)	(.23)
Net realized and unrealized gain (loss)	4.94	(12.38)	2.92	3.14	2.60
Total from investment operations	4.88	(12.53)	2.60	2.89	2.37
Distributions from net realized gain	-	(3.22)	(1.86)	(3.18)	(.99)
Net asset value, end of period	$ 14.93	$ 10.05	$ 25.80	$ 25.06	$ 25.35
Total Return A,B	48.56%	(55.43)%	11.08%	12.62%	10.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.89%	1.91%	1.92%	1.95%
Expenses net of fee waivers, if any	1.59%	1.89%	1.91%	1.92%	1.95%
Expenses net of all reductions	1.57%	1.88%	1.90%	1.90%	1.89%
Net investment income (loss)	(.51)%	(.78)%	(1.24)%	(1.07)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 162	$ 621	$ 763	$ 874
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 25.82	$ 25.09	$ 25.38	$ 24.00
Income from Investment Operations
Net investment income (loss) C	(.06)	(.14)	(.30)	(.24)	(.22)
Net realized and unrealized gain (loss)	4.94	(12.37)	2.91	3.14	2.61
Total from investment operations	4.88	(12.51)	2.61	2.90	2.39
Distributions from net realized gain	-	(3.26)	(1.88)	(3.19)	(1.01)
Net asset value, end of period	$ 14.93	$ 10.05	$ 25.82	$ 25.09	$ 25.38
Total Return A,B	48.56%	(55.39)%	11.13%	12.66%	10.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.58%	1.85%	1.86%	1.86%	1.90%
Expenses net of fee waivers, if any	1.58%	1.85%	1.86%	1.86%	1.90%
Expenses net of all reductions	1.55%	1.84%	1.85%	1.84%	1.84%
Net investment income (loss)	(.50)%	(.74)%	(1.19)%	(1.01)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$ 186	$ 161	$ 486	$ 525	$ 577
Portfolio turnover rate E	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.92	$ 27.81	$ 26.90	$ 27.04	$ 25.48
Income from Investment Operations
Net investment income (loss) B	.08	.07	(.04)	.02	.05
Net realized and unrealized gain (loss)	5.40	(13.41)	3.11	3.35	2.76
Total from investment operations	5.48	(13.34)	3.07	3.37	2.81
Distributions from net realized gain	-	(3.55)	(2.16)	(3.51)	(1.25)
Net asset value, end of period	$ 16.40	$ 10.92	$ 27.81	$ 26.90	$ 27.04
Total Return A	50.18%	(54.92)%	12.29%	13.90%	11.58%
Ratios to Average Net Assets C,E
Expenses before reductions	.50%	.79%	.80%	.78%	.79%
Expenses net of fee waivers, if any	.50%	.79%	.80%	.78%	.79%
Expenses net of all reductions	.47%	.77%	.80%	.76%	.73%
Net investment income (loss)	.59%	.32%	(.14)%	.07%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 1,006	$ 804	$ 687
Portfolio turnover rate D	244%	199%	101%	142%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 14, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,842
Gross unrealized depreciation	(129,833)
Net unrealized appreciation (depreciation)	$ 264,009

Tax Cost	$ 2,993,491

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,279
Capital loss carryforward	$ (1,865,981)
Net unrealized appreciation (depreciation)	$ 264,079

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ -	$ 337,602
Long-term Capital Gains	-	663,637
Total	$ -	$ 1,001,239

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,776,069 and $7,647,094, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in October 2008. For the period, the total annual management fee rate, including the performance adjustment, was .21% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,971	$ 36
Class T	.25%	.25%	7,185	10
Class B	.75%	.25%	1,405	1,057
Class C	.75%	.25%	1,670	59
			$ 12,231	$ 1,162

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61
Class T	23
Class B*	157
Class C*	3
$ 244

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,542.32
Class T	3,659.25
Class B	465.33
Class C	533.32
Institutional Class	688.24
	$ 7,887

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $102 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,078.44%		$ 21

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $765 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net realized gain
Class A	$ -	$ 239,472
Class T	-	492,531
Class B	-	76,943
Class C	-	61,234
Institutional Class	-	131,059
Total	$ -	$ 1,001,239

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	15,216	18,373	$ 189,063	$ 358,157
Reinvestment of distributions	-	9,666	-	225,308
Shares redeemed	(25,351)	(29,123)	(311,426)	(545,628)
Net increase (decrease)	(10,135)	(1,084)	$ (122,363)	$ 37,837
Class T
Shares sold	22,913	24,139	$ 290,056	$ 457,792
Reinvestment of distributions	-	20,202	-	476,968
Shares redeemed	(55,844)	(61,039)	(709,951)	(1,177,359)
Net increase (decrease)	(32,931)	(16,698)	$ (419,895)	$ (242,599)
Class B
Shares sold	422	447	$ 5,022	$ 8,270
Reinvestment of distributions	-	3,162	-	70,947
Shares redeemed	(7,780)	(11,547)	(90,153)	(209,697)
Net increase (decrease)	(7,358)	(7,938)	$ (85,131)	$ (130,480)
Class C
Shares sold	827	864	$ 10,154	$ 16,549
Reinvestment of distributions	-	2,336	-	52,371
Shares redeemed	(4,399)	(5,982)	(50,239)	(105,046)
Net increase (decrease)	(3,572)	(2,782)	$ (40,085)	$ (36,126)
Institutional Class
Shares sold	5,462	14,456	$ 70,374	$ 284,535
Reinvestment of distributions	-	4,758	-	114,735
Shares redeemed	(10,474)	(30,938)	(136,519)	(464,500)
Net increase (decrease)	(5,012)	(11,724)	$ (66,145)	$ (65,230)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/14/2009	12/11/2009	$.101	$.005

Subsequent to ex dividend date, a portion of the dividend was designated as capital gain.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MCI-UANN-0110
1.786696.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 Years
Class A (incl. 5.75% sales charge)	16.91%	3.03%	3.77%
Class T (incl. 3.50% sales charge)	19.36%	3.32%	3.79%
Class B (incl. contingent deferred sales charge) A	18.10%	3.17%	3.82%
Class C (incl. contingent deferred sales charge) B	22.15%	3.49%	3.62%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 24.04%, 23.69%, 23.10% and 23.15%, respectively (excluding sales charges), modestly trailing the 24.53% return of the Russell 2000® Index. Underexposure to consumer discretionary - especially retailing - was a sizable negative, as was a combination of market and security selection in industrials and a large average cash position. In contrast, the financials sector helped the most, especially a minimal exposure to banks. The utilities and energy sectors were additional sources of strength, as were our foreign holdings, which were bolstered in part by a weaker dollar. The biggest individual detractor was FTI Consulting, whose consulting practice in corporate bankruptcy and restructuring slowed as the economy improved. Software and services firm EPIQ Systems underperformed as well, as did defense contractor Alliant Techsystems and human resources consultant Watson Wyatt Worldwide. The top contributor was Metavante Technologies, which provides bank and payment-processing services and benefited from its strong business execution, as well as an agreement to merge with a rival firm. DCC, an Irish business support services company, and Herbalife, a multi-level marketer of soy drinks and other nutrition products, outperformed as well. Some of these stocks were not held in the benchmark, and Metavante was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,158.30	$ 7.57
Hypothetical A		$ 1,000.00	$ 1,018.05	$ 7.08
Class T	1.65%
Actual		$ 1,000.00	$ 1,156.70	$ 8.92
Hypothetical A		$ 1,000.00	$ 1,016.80	$ 8.34
Class B	2.15%
Actual		$ 1,000.00	$ 1,153.90	$ 11.61
Hypothetical A		$ 1,000.00	$ 1,014.29	$ 10.86
Class C	2.15%
Actual		$ 1,000.00	$ 1,154.30	$ 11.61
Hypothetical A		$ 1,000.00	$ 1,014.29	$ 10.86
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,159.70	$ 6.23
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity National Information Services, Inc.	5.0	1.5
Alliant Techsystems, Inc.	3.7	3.8
Affiliated Computer Services, Inc. Class A	3.2	3.5
Babcock International Group PLC	2.4	1.6
CGI Group, Inc. Class A (sub. vtg.)	2.1	2.0
TETRA Technologies, Inc.	2.0	0.3
ViaSat, Inc.	2.0	1.0
Hewitt Associates, Inc. Class A	1.9	1.7
Universal Health Services, Inc. Class B	1.8	2.3
DCC PLC (Ireland)	1.8	2.0
	25.9
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.3	30.0
Industrials	23.5	24.2
Health Care	10.3	10.6
Consumer Staples	5.7	5.4
Energy	5.4	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 94.8%		Stocks 90.3%
	Convertible Securities 0.0%		Convertible Securities† 0.0%
	Short-Term Investments and Net Other Assets 5.2%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	25.3%	** Foreign investments	17.6%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.2%
Diversified Consumer Services - 0.8%
Best Bridal, Inc.	257	$ 737
Jackson Hewitt Tax Service, Inc.	888,461	3,678
Meiko Network Japan Co. Ltd. (d)	1,777,200	12,072
Raffles Education Corp. Ltd.	51,951,574	15,953
		32,440
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. (a)(d)	2,528,730	19,800
Brinker International, Inc.	679,200	9,373
		29,173
Household Durables - 1.3%
Tupperware Brands Corp.	1,053,643	49,047
Internet & Catalog Retail - 0.1%
Toupargel-Agrigel	136,301	3,544
Specialty Retail - 1.2%
Charming Shoppes, Inc. (a)(c)	3,584,738	17,278
Gulliver International Co. Ltd. (c)	131,660	9,010
Jumbo SA (a)	108,907	1,308
Rent-A-Center, Inc. (a)	1,003,235	17,747
		45,343
Textiles, Apparel & Luxury Goods - 1.1%
FGX International Ltd. (a)	732,000	12,078
Movado Group, Inc.	540,000	5,557
Sanei-International Co. Ltd.	228,800	2,118
Unifirst Corp.	540,668	23,762
		43,515
TOTAL CONSUMER DISCRETIONARY		203,062
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 1.5%
BJ's Wholesale Club, Inc. (a)	1,059,200	36,765
Ingles Markets, Inc. Class A	225,000	3,512
PriceSmart, Inc.	1,021,135	19,187
		59,464
Food Products - 2.1%
Corn Products International, Inc.	1,587,200	44,505
TreeHouse Foods, Inc. (a)	994,084	34,664
		79,169
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 2.1%
Chattem, Inc. (a)(c)	382,562	$ 25,188
Herbalife Ltd.	1,329,900	55,776
		80,964
TOTAL CONSUMER STAPLES		219,597
ENERGY - 5.4%
Energy Equipment & Services - 4.1%
Bristow Group, Inc. (a)	733,900	25,187
Natural Gas Services Group, Inc. (a)(d)	1,209,683	21,157
TETRA Technologies, Inc. (a)(d)	7,505,996	77,762
Unit Corp. (a)	930,200	34,985
		159,091
Oil, Gas & Consumable Fuels - 1.3%
Buckeye GP Holdings LP	549,593	15,394
Frontier Oil Corp.	568,100	6,550
Petroleum Development Corp. (a)(d)	1,485,143	26,688
		48,632
TOTAL ENERGY		207,723
FINANCIALS - 2.0%
Capital Markets - 1.3%
AllianceBernstein Holding LP	1,685,500	42,643
Investment Technology Group, Inc. (a)	385,824	7,041
		49,684
Insurance - 0.7%
First Mercury Financial Corp. (d)	1,135,749	14,719
Mercer Insurance Group, Inc. (d)	656,100	11,272
		25,991
Real Estate Management & Development - 0.0%
Relo Holdings Corp.	108,700	1,490
TOTAL FINANCIALS		77,165
HEALTH CARE - 10.3%
Health Care Equipment & Supplies - 2.7%
COLTENE Holding AG (d)	421,900	21,985
Cooper Companies, Inc. (c)	1,083,000	36,270
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cutera, Inc. (a)(d)	1,284,550	$ 11,587
Cynosure, Inc. Class A (a)	430,082	4,301
Guerbet (d)	162,673	24,094
Palomar Medical Technologies, Inc. (a)	869,880	7,959
		106,196
Health Care Providers & Services - 6.5%
AMN Healthcare Services, Inc. (a)	565	5
AmSurg Corp. (a)(d)	2,305,267	47,742
Healthways, Inc. (a)(d)	3,325,705	57,102
InVentiv Health, Inc. (a)	1,249,169	19,787
United Drug PLC (Ireland) (d)	17,208,646	55,679
Universal Health Services, Inc. Class B	1,271,700	71,075
		251,390
Health Care Technology - 0.3%
Omnicell, Inc. (a)	1,060,079	10,813
Life Sciences Tools & Services - 0.5%
eResearchTechnology, Inc. (a)(d)	3,600,000	21,240
Pharmaceuticals - 0.3%
Vetoquinol SA	316,070	10,383
TOTAL HEALTH CARE		400,022
INDUSTRIALS - 23.5%
Aerospace & Defense - 8.4%
Alliant Techsystems, Inc. (a)(c)(d)	1,682,696	144,241
Esterline Technologies Corp. (a)	718,911	29,037
Moog, Inc. Class A (a)	1,260,648	33,294
QinetiQ Group PLC	16,377,205	42,324
Teledyne Technologies, Inc. (a)	534,100	17,903
VT Group PLC	6,463,284	57,307
		324,106
Air Freight & Logistics - 1.2%
Dynamex, Inc. (a)(d)	753,491	13,111
UTI Worldwide, Inc.	2,543,750	33,247
		46,358
Commercial Services & Supplies - 5.8%
ABM Industries, Inc.	401,477	7,399
Babcock International Group PLC	9,083,407	93,015
Prosegur Compania de Seguridad SA (Reg.)	1,353,825	61,934
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Spice PLC (d)	28,301,570	$ 33,404
The Geo Group, Inc. (a)	1,500,000	29,820
		225,572
Construction & Engineering - 0.3%
Daimei Telecom Engineering Corp.	1,537,500	11,667
Electrical Equipment - 2.0%
centrotherm photovoltaics AG (a)(c)	630,321	38,545
Energy Conversion Devices, Inc. (a)(c)	446,000	4,424
Roth & Rau AG (a)	557,700	22,574
Saft Groupe SA (c)	255,000	12,186
		77,729
Industrial Conglomerates - 1.8%
DCC PLC (Ireland)	2,573,723	69,401
Machinery - 0.6%
John Bean Technologies Corp.	1,306,600	22,434
Professional Services - 3.4%
Assystem Brime	545,253	7,368
Benefit One, Inc.	9,386	6,615
CBIZ, Inc. (a)	2,613,124	17,978
en-japan, Inc.	3,861	4,054
FTI Consulting, Inc. (a)	860,000	39,784
VSE Corp. (d)	272,441	12,382
Watson Wyatt Worldwide, Inc. Class A	1,057,973	43,737
		131,918
TOTAL INDUSTRIALS		909,185
INFORMATION TECHNOLOGY - 37.3%
Communications Equipment - 3.0%
Emulex Corp. (a)	2,266,400	22,075
Mitsui Knowledge Industry Co. Ltd.	11,049	1,942
Opnext, Inc. (a)(d)	6,682,175	12,228
Radiall SA	32,646	2,353
ViaSat, Inc. (a)(d)	2,536,804	77,753
		116,351
Computers & Peripherals - 0.1%
Rimage Corp. (a)	224,357	3,644
Electronic Equipment & Components - 2.9%
Benchmark Electronics, Inc. (a)	2,275,200	41,022
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Diploma PLC (d)	7,495,967	$ 21,178
Electro Scientific Industries, Inc. (a)(d)	1,753,990	17,066
Insight Enterprises, Inc. (a)	980,700	9,954
PC Connection, Inc. (a)	1,016,890	6,234
Vishay Intertechnology, Inc. (a)	2,538,800	18,406
		113,860
Internet Software & Services - 1.0%
Macromill, Inc.	4,399	6,856
Open Text Corp. (a)	27,374	1,034
Perficient, Inc. (a)	1,282,042	10,744
SkillSoft PLC sponsored ADR (a)	2,011,400	19,752
		38,386
IT Services - 22.9%
Acxiom Corp. (a)(d)	5,336,882	61,588
Affiliated Computer Services, Inc. Class A (a)	2,207,807	121,871
Broadridge Financial Solutions, Inc.	1,245,526	27,377
CACI International, Inc. Class A (a)	1,244,200	57,756
CGI Group, Inc. Class A (sub. vtg.) (a)	6,594,545	81,534
Convergys Corp. (a)	3,674,000	41,075
DST Systems, Inc. (a)	759,620	32,269
Fidelity National Information Services, Inc.	8,501,938	192,151
Global Cash Access Holdings, Inc. (a)	2,970,600	22,101
Global Payments, Inc.	236,000	12,097
Groupe Steria SCA	494,949	14,658
Hewitt Associates, Inc. Class A (a)	1,869,820	75,129
infoGROUP, Inc. (a)	199,683	1,617
Integral Systems, Inc. (a)(d)	1,097,706	9,759
NS Solutions Corp.	263,600	4,539
Patni Computer Systems Ltd. sponsored ADR	1,166,133	22,355
Sopra Group SA	49,030	3,292
Syntel, Inc.	1,496,571	56,615
Telvent GIT SA	402,355	12,851
Virtusa Corp. (a)	1,003,237	8,798
WNS Holdings Ltd. sponsored ADR (a)	1,686,636	25,671
		885,103
Semiconductors & Semiconductor Equipment - 1.8%
Axell Corp.	253,500	8,984
DSP Group, Inc. (a)(d)	1,149,029	7,227
Manz Automation AG (a)(c)	149,241	12,073
Microtune, Inc. (a)(d)	5,208,000	9,062
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Omnivision Technologies, Inc. (a)	341,782	$ 4,771
Rudolph Technologies, Inc. (a)	1,410,000	9,165
Shinkawa Ltd.	223,700	3,102
Silicon Image, Inc. (a)(d)	6,722,595	14,722
		69,106
Software - 5.6%
Deltek, Inc. (a)	2,013,575	15,323
ebix.com, Inc. (a)(c)(d)	664,106	34,474
EPIQ Systems, Inc. (a)(d)	3,242,369	41,989
NetScout Systems, Inc. (a)	311,624	3,923
Progress Software Corp. (a)	1,500,000	36,135
Simplex Technology, Inc. (c)	5,915	2,298
Solera Holdings, Inc.	1,110,900	38,837
SWORD Group	296,092	9,811
Sybase, Inc. (a)	788,800	31,741
		214,531
TOTAL INFORMATION TECHNOLOGY		1,440,981
MATERIALS - 3.0%
Chemicals - 1.2%
Airgas, Inc.	918,669	42,488
Fujikura Kasei Co., Ltd.	381,900	1,805
		44,293
Metals & Mining - 1.8%
A.M. Castle & Co. (d)	1,257,905	16,479
Reliance Steel & Aluminum Co.	819,800	33,513
Titanium Metals Corp. (c)	2,180,100	21,300
		71,292
TOTAL MATERIALS		115,585
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.6%
AboveNet, Inc. (a)	827,706	42,461
Premiere Global Services, Inc. (a)	2,421,800	18,309
		60,770
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
Syniverse Holdings, Inc. (a)	1,931,073	$ 30,627
TOTAL TELECOMMUNICATION SERVICES		91,397
TOTAL COMMON STOCKS (Cost $3,332,004)		3,664,717
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 0.21% (e)	205,900,303	205,900
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	58,291,002	58,291
TOTAL MONEY MARKET FUNDS (Cost $264,191)		264,191
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $3,596,195)		3,928,908
NET OTHER ASSETS - (1.7)%		(64,460)
NET ASSETS - 100%		$ 3,864,448
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,188
Fidelity Securities Lending Cash Central Fund	136
Total	$ 2,324
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ -	$ 14,361	$ -	$ -	$ 16,479
Acxiom Corp.	-	55,161	-	-	61,588
AFC Enterprises, Inc.	-	21,423	-	-	19,800
Alliant Techsystems, Inc.	112,570	24,199	-	-	144,241
AmSurg Corp.	43,720	2,154	-	-	47,742
COLTENE Holding AG	20,079	27	2,705	1,320	21,985
Cutera, Inc.	-	11,424	-	-	11,587
Diploma PLC	11,048	1,310	-	936	21,178
DSP Group, Inc.	-	7,386	-	-	7,227
Dynamex, Inc.	-	11,591	-	-	13,111
ebix.com, Inc.	-	17,991	-	-	34,474
Electro Scientific Industries, Inc.	-	14,622	-	-	17,066
EPIQ Systems, Inc.	52,656	-	-	-	41,989
eResearchTechnology, Inc.	-	26,484	-	-	21,240
First Mercury Financial Corp.	10,295	3,549	-	56	14,719
FTI Consulting, Inc.	180,210	-	125,261	-	-
Guerbet	-	23,069	-	393	24,094
Healthways, Inc.	-	42,654	-	-	57,102
I-Flow Corp.	-	12,208	30,830	-	-
Integral Systems, Inc.	10,955	7,104	-	-	9,759
Medical Action Industries, Inc.	7,174	-	5,086	-	-
Meiko Network Japan Co. Ltd.	-	9,063	-	146	12,072
Mercer Insurance Group, Inc.	7,545	-	-	197	11,272
Microtune, Inc.	-	11,217	-	-	9,062
Natural Gas Services Group, Inc.	-	18,081	-	-	21,157
Opnext, Inc.	-	14,561	679	-	12,228
Petroleum Development Corp.	28,515	-	-	-	26,688
RehabCare Group, Inc.	23,161	-	23,584	-	-
Silicon Image, Inc.	-	18,648	-	-	14,722
Spice PLC	39,148	2,469	5,235	752	33,404
TETRA Technologies, Inc.	-	61,111	83	-	77,762
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TNS, Inc.	$ 17,728	$ 4,496	$ 39,201	$ -	$ -
United Drug PLC (Ireland)	46,357	7,556	-	3,089	55,679
ViaSat, Inc.	25,593	36,033	-	-	77,753
Virtusa Corp.	-	15,847	11,573	-	-
VSE Corp.	-	8,643	-	14	12,382
Total	$ 636,754	$ 504,442	$ 244,237	$ 6,903	$ 949,562
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,062	$ 179,125	$ 23,937	$ -
Consumer Staples	219,597	219,597	-	-
Energy	207,723	207,723	-	-
Financials	77,165	75,675	1,490	-
Health Care	400,022	400,022	-	-
Industrials	909,185	886,849	22,336	-
Information Technology	1,440,981	1,413,260	27,721	-
Materials	115,585	113,780	1,805	-
Telecommunication Services	91,397	91,397	-	-
Money Market Funds	264,191	264,191	-	-
Total Investments in Securities:	$ 3,928,908	$ 3,851,619	$ 77,289	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.7%
United Kingdom	6.3%
Ireland	3.8%
France	2.4%
Canada	2.1%
Japan	2.0%
Spain	1.9%
Germany	1.9%
Cayman Islands	1.4%
British Virgin Islands	1.2%
Others (individually less than 1%)	2.3%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $170,510,000 all of which will expire on November 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $56,569) - See accompanying schedule: Unaffiliated issuers (cost $2,316,583)	$ 2,715,155
Fidelity Central Funds (cost $264,191)	264,191
Other affiliated issuers (cost $1,015,421)	949,562
Total Investments (cost $3,596,195)		$ 3,928,908
Foreign currency held at value (cost $62)		62
Receivable for investments sold		1,930
Receivable for fund shares sold		6,516
Dividends receivable		4,719
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		19
Receivable from investment adviser for expense reductions		130
Other receivables		12
Total assets		3,942,374

Liabilities
Payable for investments purchased	$ 8,866
Payable for fund shares redeemed	5,805
Accrued management fee	2,852
Distribution fees payable	1,122
Other affiliated payables	921
Other payables and accrued expenses	69
Collateral on securities loaned, at value	58,291
Total liabilities		77,926

Net Assets		$ 3,864,448
Net Assets consist of:
Paid in capital		$ 3,704,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(172,767)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,783
Net Assets		$ 3,864,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,223,302 ÷ 58,251 shares)	$ 21.00

Maximum offering price per share (100/94.25 of $21.00)	$ 22.28
Class T: Net Asset Value and redemption price per share ($1,276,519 ÷ 62,661 shares)	$ 20.37

Maximum offering price per share (100/96.50 of $20.37)	$ 21.11
Class B: Net Asset Value and offering price per share ($88,514 ÷ 4,703 shares)A	$ 18.82

Class C: Net Asset Value and offering price per share ($298,984 ÷ 15,738 shares)A	$ 19.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($977,129 ÷ 44,697 shares)	$ 21.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends (including $6,903 earned from other affiliated issuers)		$ 36,600
Interest		21
Income from Fidelity Central Funds		2,324
Total income		38,945

Expenses
Management fee Basic fee	$ 22,511
Performance adjustment	6,473
Transfer agent fees	8,997
Distribution fees	11,208
Accounting and security lending fees	973
Custodian fees and expenses	142
Independent trustees' compensation	22
Registration fees	187
Audit	57
Legal	14
Miscellaneous	62
Total expenses before reductions	50,646
Expense reductions	(3,226)	47,420
Net investment income (loss)		(8,475)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(150,689)
Other affiliated issuers	59,353
Foreign currency transactions	(411)
Total net realized gain (loss)		(91,747)
Change in net unrealized appreciation (depreciation) on: Investment securities	808,688
Assets and liabilities in foreign currencies	124
Total change in net unrealized appreciation (depreciation)		808,812
Net gain (loss)		717,065
Net increase (decrease) in net assets resulting from operations		$ 708,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,475)	$ 5,461
Net realized gain (loss)	(91,747)	36,010
Change in net unrealized appreciation (depreciation)	808,812	(1,030,048)
Net increase (decrease) in net assets resulting from operations	708,590	(988,577)
Distributions to shareholders from net investment income	(4,456)	-
Distributions to shareholders from net realized gain	(110,886)	(137,153)
Total distributions	(115,342)	(137,153)
Share transactions - net increase (decrease)	593,474	211,276
Total increase (decrease) in net assets	1,186,722	(914,454)

Net Assets
Beginning of period	2,677,726	3,592,180
End of period	$ 3,864,448	$ 2,677,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.69	$ 25.12	$ 24.38	$ 26.65	$ 24.10
Income from Investment Operations
Net investment income (loss) C	(.03)	.06	.04	(.11)	(.19)
Net realized and unrealized gain (loss)	4.09	(6.54)	2.61	2.37	2.78
Total from investment operations	4.06	(6.48)	2.65	2.26	2.59
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Total distributions	(.75)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 21.00	$ 17.69	$ 25.12	$ 24.38	$ 26.65
Total Return A,B	24.04%	(26.81)%	11.73%	9.62%	10.77%
Ratios to Average Net Assets D,F
Expenses before reductions	1.53%	1.35%	1.31%	1.32%	1.39%
Expenses net of fee waivers, if any	1.40%	1.35%	1.31%	1.32%	1.39%
Expenses net of all reductions	1.40%	1.34%	1.30%	1.28%	1.36%
Net investment income (loss)	(.16)%	.27%	.15%	(.46)%	(.74)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,223	$ 802	$ 1,012	$ 805	$ 636
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 24.49	$ 23.86	$ 26.22	$ 23.74
Income from Investment Operations
Net investment income (loss) C	(.07)	.02	(.01)	(.15)	(.22)
Net realized and unrealized gain (loss)	3.96	(6.36)	2.55	2.32	2.74
Total from investment operations	3.89	(6.34)	2.54	2.17	2.52
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 20.37	$ 17.20	$ 24.49	$ 23.86	$ 26.22
Total Return A,B	23.69%	(26.93)%	11.51%	9.40%	10.64%
Ratios to Average Net Assets D,F
Expenses before reductions	1.74%	1.54%	1.50%	1.50%	1.54%
Expenses net of fee waivers, if any	1.65%	1.54%	1.50%	1.50%	1.54%
Expenses net of all reductions	1.65%	1.53%	1.49%	1.46%	1.51%
Net investment income (loss)	(.41)%	.08%	(.04)%	(.64)%	(.89)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,277	$ 1,020	$ 1,515	$ 1,521	$ 1,514
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 23.01	$ 22.65	$ 25.24	$ 23.00
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.14)	(.28)	(.35)
Net realized and unrealized gain (loss)	3.67	(5.94)	2.41	2.22	2.63
Total from investment operations	3.52	(6.04)	2.27	1.94	2.28
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 18.82	$ 16.02	$ 23.01	$ 22.65	$ 25.24
Total Return A,B	23.10%	(27.38)%	10.88%	8.75%	9.93%
Ratios to Average Net Assets D,F
Expenses before reductions	2.31%	2.11%	2.09%	2.12%	2.13%
Expenses net of fee waivers, if any	2.15%	2.11%	2.09%	2.12%	2.13%
Expenses net of all reductions	2.15%	2.10%	2.08%	2.08%	2.10%
Net investment income (loss)	(.91)%	(.50)%	(.63)%	(1.26)%	(1.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 87	$ 159	$ 221	$ 315
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 23.20	$ 22.82	$ 25.39	$ 23.12
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.14)	(.27)	(.35)
Net realized and unrealized gain (loss)	3.71	(5.99)	2.43	2.23	2.66
Total from investment operations	3.56	(6.09)	2.29	1.96	2.31
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 19.00	$ 16.16	$ 23.20	$ 22.82	$ 25.39
Total Return A,B	23.15%	(27.37)%	10.89%	8.78%	10.01%
Ratios to Average Net Assets D,F
Expenses before reductions	2.28%	2.10%	2.06%	2.07%	2.10%
Expenses net of fee waivers, if any	2.15%	2.10%	2.06%	2.07%	2.10%
Expenses net of all reductions	2.15%	2.09%	2.05%	2.04%	2.07%
Net investment income (loss)	(.91)%	(.48)%	(.60)%	(1.21)%	(1.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 214	$ 306	$ 311	$ 317
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.42	$ 26.03	$ 25.19	$ 27.31	$ 24.60
Income from Investment Operations
Net investment income (loss) B	.02	.14	.12	(.03)	(.09)
Net realized and unrealized gain (loss)	4.24	(6.80)	2.70	2.44	2.84
Total from investment operations	4.26	(6.66)	2.82	2.41	2.75
Distributions from net investment income	(.10)	-	-	-	-
Distributions from net realized gain	(.72)	(.95)	(1.98)	(4.53)	(.04)
Total distributions	(.82)	(.95)	(1.98)	(4.53)	(.04)
Net asset value, end of period	$ 21.86	$ 18.42	$ 26.03	$ 25.19	$ 27.31
Total Return A	24.31%	(26.56)%	12.09%	9.99%	11.20%
Ratios to Average Net Assets C,E
Expenses before reductions	1.21%	1.03%	.99%	.97%	.98%
Expenses net of fee waivers, if any	1.15%	1.03%	.99%	.97%	.98%
Expenses net of all reductions	1.15%	1.01%	.98%	.94%	.95%
Net investment income (loss)	.09%	.59%	.47%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 977	$ 555	$ 600	$ 523	$ 421
Portfolio turnover rate D	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 22, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on equity securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions for these securities that may be considered return of capital distributions or capital gain distributions. The Fund invests in publicly traded partnerships. Distributions of $8,097 from these partnerships are included in dividend income. A portion of these distributions may ultimately be considered a return of capital for tax purposes. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 623,104
Gross unrealized depreciation	(289,681)
Net unrealized appreciation (depreciation)	$ 333,423

Tax Cost	$ 3,595,485

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (170,510)
Net unrealized appreciation (depreciation)	$ 333,492

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,456	$ -
Long-term Capital Gains	110,886	137,153
Total	$ 115,342	$ 137,153

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,291,592 and $1,268,737, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .92% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,412	$ 109
Class T	.25%	.25%	5,509	22
Class B	.75%	.25%	826	625
Class C	.75%	.25%	2,461	410
			$ 11,208	$ 1,166

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 315
Class T	61
Class B*	157
Class C*	24
$ 557

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,063.32
Class T	2,990.27
Class B	279.34
Class C	776.32
Institutional Class	1,889.25
	$ 8,997

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $118 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $136.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 1,261
Class T	1.65%	952
Class B	2.15%	128
Class C	2.15%	319
Institutional Class	1.15%	459
		$ 3,118

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by one hundred ninety-eight dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,318	$ -
Institutional Class	3,138	-
Total	$ 4,456	$ -
From net realized gain
Class A	$ 32,720	$ 38,343
Class T	42,759	58,215
Class B	3,845	6,436
Class C	9,625	12,454
Institutional Class	21,937	21,705
Total	$ 110,886	$ 137,153

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	26,704	17,663	$ 488,846	$ 396,303
Reinvestment of distributions	1,871	1,444	31,200	34,804
Shares redeemed	(15,651)	(14,050)	(281,236)	(312,676)
Net increase (decrease)	12,924	5,057	$ 238,810	$ 118,431
Class T
Shares sold	19,780	15,438	$ 349,640	$ 335,424
Reinvestment of distributions	2,511	2,359	40,724	55,368
Shares redeemed	(18,952)	(20,336)	(333,206)	(441,360)
Net increase (decrease)	3,339	(2,539)	$ 57,158	$ (50,568)
Class B
Shares sold	1,274	703	$ 20,831	$ 14,157
Reinvestment of distributions	238	269	3,576	5,915
Shares redeemed	(2,214)	(2,468)	(35,351)	(50,254)
Net increase (decrease)	(702)	(1,496)	$ (10,944)	$ (30,182)
Class C
Shares sold	5,215	3,251	$ 86,117	$ 67,043
Reinvestment of distributions	562	497	8,532	11,014
Shares redeemed	(3,286)	(3,696)	(53,557)	(73,755)
Net increase (decrease)	2,491	52	$ 41,092	$ 4,302
Institutional Class
Shares sold	24,229	13,919	$ 454,247	$ 323,164
Reinvestment of distributions	1,179	747	20,426	18,685
Shares redeemed	(10,852)	(7,581)	(207,315)	(172,556)
Net increase (decrease)	14,556	7,085	$ 267,358	$ 169,293

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 63% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Institutional Class ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0110
1.786697.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Small Cap
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	24.31%	4.59%	4.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund: For the year, the fund's Institutional Class shares gained 24.31% modestly trailing the 24.53% return of the Russell 2000® Index. Underexposure to consumer discretionary - especially retailing - was a sizable negative, as was a combination of market and security selection in industrials and a large average cash position. In contrast, the financials sector helped the most, especially a minimal exposure to banks. The utilities and energy sectors were additional sources of strength, as were our foreign holdings, which were bolstered in part by a weaker dollar. The biggest individual detractor was FTI Consulting, whose consulting practice in corporate bankruptcy and restructuring slowed as the economy improved. Software and services firm EPIQ Systems underperformed as well, as did defense contractor Alliant Techsystems and human resources consultant Watson Wyatt Worldwide. In contrast, the top contributor was Metavante Technologies, which provides bank and payment-processing services and benefited from its strong business execution, as well as an agreement to merge with a rival firm. DCC, an Irish business support services company, and Herbalife, a multi-level marketer of soy drinks and other nutrition products, outperformed as well. Some of these stocks were not held in the benchmark, and Metavante was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,158.30	$ 7.57
Hypothetical A		$ 1,000.00	$ 1,018.05	$ 7.08
Class T	1.65%
Actual		$ 1,000.00	$ 1,156.70	$ 8.92
Hypothetical A		$ 1,000.00	$ 1,016.80	$ 8.34
Class B	2.15%
Actual		$ 1,000.00	$ 1,153.90	$ 11.61
Hypothetical A		$ 1,000.00	$ 1,014.29	$ 10.86
Class C	2.15%
Actual		$ 1,000.00	$ 1,154.30	$ 11.61
Hypothetical A		$ 1,000.00	$ 1,014.29	$ 10.86
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,159.70	$ 6.23
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity National Information Services, Inc.	5.0	1.5
Alliant Techsystems, Inc.	3.7	3.8
Affiliated Computer Services, Inc. Class A	3.2	3.5
Babcock International Group PLC	2.4	1.6
CGI Group, Inc. Class A (sub. vtg.)	2.1	2.0
TETRA Technologies, Inc.	2.0	0.3
ViaSat, Inc.	2.0	1.0
Hewitt Associates, Inc. Class A	1.9	1.7
Universal Health Services, Inc. Class B	1.8	2.3
DCC PLC (Ireland)	1.8	2.0
	25.9
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.3	30.0
Industrials	23.5	24.2
Health Care	10.3	10.6
Consumer Staples	5.7	5.4
Energy	5.4	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 94.8%		Stocks 90.3%
	Convertible Securities 0.0%		Convertible Securities† 0.0%
	Short-Term Investments and Net Other Assets 5.2%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	25.3%	** Foreign investments	17.6%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.2%
Diversified Consumer Services - 0.8%
Best Bridal, Inc.	257	$ 737
Jackson Hewitt Tax Service, Inc.	888,461	3,678
Meiko Network Japan Co. Ltd. (d)	1,777,200	12,072
Raffles Education Corp. Ltd.	51,951,574	15,953
		32,440
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. (a)(d)	2,528,730	19,800
Brinker International, Inc.	679,200	9,373
		29,173
Household Durables - 1.3%
Tupperware Brands Corp.	1,053,643	49,047
Internet & Catalog Retail - 0.1%
Toupargel-Agrigel	136,301	3,544
Specialty Retail - 1.2%
Charming Shoppes, Inc. (a)(c)	3,584,738	17,278
Gulliver International Co. Ltd. (c)	131,660	9,010
Jumbo SA (a)	108,907	1,308
Rent-A-Center, Inc. (a)	1,003,235	17,747
		45,343
Textiles, Apparel & Luxury Goods - 1.1%
FGX International Ltd. (a)	732,000	12,078
Movado Group, Inc.	540,000	5,557
Sanei-International Co. Ltd.	228,800	2,118
Unifirst Corp.	540,668	23,762
		43,515
TOTAL CONSUMER DISCRETIONARY		203,062
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 1.5%
BJ's Wholesale Club, Inc. (a)	1,059,200	36,765
Ingles Markets, Inc. Class A	225,000	3,512
PriceSmart, Inc.	1,021,135	19,187
		59,464
Food Products - 2.1%
Corn Products International, Inc.	1,587,200	44,505
TreeHouse Foods, Inc. (a)	994,084	34,664
		79,169
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 2.1%
Chattem, Inc. (a)(c)	382,562	$ 25,188
Herbalife Ltd.	1,329,900	55,776
		80,964
TOTAL CONSUMER STAPLES		219,597
ENERGY - 5.4%
Energy Equipment & Services - 4.1%
Bristow Group, Inc. (a)	733,900	25,187
Natural Gas Services Group, Inc. (a)(d)	1,209,683	21,157
TETRA Technologies, Inc. (a)(d)	7,505,996	77,762
Unit Corp. (a)	930,200	34,985
		159,091
Oil, Gas & Consumable Fuels - 1.3%
Buckeye GP Holdings LP	549,593	15,394
Frontier Oil Corp.	568,100	6,550
Petroleum Development Corp. (a)(d)	1,485,143	26,688
		48,632
TOTAL ENERGY		207,723
FINANCIALS - 2.0%
Capital Markets - 1.3%
AllianceBernstein Holding LP	1,685,500	42,643
Investment Technology Group, Inc. (a)	385,824	7,041
		49,684
Insurance - 0.7%
First Mercury Financial Corp. (d)	1,135,749	14,719
Mercer Insurance Group, Inc. (d)	656,100	11,272
		25,991
Real Estate Management & Development - 0.0%
Relo Holdings Corp.	108,700	1,490
TOTAL FINANCIALS		77,165
HEALTH CARE - 10.3%
Health Care Equipment & Supplies - 2.7%
COLTENE Holding AG (d)	421,900	21,985
Cooper Companies, Inc. (c)	1,083,000	36,270
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cutera, Inc. (a)(d)	1,284,550	$ 11,587
Cynosure, Inc. Class A (a)	430,082	4,301
Guerbet (d)	162,673	24,094
Palomar Medical Technologies, Inc. (a)	869,880	7,959
		106,196
Health Care Providers & Services - 6.5%
AMN Healthcare Services, Inc. (a)	565	5
AmSurg Corp. (a)(d)	2,305,267	47,742
Healthways, Inc. (a)(d)	3,325,705	57,102
InVentiv Health, Inc. (a)	1,249,169	19,787
United Drug PLC (Ireland) (d)	17,208,646	55,679
Universal Health Services, Inc. Class B	1,271,700	71,075
		251,390
Health Care Technology - 0.3%
Omnicell, Inc. (a)	1,060,079	10,813
Life Sciences Tools & Services - 0.5%
eResearchTechnology, Inc. (a)(d)	3,600,000	21,240
Pharmaceuticals - 0.3%
Vetoquinol SA	316,070	10,383
TOTAL HEALTH CARE		400,022
INDUSTRIALS - 23.5%
Aerospace & Defense - 8.4%
Alliant Techsystems, Inc. (a)(c)(d)	1,682,696	144,241
Esterline Technologies Corp. (a)	718,911	29,037
Moog, Inc. Class A (a)	1,260,648	33,294
QinetiQ Group PLC	16,377,205	42,324
Teledyne Technologies, Inc. (a)	534,100	17,903
VT Group PLC	6,463,284	57,307
		324,106
Air Freight & Logistics - 1.2%
Dynamex, Inc. (a)(d)	753,491	13,111
UTI Worldwide, Inc.	2,543,750	33,247
		46,358
Commercial Services & Supplies - 5.8%
ABM Industries, Inc.	401,477	7,399
Babcock International Group PLC	9,083,407	93,015
Prosegur Compania de Seguridad SA (Reg.)	1,353,825	61,934
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Spice PLC (d)	28,301,570	$ 33,404
The Geo Group, Inc. (a)	1,500,000	29,820
		225,572
Construction & Engineering - 0.3%
Daimei Telecom Engineering Corp.	1,537,500	11,667
Electrical Equipment - 2.0%
centrotherm photovoltaics AG (a)(c)	630,321	38,545
Energy Conversion Devices, Inc. (a)(c)	446,000	4,424
Roth & Rau AG (a)	557,700	22,574
Saft Groupe SA (c)	255,000	12,186
		77,729
Industrial Conglomerates - 1.8%
DCC PLC (Ireland)	2,573,723	69,401
Machinery - 0.6%
John Bean Technologies Corp.	1,306,600	22,434
Professional Services - 3.4%
Assystem Brime	545,253	7,368
Benefit One, Inc.	9,386	6,615
CBIZ, Inc. (a)	2,613,124	17,978
en-japan, Inc.	3,861	4,054
FTI Consulting, Inc. (a)	860,000	39,784
VSE Corp. (d)	272,441	12,382
Watson Wyatt Worldwide, Inc. Class A	1,057,973	43,737
		131,918
TOTAL INDUSTRIALS		909,185
INFORMATION TECHNOLOGY - 37.3%
Communications Equipment - 3.0%
Emulex Corp. (a)	2,266,400	22,075
Mitsui Knowledge Industry Co. Ltd.	11,049	1,942
Opnext, Inc. (a)(d)	6,682,175	12,228
Radiall SA	32,646	2,353
ViaSat, Inc. (a)(d)	2,536,804	77,753
		116,351
Computers & Peripherals - 0.1%
Rimage Corp. (a)	224,357	3,644
Electronic Equipment & Components - 2.9%
Benchmark Electronics, Inc. (a)	2,275,200	41,022
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Diploma PLC (d)	7,495,967	$ 21,178
Electro Scientific Industries, Inc. (a)(d)	1,753,990	17,066
Insight Enterprises, Inc. (a)	980,700	9,954
PC Connection, Inc. (a)	1,016,890	6,234
Vishay Intertechnology, Inc. (a)	2,538,800	18,406
		113,860
Internet Software & Services - 1.0%
Macromill, Inc.	4,399	6,856
Open Text Corp. (a)	27,374	1,034
Perficient, Inc. (a)	1,282,042	10,744
SkillSoft PLC sponsored ADR (a)	2,011,400	19,752
		38,386
IT Services - 22.9%
Acxiom Corp. (a)(d)	5,336,882	61,588
Affiliated Computer Services, Inc. Class A (a)	2,207,807	121,871
Broadridge Financial Solutions, Inc.	1,245,526	27,377
CACI International, Inc. Class A (a)	1,244,200	57,756
CGI Group, Inc. Class A (sub. vtg.) (a)	6,594,545	81,534
Convergys Corp. (a)	3,674,000	41,075
DST Systems, Inc. (a)	759,620	32,269
Fidelity National Information Services, Inc.	8,501,938	192,151
Global Cash Access Holdings, Inc. (a)	2,970,600	22,101
Global Payments, Inc.	236,000	12,097
Groupe Steria SCA	494,949	14,658
Hewitt Associates, Inc. Class A (a)	1,869,820	75,129
infoGROUP, Inc. (a)	199,683	1,617
Integral Systems, Inc. (a)(d)	1,097,706	9,759
NS Solutions Corp.	263,600	4,539
Patni Computer Systems Ltd. sponsored ADR	1,166,133	22,355
Sopra Group SA	49,030	3,292
Syntel, Inc.	1,496,571	56,615
Telvent GIT SA	402,355	12,851
Virtusa Corp. (a)	1,003,237	8,798
WNS Holdings Ltd. sponsored ADR (a)	1,686,636	25,671
		885,103
Semiconductors & Semiconductor Equipment - 1.8%
Axell Corp.	253,500	8,984
DSP Group, Inc. (a)(d)	1,149,029	7,227
Manz Automation AG (a)(c)	149,241	12,073
Microtune, Inc. (a)(d)	5,208,000	9,062
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Omnivision Technologies, Inc. (a)	341,782	$ 4,771
Rudolph Technologies, Inc. (a)	1,410,000	9,165
Shinkawa Ltd.	223,700	3,102
Silicon Image, Inc. (a)(d)	6,722,595	14,722
		69,106
Software - 5.6%
Deltek, Inc. (a)	2,013,575	15,323
ebix.com, Inc. (a)(c)(d)	664,106	34,474
EPIQ Systems, Inc. (a)(d)	3,242,369	41,989
NetScout Systems, Inc. (a)	311,624	3,923
Progress Software Corp. (a)	1,500,000	36,135
Simplex Technology, Inc. (c)	5,915	2,298
Solera Holdings, Inc.	1,110,900	38,837
SWORD Group	296,092	9,811
Sybase, Inc. (a)	788,800	31,741
		214,531
TOTAL INFORMATION TECHNOLOGY		1,440,981
MATERIALS - 3.0%
Chemicals - 1.2%
Airgas, Inc.	918,669	42,488
Fujikura Kasei Co., Ltd.	381,900	1,805
		44,293
Metals & Mining - 1.8%
A.M. Castle & Co. (d)	1,257,905	16,479
Reliance Steel & Aluminum Co.	819,800	33,513
Titanium Metals Corp. (c)	2,180,100	21,300
		71,292
TOTAL MATERIALS		115,585
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.6%
AboveNet, Inc. (a)	827,706	42,461
Premiere Global Services, Inc. (a)	2,421,800	18,309
		60,770
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
Syniverse Holdings, Inc. (a)	1,931,073	$ 30,627
TOTAL TELECOMMUNICATION SERVICES		91,397
TOTAL COMMON STOCKS (Cost $3,332,004)		3,664,717
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 0.21% (e)	205,900,303	205,900
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e)	58,291,002	58,291
TOTAL MONEY MARKET FUNDS (Cost $264,191)		264,191
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $3,596,195)		3,928,908
NET OTHER ASSETS - (1.7)%		(64,460)
NET ASSETS - 100%		$ 3,864,448
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,188
Fidelity Securities Lending Cash Central Fund	136
Total	$ 2,324
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ -	$ 14,361	$ -	$ -	$ 16,479
Acxiom Corp.	-	55,161	-	-	61,588
AFC Enterprises, Inc.	-	21,423	-	-	19,800
Alliant Techsystems, Inc.	112,570	24,199	-	-	144,241
AmSurg Corp.	43,720	2,154	-	-	47,742
COLTENE Holding AG	20,079	27	2,705	1,320	21,985
Cutera, Inc.	-	11,424	-	-	11,587
Diploma PLC	11,048	1,310	-	936	21,178
DSP Group, Inc.	-	7,386	-	-	7,227
Dynamex, Inc.	-	11,591	-	-	13,111
ebix.com, Inc.	-	17,991	-	-	34,474
Electro Scientific Industries, Inc.	-	14,622	-	-	17,066
EPIQ Systems, Inc.	52,656	-	-	-	41,989
eResearchTechnology, Inc.	-	26,484	-	-	21,240
First Mercury Financial Corp.	10,295	3,549	-	56	14,719
FTI Consulting, Inc.	180,210	-	125,261	-	-
Guerbet	-	23,069	-	393	24,094
Healthways, Inc.	-	42,654	-	-	57,102
I-Flow Corp.	-	12,208	30,830	-	-
Integral Systems, Inc.	10,955	7,104	-	-	9,759
Medical Action Industries, Inc.	7,174	-	5,086	-	-
Meiko Network Japan Co. Ltd.	-	9,063	-	146	12,072
Mercer Insurance Group, Inc.	7,545	-	-	197	11,272
Microtune, Inc.	-	11,217	-	-	9,062
Natural Gas Services Group, Inc.	-	18,081	-	-	21,157
Opnext, Inc.	-	14,561	679	-	12,228
Petroleum Development Corp.	28,515	-	-	-	26,688
RehabCare Group, Inc.	23,161	-	23,584	-	-
Silicon Image, Inc.	-	18,648	-	-	14,722
Spice PLC	39,148	2,469	5,235	752	33,404
TETRA Technologies, Inc.	-	61,111	83	-	77,762
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TNS, Inc.	$ 17,728	$ 4,496	$ 39,201	$ -	$ -
United Drug PLC (Ireland)	46,357	7,556	-	3,089	55,679
ViaSat, Inc.	25,593	36,033	-	-	77,753
Virtusa Corp.	-	15,847	11,573	-	-
VSE Corp.	-	8,643	-	14	12,382
Total	$ 636,754	$ 504,442	$ 244,237	$ 6,903	$ 949,562
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 203,062	$ 179,125	$ 23,937	$ -
Consumer Staples	219,597	219,597	-	-
Energy	207,723	207,723	-	-
Financials	77,165	75,675	1,490	-
Health Care	400,022	400,022	-	-
Industrials	909,185	886,849	22,336	-
Information Technology	1,440,981	1,413,260	27,721	-
Materials	115,585	113,780	1,805	-
Telecommunication Services	91,397	91,397	-	-
Money Market Funds	264,191	264,191	-	-
Total Investments in Securities:	$ 3,928,908	$ 3,851,619	$ 77,289	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.7%
United Kingdom	6.3%
Ireland	3.8%
France	2.4%
Canada	2.1%
Japan	2.0%
Spain	1.9%
Germany	1.9%
Cayman Islands	1.4%
British Virgin Islands	1.2%
Others (individually less than 1%)	2.3%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $170,510,000 all of which will expire on November 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $56,569) - See accompanying schedule: Unaffiliated issuers (cost $2,316,583)	$ 2,715,155
Fidelity Central Funds (cost $264,191)	264,191
Other affiliated issuers (cost $1,015,421)	949,562
Total Investments (cost $3,596,195)		$ 3,928,908
Foreign currency held at value (cost $62)		62
Receivable for investments sold		1,930
Receivable for fund shares sold		6,516
Dividends receivable		4,719
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		19
Receivable from investment adviser for expense reductions		130
Other receivables		12
Total assets		3,942,374

Liabilities
Payable for investments purchased	$ 8,866
Payable for fund shares redeemed	5,805
Accrued management fee	2,852
Distribution fees payable	1,122
Other affiliated payables	921
Other payables and accrued expenses	69
Collateral on securities loaned, at value	58,291
Total liabilities		77,926

Net Assets		$ 3,864,448
Net Assets consist of:
Paid in capital		$ 3,704,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(172,767)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,783
Net Assets		$ 3,864,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,223,302 ÷ 58,251 shares)	$ 21.00

Maximum offering price per share (100/94.25 of $21.00)	$ 22.28
Class T: Net Asset Value and redemption price per share ($1,276,519 ÷ 62,661 shares)	$ 20.37

Maximum offering price per share (100/96.50 of $20.37)	$ 21.11
Class B: Net Asset Value and offering price per share ($88,514 ÷ 4,703 shares)A	$ 18.82

Class C: Net Asset Value and offering price per share ($298,984 ÷ 15,738 shares)A	$ 19.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($977,129 ÷ 44,697 shares)	$ 21.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends (including $6,903 earned from other affiliated issuers)		$ 36,600
Interest		21
Income from Fidelity Central Funds		2,324
Total income		38,945

Expenses
Management fee Basic fee	$ 22,511
Performance adjustment	6,473
Transfer agent fees	8,997
Distribution fees	11,208
Accounting and security lending fees	973
Custodian fees and expenses	142
Independent trustees' compensation	22
Registration fees	187
Audit	57
Legal	14
Miscellaneous	62
Total expenses before reductions	50,646
Expense reductions	(3,226)	47,420
Net investment income (loss)		(8,475)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(150,689)
Other affiliated issuers	59,353
Foreign currency transactions	(411)
Total net realized gain (loss)		(91,747)
Change in net unrealized appreciation (depreciation) on: Investment securities	808,688
Assets and liabilities in foreign currencies	124
Total change in net unrealized appreciation (depreciation)		808,812
Net gain (loss)		717,065
Net increase (decrease) in net assets resulting from operations		$ 708,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,475)	$ 5,461
Net realized gain (loss)	(91,747)	36,010
Change in net unrealized appreciation (depreciation)	808,812	(1,030,048)
Net increase (decrease) in net assets resulting from operations	708,590	(988,577)
Distributions to shareholders from net investment income	(4,456)	-
Distributions to shareholders from net realized gain	(110,886)	(137,153)
Total distributions	(115,342)	(137,153)
Share transactions - net increase (decrease)	593,474	211,276
Total increase (decrease) in net assets	1,186,722	(914,454)

Net Assets
Beginning of period	2,677,726	3,592,180
End of period	$ 3,864,448	$ 2,677,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.69	$ 25.12	$ 24.38	$ 26.65	$ 24.10
Income from Investment Operations
Net investment income (loss) C	(.03)	.06	.04	(.11)	(.19)
Net realized and unrealized gain (loss)	4.09	(6.54)	2.61	2.37	2.78
Total from investment operations	4.06	(6.48)	2.65	2.26	2.59
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Total distributions	(.75)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 21.00	$ 17.69	$ 25.12	$ 24.38	$ 26.65
Total Return A,B	24.04%	(26.81)%	11.73%	9.62%	10.77%
Ratios to Average Net Assets D,F
Expenses before reductions	1.53%	1.35%	1.31%	1.32%	1.39%
Expenses net of fee waivers, if any	1.40%	1.35%	1.31%	1.32%	1.39%
Expenses net of all reductions	1.40%	1.34%	1.30%	1.28%	1.36%
Net investment income (loss)	(.16)%	.27%	.15%	(.46)%	(.74)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,223	$ 802	$ 1,012	$ 805	$ 636
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 24.49	$ 23.86	$ 26.22	$ 23.74
Income from Investment Operations
Net investment income (loss) C	(.07)	.02	(.01)	(.15)	(.22)
Net realized and unrealized gain (loss)	3.96	(6.36)	2.55	2.32	2.74
Total from investment operations	3.89	(6.34)	2.54	2.17	2.52
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 20.37	$ 17.20	$ 24.49	$ 23.86	$ 26.22
Total Return A,B	23.69%	(26.93)%	11.51%	9.40%	10.64%
Ratios to Average Net Assets D,F
Expenses before reductions	1.74%	1.54%	1.50%	1.50%	1.54%
Expenses net of fee waivers, if any	1.65%	1.54%	1.50%	1.50%	1.54%
Expenses net of all reductions	1.65%	1.53%	1.49%	1.46%	1.51%
Net investment income (loss)	(.41)%	.08%	(.04)%	(.64)%	(.89)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,277	$ 1,020	$ 1,515	$ 1,521	$ 1,514
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 23.01	$ 22.65	$ 25.24	$ 23.00
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.14)	(.28)	(.35)
Net realized and unrealized gain (loss)	3.67	(5.94)	2.41	2.22	2.63
Total from investment operations	3.52	(6.04)	2.27	1.94	2.28
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 18.82	$ 16.02	$ 23.01	$ 22.65	$ 25.24
Total Return A,B	23.10%	(27.38)%	10.88%	8.75%	9.93%
Ratios to Average Net Assets D,F
Expenses before reductions	2.31%	2.11%	2.09%	2.12%	2.13%
Expenses net of fee waivers, if any	2.15%	2.11%	2.09%	2.12%	2.13%
Expenses net of all reductions	2.15%	2.10%	2.08%	2.08%	2.10%
Net investment income (loss)	(.91)%	(.50)%	(.63)%	(1.26)%	(1.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 87	$ 159	$ 221	$ 315
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 23.20	$ 22.82	$ 25.39	$ 23.12
Income from Investment Operations
Net investment income (loss) C	(.15)	(.10)	(.14)	(.27)	(.35)
Net realized and unrealized gain (loss)	3.71	(5.99)	2.43	2.23	2.66
Total from investment operations	3.56	(6.09)	2.29	1.96	2.31
Distributions from net realized gain	(.72)	(.95)	(1.91)	(4.53)	(.04)
Net asset value, end of period	$ 19.00	$ 16.16	$ 23.20	$ 22.82	$ 25.39
Total Return A,B	23.15%	(27.37)%	10.89%	8.78%	10.01%
Ratios to Average Net Assets D,F
Expenses before reductions	2.28%	2.10%	2.06%	2.07%	2.10%
Expenses net of fee waivers, if any	2.15%	2.10%	2.06%	2.07%	2.10%
Expenses net of all reductions	2.15%	2.09%	2.05%	2.04%	2.07%
Net investment income (loss)	(.91)%	(.48)%	(.60)%	(1.21)%	(1.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 214	$ 306	$ 311	$ 317
Portfolio turnover rate E	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.42	$ 26.03	$ 25.19	$ 27.31	$ 24.60
Income from Investment Operations
Net investment income (loss) B	.02	.14	.12	(.03)	(.09)
Net realized and unrealized gain (loss)	4.24	(6.80)	2.70	2.44	2.84
Total from investment operations	4.26	(6.66)	2.82	2.41	2.75
Distributions from net investment income	(.10)	-	-	-	-
Distributions from net realized gain	(.72)	(.95)	(1.98)	(4.53)	(.04)
Total distributions	(.82)	(.95)	(1.98)	(4.53)	(.04)
Net asset value, end of period	$ 21.86	$ 18.42	$ 26.03	$ 25.19	$ 27.31
Total Return A	24.31%	(26.56)%	12.09%	9.99%	11.20%
Ratios to Average Net Assets C,E
Expenses before reductions	1.21%	1.03%	.99%	.97%	.98%
Expenses net of fee waivers, if any	1.15%	1.03%	.99%	.97%	.98%
Expenses net of all reductions	1.15%	1.01%	.98%	.94%	.95%
Net investment income (loss)	.09%	.59%	.47%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 977	$ 555	$ 600	$ 523	$ 421
Portfolio turnover rate D	46%	98%	65%	84%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 22, 2010, have been

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on equity securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions for these securities that may be considered return of capital distributions or capital gain distributions. The Fund invests in publicly traded partnerships. Distributions of $8,097 from these partnerships are included in dividend income. A portion of these distributions may ultimately be considered a return of capital for tax purposes. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 623,104
Gross unrealized depreciation	(289,681)
Net unrealized appreciation (depreciation)	$ 333,423

Tax Cost	$ 3,595,485

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (170,510)
Net unrealized appreciation (depreciation)	$ 333,492

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,456	$ -
Long-term Capital Gains	110,886	137,153
Total	$ 115,342	$ 137,153

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,291,592 and $1,268,737, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .92% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,412	$ 109
Class T	.25%	.25%	5,509	22
Class B	.75%	.25%	826	625
Class C	.75%	.25%	2,461	410
			$ 11,208	$ 1,166

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 315
Class T	61
Class B*	157
Class C*	24
$ 557

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,063.32
Class T	2,990.27
Class B	279.34
Class C	776.32
Institutional Class	1,889.25
	$ 8,997

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $118 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $136.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 1,261
Class T	1.65%	952
Class B	2.15%	128
Class C	2.15%	319
Institutional Class	1.15%	459
		$ 3,118

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $108 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by one hundred ninety-eight dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,318	$ -
Institutional Class	3,138	-
Total	$ 4,456	$ -
From net realized gain
Class A	$ 32,720	$ 38,343
Class T	42,759	58,215
Class B	3,845	6,436
Class C	9,625	12,454
Institutional Class	21,937	21,705
Total	$ 110,886	$ 137,153

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	26,704	17,663	$ 488,846	$ 396,303
Reinvestment of distributions	1,871	1,444	31,200	34,804
Shares redeemed	(15,651)	(14,050)	(281,236)	(312,676)
Net increase (decrease)	12,924	5,057	$ 238,810	$ 118,431
Class T
Shares sold	19,780	15,438	$ 349,640	$ 335,424
Reinvestment of distributions	2,511	2,359	40,724	55,368
Shares redeemed	(18,952)	(20,336)	(333,206)	(441,360)
Net increase (decrease)	3,339	(2,539)	$ 57,158	$ (50,568)
Class B
Shares sold	1,274	703	$ 20,831	$ 14,157
Reinvestment of distributions	238	269	3,576	5,915
Shares redeemed	(2,214)	(2,468)	(35,351)	(50,254)
Net increase (decrease)	(702)	(1,496)	$ (10,944)	$ (30,182)
Class C
Shares sold	5,215	3,251	$ 86,117	$ 67,043
Reinvestment of distributions	562	497	8,532	11,014
Shares redeemed	(3,286)	(3,696)	(53,557)	(73,755)
Net increase (decrease)	2,491	52	$ 41,092	$ 4,302
Institutional Class
Shares sold	24,229	13,919	$ 454,247	$ 323,164
Reinvestment of distributions	1,179	747	20,426	18,685
Shares redeemed	(10,852)	(7,581)	(207,315)	(172,556)
Net increase (decrease)	14,556	7,085	$ 267,358	$ 169,293

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 18% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 70% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Institutional Class ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Class C ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCFI-UANN-0110
1.786698.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Strategic Growth
Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	35.64%	-0.01%	-3.51%
Class T (incl. 3.50% sales charge) C	38.42%	0.21%	-3.56%
Class B (incl. contingent deferred sale charge) A, C	37.86%	0.06%	-3.46%
Class C (incl. contingent deferred sales charge)B, C	41.74%	0.44%	-3.68%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund: For the 12 months ending November 30, 2009, the fund's Class A, Class T, Class B and Class C shares returned 43.92%, 43.44%, 42.86% and 42.74%, respectively (excluding sales charges). The fund beat the 35.50% return of its benchmark, the Russell 1000® Growth Index, entirely through security selection, which was particularly helpful in the information technology, consumer discretionary, health care and industrials sectors. My focus remained on companies with the potential to grow earnings faster than the market over the long term. Top performers included non-index holding Tempur-Pedic International, a premium bedding company that benefited from aggressive cost cutting, and Inverness Medical Innovations, a medical diagnostics company with steady revenue growth and good expense discipline. Other standouts were Apple, which climbed amid strong iPod, iPhone and iTouch sales, and search engine Google, which gained from cost cutting and expectations of an improved advertising environment. On the downside, consumer staples stocks such as Procter & Gamble suffered as investors shifted out of more-defensive sectors. An underweighting in International Business Machines (IBM) further hindered performance as the company's cost cutting, diversified product line and stock buybacks drove the share price higher. An overweighting in banks and a small cash position also modestly detracted from results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,234.40	$ 7.00
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,232.60	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,231.70	$ 11.19
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,229.70	$ 11.18
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,236.10	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.7	3.3
Google, Inc. Class A	4.2	3.3
Microsoft Corp.	4.0	2.0
Cisco Systems, Inc.	2.4	2.3
Amazon.com, Inc.	2.3	1.0
Procter & Gamble Co.	2.1	1.3
Wal-Mart Stores, Inc.	2.1	2.6
Exxon Mobil Corp.	2.0	1.1
Tempur-Pedic International, Inc.	1.7	0.7
Covidien PLC	1.7	0.5
	27.2
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.1	31.0
Health Care	14.3	12.7
Consumer Staples	13.5	10.5
Consumer Discretionary	10.9	11.3
Industrials	9.2	11.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 94.5%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	9.1%	** Foreign investments	8.4%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.6%
Johnson Controls, Inc.	4,300	$ 116,315
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	2,800	177,100
Starbucks Corp. (a)	6,600	144,540
Wyndham Worldwide Corp.	2,800	51,996
		373,636
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	14,400	310,320
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	3,000	407,730
Specialty Retail - 1.5%
Best Buy Co., Inc.	1,400	59,962
Sally Beauty Holdings, Inc. (a)	8,400	58,632
Staples, Inc.	2,900	67,628
TJX Companies, Inc.	2,400	92,112
		278,334
Textiles, Apparel & Luxury Goods - 2.7%
Deckers Outdoor Corp. (a)	2,300	213,049
G-III Apparel Group Ltd. (a)	2,700	45,819
Phillips-Van Heusen Corp.	2,400	96,000
Polo Ralph Lauren Corp. Class A	1,700	130,645
		485,513
TOTAL CONSUMER DISCRETIONARY		1,971,848
CONSUMER STAPLES - 13.5%
Beverages - 3.0%
Anheuser-Busch InBev SA NV	2,447	122,121
PepsiCo, Inc.	2,400	149,328
The Coca-Cola Co.	4,900	280,280
		551,729
Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	2,800	167,748
Kroger Co.	2,600	59,124
Wal-Mart Stores, Inc.	7,000	381,850
Walgreen Co.	5,000	194,450
Whole Foods Market, Inc. (a)	3,800	97,470
		900,642
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 2.6%
Danone	2,113	$ 126,296
Nestle SA sponsored ADR	2,750	130,405
The J.M. Smucker Co.	3,500	206,780
		463,481
Household Products - 2.1%
Procter & Gamble Co.	6,200	386,570
Personal Products - 0.8%
Avon Products, Inc.	4,000	137,000
TOTAL CONSUMER STAPLES		2,439,422
ENERGY - 4.7%
Energy Equipment & Services - 0.8%
Schlumberger Ltd.	2,220	141,836
Oil, Gas & Consumable Fuels - 3.9%
Arch Coal, Inc.	1,700	35,462
Chesapeake Energy Corp.	1,900	45,448
Exxon Mobil Corp.	4,740	355,832
Marathon Oil Corp.	2,600	84,812
Massey Energy Co.	1,700	64,022
Occidental Petroleum Corp.	1,000	80,790
Range Resources Corp.	900	42,417
		708,783
TOTAL ENERGY		850,619
FINANCIALS - 5.1%
Capital Markets - 0.8%
Goldman Sachs Group, Inc.	200	33,932
Morgan Stanley	3,470	109,583
		143,515
Commercial Banks - 1.1%
PNC Financial Services Group, Inc.	1,200	68,412
Wells Fargo & Co.	4,500	126,180
		194,592
Consumer Finance - 0.5%
American Express Co.	2,300	96,209
Diversified Financial Services - 2.0%
Bank of America Corp.	5,600	88,760
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	600	$ 196,938
JPMorgan Chase & Co.	1,900	80,731
		366,429
Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc.	2,500	127,175
TOTAL FINANCIALS		927,920
HEALTH CARE - 14.3%
Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (a)	1,432	64,941
Amgen, Inc. (a)	3,300	185,955
Biogen Idec, Inc. (a)	2,600	122,044
Dendreon Corp. (a)(c)	1,600	43,744
Gilead Sciences, Inc. (a)	1,600	73,680
Protalix BioTherapeutics, Inc. (a)	3,000	29,580
United Therapeutics Corp. (a)	1,400	63,826
		583,770
Health Care Equipment & Supplies - 3.0%
Covidien PLC	6,600	309,012
ev3, Inc. (a)	1,400	17,780
Inverness Medical Innovations, Inc. (a)	4,475	188,174
Mako Surgical Corp. (a)	900	7,668
NuVasive, Inc. (a)	500	16,225
		538,859
Health Care Providers & Services - 2.5%
Express Scripts, Inc. (a)	1,800	154,440
Humana, Inc. (a)	1,200	49,812
Medco Health Solutions, Inc. (a)	3,400	214,744
UnitedHealth Group, Inc.	1,500	43,005
		462,001
Health Care Technology - 0.6%
Cerner Corp. (a)	1,400	105,406
Life Sciences Tools & Services - 0.5%
QIAGEN NV (a)	3,700	81,770
Pharmaceuticals - 4.5%
Allergan, Inc.	4,500	261,585
Cadence Pharmaceuticals, Inc. (a)	2,500	21,475
Johnson & Johnson	2,500	157,100
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
King Pharmaceuticals, Inc. (a)	3,600	$ 42,588
Merck & Co., Inc.	2,600	94,146
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,000	211,160
ViroPharma, Inc. (a)	3,000	22,680
		810,734
TOTAL HEALTH CARE		2,582,540
INDUSTRIALS - 9.2%
Aerospace & Defense - 4.3%
Alliant Techsystems, Inc. (a)	2,300	197,156
Honeywell International, Inc.	3,600	138,492
Precision Castparts Corp.	1,800	186,624
United Technologies Corp.	3,900	262,236
		784,508
Building Products - 0.3%
Masco Corp.	4,000	54,320
Electrical Equipment - 0.9%
American Superconductor Corp. (a)(c)	1,300	43,160
AMETEK, Inc.	1,900	69,464
Rockwell Automation, Inc.	1,200	52,188
		164,812
Machinery - 1.9%
Caterpillar, Inc.	1,900	110,941
Cummins, Inc.	1,700	76,330
Danaher Corp.	1,000	70,920
Ingersoll-Rand Co. Ltd.	2,700	95,499
		353,690
Professional Services - 0.3%
Robert Half International, Inc.	2,300	51,359
Road & Rail - 1.5%
CSX Corp.	2,300	109,204
Union Pacific Corp.	2,500	158,150
		267,354
TOTAL INDUSTRIALS		1,676,043
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 32.1%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	18,500	$ 432,900
Juniper Networks, Inc. (a)	5,000	130,650
Palm, Inc. (a)	2,900	31,639
QUALCOMM, Inc.	6,000	270,000
		865,189
Computers & Peripherals - 7.4%
Apple, Inc. (a)	4,290	857,613
Dell, Inc. (a)	5,600	79,072
Hewlett-Packard Co.	5,900	289,454
Seagate Technology	3,700	55,981
Western Digital Corp. (a)	1,500	55,260
		1,337,380
Electronic Equipment & Components - 0.5%
Agilent Technologies, Inc. (a)	2,500	72,300
Ingram Micro, Inc. Class A (a)	1,800	30,582
		102,882
Internet Software & Services - 5.4%
Baidu.com, Inc. sponsored ADR (a)	100	43,374
eBay, Inc. (a)	4,300	105,221
Google, Inc. Class A (a)	1,306	761,398
NetEase.com, Inc. sponsored ADR (a)	900	34,416
Tencent Holdings Ltd.	1,600	29,585
		973,994
IT Services - 2.1%
Alliance Data Systems Corp. (a)	2,800	170,772
Cognizant Technology Solutions Corp. Class A (a)	3,100	136,183
MasterCard, Inc. Class A	300	72,258
		379,213
Semiconductors & Semiconductor Equipment - 3.7%
ASML Holding NV (NY Shares)	1,800	55,782
Intel Corp.	13,400	257,280
KLA-Tencor Corp.	1,400	43,736
Lam Research Corp. (a)	1,200	40,788
Marvell Technology Group Ltd. (a)	5,000	77,100
NVIDIA Corp. (a)	8,200	107,092
Omnivision Technologies, Inc. (a)	2,600	36,296
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,323	65,696
		683,770
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 8.2%
Adobe Systems, Inc. (a)	3,600	$ 126,288
Blackboard, Inc. (a)	1,400	58,422
BMC Software, Inc. (a)	2,700	104,571
Citrix Systems, Inc. (a)	1,700	64,906
Informatica Corp. (a)	1,800	40,410
Microsoft Corp.	24,800	729,368
Nuance Communications, Inc. (a)	3,500	53,165
Red Hat, Inc. (a)	2,400	64,080
Sourcefire, Inc. (a)	3,200	62,816
Sybase, Inc. (a)(c)	4,400	177,056
		1,481,082
TOTAL INFORMATION TECHNOLOGY		5,823,510
MATERIALS - 4.0%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	1,200	99,516
Albemarle Corp.	1,200	40,500
Dow Chemical Co.	6,000	166,680
E.I. du Pont de Nemours & Co.	1,900	65,702
The Mosaic Co.	1,900	103,455
		475,853
Metals & Mining - 1.4%
AngloGold Ashanti Ltd. sponsored ADR	1,400	61,656
Freeport-McMoRan Copper & Gold, Inc.	800	66,240
Newmont Mining Corp.	2,400	128,736
		256,632
TOTAL MATERIALS		732,485
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	3,000	122,760
TOTAL COMMON STOCKS (Cost $15,496,296)		17,127,147
Money Market Funds - 6.7%
	Shares	Value
Fidelity Cash Central Fund, 0.21% (d)	964,489	$ 964,489
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	239,950	239,950
TOTAL MONEY MARKET FUNDS (Cost $1,204,439)		1,204,439
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.15%, dated 11/30/09 due 12/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $25,000)	$ 25,000	25,000
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $16,725,735)		18,356,586
NET OTHER ASSETS - (1.3)%		(239,102)
NET ASSETS - 100%		$ 18,117,484
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$25,000 due 12/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,414
Banc of America Securities LLC	2,829
Bank of America, NA	1,414
Barclays Capital, Inc.	2,829
Credit Suisse Securities (USA) LLC	1,803
Deutsche Bank Securities, Inc.	2,964
HSBC Securities (USA), Inc.	3,969
ING Financial Markets LLC	707
J.P. Morgan Securities, Inc.	1,414
Mizuho Securities USA, Inc.	1,414
Morgan Stanley & Co., Inc.	1,414
Societe Generale, New York Branch	2,829
$ 25,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,161
Fidelity Securities Lending Cash Central Fund	2,428
Total	$ 3,589
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Cash Equivalents which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 15,000
Total Realized Gain (Loss)	(2,552)
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(12,448)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $11,106,274 of which $5,427,957, $2,163,543, $1,347,439 and $2,167,335 will expire on November 30, 2010, 2011, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $233,572 and repurchase agreements of $25,000) - See accompanying schedule: Unaffiliated issuers (cost $15,521,296)	$ 17,152,147
Fidelity Central Funds (cost $1,204,439)	1,204,439
Total Investments (cost $16,725,735)		$ 18,356,586
Cash		177
Receivable for investments sold		65,840
Receivable for fund shares sold		18,312
Dividends receivable		26,192
Distributions receivable from Fidelity Central Funds		101
Prepaid expenses		83
Receivable from investment adviser for expense reductions		10,996
Other receivables		328
Total assets		18,478,615

Liabilities
Payable for investments purchased	$ 47,468
Payable for fund shares redeemed	16,843
Accrued management fee	8,127
Distribution fees payable	7,680
Other affiliated payables	5,346
Other payables and accrued expenses	35,717
Collateral on securities loaned, at value	239,950
Total liabilities		361,131

Net Assets		$ 18,117,484
Net Assets consist of:
Paid in capital		$ 27,920,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,433,861)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,630,813
Net Assets		$ 18,117,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,991,074 ÷ 767,576 shares)	$ 9.11

Maximum offering price per share (100/94.25 of $9.11)	$ 9.67
Class T: Net Asset Value and redemption price per share ($6,650,848 ÷ 751,162 shares)	$ 8.85

Maximum offering price per share (100/96.50 of $8.85)	$ 9.17
Class B: Net Asset Value and offering price per share ($2,314,445 ÷ 275,669 shares)A	$ 8.40

Class C: Net Asset Value and offering price per share ($2,064,551 ÷ 247,118 shares)A	$ 8.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($96,566 ÷ 10,358 shares)	$ 9.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 181,795
Interest		14
Income from Fidelity Central Funds		3,589
Total income		185,398

Expenses
Management fee Basic fee	$ 78,844
Performance adjustment	(5,498)
Transfer agent fees	51,738
Distribution fees	75,500
Accounting and security lending fees	5,487
Custodian fees and expenses	16,530
Independent trustees' compensation	98
Registration fees	50,034
Audit	56,082
Legal	89
Miscellaneous	296
Total expenses before reductions	329,200
Expense reductions	(114,353)	214,847
Net investment income (loss)		(29,449)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,569,444)
Foreign currency transactions	(607)
Total net realized gain (loss)		(1,570,051)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,771,836
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		6,771,857
Net gain (loss)		5,201,806
Net increase (decrease) in net assets resulting from operations		$ 5,172,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,449)	$ (99,929)
Net realized gain (loss)	(1,570,051)	(2,270,047)
Change in net unrealized appreciation (depreciation)	6,771,857	(8,191,313)
Net increase (decrease) in net assets resulting from operations	5,172,357	(10,561,289)
Share transactions - net increase (decrease)	701,438	(898,921)
Total increase (decrease) in net assets	5,873,795	(11,460,210)

Net Assets
Beginning of period	12,243,689	23,703,899
End of period	$ 18,117,484	$ 12,243,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 11.54	$ 9.76	$ 9.27	$ 8.59
Income from Investment Operations
Net investment income (loss) C	.01	(.02)	(.04)	(.03)	(.04)
Net realized and unrealized gain (loss)	2.77	(5.19)	1.82	.52	.72
Total from investment operations	2.78	(5.21)	1.78	.49	.68
Net asset value, end of period	$ 9.11	$ 6.33	$ 11.54	$ 9.76	$ 9.27
Total Return A,B	43.92%	(45.15)%	18.24%	5.29%	7.92%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.86%	1.74%	1.73%	1.76%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.26%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.24%	1.22%
Net investment income (loss)	.08%	(.20)%	(.40)%	(.34)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,991	$ 4,113	$ 7,119	$ 5,709	$ 5,524
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 11.27	$ 9.56	$ 9.10	$ 8.45
Income from Investment Operations
Net investment income (loss) C	(.01)	(.04)	(.07)	(.05)	(.06)
Net realized and unrealized gain (loss)	2.69	(5.06)	1.78	.51	.71
Total from investment operations	2.68	(5.10)	1.71	.46	.65
Net asset value, end of period	$ 8.85	$ 6.17	$ 11.27	$ 9.56	$ 9.10
Total Return A,B	43.44%	(45.25)%	17.89%	5.05%	7.69%
Ratios to Average Net Assets D,F
Expenses before reductions	2.34%	2.15%	2.06%	2.03%	2.07%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses net of all reductions	1.49%	1.50%	1.49%	1.49%	1.47%
Net investment income (loss)	(.17)%	(.45)%	(.64)%	(.59)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,651	$ 4,755	$ 9,393	$ 8,896	$ 9,753
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 10.80	$ 9.20	$ 8.80	$ 8.21
Income from Investment Operations
Net investment income (loss) C	(.05)	(.09)	(.11)	(.10)	(.10)
Net realized and unrealized gain (loss)	2.57	(4.83)	1.71	.50	.69
Total from investment operations	2.52	(4.92)	1.60	.40	.59
Net asset value, end of period	$ 8.40	$ 5.88	$ 10.80	$ 9.20	$ 8.80
Total Return A,B	42.86%	(45.56)%	17.39%	4.55%	7.19%
Ratios to Average Net Assets D,F
Expenses before reductions	2.79%	2.62%	2.50%	2.48%	2.52%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.01%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.96%
Net investment income (loss)	(.67)%	(.95)%	(1.14)%	(1.08)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,314	$ 1,785	$ 3,893	$ 4,242	$ 5,080
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.85	$ 10.75	$ 9.16	$ 8.76	$ 8.17
Income from Investment Operations
Net investment income (loss) C	(.05)	(.09)	(.11)	(.10)	(.10)
Net realized and unrealized gain (loss)	2.55	(4.81)	1.70	.50	.69
Total from investment operations	2.50	(4.90)	1.59	.40	.59
Net asset value, end of period	$ 8.35	$ 5.85	$ 10.75	$ 9.16	$ 8.76
Total Return A,B	42.74%	(45.58)%	17.36%	4.57%	7.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.79%	2.62%	2.49%	2.48%	2.51%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.01%
Expenses net of all reductions	1.99%	2.00%	2.00%	1.99%	1.97%
Net investment income (loss)	(.67)%	(.95)%	(1.15)%	(1.09)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,065	$ 1,492	$ 3,110	$ 2,546	$ 2,688
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 11.75	$ 9.92	$ 9.39	$ 8.67
Income from Investment Operations
Net investment income (loss) B	.02	.01	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss)	2.83	(5.29)	1.85	.54	.74
Total from investment operations	2.85	(5.28)	1.83	.53	.72
Net asset value, end of period	$ 9.32	$ 6.47	$ 11.75	$ 9.92	$ 9.39
Total Return A	44.05%	(44.94)%	18.45%	5.64%	8.30%
Ratios to Average Net Assets C,E
Expenses before reductions	1.83%	1.54%	1.39%	1.35%	1.39%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.01%
Expenses net of all reductions	1.00%	1.00%	.99%	.99%	.97%
Net investment income (loss)	.33%	.05%	(.14)%	(.09)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97	$ 99	$ 188	$ 180	$ 192
Portfolio turnover rate D	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,063,895
Gross unrealized depreciation	(691,695)
Net unrealized appreciation (depreciation)	$ 1,372,200

Tax Cost	$ 16,984,386

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (11,106,274)
Net unrealized appreciation (depreciation)	$ 1,372,162

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,404,041 and $20,306,008, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 12,149	$ 231
Class T	.25%	.25%	27,264	198
Class B	.75%	.25%	19,628	14,743
Class C	.75%	.25%	16,459	1,903
			$ 75,500	$ 17,075

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,216
Class T	2,651
Class B*	4,147
Class C*	118
$ 13,132

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,743.34
Class T	22,099.40
Class B	6,845.35
Class C	5,735.35
Institutional Class	316.37
	$ 51,738

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $721 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,428.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 38,406
Class T	1.50%	46,045
Class B	2.00%	15,509
Class C	2.00%	12,968
Institutional Class	1.00%	718
		$ 113,646

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $707 for the period.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	297,668	203,957	$ 2,346,141	$ 2,010,843
Shares redeemed	(179,489)	(171,415)	(1,270,566)	(1,612,845)
Net increase (decrease)	118,179	32,542	$ 1,075,575	$ 397,998
Class T
Shares sold	155,354	141,253	$ 1,080,823	$ 1,349,199
Shares redeemed	(174,482)	(204,110)	(1,210,575)	(1,912,739)
Net increase (decrease)	(19,128)	(62,857)	$ (129,752)	$ (563,540)
Class B
Shares sold	52,154	59,182	$ 351,547	$ 552,183
Shares redeemed	(79,891)	(116,308)	(530,477)	(1,043,766)
Net increase (decrease)	(27,737)	(57,126)	$ (178,930)	$ (491,583)
Class C
Shares sold	73,787	91,763	$ 480,686	$ 861,089
Shares redeemed	(81,479)	(126,406)	(513,052)	(1,101,306)
Net increase (decrease)	(7,692)	(34,643)	$ (32,366)	$ (240,217)
Institutional Class
Shares sold	1,984	2,449	$ 18,000	$ 25,645
Shares redeemed	(6,929)	(3,184)	(51,089)	(27,224)
Net increase (decrease)	(4,945)	(735)	$ (33,089)	$ (1,579)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-UANN-0110
1.786699.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Strategic Growth
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	44.05%	1.46%	-2.71%

A Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund: For the 12 months ending November 30, 2009, the fund's Institutional Class shares returned 44.05%. The fund beat the 35.50% return of its benchmark, the Russell 1000® Growth Index, entirely through security selection, which was particularly helpful in the information technology, consumer discretionary, health care and industrials sectors. My focus remained on companies with the potential to grow earnings faster than the market over the long term. Top performers included non-index holding Tempur-Pedic International, a premium bedding company that benefited from aggressive cost cutting, and Inverness Medical Innovations, a medical diagnostics company with steady revenue growth and good expense discipline. Other standouts were Apple, which climbed amid strong iPod, iPhone and iTouch sales, and search engine Google, which gained from cost cutting and expectations of an improved advertising environment. On the downside, consumer staples stocks such as Procter & Gamble suffered as investors shifted out of more-defensive sectors. An underweighting in International Business Machines (IBM) further hindered performance as the company's cost cutting, diversified product line and stock buybacks drove the share price higher. An overweighting in banks and a small cash position also modestly detracted from results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,234.40	$ 7.00
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,232.60	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,231.70	$ 11.19
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,229.70	$ 11.18
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,236.10	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.7	3.3
Google, Inc. Class A	4.2	3.3
Microsoft Corp.	4.0	2.0
Cisco Systems, Inc.	2.4	2.3
Amazon.com, Inc.	2.3	1.0
Procter & Gamble Co.	2.1	1.3
Wal-Mart Stores, Inc.	2.1	2.6
Exxon Mobil Corp.	2.0	1.1
Tempur-Pedic International, Inc.	1.7	0.7
Covidien PLC	1.7	0.5
	27.2
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.1	31.0
Health Care	14.3	12.7
Consumer Staples	13.5	10.5
Consumer Discretionary	10.9	11.3
Industrials	9.2	11.7
Asset Allocation (% of fund's net assets)
As of November 30, 2009*		As of May 31, 2009**
	Stocks 94.5%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	9.1%	** Foreign investments	8.4%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.6%
Johnson Controls, Inc.	4,300	$ 116,315
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	2,800	177,100
Starbucks Corp. (a)	6,600	144,540
Wyndham Worldwide Corp.	2,800	51,996
		373,636
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	14,400	310,320
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	3,000	407,730
Specialty Retail - 1.5%
Best Buy Co., Inc.	1,400	59,962
Sally Beauty Holdings, Inc. (a)	8,400	58,632
Staples, Inc.	2,900	67,628
TJX Companies, Inc.	2,400	92,112
		278,334
Textiles, Apparel & Luxury Goods - 2.7%
Deckers Outdoor Corp. (a)	2,300	213,049
G-III Apparel Group Ltd. (a)	2,700	45,819
Phillips-Van Heusen Corp.	2,400	96,000
Polo Ralph Lauren Corp. Class A	1,700	130,645
		485,513
TOTAL CONSUMER DISCRETIONARY		1,971,848
CONSUMER STAPLES - 13.5%
Beverages - 3.0%
Anheuser-Busch InBev SA NV	2,447	122,121
PepsiCo, Inc.	2,400	149,328
The Coca-Cola Co.	4,900	280,280
		551,729
Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	2,800	167,748
Kroger Co.	2,600	59,124
Wal-Mart Stores, Inc.	7,000	381,850
Walgreen Co.	5,000	194,450
Whole Foods Market, Inc. (a)	3,800	97,470
		900,642
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 2.6%
Danone	2,113	$ 126,296
Nestle SA sponsored ADR	2,750	130,405
The J.M. Smucker Co.	3,500	206,780
		463,481
Household Products - 2.1%
Procter & Gamble Co.	6,200	386,570
Personal Products - 0.8%
Avon Products, Inc.	4,000	137,000
TOTAL CONSUMER STAPLES		2,439,422
ENERGY - 4.7%
Energy Equipment & Services - 0.8%
Schlumberger Ltd.	2,220	141,836
Oil, Gas & Consumable Fuels - 3.9%
Arch Coal, Inc.	1,700	35,462
Chesapeake Energy Corp.	1,900	45,448
Exxon Mobil Corp.	4,740	355,832
Marathon Oil Corp.	2,600	84,812
Massey Energy Co.	1,700	64,022
Occidental Petroleum Corp.	1,000	80,790
Range Resources Corp.	900	42,417
		708,783
TOTAL ENERGY		850,619
FINANCIALS - 5.1%
Capital Markets - 0.8%
Goldman Sachs Group, Inc.	200	33,932
Morgan Stanley	3,470	109,583
		143,515
Commercial Banks - 1.1%
PNC Financial Services Group, Inc.	1,200	68,412
Wells Fargo & Co.	4,500	126,180
		194,592
Consumer Finance - 0.5%
American Express Co.	2,300	96,209
Diversified Financial Services - 2.0%
Bank of America Corp.	5,600	88,760
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	600	$ 196,938
JPMorgan Chase & Co.	1,900	80,731
		366,429
Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc.	2,500	127,175
TOTAL FINANCIALS		927,920
HEALTH CARE - 14.3%
Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (a)	1,432	64,941
Amgen, Inc. (a)	3,300	185,955
Biogen Idec, Inc. (a)	2,600	122,044
Dendreon Corp. (a)(c)	1,600	43,744
Gilead Sciences, Inc. (a)	1,600	73,680
Protalix BioTherapeutics, Inc. (a)	3,000	29,580
United Therapeutics Corp. (a)	1,400	63,826
		583,770
Health Care Equipment & Supplies - 3.0%
Covidien PLC	6,600	309,012
ev3, Inc. (a)	1,400	17,780
Inverness Medical Innovations, Inc. (a)	4,475	188,174
Mako Surgical Corp. (a)	900	7,668
NuVasive, Inc. (a)	500	16,225
		538,859
Health Care Providers & Services - 2.5%
Express Scripts, Inc. (a)	1,800	154,440
Humana, Inc. (a)	1,200	49,812
Medco Health Solutions, Inc. (a)	3,400	214,744
UnitedHealth Group, Inc.	1,500	43,005
		462,001
Health Care Technology - 0.6%
Cerner Corp. (a)	1,400	105,406
Life Sciences Tools & Services - 0.5%
QIAGEN NV (a)	3,700	81,770
Pharmaceuticals - 4.5%
Allergan, Inc.	4,500	261,585
Cadence Pharmaceuticals, Inc. (a)	2,500	21,475
Johnson & Johnson	2,500	157,100
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
King Pharmaceuticals, Inc. (a)	3,600	$ 42,588
Merck & Co., Inc.	2,600	94,146
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,000	211,160
ViroPharma, Inc. (a)	3,000	22,680
		810,734
TOTAL HEALTH CARE		2,582,540
INDUSTRIALS - 9.2%
Aerospace & Defense - 4.3%
Alliant Techsystems, Inc. (a)	2,300	197,156
Honeywell International, Inc.	3,600	138,492
Precision Castparts Corp.	1,800	186,624
United Technologies Corp.	3,900	262,236
		784,508
Building Products - 0.3%
Masco Corp.	4,000	54,320
Electrical Equipment - 0.9%
American Superconductor Corp. (a)(c)	1,300	43,160
AMETEK, Inc.	1,900	69,464
Rockwell Automation, Inc.	1,200	52,188
		164,812
Machinery - 1.9%
Caterpillar, Inc.	1,900	110,941
Cummins, Inc.	1,700	76,330
Danaher Corp.	1,000	70,920
Ingersoll-Rand Co. Ltd.	2,700	95,499
		353,690
Professional Services - 0.3%
Robert Half International, Inc.	2,300	51,359
Road & Rail - 1.5%
CSX Corp.	2,300	109,204
Union Pacific Corp.	2,500	158,150
		267,354
TOTAL INDUSTRIALS		1,676,043
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 32.1%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	18,500	$ 432,900
Juniper Networks, Inc. (a)	5,000	130,650
Palm, Inc. (a)	2,900	31,639
QUALCOMM, Inc.	6,000	270,000
		865,189
Computers & Peripherals - 7.4%
Apple, Inc. (a)	4,290	857,613
Dell, Inc. (a)	5,600	79,072
Hewlett-Packard Co.	5,900	289,454
Seagate Technology	3,700	55,981
Western Digital Corp. (a)	1,500	55,260
		1,337,380
Electronic Equipment & Components - 0.5%
Agilent Technologies, Inc. (a)	2,500	72,300
Ingram Micro, Inc. Class A (a)	1,800	30,582
		102,882
Internet Software & Services - 5.4%
Baidu.com, Inc. sponsored ADR (a)	100	43,374
eBay, Inc. (a)	4,300	105,221
Google, Inc. Class A (a)	1,306	761,398
NetEase.com, Inc. sponsored ADR (a)	900	34,416
Tencent Holdings Ltd.	1,600	29,585
		973,994
IT Services - 2.1%
Alliance Data Systems Corp. (a)	2,800	170,772
Cognizant Technology Solutions Corp. Class A (a)	3,100	136,183
MasterCard, Inc. Class A	300	72,258
		379,213
Semiconductors & Semiconductor Equipment - 3.7%
ASML Holding NV (NY Shares)	1,800	55,782
Intel Corp.	13,400	257,280
KLA-Tencor Corp.	1,400	43,736
Lam Research Corp. (a)	1,200	40,788
Marvell Technology Group Ltd. (a)	5,000	77,100
NVIDIA Corp. (a)	8,200	107,092
Omnivision Technologies, Inc. (a)	2,600	36,296
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,323	65,696
		683,770
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 8.2%
Adobe Systems, Inc. (a)	3,600	$ 126,288
Blackboard, Inc. (a)	1,400	58,422
BMC Software, Inc. (a)	2,700	104,571
Citrix Systems, Inc. (a)	1,700	64,906
Informatica Corp. (a)	1,800	40,410
Microsoft Corp.	24,800	729,368
Nuance Communications, Inc. (a)	3,500	53,165
Red Hat, Inc. (a)	2,400	64,080
Sourcefire, Inc. (a)	3,200	62,816
Sybase, Inc. (a)(c)	4,400	177,056
		1,481,082
TOTAL INFORMATION TECHNOLOGY		5,823,510
MATERIALS - 4.0%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	1,200	99,516
Albemarle Corp.	1,200	40,500
Dow Chemical Co.	6,000	166,680
E.I. du Pont de Nemours & Co.	1,900	65,702
The Mosaic Co.	1,900	103,455
		475,853
Metals & Mining - 1.4%
AngloGold Ashanti Ltd. sponsored ADR	1,400	61,656
Freeport-McMoRan Copper & Gold, Inc.	800	66,240
Newmont Mining Corp.	2,400	128,736
		256,632
TOTAL MATERIALS		732,485
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	3,000	122,760
TOTAL COMMON STOCKS (Cost $15,496,296)		17,127,147
Money Market Funds - 6.7%
	Shares	Value
Fidelity Cash Central Fund, 0.21% (d)	964,489	$ 964,489
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(d)	239,950	239,950
TOTAL MONEY MARKET FUNDS (Cost $1,204,439)		1,204,439
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.15%, dated 11/30/09 due 12/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $25,000)	$ 25,000	25,000
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $16,725,735)		18,356,586
NET OTHER ASSETS - (1.3)%		(239,102)
NET ASSETS - 100%		$ 18,117,484
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$25,000 due 12/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,414
Banc of America Securities LLC	2,829
Bank of America, NA	1,414
Barclays Capital, Inc.	2,829
Credit Suisse Securities (USA) LLC	1,803
Deutsche Bank Securities, Inc.	2,964
HSBC Securities (USA), Inc.	3,969
ING Financial Markets LLC	707
J.P. Morgan Securities, Inc.	1,414
Mizuho Securities USA, Inc.	1,414
Morgan Stanley & Co., Inc.	1,414
Societe Generale, New York Branch	2,829
$ 25,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,161
Fidelity Securities Lending Cash Central Fund	2,428
Total	$ 3,589
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Cash Equivalents which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 15,000
Total Realized Gain (Loss)	(2,552)
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(12,448)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at November 30, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2009, the fund had a capital loss carryforward of approximately $11,106,274 of which $5,427,957, $2,163,543, $1,347,439 and $2,167,335 will expire on November 30, 2010, 2011, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $233,572 and repurchase agreements of $25,000) - See accompanying schedule: Unaffiliated issuers (cost $15,521,296)	$ 17,152,147
Fidelity Central Funds (cost $1,204,439)	1,204,439
Total Investments (cost $16,725,735)		$ 18,356,586
Cash		177
Receivable for investments sold		65,840
Receivable for fund shares sold		18,312
Dividends receivable		26,192
Distributions receivable from Fidelity Central Funds		101
Prepaid expenses		83
Receivable from investment adviser for expense reductions		10,996
Other receivables		328
Total assets		18,478,615

Liabilities
Payable for investments purchased	$ 47,468
Payable for fund shares redeemed	16,843
Accrued management fee	8,127
Distribution fees payable	7,680
Other affiliated payables	5,346
Other payables and accrued expenses	35,717
Collateral on securities loaned, at value	239,950
Total liabilities		361,131

Net Assets		$ 18,117,484
Net Assets consist of:
Paid in capital		$ 27,920,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,433,861)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,630,813
Net Assets		$ 18,117,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,991,074 ÷ 767,576 shares)	$ 9.11

Maximum offering price per share (100/94.25 of $9.11)	$ 9.67
Class T: Net Asset Value and redemption price per share ($6,650,848 ÷ 751,162 shares)	$ 8.85

Maximum offering price per share (100/96.50 of $8.85)	$ 9.17
Class B: Net Asset Value and offering price per share ($2,314,445 ÷ 275,669 shares)A	$ 8.40

Class C: Net Asset Value and offering price per share ($2,064,551 ÷ 247,118 shares)A	$ 8.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($96,566 ÷ 10,358 shares)	$ 9.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2009

Investment Income
Dividends		$ 181,795
Interest		14
Income from Fidelity Central Funds		3,589
Total income		185,398

Expenses
Management fee Basic fee	$ 78,844
Performance adjustment	(5,498)
Transfer agent fees	51,738
Distribution fees	75,500
Accounting and security lending fees	5,487
Custodian fees and expenses	16,530
Independent trustees' compensation	98
Registration fees	50,034
Audit	56,082
Legal	89
Miscellaneous	296
Total expenses before reductions	329,200
Expense reductions	(114,353)	214,847
Net investment income (loss)		(29,449)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,569,444)
Foreign currency transactions	(607)
Total net realized gain (loss)		(1,570,051)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,771,836
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		6,771,857
Net gain (loss)		5,201,806
Net increase (decrease) in net assets resulting from operations		$ 5,172,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,449)	$ (99,929)
Net realized gain (loss)	(1,570,051)	(2,270,047)
Change in net unrealized appreciation (depreciation)	6,771,857	(8,191,313)
Net increase (decrease) in net assets resulting from operations	5,172,357	(10,561,289)
Share transactions - net increase (decrease)	701,438	(898,921)
Total increase (decrease) in net assets	5,873,795	(11,460,210)

Net Assets
Beginning of period	12,243,689	23,703,899
End of period	$ 18,117,484	$ 12,243,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 11.54	$ 9.76	$ 9.27	$ 8.59
Income from Investment Operations
Net investment income (loss) C	.01	(.02)	(.04)	(.03)	(.04)
Net realized and unrealized gain (loss)	2.77	(5.19)	1.82	.52	.72
Total from investment operations	2.78	(5.21)	1.78	.49	.68
Net asset value, end of period	$ 9.11	$ 6.33	$ 11.54	$ 9.76	$ 9.27
Total Return A,B	43.92%	(45.15)%	18.24%	5.29%	7.92%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.86%	1.74%	1.73%	1.76%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.26%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.24%	1.22%
Net investment income (loss)	.08%	(.20)%	(.40)%	(.34)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,991	$ 4,113	$ 7,119	$ 5,709	$ 5,524
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 11.27	$ 9.56	$ 9.10	$ 8.45
Income from Investment Operations
Net investment income (loss) C	(.01)	(.04)	(.07)	(.05)	(.06)
Net realized and unrealized gain (loss)	2.69	(5.06)	1.78	.51	.71
Total from investment operations	2.68	(5.10)	1.71	.46	.65
Net asset value, end of period	$ 8.85	$ 6.17	$ 11.27	$ 9.56	$ 9.10
Total Return A,B	43.44%	(45.25)%	17.89%	5.05%	7.69%
Ratios to Average Net Assets D,F
Expenses before reductions	2.34%	2.15%	2.06%	2.03%	2.07%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses net of all reductions	1.49%	1.50%	1.49%	1.49%	1.47%
Net investment income (loss)	(.17)%	(.45)%	(.64)%	(.59)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,651	$ 4,755	$ 9,393	$ 8,896	$ 9,753
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 10.80	$ 9.20	$ 8.80	$ 8.21
Income from Investment Operations
Net investment income (loss) C	(.05)	(.09)	(.11)	(.10)	(.10)
Net realized and unrealized gain (loss)	2.57	(4.83)	1.71	.50	.69
Total from investment operations	2.52	(4.92)	1.60	.40	.59
Net asset value, end of period	$ 8.40	$ 5.88	$ 10.80	$ 9.20	$ 8.80
Total Return A,B	42.86%	(45.56)%	17.39%	4.55%	7.19%
Ratios to Average Net Assets D,F
Expenses before reductions	2.79%	2.62%	2.50%	2.48%	2.52%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.01%
Expenses net of all reductions	1.99%	2.00%	1.99%	1.99%	1.96%
Net investment income (loss)	(.67)%	(.95)%	(1.14)%	(1.08)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,314	$ 1,785	$ 3,893	$ 4,242	$ 5,080
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.85	$ 10.75	$ 9.16	$ 8.76	$ 8.17
Income from Investment Operations
Net investment income (loss) C	(.05)	(.09)	(.11)	(.10)	(.10)
Net realized and unrealized gain (loss)	2.55	(4.81)	1.70	.50	.69
Total from investment operations	2.50	(4.90)	1.59	.40	.59
Net asset value, end of period	$ 8.35	$ 5.85	$ 10.75	$ 9.16	$ 8.76
Total Return A,B	42.74%	(45.58)%	17.36%	4.57%	7.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.79%	2.62%	2.49%	2.48%	2.51%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.01%
Expenses net of all reductions	1.99%	2.00%	2.00%	1.99%	1.97%
Net investment income (loss)	(.67)%	(.95)%	(1.15)%	(1.09)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,065	$ 1,492	$ 3,110	$ 2,546	$ 2,688
Portfolio turnover rate E	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 11.75	$ 9.92	$ 9.39	$ 8.67
Income from Investment Operations
Net investment income (loss) B	.02	.01	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss)	2.83	(5.29)	1.85	.54	.74
Total from investment operations	2.85	(5.28)	1.83	.53	.72
Net asset value, end of period	$ 9.32	$ 6.47	$ 11.75	$ 9.92	$ 9.39
Total Return A	44.05%	(44.94)%	18.45%	5.64%	8.30%
Ratios to Average Net Assets C,E
Expenses before reductions	1.83%	1.54%	1.39%	1.35%	1.39%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.01%
Expenses net of all reductions	1.00%	1.00%	.99%	.99%	.97%
Net investment income (loss)	.33%	.05%	(.14)%	(.09)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97	$ 99	$ 188	$ 180	$ 192
Portfolio turnover rate D	147%	140%	170%	88%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 12, 2010, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,063,895
Gross unrealized depreciation	(691,695)
Net unrealized appreciation (depreciation)	$ 1,372,200

Tax Cost	$ 16,984,386

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (11,106,274)
Net unrealized appreciation (depreciation)	$ 1,372,162

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,404,041 and $20,306,008, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 12,149	$ 231
Class T	.25%	.25%	27,264	198
Class B	.75%	.25%	19,628	14,743
Class C	.75%	.25%	16,459	1,903
			$ 75,500	$ 17,075

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,216
Class T	2,651
Class B*	4,147
Class C*	118
$ 13,132

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,743.34
Class T	22,099.40
Class B	6,845.35
Class C	5,735.35
Institutional Class	316.37
	$ 51,738

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $721 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,428.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 38,406
Class T	1.50%	46,045
Class B	2.00%	15,509
Class C	2.00%	12,968
Institutional Class	1.00%	718
		$ 113,646

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $707 for the period.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009	2008	2009	2008
Class A
Shares sold	297,668	203,957	$ 2,346,141	$ 2,010,843
Shares redeemed	(179,489)	(171,415)	(1,270,566)	(1,612,845)
Net increase (decrease)	118,179	32,542	$ 1,075,575	$ 397,998
Class T
Shares sold	155,354	141,253	$ 1,080,823	$ 1,349,199
Shares redeemed	(174,482)	(204,110)	(1,210,575)	(1,912,739)
Net increase (decrease)	(19,128)	(62,857)	$ (129,752)	$ (563,540)
Class B
Shares sold	52,154	59,182	$ 351,547	$ 552,183
Shares redeemed	(79,891)	(116,308)	(530,477)	(1,043,766)
Net increase (decrease)	(27,737)	(57,126)	$ (178,930)	$ (491,583)
Class C
Shares sold	73,787	91,763	$ 480,686	$ 861,089
Shares redeemed	(81,479)	(126,406)	(513,052)	(1,101,306)
Net increase (decrease)	(7,692)	(34,643)	$ (32,366)	$ (240,217)
Institutional Class
Shares sold	1,984	2,449	$ 18,000	$ 25,645
Shares redeemed	(6,929)	(3,184)	(51,089)	(27,224)
Net increase (decrease)	(4,945)	(735)	$ (33,089)	$ (1,579)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2008 and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQGI-UANN-0110
1.786700.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Value Strategies
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	50.52%	-1.90%	4.45%
Class T (incl. 3.50% sales charge)	53.82%	-1.63%	4.49%
Class B (incl. contingent deferred sales charge) A	53.48%	-1.74%	4.49%
Class C (incl. contingent deferred sales charge) B	57.48%	-1.50%	4.27%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns prior to August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Class A on November 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund: During the year the fund's Class A, Class T, Class B and Class C shares rose 59.70%, 59.40%, 58.48% and 58.48%, respectively (excluding sales charges), strongly outpacing the 33.75% gain of the Russell Midcap® Value Index. The largest boost to performance came from stock selection in materials, including stakes in chemical manufacturers W.R. Grace & Co. and Celanese. My positioning in financials further aided performance, including little or no exposure to insurance brokers Aon and Marsh & McLennan. Overweighting consumer discretionary and technology also helped, as did underweighting utilities and owning some big gainers within industrials. Other meaningful contributors were nuclear-waste cleaner EnergySolutions, assisted-living center Emeritus, ON Semiconductor, Darden Restaurants, Norwegian salmon farmer Marine Harvest, PNC Financial Services and ProLogis, a real estate investment trust (REIT). Conversely, the fund suffered the most from not owning strong-performing automaker and index component Ford Motor. Some poor choices in financials hurt as well, notably State Street and Bank of America. Other disappointments included Allegheny Energy, Indian outsourcing giant Satyam Computer Services and cash-machine maker NCR. Several stocks I've mentioned were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,250.50	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,019.40	$ 5.72
Class T	1.31%
Actual		$ 1,000.00	$ 1,249.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.91%
Actual		$ 1,000.00	$ 1,245.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,015.49	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,245.70	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Fidelity Value Strategies Fund	.86%
Actual		$ 1,000.00	$ 1,251.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Fidelity Value Strategies Fund Class K	.55%
Actual		$ 1,000.00	$ 1,253.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.31	$ 2.79
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,252.00	$ 4.46
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PNC Financial Services Group, Inc.	1.1	1.3
Wells Fargo & Co.	1.0	1.3
Southwestern Energy Co.	0.9	0.2
CB Richard Ellis Group, Inc. Class A	0.9	0.6
Plains Exploration & Production Co.	0.8	0.4
Whirlpool Corp.	0.8	0.7
U.S. Bancorp, Delaware	0.8	0.3
Solutia, Inc.	0.8	0.5
ON Semiconductor Corp.	0.8	1.1
Lam Research Corp.	0.8	0.7
	8.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	20.0
Consumer Discretionary	17.5	20.6
Industrials	12.5	13.6
Information Technology	12.2	13.4
Health Care	10.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.6%		Stocks 99.0%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.0%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	12.2%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.6%
Autoliv, Inc.	67,900	$ 2,757
BorgWarner, Inc.	89,300	2,698
Johnson Controls, Inc.	145,600	3,938
Tenneco, Inc. (a)	52,400	756
The Goodyear Tire & Rubber Co. (a)	339,680	4,657
		14,806
Automobiles - 0.6%
Harley-Davidson, Inc.	134,700	3,925
Thor Industries, Inc.	78,200	2,225
		6,150
Diversified Consumer Services - 0.5%
H&R Block, Inc.	222,000	4,507
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	81,600	1,418
Brinker International, Inc.	187,708	2,590
Denny's Corp. (a)	594,200	1,361
DineEquity, Inc.	55,100	1,174
McCormick & Schmick's Seafood Restaurants (a)	297,546	1,842
Starwood Hotels & Resorts Worldwide, Inc.	140,287	4,492
Vail Resorts, Inc. (a)	66,706	2,588
WMS Industries, Inc. (a)	115,600	4,495
Wyndham Worldwide Corp.	394,800	7,331
		27,291
Household Durables - 3.5%
Black & Decker Corp.	89,500	5,432
Ethan Allen Interiors, Inc. (c)	133,630	1,551
KB Home	201,300	2,728
Lennar Corp. Class A	197,400	2,501
Mohawk Industries, Inc. (a)	71,100	2,921
Newell Rubbermaid, Inc.	180,100	2,613
Pulte Homes, Inc.	787,825	7,201
Stanley Furniture Co., Inc.	13,515	100
Whirlpool Corp.	103,925	7,707
		32,754
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	462,000	4,916
Leisure Equipment & Products - 0.1%
Brunswick Corp.	132,600	1,331
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.4%
Cablevision Systems Corp. - NY Group Class A	207,671	$ 5,196
DISH Network Corp. Class A	199,785	4,138
John Wiley & Sons, Inc. Class A	33,338	1,249
Jupiter Telecommunications Co.	1,062	999
Liberty Global, Inc. Class A (a)	54,150	1,045
McGraw-Hill Companies, Inc.	223,601	6,699
Time Warner Cable, Inc.	63,100	2,643
United Business Media Ltd.	37,500	269
		22,238
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	141,200	5,549
Asbury Automotive Group, Inc. (a)	441,785	4,709
Big 5 Sporting Goods Corp.	115,100	1,881
Casual Male Retail Group, Inc. (a)	392,445	1,024
Gymboree Corp. (a)	75,200	3,002
Jos. A. Bank Clothiers, Inc. (a)(c)	61,058	2,492
Lowe's Companies, Inc.	143,000	3,119
MarineMax, Inc. (a)	326,400	2,285
OfficeMax, Inc. (a)	424,300	4,489
RadioShack Corp.	61,700	1,164
Sonic Automotive, Inc. Class A (sub. vtg.) (c)	276,166	2,444
Staples, Inc.	200,600	4,678
Zale Corp. (a)	299,456	1,407
		38,243
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	251,900	6,048
Iconix Brand Group, Inc. (a)	184,000	2,072
		8,120
TOTAL CONSUMER DISCRETIONARY		160,356
CONSUMER STAPLES - 5.3%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	63,631	3,176
Constellation Brands, Inc. Class A (sub. vtg.) (a)	264,800	4,531
Dr Pepper Snapple Group, Inc.	158,000	4,138
		11,845
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	83,200	2,888
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
CVS Caremark Corp.	156,900	$ 4,865
Safeway, Inc.	254,700	5,731
Winn-Dixie Stores, Inc. (a)	234,479	2,528
		16,012
Food Products - 1.1%
Bunge Ltd.	81,400	5,039
Ralcorp Holdings, Inc. (a)	99,800	5,780
		10,819
Household Products - 0.3%
Energizer Holdings, Inc. (a)	43,800	2,468
Personal Products - 0.5%
Avon Products, Inc.	138,900	4,757
Tobacco - 0.4%
Lorillard, Inc.	48,800	3,802
TOTAL CONSUMER STAPLES		49,703
ENERGY - 8.9%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	116,500	4,746
Exterran Holdings, Inc. (a)	70,464	1,476
Helmerich & Payne, Inc.	83,600	3,139
Nabors Industries Ltd. (a)	125,500	2,592
Patterson-UTI Energy, Inc.	157,500	2,424
Pride International, Inc. (a)	86,300	2,730
Smith International, Inc.	181,824	4,942
Weatherford International Ltd. (a)	225,300	3,763
		25,812
Oil, Gas & Consumable Fuels - 6.2%
Arch Coal, Inc.	117,700	2,455
Arena Resources, Inc. (a)	27,400	1,120
Chesapeake Energy Corp.	151,200	3,617
Concho Resources, Inc. (a)	33,800	1,382
Denbury Resources, Inc. (a)	544,358	7,224
EXCO Resources, Inc.	132,568	2,243
PetroBakken Energy Ltd. Class A	32,250	921
Petrobank Energy & Resources Ltd. (a)	11,400	543
Petrohawk Energy Corp. (a)	310,630	6,939
Plains Exploration & Production Co. (a)	284,200	7,733
Range Resources Corp.	100,355	4,730
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SandRidge Energy, Inc. (a)(c)	183,880	$ 1,725
Southwestern Energy Co. (a)	197,400	8,678
Suncor Energy, Inc.	73,200	2,628
Ultra Petroleum Corp. (a)	125,300	5,888
		57,826
TOTAL ENERGY		83,638
FINANCIALS - 20.5%
Capital Markets - 2.5%
Charles Schwab Corp.	142,000	2,603
GCA Savvian Group Corp.	403	509
Morgan Stanley	138,000	4,358
Northern Trust Corp.	135,200	6,692
optionsXpress Holdings, Inc.	88,800	1,359
State Street Corp.	165,100	6,819
TD Ameritrade Holding Corp. (a)	73,100	1,436
		23,776
Commercial Banks - 6.7%
Associated Banc-Corp.	389,900	4,421
CapitalSource, Inc.	1,138,324	4,178
China Citic Bank Corp. Ltd. Class H	2,671,000	2,206
Comerica, Inc.	173,700	4,945
Huntington Bancshares, Inc.	1,301,700	4,972
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	307,660	1,689
PNC Financial Services Group, Inc.	185,700	10,585
Regions Financial Corp.	714,733	4,188
SVB Financial Group (a)	72,715	2,753
U.S. Bancorp, Delaware	316,284	7,632
Wells Fargo & Co.	325,974	9,140
Wilmington Trust Corp., Delaware (c)	492,286	6,040
		62,749
Consumer Finance - 0.8%
American Express Co.	46,100	1,928
Capital One Financial Corp.	52,450	2,012
Discover Financial Services	252,602	3,905
		7,845
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 1.4%
Bank of America Corp.	397,700	$ 6,304
JPMorgan Chase & Co.	160,700	6,828
		13,132
Insurance - 5.1%
Arch Capital Group Ltd. (a)	63,000	4,400
Assurant, Inc.	154,646	4,728
Everest Re Group Ltd.	61,182	5,207
Genworth Financial, Inc. Class A (a)	473,100	5,095
Lincoln National Corp.	269,800	6,181
MBIA, Inc. (a)(c)	313,702	1,085
The Chubb Corp.	79,800	4,001
The First American Corp.	223,600	7,093
Unum Group	91,700	1,746
Validus Holdings Ltd.	178,742	4,737
XL Capital Ltd. Class A	208,512	3,818
		48,091
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	436,813	4,045
Corporate Office Properties Trust (SBI)	56,800	1,942
Developers Diversified Realty Corp.	280,189	2,836
Franklin Street Properties Corp.	42,400	479
Kite Realty Group Trust	412,400	1,307
U-Store-It Trust	154,873	1,008
Vornado Realty Trust	78,700	5,152
		16,769
Real Estate Management & Development - 2.2%
Avatar Holdings, Inc. (a)	52,900	809
CB Richard Ellis Group, Inc. Class A (a)	710,871	8,125
Forest City Enterprises, Inc. Class A	198,900	2,134
Forestar Group, Inc. (a)	147,784	2,741
Jones Lang LaSalle, Inc.	97,300	4,950
The St. Joe Co. (a)(c)	81,900	2,039
		20,798
TOTAL FINANCIALS		193,160
HEALTH CARE - 10.2%
Biotechnology - 1.0%
Biogen Idec, Inc. (a)	63,900	2,999
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clinical Data, Inc. (a)	46,200	$ 721
Genzyme Corp. (a)	65,500	3,321
OREXIGEN Therapeutics, Inc. (a)	319,900	2,134
		9,175
Health Care Equipment & Supplies - 3.7%
Beckman Coulter, Inc.	70,700	4,593
C. R. Bard, Inc.	78,000	6,412
Cooper Companies, Inc.	188,419	6,310
Covidien PLC	123,375	5,776
Hospira, Inc. (a)	100,800	4,733
Orthofix International NV (a)	94,517	2,859
Stryker Corp.	62,700	3,160
Syneron Medical Ltd. (a)	146,000	1,460
		35,303
Health Care Providers & Services - 3.0%
Aetna, Inc.	87,300	2,541
Brookdale Senior Living, Inc. (a)	203,493	3,170
CIGNA Corp.	177,200	5,685
Emeritus Corp. (a)(c)	356,066	5,569
Health Net, Inc. (a)	72,024	1,528
Henry Schein, Inc. (a)	87,558	4,348
Laboratory Corp. of America Holdings (a)	33,000	2,408
Universal Health Services, Inc. Class B	48,857	2,731
		27,980
Life Sciences Tools & Services - 0.7%
Life Technologies Corp. (a)	90,600	4,510
PerkinElmer, Inc.	135,700	2,561
		7,071
Pharmaceuticals - 1.8%
Ardea Biosciences, Inc. (a)	72,497	976
Cadence Pharmaceuticals, Inc. (a)	303,676	2,609
King Pharmaceuticals, Inc. (a)	384,358	4,547
Salix Pharmaceuticals Ltd. (a)	97,800	2,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,220
ViroPharma, Inc. (a)	347,900	2,630
XenoPort, Inc. (a)	28,700	473
		16,685
TOTAL HEALTH CARE		96,214
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.5%
Aerospace & Defense - 0.3%
GeoEye, Inc. (a)	87,757	$ 2,735
Building Products - 1.3%
Masco Corp.	407,800	5,538
Owens Corning (a)	280,211	6,621
		12,159
Commercial Services & Supplies - 1.6%
Cenveo, Inc. (a)	150,362	1,155
Cintas Corp.	51,200	1,438
Consolidated Graphics, Inc. (a)	120,094	3,543
R.R. Donnelley & Sons Co.	126,800	2,610
Republic Services, Inc.	200,390	5,651
Viad Corp.	15,700	290
		14,687
Construction & Engineering - 0.7%
Fluor Corp.	40,900	1,737
Granite Construction, Inc.	52,400	1,570
MYR Group, Inc. (a)	241,000	3,764
		7,071
Electrical Equipment - 0.3%
SunPower Corp. Class B (a)	162,000	2,895
Industrial Conglomerates - 0.7%
Rheinmetall AG	31,300	1,870
Textron, Inc.	255,037	5,113
		6,983
Machinery - 4.1%
AGCO Corp. (a)	83,900	2,543
Altra Holdings, Inc. (a)	145,530	1,637
Blount International, Inc. (a)	259,700	2,506
Commercial Vehicle Group, Inc. (a)	187,229	998
Cummins, Inc.	88,900	3,992
Deere & Co.	67,850	3,631
GEA Group AG	46,633	983
Ingersoll-Rand Co. Ltd.	154,500	5,465
Navistar International Corp. (a)	136,997	4,522
The Stanley Works	105,200	5,110
Timken Co.	126,200	3,113
Vallourec SA	22,874	3,826
		38,326
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	$ 2,425
Professional Services - 1.1%
Experian PLC	473,491	4,463
Monster Worldwide, Inc. (a)(c)	380,300	5,556
		10,019
Road & Rail - 1.9%
Con-way, Inc.	164,000	4,969
Contrans Income Fund	85,000	572
CSX Corp.	99,300	4,715
Saia, Inc. (a)	156,400	2,255
Union Pacific Corp.	89,500	5,662
		18,173
Trading Companies & Distributors - 0.0%
Yamazen Co. Ltd.	60,700	188
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	193,900	1,815
TOTAL INDUSTRIALS		117,476
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	339,800	2,990
Juniper Networks, Inc. (a)	167,900	4,387
		7,377
Computers & Peripherals - 0.4%
NCR Corp. (a)	354,794	3,339
Electronic Equipment & Components - 3.8%
Agilent Technologies, Inc. (a)	209,400	6,056
Anixter International, Inc. (a)	80,980	3,500
Avnet, Inc. (a)	265,261	7,228
Bell Microproducts, Inc. (a)	918,996	2,849
Digital China Holdings Ltd. (H Shares)	1,242,000	1,462
Ingram Micro, Inc. Class A (a)	383,077	6,508
Itron, Inc. (a)	43,470	2,643
Tyco Electronics Ltd.	230,175	5,342
Wasion Group Holdings Ltd.	554,000	473
		36,061
Internet Software & Services - 1.0%
Dice Holdings, Inc. (a)	109,526	589
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,390,022	$ 2,141
NetEase.com, Inc. sponsored ADR (a)	25,800	987
VeriSign, Inc. (a)	248,447	5,575
		9,292
IT Services - 1.3%
Accenture PLC Class A	27,400	1,124
Affiliated Computer Services, Inc. Class A (a)	81,200	4,482
Fidelity National Information Services, Inc.	226,030	5,108
Fiserv, Inc. (a)	16,000	740
Hewitt Associates, Inc. Class A (a)	23,545	946
		12,400
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV (NY Shares)	77,391	2,398
Atmel Corp. (a)	767,700	3,048
Lam Research Corp. (a)	216,653	7,364
LTX-Credence Corp. (a)	631,397	852
MEMC Electronic Materials, Inc. (a)	140,800	1,695
National Semiconductor Corp.	120,300	1,756
ON Semiconductor Corp. (a)	949,970	7,372
Verigy Ltd. (a)	192,227	1,999
		26,484
Software - 2.1%
Ariba, Inc. (a)	232,299	2,518
BMC Software, Inc. (a)	103,500	4,009
Epicor Software Corp. (a)	585,384	4,390
Gameloft (a)	609,570	3,038
Mentor Graphics Corp. (a)	298,824	2,202
Nintendo Co. Ltd.	3,900	954
Novell, Inc. (a)	579,000	2,264
		19,375
TOTAL INFORMATION TECHNOLOGY		114,328
MATERIALS - 7.7%
Chemicals - 4.3%
Albemarle Corp.	170,000	5,738
Calgon Carbon Corp. (a)	262,000	3,665
Celanese Corp. Class A	230,736	6,867
Dow Chemical Co.	94,300	2,620
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	326,300	$ 2,111
Solutia, Inc. (a)	689,160	7,422
Terra Industries, Inc.	66,836	2,579
W.R. Grace & Co. (a)	293,328	6,705
Wacker Chemie AG	15,371	2,530
		40,237
Construction Materials - 0.3%
HeidelbergCement AG	48,235	3,201
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	104,170	3,257
Rexam PLC	540,300	2,466
		5,723
Metals & Mining - 2.1%
Commercial Metals Co.	49,800	792
Compass Minerals International, Inc.	80,200	5,220
Freeport-McMoRan Copper & Gold, Inc.	22,500	1,863
Globe Specialty Metals, Inc.	101,400	848
Globe Specialty Metals, Inc. (Reg. S) (a)	360,745	3,016
Gulf Resources, Inc. (a)	65,437	588
Newcrest Mining Ltd.	209,723	7,066
		19,393
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	93,200	3,629
TOTAL MATERIALS		72,183
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	464,043	5,244
Qwest Communications International, Inc.	334,200	1,220
		6,464
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	767,300	2,847
TOTAL TELECOMMUNICATION SERVICES		9,311
UTILITIES - 3.8%
Electric Utilities - 1.5%
Allegheny Energy, Inc.	126,227	2,774
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
American Electric Power Co., Inc.	109,900	$ 3,538
Entergy Corp.	39,100	3,075
FirstEnergy Corp.	121,165	5,220
		14,607
Gas Utilities - 0.8%
Questar Corp.	139,800	5,546
Xinao Gas Holdings Ltd.	682,000	1,720
		7,266
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	337,000	4,293
Constellation Energy Group, Inc.	95,700	3,045
		7,338
Multi-Utilities - 0.7%
CMS Energy Corp.	437,800	6,234
TOTAL UTILITIES		35,445
TOTAL COMMON STOCKS (Cost $989,514)		931,814
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(d)	3,100	432
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Fiat SpA (a)	522,542	4,578
TOTAL PREFERRED STOCKS (Cost $4,925)		5,010
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 10	$ 8
8.25% 12/15/14	15	12
		20
TOTAL NONCONVERTIBLE BONDS (Cost $15)		20
Money Market Funds - 1.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $12,064)	12,063,541	12,064
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,006,518)		948,908
NET OTHER ASSETS - (0.9)%		(8,501)
NET ASSETS - 100%		$ 940,407
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $432,000 or 0.0% of net assets.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	398
Total	$ 403
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 164,934	$ 163,935	$ 999	$ -
Consumer Staples	49,703	49,703	-	-
Energy	84,070	83,638	432	-
Financials	193,160	192,651	509	-
Health Care	96,214	96,214	-	-
Industrials	117,476	117,288	188	-
Information Technology	114,328	113,374	954	-
Materials	72,183	72,183	-	-
Telecommunication Services	9,311	9,311	-	-
Utilities	35,445	35,445	-	-
Corporate Bonds	20	-	20	-
Money Market Funds	12,064	12,064	-	-
Total Investments in Securities:	$ 948,908	$ 945,806	$ 3,102	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.8%
Bermuda	2.6%
Ireland	1.3%
Canada	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $478,724,000 of which $291,514,000 and $187,210,000 will expire on November 30, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $5,664,000 of losses recognized during the period November 1, 2009 to November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $1,000 of currency losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $11,528) - See accompanying schedule: Unaffiliated issuers (cost $994,454)	$ 936,844
Fidelity Central Funds (cost $12,064)	12,064
Total Investments (cost $1,006,518)		$ 948,908
Receivable for investments sold		15,520
Receivable for fund shares sold		882
Dividends receivable		1,291
Interest receivable		1
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		5
Other receivables		23
Total assets		966,632

Liabilities
Payable to custodian bank	$ 3,119
Payable for investments purchased	7,443
Payable for fund shares redeemed	2,655
Accrued management fee	362
Distribution fees payable	257
Other affiliated payables	270
Other payables and accrued expenses	55
Collateral on securities loaned, at value	12,064
Total liabilities		26,225

Net Assets		$ 940,407
Net Assets consist of:
Paid in capital		$ 1,497,324
Distributions in excess of net investment income		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(499,309)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,607)
Net Assets		$ 940,407
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($206,378 ÷ 10,997 shares)	$ 18.77

Maximum offering price per share (100/94.25 of $18.77)	$ 19.92
Class T: Net Asset Value and redemption price per share ($339,324 ÷ 17,457 shares)	$ 19.44

Maximum offering price per share (100/96.50 of $19.44)	$ 20.15
Class B: Net Asset Value and offering price per share ($39,692 ÷ 2,271 shares)A	$ 17.48

Class C: Net Asset Value and offering price per share ($42,958 ÷ 2,485 shares)A	$ 17.29

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($237,172 ÷ 11,353 shares)	$ 20.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($26,654 ÷ 1,278 shares)	$ 20.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,229 ÷ 2,415 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,292
Interest		4
Income from Fidelity Central Funds		403
Total income		10,699

Expenses
Management fee Basic fee	$ 4,270
Performance adjustment	(1,477)
Transfer agent fees	2,333
Distribution fees	2,639
Accounting and security lending fees	296
Custodian fees and expenses	87
Independent trustees' compensation	6
Registration fees	117
Audit	67
Legal	3
Interest	2
Miscellaneous	18
Total expenses before reductions	8,361
Expense reductions	(80)	8,281
Net investment income (loss)		2,418
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(159,893)
Foreign currency transactions	(70)
Total net realized gain (loss)		(159,963)
Change in net unrealized appreciation (depreciation) on: Investment securities	504,479
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		504,549
Net gain (loss)		344,586
Net increase (decrease) in net assets resulting from operations		$ 347,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,418	$ 4,448
Net realized gain (loss)	(159,963)	(321,835)
Change in net unrealized appreciation (depreciation)	504,549	(518,931)
Net increase (decrease) in net assets resulting from operations	347,004	(836,318)
Distributions to shareholders from net investment income	(4,690)	-
Distributions to shareholders from net realized gain	-	(260,897)
Total distributions	(4,690)	(260,897)
Share transactions - net increase (decrease)	(45,798)	(125,302)
Total increase (decrease) in net assets	296,516	(1,222,517)

Net Assets
Beginning of period	643,891	1,866,408
End of period (including distributions in excess of net investment income of $1 and undistributed net investment income of $1,578, respectively)	$ 940,407	$ 643,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 30.67	$ 33.03	$ 35.39	$ 33.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.02	.06	.03
Net realized and unrealized gain (loss)	6.96	(14.37)	1.89	4.94	2.04
Total from investment operations	7.02	(14.27)	1.91	5.00	2.07
Distributions from net investment income	(.12)	-	-	(.01)	-
Distributions from net realized gain	-	(4.53)	(4.27)	(7.35)	(.26)
Total distributions	(.12)	(4.53)	(4.27)	(7.36)	(.26)
Net asset value, end of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Total Return A, B	59.70%	(54.45)%	6.46%	17.23%	6.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of fee waivers, if any	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of all reductions	1.02%	1.14%	1.15%	1.16%	1.13%
Net investment income (loss)	.39%	.45%	.07%	.20%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 206	$ 139	$ 355	$ 334	$ 312
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 31.48	$ 33.77	$ 36.06	$ 34.28
Income from Investment Operations
Net investment income (loss) C	.03	.06	(.04)	- G	(.03)
Net realized and unrealized gain (loss)	7.21	(14.84)	1.94	5.06	2.07
Total from investment operations	7.24	(14.78)	1.90	5.06	2.04
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	-	(4.45)	(4.19)	(7.35)	(.26)
Total distributions	(.05)	(4.45)	(4.19)	(7.35)	(.26)
Net asset value, end of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Total Return A, B	59.40%	(54.56)%	6.24%	17.03%	5.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of fee waivers, if any	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of all reductions	1.22%	1.32%	1.34%	1.34%	1.32%
Net investment income (loss)	.18%	.26%	(.12)%	.01%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 339	$ 253	$ 751	$ 827	$ 930
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 28.74	$ 31.17	$ 34.01	$ 32.54
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.18)	(.23)
Net realized and unrealized gain (loss)	6.50	(13.38)	1.78	4.69	1.96
Total from investment operations	6.45	(13.44)	1.57	4.51	1.73
Distributions from net realized gain	-	(4.27)	(4.00)	(7.35)	(.26)
Net asset value, end of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Total Return A, B	58.48%	(54.80)%	5.63%	16.29%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.94%	1.96%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.72)%	(.61)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 47	$ 175	$ 212	$ 244
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 28.51	$ 30.96	$ 33.83	$ 32.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.17)	(.23)
Net realized and unrealized gain (loss)	6.43	(13.24)	1.78	4.65	1.95
Total from investment operations	6.38	(13.30)	1.57	4.48	1.72
Distributions from net realized gain	-	(4.30)	(4.02)	(7.35)	(.26)
Net asset value, end of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Total Return A, B	58.48%	(54.80)%	5.66%	16.30%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.93%	1.94%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.71)%	(.59)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 32	$ 94	$ 99	$ 108
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 33.60	$ 35.77	$ 37.75	$ 35.71
Income from Investment Operations
Net investment income (loss) B	.11	.17	.12	.14	.14
Net realized and unrealized gain (loss)	7.73	(15.97)	2.06	5.34	2.16
Total from investment operations	7.84	(15.80)	2.18	5.48	2.30
Distributions from net investment income	(.16)	-	(.04)	(.11)	-
Distributions from net realized gain	-	(4.59)	(4.31)	(7.35)	(.26)
Total distributions	(.16)	(4.59)	(4.35)	(7.46)	(.26)
Net asset value, end of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Total Return A	60.05%	(54.35)%	6.78%	17.52%	6.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.89%	.89%	.93%	.89%
Expenses net of fee waivers, if any	.78%	.89%	.89%	.93%	.89%
Expenses net of all reductions	.77%	.88%	.87%	.91%	.83%
Net investment income (loss)	.64%	.70%	.35%	.44%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 122	$ 407	$ 216	$ 171
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	7.70	(13.81)
Total from investment operations	7.86	(13.69)
Distributions from net investment income	(.23)	-
Net asset value, end of period	$ 20.86	$ 13.23
Total Return B, C	60.52%	(50.85)%
Ratios to Average Net Assets E, H
Expenses before reductions	.51%	.65% A
Expenses net of fee waivers, if any	.51%	.65% A
Expenses net of all reductions	.49%	.64% A
Net investment income (loss)	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 5
Portfolio turnover rate F	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 32.43	$ 34.69	$ 36.82	$ 34.80
Income from Investment Operations
Net investment income (loss) B	.11	.18	.14	.18	.17
Net realized and unrealized gain (loss)	7.38	(15.31)	1.98	5.19	2.11
Total from investment operations	7.49	(15.13)	2.12	5.37	2.28
Distributions from net investment income	(.19)	-	(.07)	(.15)	-
Distributions from net realized gain	-	(4.63)	(4.31)	(7.35)	(.26)
Total distributions	(.19)	(4.63)	(4.38)	(7.50)	(.26)
Net asset value, end of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Total Return A	60.08%	(54.29)%	6.82%	17.70%	6.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.80%	.83%	.79%	.80%
Expenses net of fee waivers, if any	.70%	.80%	.83%	.79%	.80%
Expenses net of all reductions	.69%	.79%	.82%	.78%	.74%
Net investment income (loss)	.71%	.79%	.40%	.57%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 48	$ 45	$ 85	$ 81	$ 109
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Fidelity Value Strategies Fund Class K, the Fund began offering conversion privileges between Fidelity Value Strategies Fund and Fidelity Value Strategies Fund Class K to eligible shareholders of Fidelity Value Strategies Fund. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investment's is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,901
Gross unrealized depreciation	(159,082)
Net unrealized appreciation (depreciation)	$ (73,181)

Tax Cost	$ 1,022,089

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (478,724)
Net unrealized appreciation (depreciation)	$ (73,179)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,690	$ 162,910
Long-term Capital Gains	-	97,987
Total	$ 4,690	$ 260,897

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,218,006 and $1,263,679, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Strategies Fund, as compared to an appropriate benchmark

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. The Fund's performance period began October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 417	$ 4
Class T	.25%	.25%	1,451	8
Class B	.75%	.25%	408	306
Class C	.75%	.25%	363	20
			$ 2,639	$ 338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23
Class T	12
Class B*	52
Class C*	1
$ 88

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 559.33
Class T	840.29
Class B	135.33
Class C	560.33
Fidelity Value Strategies Fund	122.33
Fidelity Value Strategies Fund Class K	8.06
Institutional Class	109.26
	$ 2,333

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,726.40%		$ 2

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,358	$ -
Class T	1,110	-
Fidelity Value Strategies Fund	1,454	-
Fidelity Value Strategies Fund Class K	93	-
Institutional Class	675	-
Total	$ 4,690	$ -
From net realized gain
Class A	$ -	$ 51,999
Class T	-	105,019
Class B	-	25,669
Class C	-	14,150
Fidelity Value Strategies Fund	-	52,334
Fidelity Value Strategies Fund Class K	-	-
Institutional Class	-	11,726
Total	$ -	$ 260,897

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class A
Shares sold	3,224	3,023	$ 46,221	$ 64,823
Reinvestment of distributions	111	1,948	1,293	49,927
Shares redeemed	(4,033)	(4,836)	(57,211)	(105,361)
Net increase (decrease)	(698)	135	$ (9,697)	$ 9,389
Class T
Shares sold	3,435	2,646	$ 50,815	$ 58,699
Reinvestment of distributions	85	3,696	1,034	97,977
Shares redeemed	(6,709)	(9,540)	(98,956)	(213,568)
Net increase (decrease)	(3,189)	(3,198)	$ (47,107)	$ (56,892)
Class B
Shares sold	187	225	$ 2,407	$ 4,649
Reinvestment of distributions	-	997	-	23,923
Shares redeemed	(2,212)	(3,008)	(27,839)	(59,753)
Net increase (decrease)	(2,025)	(1,786)	$ (25,432)	$ (31,181)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class C
Shares sold	325	351	$ 4,318	$ 7,076
Reinvestment of distributions	-	548	-	13,010
Shares redeemed	(804)	(1,248)	(10,375)	(24,494)
Net increase (decrease)	(479)	(349)	$ (6,057)	$ (4,408)
Fidelity Value Strategies Fund
Shares sold	6,464	2,895	$ 114,372	$ 69,030
Conversion to Fidelity Value Strategies Fund Class K	(570)	(442)	(10,835)	(9,969)
Reinvestment of distributions	109	1,772	1,410	50,429
Shares redeemed	(3,891)	(7,099)	(65,772)	(183,412)
Net increase (decrease)	2,112	(2,874)	$ 39,175	$ (73,922)
Fidelity Value Strategies Fund Class K
Shares sold	619	32	$ 11,412	$ 548
Conversion from Fidelity Value Strategies Fund	570	441	10,835	9,969
Reinvestment of distributions	7	-	93	-
Shares redeemed	(314)	(77)	(5,766)	(1,244)
Net increase (decrease)	882	396	$ 16,574	$ 9,273
Institutional Class
Shares sold	718	1,550	$ 10,860	$ 33,396
Reinvestment of distributions	53	399	652	10,889
Shares redeemed	(1,911)	(1,011)	(24,766)	(21,846)
Net increase (decrease)	(1,140)	938	$ (13,254)	$ 22,439

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are for the period December 1, 2008 through August 31, 2009.

B Share transactions for Fidelity Value Strategies Fund Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 72% and 100%, respectively, of the dividends distributed in December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Value Strategies Fund (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity Value Strategies (retail class), and Class K ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

SO-UANN-0110
1.786701.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Value Strategies
Fund - Institutional Class

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	60.08%	-0.39%	5.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund: During the year the fund's Institutional Class shares rose 60.08%, strongly outpacing the 33.75% gain of the Russell Midcap® Value Index. The largest boost to performance came from stock selection in materials, including stakes in chemical manufacturers W.R. Grace & Co. and Celanese. My positioning in financials further aided performance, including little or no exposure to insurance brokers Aon and Marsh & McLennan. Overweighting consumer discretionary and technology also helped, as did underweighting utilities and owning some big gainers within industrials. Other meaningful contributors were nuclear-waste cleaner EnergySolutions, assisted-living center Emeritus, ON Semiconductor, Darden Restaurants, Norwegian salmon farmer Marine Harvest, PNC Financial Services and ProLogis, a real estate investment trust (REIT). Conversely, the fund suffered the most from not owning strong-performing automaker and index component Ford Motor. Some poor choices in financials hurt as well, notably State Street and Bank of America. Other disappointments included Allegheny Energy, Indian outsourcing giant Satyam Computer Services and cash-machine maker NCR. Several stocks I've mentioned were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,250.50	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,019.40	$ 5.72
Class T	1.31%
Actual		$ 1,000.00	$ 1,249.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.91%
Actual		$ 1,000.00	$ 1,245.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,015.49	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,245.70	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Fidelity Value Strategies Fund	.86%
Actual		$ 1,000.00	$ 1,251.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Fidelity Value Strategies Fund Class K	.55%
Actual		$ 1,000.00	$ 1,253.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.31	$ 2.79
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,252.00	$ 4.46
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PNC Financial Services Group, Inc.	1.1	1.3
Wells Fargo & Co.	1.0	1.3
Southwestern Energy Co.	0.9	0.2
CB Richard Ellis Group, Inc. Class A	0.9	0.6
Plains Exploration & Production Co.	0.8	0.4
Whirlpool Corp.	0.8	0.7
U.S. Bancorp, Delaware	0.8	0.3
Solutia, Inc.	0.8	0.5
ON Semiconductor Corp.	0.8	1.1
Lam Research Corp.	0.8	0.7
	8.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	20.0
Consumer Discretionary	17.5	20.6
Industrials	12.5	13.6
Information Technology	12.2	13.4
Health Care	10.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.6%		Stocks 99.0%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.0%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	12.2%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.6%
Autoliv, Inc.	67,900	$ 2,757
BorgWarner, Inc.	89,300	2,698
Johnson Controls, Inc.	145,600	3,938
Tenneco, Inc. (a)	52,400	756
The Goodyear Tire & Rubber Co. (a)	339,680	4,657
		14,806
Automobiles - 0.6%
Harley-Davidson, Inc.	134,700	3,925
Thor Industries, Inc.	78,200	2,225
		6,150
Diversified Consumer Services - 0.5%
H&R Block, Inc.	222,000	4,507
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	81,600	1,418
Brinker International, Inc.	187,708	2,590
Denny's Corp. (a)	594,200	1,361
DineEquity, Inc.	55,100	1,174
McCormick & Schmick's Seafood Restaurants (a)	297,546	1,842
Starwood Hotels & Resorts Worldwide, Inc.	140,287	4,492
Vail Resorts, Inc. (a)	66,706	2,588
WMS Industries, Inc. (a)	115,600	4,495
Wyndham Worldwide Corp.	394,800	7,331
		27,291
Household Durables - 3.5%
Black & Decker Corp.	89,500	5,432
Ethan Allen Interiors, Inc. (c)	133,630	1,551
KB Home	201,300	2,728
Lennar Corp. Class A	197,400	2,501
Mohawk Industries, Inc. (a)	71,100	2,921
Newell Rubbermaid, Inc.	180,100	2,613
Pulte Homes, Inc.	787,825	7,201
Stanley Furniture Co., Inc.	13,515	100
Whirlpool Corp.	103,925	7,707
		32,754
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	462,000	4,916
Leisure Equipment & Products - 0.1%
Brunswick Corp.	132,600	1,331
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.4%
Cablevision Systems Corp. - NY Group Class A	207,671	$ 5,196
DISH Network Corp. Class A	199,785	4,138
John Wiley & Sons, Inc. Class A	33,338	1,249
Jupiter Telecommunications Co.	1,062	999
Liberty Global, Inc. Class A (a)	54,150	1,045
McGraw-Hill Companies, Inc.	223,601	6,699
Time Warner Cable, Inc.	63,100	2,643
United Business Media Ltd.	37,500	269
		22,238
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	141,200	5,549
Asbury Automotive Group, Inc. (a)	441,785	4,709
Big 5 Sporting Goods Corp.	115,100	1,881
Casual Male Retail Group, Inc. (a)	392,445	1,024
Gymboree Corp. (a)	75,200	3,002
Jos. A. Bank Clothiers, Inc. (a)(c)	61,058	2,492
Lowe's Companies, Inc.	143,000	3,119
MarineMax, Inc. (a)	326,400	2,285
OfficeMax, Inc. (a)	424,300	4,489
RadioShack Corp.	61,700	1,164
Sonic Automotive, Inc. Class A (sub. vtg.) (c)	276,166	2,444
Staples, Inc.	200,600	4,678
Zale Corp. (a)	299,456	1,407
		38,243
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	251,900	6,048
Iconix Brand Group, Inc. (a)	184,000	2,072
		8,120
TOTAL CONSUMER DISCRETIONARY		160,356
CONSUMER STAPLES - 5.3%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	63,631	3,176
Constellation Brands, Inc. Class A (sub. vtg.) (a)	264,800	4,531
Dr Pepper Snapple Group, Inc.	158,000	4,138
		11,845
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	83,200	2,888
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
CVS Caremark Corp.	156,900	$ 4,865
Safeway, Inc.	254,700	5,731
Winn-Dixie Stores, Inc. (a)	234,479	2,528
		16,012
Food Products - 1.1%
Bunge Ltd.	81,400	5,039
Ralcorp Holdings, Inc. (a)	99,800	5,780
		10,819
Household Products - 0.3%
Energizer Holdings, Inc. (a)	43,800	2,468
Personal Products - 0.5%
Avon Products, Inc.	138,900	4,757
Tobacco - 0.4%
Lorillard, Inc.	48,800	3,802
TOTAL CONSUMER STAPLES		49,703
ENERGY - 8.9%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	116,500	4,746
Exterran Holdings, Inc. (a)	70,464	1,476
Helmerich & Payne, Inc.	83,600	3,139
Nabors Industries Ltd. (a)	125,500	2,592
Patterson-UTI Energy, Inc.	157,500	2,424
Pride International, Inc. (a)	86,300	2,730
Smith International, Inc.	181,824	4,942
Weatherford International Ltd. (a)	225,300	3,763
		25,812
Oil, Gas & Consumable Fuels - 6.2%
Arch Coal, Inc.	117,700	2,455
Arena Resources, Inc. (a)	27,400	1,120
Chesapeake Energy Corp.	151,200	3,617
Concho Resources, Inc. (a)	33,800	1,382
Denbury Resources, Inc. (a)	544,358	7,224
EXCO Resources, Inc.	132,568	2,243
PetroBakken Energy Ltd. Class A	32,250	921
Petrobank Energy & Resources Ltd. (a)	11,400	543
Petrohawk Energy Corp. (a)	310,630	6,939
Plains Exploration & Production Co. (a)	284,200	7,733
Range Resources Corp.	100,355	4,730
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SandRidge Energy, Inc. (a)(c)	183,880	$ 1,725
Southwestern Energy Co. (a)	197,400	8,678
Suncor Energy, Inc.	73,200	2,628
Ultra Petroleum Corp. (a)	125,300	5,888
		57,826
TOTAL ENERGY		83,638
FINANCIALS - 20.5%
Capital Markets - 2.5%
Charles Schwab Corp.	142,000	2,603
GCA Savvian Group Corp.	403	509
Morgan Stanley	138,000	4,358
Northern Trust Corp.	135,200	6,692
optionsXpress Holdings, Inc.	88,800	1,359
State Street Corp.	165,100	6,819
TD Ameritrade Holding Corp. (a)	73,100	1,436
		23,776
Commercial Banks - 6.7%
Associated Banc-Corp.	389,900	4,421
CapitalSource, Inc.	1,138,324	4,178
China Citic Bank Corp. Ltd. Class H	2,671,000	2,206
Comerica, Inc.	173,700	4,945
Huntington Bancshares, Inc.	1,301,700	4,972
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	307,660	1,689
PNC Financial Services Group, Inc.	185,700	10,585
Regions Financial Corp.	714,733	4,188
SVB Financial Group (a)	72,715	2,753
U.S. Bancorp, Delaware	316,284	7,632
Wells Fargo & Co.	325,974	9,140
Wilmington Trust Corp., Delaware (c)	492,286	6,040
		62,749
Consumer Finance - 0.8%
American Express Co.	46,100	1,928
Capital One Financial Corp.	52,450	2,012
Discover Financial Services	252,602	3,905
		7,845
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 1.4%
Bank of America Corp.	397,700	$ 6,304
JPMorgan Chase & Co.	160,700	6,828
		13,132
Insurance - 5.1%
Arch Capital Group Ltd. (a)	63,000	4,400
Assurant, Inc.	154,646	4,728
Everest Re Group Ltd.	61,182	5,207
Genworth Financial, Inc. Class A (a)	473,100	5,095
Lincoln National Corp.	269,800	6,181
MBIA, Inc. (a)(c)	313,702	1,085
The Chubb Corp.	79,800	4,001
The First American Corp.	223,600	7,093
Unum Group	91,700	1,746
Validus Holdings Ltd.	178,742	4,737
XL Capital Ltd. Class A	208,512	3,818
		48,091
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	436,813	4,045
Corporate Office Properties Trust (SBI)	56,800	1,942
Developers Diversified Realty Corp.	280,189	2,836
Franklin Street Properties Corp.	42,400	479
Kite Realty Group Trust	412,400	1,307
U-Store-It Trust	154,873	1,008
Vornado Realty Trust	78,700	5,152
		16,769
Real Estate Management & Development - 2.2%
Avatar Holdings, Inc. (a)	52,900	809
CB Richard Ellis Group, Inc. Class A (a)	710,871	8,125
Forest City Enterprises, Inc. Class A	198,900	2,134
Forestar Group, Inc. (a)	147,784	2,741
Jones Lang LaSalle, Inc.	97,300	4,950
The St. Joe Co. (a)(c)	81,900	2,039
		20,798
TOTAL FINANCIALS		193,160
HEALTH CARE - 10.2%
Biotechnology - 1.0%
Biogen Idec, Inc. (a)	63,900	2,999
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clinical Data, Inc. (a)	46,200	$ 721
Genzyme Corp. (a)	65,500	3,321
OREXIGEN Therapeutics, Inc. (a)	319,900	2,134
		9,175
Health Care Equipment & Supplies - 3.7%
Beckman Coulter, Inc.	70,700	4,593
C. R. Bard, Inc.	78,000	6,412
Cooper Companies, Inc.	188,419	6,310
Covidien PLC	123,375	5,776
Hospira, Inc. (a)	100,800	4,733
Orthofix International NV (a)	94,517	2,859
Stryker Corp.	62,700	3,160
Syneron Medical Ltd. (a)	146,000	1,460
		35,303
Health Care Providers & Services - 3.0%
Aetna, Inc.	87,300	2,541
Brookdale Senior Living, Inc. (a)	203,493	3,170
CIGNA Corp.	177,200	5,685
Emeritus Corp. (a)(c)	356,066	5,569
Health Net, Inc. (a)	72,024	1,528
Henry Schein, Inc. (a)	87,558	4,348
Laboratory Corp. of America Holdings (a)	33,000	2,408
Universal Health Services, Inc. Class B	48,857	2,731
		27,980
Life Sciences Tools & Services - 0.7%
Life Technologies Corp. (a)	90,600	4,510
PerkinElmer, Inc.	135,700	2,561
		7,071
Pharmaceuticals - 1.8%
Ardea Biosciences, Inc. (a)	72,497	976
Cadence Pharmaceuticals, Inc. (a)	303,676	2,609
King Pharmaceuticals, Inc. (a)	384,358	4,547
Salix Pharmaceuticals Ltd. (a)	97,800	2,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,220
ViroPharma, Inc. (a)	347,900	2,630
XenoPort, Inc. (a)	28,700	473
		16,685
TOTAL HEALTH CARE		96,214
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.5%
Aerospace & Defense - 0.3%
GeoEye, Inc. (a)	87,757	$ 2,735
Building Products - 1.3%
Masco Corp.	407,800	5,538
Owens Corning (a)	280,211	6,621
		12,159
Commercial Services & Supplies - 1.6%
Cenveo, Inc. (a)	150,362	1,155
Cintas Corp.	51,200	1,438
Consolidated Graphics, Inc. (a)	120,094	3,543
R.R. Donnelley & Sons Co.	126,800	2,610
Republic Services, Inc.	200,390	5,651
Viad Corp.	15,700	290
		14,687
Construction & Engineering - 0.7%
Fluor Corp.	40,900	1,737
Granite Construction, Inc.	52,400	1,570
MYR Group, Inc. (a)	241,000	3,764
		7,071
Electrical Equipment - 0.3%
SunPower Corp. Class B (a)	162,000	2,895
Industrial Conglomerates - 0.7%
Rheinmetall AG	31,300	1,870
Textron, Inc.	255,037	5,113
		6,983
Machinery - 4.1%
AGCO Corp. (a)	83,900	2,543
Altra Holdings, Inc. (a)	145,530	1,637
Blount International, Inc. (a)	259,700	2,506
Commercial Vehicle Group, Inc. (a)	187,229	998
Cummins, Inc.	88,900	3,992
Deere & Co.	67,850	3,631
GEA Group AG	46,633	983
Ingersoll-Rand Co. Ltd.	154,500	5,465
Navistar International Corp. (a)	136,997	4,522
The Stanley Works	105,200	5,110
Timken Co.	126,200	3,113
Vallourec SA	22,874	3,826
		38,326
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	$ 2,425
Professional Services - 1.1%
Experian PLC	473,491	4,463
Monster Worldwide, Inc. (a)(c)	380,300	5,556
		10,019
Road & Rail - 1.9%
Con-way, Inc.	164,000	4,969
Contrans Income Fund	85,000	572
CSX Corp.	99,300	4,715
Saia, Inc. (a)	156,400	2,255
Union Pacific Corp.	89,500	5,662
		18,173
Trading Companies & Distributors - 0.0%
Yamazen Co. Ltd.	60,700	188
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	193,900	1,815
TOTAL INDUSTRIALS		117,476
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	339,800	2,990
Juniper Networks, Inc. (a)	167,900	4,387
		7,377
Computers & Peripherals - 0.4%
NCR Corp. (a)	354,794	3,339
Electronic Equipment & Components - 3.8%
Agilent Technologies, Inc. (a)	209,400	6,056
Anixter International, Inc. (a)	80,980	3,500
Avnet, Inc. (a)	265,261	7,228
Bell Microproducts, Inc. (a)	918,996	2,849
Digital China Holdings Ltd. (H Shares)	1,242,000	1,462
Ingram Micro, Inc. Class A (a)	383,077	6,508
Itron, Inc. (a)	43,470	2,643
Tyco Electronics Ltd.	230,175	5,342
Wasion Group Holdings Ltd.	554,000	473
		36,061
Internet Software & Services - 1.0%
Dice Holdings, Inc. (a)	109,526	589
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,390,022	$ 2,141
NetEase.com, Inc. sponsored ADR (a)	25,800	987
VeriSign, Inc. (a)	248,447	5,575
		9,292
IT Services - 1.3%
Accenture PLC Class A	27,400	1,124
Affiliated Computer Services, Inc. Class A (a)	81,200	4,482
Fidelity National Information Services, Inc.	226,030	5,108
Fiserv, Inc. (a)	16,000	740
Hewitt Associates, Inc. Class A (a)	23,545	946
		12,400
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV (NY Shares)	77,391	2,398
Atmel Corp. (a)	767,700	3,048
Lam Research Corp. (a)	216,653	7,364
LTX-Credence Corp. (a)	631,397	852
MEMC Electronic Materials, Inc. (a)	140,800	1,695
National Semiconductor Corp.	120,300	1,756
ON Semiconductor Corp. (a)	949,970	7,372
Verigy Ltd. (a)	192,227	1,999
		26,484
Software - 2.1%
Ariba, Inc. (a)	232,299	2,518
BMC Software, Inc. (a)	103,500	4,009
Epicor Software Corp. (a)	585,384	4,390
Gameloft (a)	609,570	3,038
Mentor Graphics Corp. (a)	298,824	2,202
Nintendo Co. Ltd.	3,900	954
Novell, Inc. (a)	579,000	2,264
		19,375
TOTAL INFORMATION TECHNOLOGY		114,328
MATERIALS - 7.7%
Chemicals - 4.3%
Albemarle Corp.	170,000	5,738
Calgon Carbon Corp. (a)	262,000	3,665
Celanese Corp. Class A	230,736	6,867
Dow Chemical Co.	94,300	2,620
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	326,300	$ 2,111
Solutia, Inc. (a)	689,160	7,422
Terra Industries, Inc.	66,836	2,579
W.R. Grace & Co. (a)	293,328	6,705
Wacker Chemie AG	15,371	2,530
		40,237
Construction Materials - 0.3%
HeidelbergCement AG	48,235	3,201
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	104,170	3,257
Rexam PLC	540,300	2,466
		5,723
Metals & Mining - 2.1%
Commercial Metals Co.	49,800	792
Compass Minerals International, Inc.	80,200	5,220
Freeport-McMoRan Copper & Gold, Inc.	22,500	1,863
Globe Specialty Metals, Inc.	101,400	848
Globe Specialty Metals, Inc. (Reg. S) (a)	360,745	3,016
Gulf Resources, Inc. (a)	65,437	588
Newcrest Mining Ltd.	209,723	7,066
		19,393
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	93,200	3,629
TOTAL MATERIALS		72,183
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	464,043	5,244
Qwest Communications International, Inc.	334,200	1,220
		6,464
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	767,300	2,847
TOTAL TELECOMMUNICATION SERVICES		9,311
UTILITIES - 3.8%
Electric Utilities - 1.5%
Allegheny Energy, Inc.	126,227	2,774
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
American Electric Power Co., Inc.	109,900	$ 3,538
Entergy Corp.	39,100	3,075
FirstEnergy Corp.	121,165	5,220
		14,607
Gas Utilities - 0.8%
Questar Corp.	139,800	5,546
Xinao Gas Holdings Ltd.	682,000	1,720
		7,266
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	337,000	4,293
Constellation Energy Group, Inc.	95,700	3,045
		7,338
Multi-Utilities - 0.7%
CMS Energy Corp.	437,800	6,234
TOTAL UTILITIES		35,445
TOTAL COMMON STOCKS (Cost $989,514)		931,814
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(d)	3,100	432
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Fiat SpA (a)	522,542	4,578
TOTAL PREFERRED STOCKS (Cost $4,925)		5,010
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 10	$ 8
8.25% 12/15/14	15	12
		20
TOTAL NONCONVERTIBLE BONDS (Cost $15)		20
Money Market Funds - 1.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $12,064)	12,063,541	12,064
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,006,518)		948,908
NET OTHER ASSETS - (0.9)%		(8,501)
NET ASSETS - 100%		$ 940,407
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $432,000 or 0.0% of net assets.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	398
Total	$ 403
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 164,934	$ 163,935	$ 999	$ -
Consumer Staples	49,703	49,703	-	-
Energy	84,070	83,638	432	-
Financials	193,160	192,651	509	-
Health Care	96,214	96,214	-	-
Industrials	117,476	117,288	188	-
Information Technology	114,328	113,374	954	-
Materials	72,183	72,183	-	-
Telecommunication Services	9,311	9,311	-	-
Utilities	35,445	35,445	-	-
Corporate Bonds	20	-	20	-
Money Market Funds	12,064	12,064	-	-
Total Investments in Securities:	$ 948,908	$ 945,806	$ 3,102	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.8%
Bermuda	2.6%
Ireland	1.3%
Canada	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $478,724,000 of which $291,514,000 and $187,210,000 will expire on November 30, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $5,664,000 of losses recognized during the period November 1, 2009 to November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $1,000 of currency losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $11,528) - See accompanying schedule: Unaffiliated issuers (cost $994,454)	$ 936,844
Fidelity Central Funds (cost $12,064)	12,064
Total Investments (cost $1,006,518)		$ 948,908
Receivable for investments sold		15,520
Receivable for fund shares sold		882
Dividends receivable		1,291
Interest receivable		1
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		5
Other receivables		23
Total assets		966,632

Liabilities
Payable to custodian bank	$ 3,119
Payable for investments purchased	7,443
Payable for fund shares redeemed	2,655
Accrued management fee	362
Distribution fees payable	257
Other affiliated payables	270
Other payables and accrued expenses	55
Collateral on securities loaned, at value	12,064
Total liabilities		26,225

Net Assets		$ 940,407
Net Assets consist of:
Paid in capital		$ 1,497,324
Distributions in excess of net investment income		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(499,309)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,607)
Net Assets		$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($206,378 ÷ 10,997 shares)	$ 18.77

Maximum offering price per share (100/94.25 of $18.77)	$ 19.92
Class T: Net Asset Value and redemption price per share ($339,324 ÷ 17,457 shares)	$ 19.44

Maximum offering price per share (100/96.50 of $19.44)	$ 20.15
Class B: Net Asset Value and offering price per share ($39,692 ÷ 2,271 shares)A	$ 17.48

Class C: Net Asset Value and offering price per share ($42,958 ÷ 2,485 shares)A	$ 17.29

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($237,172 ÷ 11,353 shares)	$ 20.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($26,654 ÷ 1,278 shares)	$ 20.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,229 ÷ 2,415 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,292
Interest		4
Income from Fidelity Central Funds		403
Total income		10,699

Expenses
Management fee Basic fee	$ 4,270
Performance adjustment	(1,477)
Transfer agent fees	2,333
Distribution fees	2,639
Accounting and security lending fees	296
Custodian fees and expenses	87
Independent trustees' compensation	6
Registration fees	117
Audit	67
Legal	3
Interest	2
Miscellaneous	18
Total expenses before reductions	8,361
Expense reductions	(80)	8,281
Net investment income (loss)		2,418
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(159,893)
Foreign currency transactions	(70)
Total net realized gain (loss)		(159,963)
Change in net unrealized appreciation (depreciation) on: Investment securities	504,479
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		504,549
Net gain (loss)		344,586
Net increase (decrease) in net assets resulting from operations		$ 347,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,418	$ 4,448
Net realized gain (loss)	(159,963)	(321,835)
Change in net unrealized appreciation (depreciation)	504,549	(518,931)
Net increase (decrease) in net assets resulting from operations	347,004	(836,318)
Distributions to shareholders from net investment income	(4,690)	-
Distributions to shareholders from net realized gain	-	(260,897)
Total distributions	(4,690)	(260,897)
Share transactions - net increase (decrease)	(45,798)	(125,302)
Total increase (decrease) in net assets	296,516	(1,222,517)

Net Assets
Beginning of period	643,891	1,866,408
End of period (including distributions in excess of net investment income of $1 and undistributed net investment income of $1,578, respectively)	$ 940,407	$ 643,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 30.67	$ 33.03	$ 35.39	$ 33.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.02	.06	.03
Net realized and unrealized gain (loss)	6.96	(14.37)	1.89	4.94	2.04
Total from investment operations	7.02	(14.27)	1.91	5.00	2.07
Distributions from net investment income	(.12)	-	-	(.01)	-
Distributions from net realized gain	-	(4.53)	(4.27)	(7.35)	(.26)
Total distributions	(.12)	(4.53)	(4.27)	(7.36)	(.26)
Net asset value, end of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Total Return A, B	59.70%	(54.45)%	6.46%	17.23%	6.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of fee waivers, if any	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of all reductions	1.02%	1.14%	1.15%	1.16%	1.13%
Net investment income (loss)	.39%	.45%	.07%	.20%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 206	$ 139	$ 355	$ 334	$ 312
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 31.48	$ 33.77	$ 36.06	$ 34.28
Income from Investment Operations
Net investment income (loss) C	.03	.06	(.04)	- G	(.03)
Net realized and unrealized gain (loss)	7.21	(14.84)	1.94	5.06	2.07
Total from investment operations	7.24	(14.78)	1.90	5.06	2.04
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	-	(4.45)	(4.19)	(7.35)	(.26)
Total distributions	(.05)	(4.45)	(4.19)	(7.35)	(.26)
Net asset value, end of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Total Return A, B	59.40%	(54.56)%	6.24%	17.03%	5.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of fee waivers, if any	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of all reductions	1.22%	1.32%	1.34%	1.34%	1.32%
Net investment income (loss)	.18%	.26%	(.12)%	.01%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 339	$ 253	$ 751	$ 827	$ 930
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 28.74	$ 31.17	$ 34.01	$ 32.54
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.18)	(.23)
Net realized and unrealized gain (loss)	6.50	(13.38)	1.78	4.69	1.96
Total from investment operations	6.45	(13.44)	1.57	4.51	1.73
Distributions from net realized gain	-	(4.27)	(4.00)	(7.35)	(.26)
Net asset value, end of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Total Return A, B	58.48%	(54.80)%	5.63%	16.29%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.94%	1.96%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.72)%	(.61)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 47	$ 175	$ 212	$ 244
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 28.51	$ 30.96	$ 33.83	$ 32.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.17)	(.23)
Net realized and unrealized gain (loss)	6.43	(13.24)	1.78	4.65	1.95
Total from investment operations	6.38	(13.30)	1.57	4.48	1.72
Distributions from net realized gain	-	(4.30)	(4.02)	(7.35)	(.26)
Net asset value, end of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Total Return A, B	58.48%	(54.80)%	5.66%	16.30%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.93%	1.94%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.71)%	(.59)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 32	$ 94	$ 99	$ 108
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 33.60	$ 35.77	$ 37.75	$ 35.71
Income from Investment Operations
Net investment income (loss) B	.11	.17	.12	.14	.14
Net realized and unrealized gain (loss)	7.73	(15.97)	2.06	5.34	2.16
Total from investment operations	7.84	(15.80)	2.18	5.48	2.30
Distributions from net investment income	(.16)	-	(.04)	(.11)	-
Distributions from net realized gain	-	(4.59)	(4.31)	(7.35)	(.26)
Total distributions	(.16)	(4.59)	(4.35)	(7.46)	(.26)
Net asset value, end of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Total Return A	60.05%	(54.35)%	6.78%	17.52%	6.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.89%	.89%	.93%	.89%
Expenses net of fee waivers, if any	.78%	.89%	.89%	.93%	.89%
Expenses net of all reductions	.77%	.88%	.87%	.91%	.83%
Net investment income (loss)	.64%	.70%	.35%	.44%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 122	$ 407	$ 216	$ 171
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	7.70	(13.81)
Total from investment operations	7.86	(13.69)
Distributions from net investment income	(.23)	-
Net asset value, end of period	$ 20.86	$ 13.23
Total Return B, C	60.52%	(50.85)%
Ratios to Average Net Assets E, H
Expenses before reductions	.51%	.65% A
Expenses net of fee waivers, if any	.51%	.65% A
Expenses net of all reductions	.49%	.64% A
Net investment income (loss)	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 5
Portfolio turnover rate F	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 32.43	$ 34.69	$ 36.82	$ 34.80
Income from Investment Operations
Net investment income (loss) B	.11	.18	.14	.18	.17
Net realized and unrealized gain (loss)	7.38	(15.31)	1.98	5.19	2.11
Total from investment operations	7.49	(15.13)	2.12	5.37	2.28
Distributions from net investment income	(.19)	-	(.07)	(.15)	-
Distributions from net realized gain	-	(4.63)	(4.31)	(7.35)	(.26)
Total distributions	(.19)	(4.63)	(4.38)	(7.50)	(.26)
Net asset value, end of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Total Return A	60.08%	(54.29)%	6.82%	17.70%	6.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.80%	.83%	.79%	.80%
Expenses net of fee waivers, if any	.70%	.80%	.83%	.79%	.80%
Expenses net of all reductions	.69%	.79%	.82%	.78%	.74%
Net investment income (loss)	.71%	.79%	.40%	.57%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 48	$ 45	$ 85	$ 81	$ 109
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Fidelity Value Strategies Fund Class K, the Fund began offering conversion privileges between Fidelity Value Strategies Fund and Fidelity Value Strategies Fund Class K to eligible shareholders of Fidelity Value Strategies Fund. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investment's is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,901
Gross unrealized depreciation	(159,082)
Net unrealized appreciation (depreciation)	$ (73,181)

Tax Cost	$ 1,022,089

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (478,724)
Net unrealized appreciation (depreciation)	$ (73,179)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,690	$ 162,910
Long-term Capital Gains	-	97,987
Total	$ 4,690	$ 260,897

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,218,006 and $1,263,679, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Strategies Fund, as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. The Fund's performance period began October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 417	$ 4
Class T	.25%	.25%	1,451	8
Class B	.75%	.25%	408	306
Class C	.75%	.25%	363	20
			$ 2,639	$ 338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23
Class T	12
Class B*	52
Class C*	1
$ 88

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 559.33
Class T	840.29
Class B	135.33
Class C	560.33
Fidelity Value Strategies Fund	122.33
Fidelity Value Strategies Fund Class K	8.06
Institutional Class	109.26
	$ 2,333

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,726.40%		$ 2

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,358	$ -
Class T	1,110	-
Fidelity Value Strategies Fund	1,454	-
Fidelity Value Strategies Fund Class K	93	-
Institutional Class	675	-
Total	$ 4,690	$ -
From net realized gain
Class A	$ -	$ 51,999
Class T	-	105,019
Class B	-	25,669
Class C	-	14,150
Fidelity Value Strategies Fund	-	52,334
Fidelity Value Strategies Fund Class K	-	-
Institutional Class	-	11,726
Total	$ -	$ 260,897

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class A
Shares sold	3,224	3,023	$ 46,221	$ 64,823
Reinvestment of distributions	111	1,948	1,293	49,927
Shares redeemed	(4,033)	(4,836)	(57,211)	(105,361)
Net increase (decrease)	(698)	135	$ (9,697)	$ 9,389
Class T
Shares sold	3,435	2,646	$ 50,815	$ 58,699
Reinvestment of distributions	85	3,696	1,034	97,977
Shares redeemed	(6,709)	(9,540)	(98,956)	(213,568)
Net increase (decrease)	(3,189)	(3,198)	$ (47,107)	$ (56,892)
Class B
Shares sold	187	225	$ 2,407	$ 4,649
Reinvestment of distributions	-	997	-	23,923
Shares redeemed	(2,212)	(3,008)	(27,839)	(59,753)
Net increase (decrease)	(2,025)	(1,786)	$ (25,432)	$ (31,181)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class C
Shares sold	325	351	$ 4,318	$ 7,076
Reinvestment of distributions	-	548	-	13,010
Shares redeemed	(804)	(1,248)	(10,375)	(24,494)
Net increase (decrease)	(479)	(349)	$ (6,057)	$ (4,408)
Fidelity Value Strategies Fund
Shares sold	6,464	2,895	$ 114,372	$ 69,030
Conversion to Fidelity Value Strategies Fund Class K	(570)	(442)	(10,835)	(9,969)
Reinvestment of distributions	109	1,772	1,410	50,429
Shares redeemed	(3,891)	(7,099)	(65,772)	(183,412)
Net increase (decrease)	2,112	(2,874)	$ 39,175	$ (73,922)
Fidelity Value Strategies Fund Class K
Shares sold	619	32	$ 11,412	$ 548
Conversion from Fidelity Value Strategies Fund	570	441	10,835	9,969
Reinvestment of distributions	7	-	93	-
Shares redeemed	(314)	(77)	(5,766)	(1,244)
Net increase (decrease)	882	396	$ 16,574	$ 9,273
Institutional Class
Shares sold	718	1,550	$ 10,860	$ 33,396
Reinvestment of distributions	53	399	652	10,889
Shares redeemed	(1,911)	(1,011)	(24,766)	(21,846)
Net increase (decrease)	(1,140)	938	$ (13,254)	$ 22,439

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are for the period December 1, 2008 through August 31, 2009.

B Share transactions for Fidelity Value Strategies Fund Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class I designates 43% of the dividends distributed in December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Value Strategies Fund (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity Value Strategies (retail class), and Class K ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-UANN-0110
1.786702.106

(Fidelity Investment logo)(registered trademark)
Fidelity Value Strategies Fund
(A Class of Fidelity® Advisor Value
Strategies Fund)

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund	60.05%	-0.48%	5.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund, a class of the fund, on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Friedman, Portfolio Manager of Fidelity Value Strategies Fund: During the year the fund's Retail Class shares rose 60.05%, strongly outpacing the 33.75% gain of the Russell Midcap® Value Index. The largest boost to performance came from stock selection in materials, including stakes in chemical manufacturers W.R. Grace & Co. and Celanese. My positioning in financials further aided performance, including little or no exposure to insurance brokers Aon and Marsh & McLennan. Overweighting consumer discretionary and technology also helped, as did underweighting utilities and owning some big gainers within industrials. Other meaningful contributors were nuclear-waste cleaner EnergySolutions, assisted-living center Emeritus, ON Semiconductor, Darden Restaurants, Norwegian salmon farmer Marine Harvest, PNC Financial Services and ProLogis, a real estate investment trust (REIT). Conversely, the fund suffered the most from not owning strong-performing automaker and index component Ford Motor. Some poor choices in financials hurt as well, notably State Street and Bank of America. Other disappointments included Allegheny Energy, Indian outsourcing giant Satyam Computer Services and cash-machine maker NCR. Several stocks I've mentioned were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,250.50	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,019.40	$ 5.72
Class T	1.31%
Actual		$ 1,000.00	$ 1,249.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.91%
Actual		$ 1,000.00	$ 1,245.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,015.49	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,245.70	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Fidelity Value Strategies Fund	.86%
Actual		$ 1,000.00	$ 1,251.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Fidelity Value Strategies Fund Class K	.55%
Actual		$ 1,000.00	$ 1,253.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.31	$ 2.79
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,252.00	$ 4.46
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PNC Financial Services Group, Inc.	1.1	1.3
Wells Fargo & Co.	1.0	1.3
Southwestern Energy Co.	0.9	0.2
CB Richard Ellis Group, Inc. Class A	0.9	0.6
Plains Exploration & Production Co.	0.8	0.4
Whirlpool Corp.	0.8	0.7
U.S. Bancorp, Delaware	0.8	0.3
Solutia, Inc.	0.8	0.5
ON Semiconductor Corp.	0.8	1.1
Lam Research Corp.	0.8	0.7
	8.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	20.0
Consumer Discretionary	17.5	20.6
Industrials	12.5	13.6
Information Technology	12.2	13.4
Health Care	10.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.6%		Stocks 99.0%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.0%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	12.2%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.6%
Autoliv, Inc.	67,900	$ 2,757
BorgWarner, Inc.	89,300	2,698
Johnson Controls, Inc.	145,600	3,938
Tenneco, Inc. (a)	52,400	756
The Goodyear Tire & Rubber Co. (a)	339,680	4,657
		14,806
Automobiles - 0.6%
Harley-Davidson, Inc.	134,700	3,925
Thor Industries, Inc.	78,200	2,225
		6,150
Diversified Consumer Services - 0.5%
H&R Block, Inc.	222,000	4,507
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	81,600	1,418
Brinker International, Inc.	187,708	2,590
Denny's Corp. (a)	594,200	1,361
DineEquity, Inc.	55,100	1,174
McCormick & Schmick's Seafood Restaurants (a)	297,546	1,842
Starwood Hotels & Resorts Worldwide, Inc.	140,287	4,492
Vail Resorts, Inc. (a)	66,706	2,588
WMS Industries, Inc. (a)	115,600	4,495
Wyndham Worldwide Corp.	394,800	7,331
		27,291
Household Durables - 3.5%
Black & Decker Corp.	89,500	5,432
Ethan Allen Interiors, Inc. (c)	133,630	1,551
KB Home	201,300	2,728
Lennar Corp. Class A	197,400	2,501
Mohawk Industries, Inc. (a)	71,100	2,921
Newell Rubbermaid, Inc.	180,100	2,613
Pulte Homes, Inc.	787,825	7,201
Stanley Furniture Co., Inc.	13,515	100
Whirlpool Corp.	103,925	7,707
		32,754
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	462,000	4,916
Leisure Equipment & Products - 0.1%
Brunswick Corp.	132,600	1,331
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.4%
Cablevision Systems Corp. - NY Group Class A	207,671	$ 5,196
DISH Network Corp. Class A	199,785	4,138
John Wiley & Sons, Inc. Class A	33,338	1,249
Jupiter Telecommunications Co.	1,062	999
Liberty Global, Inc. Class A (a)	54,150	1,045
McGraw-Hill Companies, Inc.	223,601	6,699
Time Warner Cable, Inc.	63,100	2,643
United Business Media Ltd.	37,500	269
		22,238
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	141,200	5,549
Asbury Automotive Group, Inc. (a)	441,785	4,709
Big 5 Sporting Goods Corp.	115,100	1,881
Casual Male Retail Group, Inc. (a)	392,445	1,024
Gymboree Corp. (a)	75,200	3,002
Jos. A. Bank Clothiers, Inc. (a)(c)	61,058	2,492
Lowe's Companies, Inc.	143,000	3,119
MarineMax, Inc. (a)	326,400	2,285
OfficeMax, Inc. (a)	424,300	4,489
RadioShack Corp.	61,700	1,164
Sonic Automotive, Inc. Class A (sub. vtg.) (c)	276,166	2,444
Staples, Inc.	200,600	4,678
Zale Corp. (a)	299,456	1,407
		38,243
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	251,900	6,048
Iconix Brand Group, Inc. (a)	184,000	2,072
		8,120
TOTAL CONSUMER DISCRETIONARY		160,356
CONSUMER STAPLES - 5.3%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	63,631	3,176
Constellation Brands, Inc. Class A (sub. vtg.) (a)	264,800	4,531
Dr Pepper Snapple Group, Inc.	158,000	4,138
		11,845
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	83,200	2,888
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
CVS Caremark Corp.	156,900	$ 4,865
Safeway, Inc.	254,700	5,731
Winn-Dixie Stores, Inc. (a)	234,479	2,528
		16,012
Food Products - 1.1%
Bunge Ltd.	81,400	5,039
Ralcorp Holdings, Inc. (a)	99,800	5,780
		10,819
Household Products - 0.3%
Energizer Holdings, Inc. (a)	43,800	2,468
Personal Products - 0.5%
Avon Products, Inc.	138,900	4,757
Tobacco - 0.4%
Lorillard, Inc.	48,800	3,802
TOTAL CONSUMER STAPLES		49,703
ENERGY - 8.9%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	116,500	4,746
Exterran Holdings, Inc. (a)	70,464	1,476
Helmerich & Payne, Inc.	83,600	3,139
Nabors Industries Ltd. (a)	125,500	2,592
Patterson-UTI Energy, Inc.	157,500	2,424
Pride International, Inc. (a)	86,300	2,730
Smith International, Inc.	181,824	4,942
Weatherford International Ltd. (a)	225,300	3,763
		25,812
Oil, Gas & Consumable Fuels - 6.2%
Arch Coal, Inc.	117,700	2,455
Arena Resources, Inc. (a)	27,400	1,120
Chesapeake Energy Corp.	151,200	3,617
Concho Resources, Inc. (a)	33,800	1,382
Denbury Resources, Inc. (a)	544,358	7,224
EXCO Resources, Inc.	132,568	2,243
PetroBakken Energy Ltd. Class A	32,250	921
Petrobank Energy & Resources Ltd. (a)	11,400	543
Petrohawk Energy Corp. (a)	310,630	6,939
Plains Exploration & Production Co. (a)	284,200	7,733
Range Resources Corp.	100,355	4,730
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SandRidge Energy, Inc. (a)(c)	183,880	$ 1,725
Southwestern Energy Co. (a)	197,400	8,678
Suncor Energy, Inc.	73,200	2,628
Ultra Petroleum Corp. (a)	125,300	5,888
		57,826
TOTAL ENERGY		83,638
FINANCIALS - 20.5%
Capital Markets - 2.5%
Charles Schwab Corp.	142,000	2,603
GCA Savvian Group Corp.	403	509
Morgan Stanley	138,000	4,358
Northern Trust Corp.	135,200	6,692
optionsXpress Holdings, Inc.	88,800	1,359
State Street Corp.	165,100	6,819
TD Ameritrade Holding Corp. (a)	73,100	1,436
		23,776
Commercial Banks - 6.7%
Associated Banc-Corp.	389,900	4,421
CapitalSource, Inc.	1,138,324	4,178
China Citic Bank Corp. Ltd. Class H	2,671,000	2,206
Comerica, Inc.	173,700	4,945
Huntington Bancshares, Inc.	1,301,700	4,972
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	307,660	1,689
PNC Financial Services Group, Inc.	185,700	10,585
Regions Financial Corp.	714,733	4,188
SVB Financial Group (a)	72,715	2,753
U.S. Bancorp, Delaware	316,284	7,632
Wells Fargo & Co.	325,974	9,140
Wilmington Trust Corp., Delaware (c)	492,286	6,040
		62,749
Consumer Finance - 0.8%
American Express Co.	46,100	1,928
Capital One Financial Corp.	52,450	2,012
Discover Financial Services	252,602	3,905
		7,845
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 1.4%
Bank of America Corp.	397,700	$ 6,304
JPMorgan Chase & Co.	160,700	6,828
		13,132
Insurance - 5.1%
Arch Capital Group Ltd. (a)	63,000	4,400
Assurant, Inc.	154,646	4,728
Everest Re Group Ltd.	61,182	5,207
Genworth Financial, Inc. Class A (a)	473,100	5,095
Lincoln National Corp.	269,800	6,181
MBIA, Inc. (a)(c)	313,702	1,085
The Chubb Corp.	79,800	4,001
The First American Corp.	223,600	7,093
Unum Group	91,700	1,746
Validus Holdings Ltd.	178,742	4,737
XL Capital Ltd. Class A	208,512	3,818
		48,091
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	436,813	4,045
Corporate Office Properties Trust (SBI)	56,800	1,942
Developers Diversified Realty Corp.	280,189	2,836
Franklin Street Properties Corp.	42,400	479
Kite Realty Group Trust	412,400	1,307
U-Store-It Trust	154,873	1,008
Vornado Realty Trust	78,700	5,152
		16,769
Real Estate Management & Development - 2.2%
Avatar Holdings, Inc. (a)	52,900	809
CB Richard Ellis Group, Inc. Class A (a)	710,871	8,125
Forest City Enterprises, Inc. Class A	198,900	2,134
Forestar Group, Inc. (a)	147,784	2,741
Jones Lang LaSalle, Inc.	97,300	4,950
The St. Joe Co. (a)(c)	81,900	2,039
		20,798
TOTAL FINANCIALS		193,160
HEALTH CARE - 10.2%
Biotechnology - 1.0%
Biogen Idec, Inc. (a)	63,900	2,999
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clinical Data, Inc. (a)	46,200	$ 721
Genzyme Corp. (a)	65,500	3,321
OREXIGEN Therapeutics, Inc. (a)	319,900	2,134
		9,175
Health Care Equipment & Supplies - 3.7%
Beckman Coulter, Inc.	70,700	4,593
C. R. Bard, Inc.	78,000	6,412
Cooper Companies, Inc.	188,419	6,310
Covidien PLC	123,375	5,776
Hospira, Inc. (a)	100,800	4,733
Orthofix International NV (a)	94,517	2,859
Stryker Corp.	62,700	3,160
Syneron Medical Ltd. (a)	146,000	1,460
		35,303
Health Care Providers & Services - 3.0%
Aetna, Inc.	87,300	2,541
Brookdale Senior Living, Inc. (a)	203,493	3,170
CIGNA Corp.	177,200	5,685
Emeritus Corp. (a)(c)	356,066	5,569
Health Net, Inc. (a)	72,024	1,528
Henry Schein, Inc. (a)	87,558	4,348
Laboratory Corp. of America Holdings (a)	33,000	2,408
Universal Health Services, Inc. Class B	48,857	2,731
		27,980
Life Sciences Tools & Services - 0.7%
Life Technologies Corp. (a)	90,600	4,510
PerkinElmer, Inc.	135,700	2,561
		7,071
Pharmaceuticals - 1.8%
Ardea Biosciences, Inc. (a)	72,497	976
Cadence Pharmaceuticals, Inc. (a)	303,676	2,609
King Pharmaceuticals, Inc. (a)	384,358	4,547
Salix Pharmaceuticals Ltd. (a)	97,800	2,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,220
ViroPharma, Inc. (a)	347,900	2,630
XenoPort, Inc. (a)	28,700	473
		16,685
TOTAL HEALTH CARE		96,214
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.5%
Aerospace & Defense - 0.3%
GeoEye, Inc. (a)	87,757	$ 2,735
Building Products - 1.3%
Masco Corp.	407,800	5,538
Owens Corning (a)	280,211	6,621
		12,159
Commercial Services & Supplies - 1.6%
Cenveo, Inc. (a)	150,362	1,155
Cintas Corp.	51,200	1,438
Consolidated Graphics, Inc. (a)	120,094	3,543
R.R. Donnelley & Sons Co.	126,800	2,610
Republic Services, Inc.	200,390	5,651
Viad Corp.	15,700	290
		14,687
Construction & Engineering - 0.7%
Fluor Corp.	40,900	1,737
Granite Construction, Inc.	52,400	1,570
MYR Group, Inc. (a)	241,000	3,764
		7,071
Electrical Equipment - 0.3%
SunPower Corp. Class B (a)	162,000	2,895
Industrial Conglomerates - 0.7%
Rheinmetall AG	31,300	1,870
Textron, Inc.	255,037	5,113
		6,983
Machinery - 4.1%
AGCO Corp. (a)	83,900	2,543
Altra Holdings, Inc. (a)	145,530	1,637
Blount International, Inc. (a)	259,700	2,506
Commercial Vehicle Group, Inc. (a)	187,229	998
Cummins, Inc.	88,900	3,992
Deere & Co.	67,850	3,631
GEA Group AG	46,633	983
Ingersoll-Rand Co. Ltd.	154,500	5,465
Navistar International Corp. (a)	136,997	4,522
The Stanley Works	105,200	5,110
Timken Co.	126,200	3,113
Vallourec SA	22,874	3,826
		38,326
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	$ 2,425
Professional Services - 1.1%
Experian PLC	473,491	4,463
Monster Worldwide, Inc. (a)(c)	380,300	5,556
		10,019
Road & Rail - 1.9%
Con-way, Inc.	164,000	4,969
Contrans Income Fund	85,000	572
CSX Corp.	99,300	4,715
Saia, Inc. (a)	156,400	2,255
Union Pacific Corp.	89,500	5,662
		18,173
Trading Companies & Distributors - 0.0%
Yamazen Co. Ltd.	60,700	188
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	193,900	1,815
TOTAL INDUSTRIALS		117,476
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	339,800	2,990
Juniper Networks, Inc. (a)	167,900	4,387
		7,377
Computers & Peripherals - 0.4%
NCR Corp. (a)	354,794	3,339
Electronic Equipment & Components - 3.8%
Agilent Technologies, Inc. (a)	209,400	6,056
Anixter International, Inc. (a)	80,980	3,500
Avnet, Inc. (a)	265,261	7,228
Bell Microproducts, Inc. (a)	918,996	2,849
Digital China Holdings Ltd. (H Shares)	1,242,000	1,462
Ingram Micro, Inc. Class A (a)	383,077	6,508
Itron, Inc. (a)	43,470	2,643
Tyco Electronics Ltd.	230,175	5,342
Wasion Group Holdings Ltd.	554,000	473
		36,061
Internet Software & Services - 1.0%
Dice Holdings, Inc. (a)	109,526	589
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,390,022	$ 2,141
NetEase.com, Inc. sponsored ADR (a)	25,800	987
VeriSign, Inc. (a)	248,447	5,575
		9,292
IT Services - 1.3%
Accenture PLC Class A	27,400	1,124
Affiliated Computer Services, Inc. Class A (a)	81,200	4,482
Fidelity National Information Services, Inc.	226,030	5,108
Fiserv, Inc. (a)	16,000	740
Hewitt Associates, Inc. Class A (a)	23,545	946
		12,400
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV (NY Shares)	77,391	2,398
Atmel Corp. (a)	767,700	3,048
Lam Research Corp. (a)	216,653	7,364
LTX-Credence Corp. (a)	631,397	852
MEMC Electronic Materials, Inc. (a)	140,800	1,695
National Semiconductor Corp.	120,300	1,756
ON Semiconductor Corp. (a)	949,970	7,372
Verigy Ltd. (a)	192,227	1,999
		26,484
Software - 2.1%
Ariba, Inc. (a)	232,299	2,518
BMC Software, Inc. (a)	103,500	4,009
Epicor Software Corp. (a)	585,384	4,390
Gameloft (a)	609,570	3,038
Mentor Graphics Corp. (a)	298,824	2,202
Nintendo Co. Ltd.	3,900	954
Novell, Inc. (a)	579,000	2,264
		19,375
TOTAL INFORMATION TECHNOLOGY		114,328
MATERIALS - 7.7%
Chemicals - 4.3%
Albemarle Corp.	170,000	5,738
Calgon Carbon Corp. (a)	262,000	3,665
Celanese Corp. Class A	230,736	6,867
Dow Chemical Co.	94,300	2,620
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	326,300	$ 2,111
Solutia, Inc. (a)	689,160	7,422
Terra Industries, Inc.	66,836	2,579
W.R. Grace & Co. (a)	293,328	6,705
Wacker Chemie AG	15,371	2,530
		40,237
Construction Materials - 0.3%
HeidelbergCement AG	48,235	3,201
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	104,170	3,257
Rexam PLC	540,300	2,466
		5,723
Metals & Mining - 2.1%
Commercial Metals Co.	49,800	792
Compass Minerals International, Inc.	80,200	5,220
Freeport-McMoRan Copper & Gold, Inc.	22,500	1,863
Globe Specialty Metals, Inc.	101,400	848
Globe Specialty Metals, Inc. (Reg. S) (a)	360,745	3,016
Gulf Resources, Inc. (a)	65,437	588
Newcrest Mining Ltd.	209,723	7,066
		19,393
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	93,200	3,629
TOTAL MATERIALS		72,183
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	464,043	5,244
Qwest Communications International, Inc.	334,200	1,220
		6,464
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	767,300	2,847
TOTAL TELECOMMUNICATION SERVICES		9,311
UTILITIES - 3.8%
Electric Utilities - 1.5%
Allegheny Energy, Inc.	126,227	2,774
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
American Electric Power Co., Inc.	109,900	$ 3,538
Entergy Corp.	39,100	3,075
FirstEnergy Corp.	121,165	5,220
		14,607
Gas Utilities - 0.8%
Questar Corp.	139,800	5,546
Xinao Gas Holdings Ltd.	682,000	1,720
		7,266
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	337,000	4,293
Constellation Energy Group, Inc.	95,700	3,045
		7,338
Multi-Utilities - 0.7%
CMS Energy Corp.	437,800	6,234
TOTAL UTILITIES		35,445
TOTAL COMMON STOCKS (Cost $989,514)		931,814
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(d)	3,100	432
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Fiat SpA (a)	522,542	4,578
TOTAL PREFERRED STOCKS (Cost $4,925)		5,010
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 10	$ 8
8.25% 12/15/14	15	12
		20
TOTAL NONCONVERTIBLE BONDS (Cost $15)		20
Money Market Funds - 1.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $12,064)	12,063,541	12,064
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,006,518)		948,908
NET OTHER ASSETS - (0.9)%		(8,501)
NET ASSETS - 100%		$ 940,407
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $432,000 or 0.0% of net assets.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	398
Total	$ 403
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 164,934	$ 163,935	$ 999	$ -
Consumer Staples	49,703	49,703	-	-
Energy	84,070	83,638	432	-
Financials	193,160	192,651	509	-
Health Care	96,214	96,214	-	-
Industrials	117,476	117,288	188	-
Information Technology	114,328	113,374	954	-
Materials	72,183	72,183	-	-
Telecommunication Services	9,311	9,311	-	-
Utilities	35,445	35,445	-	-
Corporate Bonds	20	-	20	-
Money Market Funds	12,064	12,064	-	-
Total Investments in Securities:	$ 948,908	$ 945,806	$ 3,102	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.8%
Bermuda	2.6%
Ireland	1.3%
Canada	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $478,724,000 of which $291,514,000 and $187,210,000 will expire on November 30, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $5,664,000 of losses recognized during the period November 1, 2009 to November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $1,000 of currency losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $11,528) - See accompanying schedule: Unaffiliated issuers (cost $994,454)	$ 936,844
Fidelity Central Funds (cost $12,064)	12,064
Total Investments (cost $1,006,518)		$ 948,908
Receivable for investments sold		15,520
Receivable for fund shares sold		882
Dividends receivable		1,291
Interest receivable		1
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		5
Other receivables		23
Total assets		966,632

Liabilities
Payable to custodian bank	$ 3,119
Payable for investments purchased	7,443
Payable for fund shares redeemed	2,655
Accrued management fee	362
Distribution fees payable	257
Other affiliated payables	270
Other payables and accrued expenses	55
Collateral on securities loaned, at value	12,064
Total liabilities		26,225

Net Assets		$ 940,407
Net Assets consist of:
Paid in capital		$ 1,497,324
Distributions in excess of net investment income		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(499,309)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,607)
Net Assets		$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($206,378 ÷ 10,997 shares)	$ 18.77

Maximum offering price per share (100/94.25 of $18.77)	$ 19.92
Class T: Net Asset Value and redemption price per share ($339,324 ÷ 17,457 shares)	$ 19.44

Maximum offering price per share (100/96.50 of $19.44)	$ 20.15
Class B: Net Asset Value and offering price per share ($39,692 ÷ 2,271 shares)A	$ 17.48

Class C: Net Asset Value and offering price per share ($42,958 ÷ 2,485 shares)A	$ 17.29

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($237,172 ÷ 11,353 shares)	$ 20.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($26,654 ÷ 1,278 shares)	$ 20.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,229 ÷ 2,415 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,292
Interest		4
Income from Fidelity Central Funds		403
Total income		10,699

Expenses
Management fee Basic fee	$ 4,270
Performance adjustment	(1,477)
Transfer agent fees	2,333
Distribution fees	2,639
Accounting and security lending fees	296
Custodian fees and expenses	87
Independent trustees' compensation	6
Registration fees	117
Audit	67
Legal	3
Interest	2
Miscellaneous	18
Total expenses before reductions	8,361
Expense reductions	(80)	8,281
Net investment income (loss)		2,418
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(159,893)
Foreign currency transactions	(70)
Total net realized gain (loss)		(159,963)
Change in net unrealized appreciation (depreciation) on: Investment securities	504,479
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		504,549
Net gain (loss)		344,586
Net increase (decrease) in net assets resulting from operations		$ 347,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,418	$ 4,448
Net realized gain (loss)	(159,963)	(321,835)
Change in net unrealized appreciation (depreciation)	504,549	(518,931)
Net increase (decrease) in net assets resulting from operations	347,004	(836,318)
Distributions to shareholders from net investment income	(4,690)	-
Distributions to shareholders from net realized gain	-	(260,897)
Total distributions	(4,690)	(260,897)
Share transactions - net increase (decrease)	(45,798)	(125,302)
Total increase (decrease) in net assets	296,516	(1,222,517)

Net Assets
Beginning of period	643,891	1,866,408
End of period (including distributions in excess of net investment income of $1 and undistributed net investment income of $1,578, respectively)	$ 940,407	$ 643,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 30.67	$ 33.03	$ 35.39	$ 33.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.02	.06	.03
Net realized and unrealized gain (loss)	6.96	(14.37)	1.89	4.94	2.04
Total from investment operations	7.02	(14.27)	1.91	5.00	2.07
Distributions from net investment income	(.12)	-	-	(.01)	-
Distributions from net realized gain	-	(4.53)	(4.27)	(7.35)	(.26)
Total distributions	(.12)	(4.53)	(4.27)	(7.36)	(.26)
Net asset value, end of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Total Return A, B	59.70%	(54.45)%	6.46%	17.23%	6.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of fee waivers, if any	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of all reductions	1.02%	1.14%	1.15%	1.16%	1.13%
Net investment income (loss)	.39%	.45%	.07%	.20%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 206	$ 139	$ 355	$ 334	$ 312
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 31.48	$ 33.77	$ 36.06	$ 34.28
Income from Investment Operations
Net investment income (loss) C	.03	.06	(.04)	- G	(.03)
Net realized and unrealized gain (loss)	7.21	(14.84)	1.94	5.06	2.07
Total from investment operations	7.24	(14.78)	1.90	5.06	2.04
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	-	(4.45)	(4.19)	(7.35)	(.26)
Total distributions	(.05)	(4.45)	(4.19)	(7.35)	(.26)
Net asset value, end of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Total Return A, B	59.40%	(54.56)%	6.24%	17.03%	5.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of fee waivers, if any	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of all reductions	1.22%	1.32%	1.34%	1.34%	1.32%
Net investment income (loss)	.18%	.26%	(.12)%	.01%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 339	$ 253	$ 751	$ 827	$ 930
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 28.74	$ 31.17	$ 34.01	$ 32.54
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.18)	(.23)
Net realized and unrealized gain (loss)	6.50	(13.38)	1.78	4.69	1.96
Total from investment operations	6.45	(13.44)	1.57	4.51	1.73
Distributions from net realized gain	-	(4.27)	(4.00)	(7.35)	(.26)
Net asset value, end of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Total Return A, B	58.48%	(54.80)%	5.63%	16.29%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.94%	1.96%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.72)%	(.61)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 47	$ 175	$ 212	$ 244
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 28.51	$ 30.96	$ 33.83	$ 32.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.17)	(.23)
Net realized and unrealized gain (loss)	6.43	(13.24)	1.78	4.65	1.95
Total from investment operations	6.38	(13.30)	1.57	4.48	1.72
Distributions from net realized gain	-	(4.30)	(4.02)	(7.35)	(.26)
Net asset value, end of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Total Return A, B	58.48%	(54.80)%	5.66%	16.30%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.93%	1.94%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.71)%	(.59)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 32	$ 94	$ 99	$ 108
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 33.60	$ 35.77	$ 37.75	$ 35.71
Income from Investment Operations
Net investment income (loss) B	.11	.17	.12	.14	.14
Net realized and unrealized gain (loss)	7.73	(15.97)	2.06	5.34	2.16
Total from investment operations	7.84	(15.80)	2.18	5.48	2.30
Distributions from net investment income	(.16)	-	(.04)	(.11)	-
Distributions from net realized gain	-	(4.59)	(4.31)	(7.35)	(.26)
Total distributions	(.16)	(4.59)	(4.35)	(7.46)	(.26)
Net asset value, end of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Total Return A	60.05%	(54.35)%	6.78%	17.52%	6.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.89%	.89%	.93%	.89%
Expenses net of fee waivers, if any	.78%	.89%	.89%	.93%	.89%
Expenses net of all reductions	.77%	.88%	.87%	.91%	.83%
Net investment income (loss)	.64%	.70%	.35%	.44%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 122	$ 407	$ 216	$ 171
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	7.70	(13.81)
Total from investment operations	7.86	(13.69)
Distributions from net investment income	(.23)	-
Net asset value, end of period	$ 20.86	$ 13.23
Total Return B, C	60.52%	(50.85)%
Ratios to Average Net Assets E, H
Expenses before reductions	.51%	.65% A
Expenses net of fee waivers, if any	.51%	.65% A
Expenses net of all reductions	.49%	.64% A
Net investment income (loss)	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 5
Portfolio turnover rate F	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 32.43	$ 34.69	$ 36.82	$ 34.80
Income from Investment Operations
Net investment income (loss) B	.11	.18	.14	.18	.17
Net realized and unrealized gain (loss)	7.38	(15.31)	1.98	5.19	2.11
Total from investment operations	7.49	(15.13)	2.12	5.37	2.28
Distributions from net investment income	(.19)	-	(.07)	(.15)	-
Distributions from net realized gain	-	(4.63)	(4.31)	(7.35)	(.26)
Total distributions	(.19)	(4.63)	(4.38)	(7.50)	(.26)
Net asset value, end of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Total Return A	60.08%	(54.29)%	6.82%	17.70%	6.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.80%	.83%	.79%	.80%
Expenses net of fee waivers, if any	.70%	.80%	.83%	.79%	.80%
Expenses net of all reductions	.69%	.79%	.82%	.78%	.74%
Net investment income (loss)	.71%	.79%	.40%	.57%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 48	$ 45	$ 85	$ 81	$ 109
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Fidelity Value Strategies Fund Class K, the Fund began offering conversion privileges between Fidelity Value Strategies Fund and Fidelity Value Strategies Fund Class K to eligible shareholders of Fidelity Value Strategies Fund. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investment's is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,901
Gross unrealized depreciation	(159,082)
Net unrealized appreciation (depreciation)	$ (73,181)

Tax Cost	$ 1,022,089

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (478,724)
Net unrealized appreciation (depreciation)	$ (73,179)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,690	$ 162,910
Long-term Capital Gains	-	97,987
Total	$ 4,690	$ 260,897

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,218,006 and $1,263,679, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Strategies Fund, as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. The Fund's performance period began October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 417	$ 4
Class T	.25%	.25%	1,451	8
Class B	.75%	.25%	408	306
Class C	.75%	.25%	363	20
			$ 2,639	$ 338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23
Class T	12
Class B*	52
Class C*	1
$ 88

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 559.33
Class T	840.29
Class B	135.33
Class C	560.33
Fidelity Value Strategies Fund	122.33
Fidelity Value Strategies Fund Class K	8.06
Institutional Class	109.26
	$ 2,333

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,726.40%		$ 2

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,358	$ -
Class T	1,110	-
Fidelity Value Strategies Fund	1,454	-
Fidelity Value Strategies Fund Class K	93	-
Institutional Class	675	-
Total	$ 4,690	$ -
From net realized gain
Class A	$ -	$ 51,999
Class T	-	105,019
Class B	-	25,669
Class C	-	14,150
Fidelity Value Strategies Fund	-	52,334
Fidelity Value Strategies Fund Class K	-	-
Institutional Class	-	11,726
Total	$ -	$ 260,897

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class A
Shares sold	3,224	3,023	$ 46,221	$ 64,823
Reinvestment of distributions	111	1,948	1,293	49,927
Shares redeemed	(4,033)	(4,836)	(57,211)	(105,361)
Net increase (decrease)	(698)	135	$ (9,697)	$ 9,389
Class T
Shares sold	3,435	2,646	$ 50,815	$ 58,699
Reinvestment of distributions	85	3,696	1,034	97,977
Shares redeemed	(6,709)	(9,540)	(98,956)	(213,568)
Net increase (decrease)	(3,189)	(3,198)	$ (47,107)	$ (56,892)
Class B
Shares sold	187	225	$ 2,407	$ 4,649
Reinvestment of distributions	-	997	-	23,923
Shares redeemed	(2,212)	(3,008)	(27,839)	(59,753)
Net increase (decrease)	(2,025)	(1,786)	$ (25,432)	$ (31,181)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class C
Shares sold	325	351	$ 4,318	$ 7,076
Reinvestment of distributions	-	548	-	13,010
Shares redeemed	(804)	(1,248)	(10,375)	(24,494)
Net increase (decrease)	(479)	(349)	$ (6,057)	$ (4,408)
Fidelity Value Strategies Fund
Shares sold	6,464	2,895	$ 114,372	$ 69,030
Conversion to Fidelity Value Strategies Fund Class K	(570)	(442)	(10,835)	(9,969)
Reinvestment of distributions	109	1,772	1,410	50,429
Shares redeemed	(3,891)	(7,099)	(65,772)	(183,412)
Net increase (decrease)	2,112	(2,874)	$ 39,175	$ (73,922)
Fidelity Value Strategies Fund Class K
Shares sold	619	32	$ 11,412	$ 548
Conversion from Fidelity Value Strategies Fund	570	441	10,835	9,969
Reinvestment of distributions	7	-	93	-
Shares redeemed	(314)	(77)	(5,766)	(1,244)
Net increase (decrease)	882	396	$ 16,574	$ 9,273
Institutional Class
Shares sold	718	1,550	$ 10,860	$ 33,396
Reinvestment of distributions	53	399	652	10,889
Shares redeemed	(1,911)	(1,011)	(24,766)	(21,846)
Net increase (decrease)	(1,140)	938	$ (13,254)	$ 22,439

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are for the period December 1, 2008 through August 31, 2009.

B Share transactions for Fidelity Value Strategies Fund Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002- 2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class designates 54% of the dividends distributed in December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

Initial Class 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Value Strategies Fund (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity Value Strategies (retail class), and Class K ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited.

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SOI-UANN-0110
1.786703.106

(Fidelity Investment logo)(registered trademark)
Fidelity Value Strategies Fund
Class K
(A Class of Fidelity® Advisor Value
Strategies Fund)

Annual Report

November 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund Class K A	60.52%	-0.39%	5.45%

A The initial offering of Fidelity Value Strategies Fund Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund Class K on November 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Fidelity Value Strategies Fund Class K took place on May 9, 2008. See above for additional information regarding the performance of Fidelity Value Strategies Fund Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After a dismal three-month start, U.S. stocks saw marked improvement for the remainder of the 12-month period ending November 30, 2009. Early in the period, domestic equities were hampered by the effects of the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and bleak corporate earnings reports. By March, however, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors began to favor riskier assets, reversing the flight to quality seen earlier in the period. During this time, corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. By November 30, the Standard & Poor's 500SM Index had returned 25.39% for the year, including a 20% gain in the final half of the period. Additionally, all 10 S&P 500® market sectors managed to produce positive results, with most sectors posting solid double-digit gains. The technology-heavy Nasdaq Composite® Index soared 41.07% for the year, boasting the best return among the major domestic equity indexes. Meanwhile, the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of U.S. stocks - climbed 27.19%, and the blue-chip-laden Dow Jones Industrial AverageSM rose 21.05%.

Comments from Matthew Friedman, Portfolio Manager of Fidelity Value Strategies Fund: During the year the fund's Class K shares rose 60.52%, strongly outpacing the 33.75% gain of the Russell Midcap® Value Index. The largest boost to performance came from stock selection in materials, including stakes in chemical manufacturers W.R. Grace & Co. and Celanese. My positioning in financials further aided performance, including little or no exposure to insurance brokers Aon and Marsh & McLennan. Overweighting consumer discretionary and technology also helped, as did underweighting utilities and owning some big gainers within industrials. Other meaningful contributors were nuclear-waste cleaner EnergySolutions, assisted-living center Emeritus, ON Semiconductor, Darden Restaurants, Norwegian salmon farmer Marine Harvest, PNC Financial Services and ProLogis, a real estate investment trust (REIT). Conversely, the fund suffered the most from not owning strong-performing automaker and index component Ford Motor. Some poor choices in financials hurt as well, notably State Street and Bank of America. Other disappointments included Allegheny Energy, Indian outsourcing giant Satyam Computer Services and cash-machine maker NCR. Several stocks I've mentioned were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 to November 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,250.50	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,019.40	$ 5.72
Class T	1.31%
Actual		$ 1,000.00	$ 1,249.40	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.91%
Actual		$ 1,000.00	$ 1,245.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,015.49	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,245.70	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Fidelity Value Strategies Fund	.86%
Actual		$ 1,000.00	$ 1,251.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36
Fidelity Value Strategies Fund Class K	.55%
Actual		$ 1,000.00	$ 1,253.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,022.31	$ 2.79
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,252.00	$ 4.46
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PNC Financial Services Group, Inc.	1.1	1.3
Wells Fargo & Co.	1.0	1.3
Southwestern Energy Co.	0.9	0.2
CB Richard Ellis Group, Inc. Class A	0.9	0.6
Plains Exploration & Production Co.	0.8	0.4
Whirlpool Corp.	0.8	0.7
U.S. Bancorp, Delaware	0.8	0.3
Solutia, Inc.	0.8	0.5
ON Semiconductor Corp.	0.8	1.1
Lam Research Corp.	0.8	0.7
	8.7
Top Five Market Sectors as of November 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	20.0
Consumer Discretionary	17.5	20.6
Industrials	12.5	13.6
Information Technology	12.2	13.4
Health Care	10.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2009 *		As of May 31, 2009 **
	Stocks 99.6%		Stocks 99.0%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.0%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	12.2%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.6%
Autoliv, Inc.	67,900	$ 2,757
BorgWarner, Inc.	89,300	2,698
Johnson Controls, Inc.	145,600	3,938
Tenneco, Inc. (a)	52,400	756
The Goodyear Tire & Rubber Co. (a)	339,680	4,657
		14,806
Automobiles - 0.6%
Harley-Davidson, Inc.	134,700	3,925
Thor Industries, Inc.	78,200	2,225
		6,150
Diversified Consumer Services - 0.5%
H&R Block, Inc.	222,000	4,507
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	81,600	1,418
Brinker International, Inc.	187,708	2,590
Denny's Corp. (a)	594,200	1,361
DineEquity, Inc.	55,100	1,174
McCormick & Schmick's Seafood Restaurants (a)	297,546	1,842
Starwood Hotels & Resorts Worldwide, Inc.	140,287	4,492
Vail Resorts, Inc. (a)	66,706	2,588
WMS Industries, Inc. (a)	115,600	4,495
Wyndham Worldwide Corp.	394,800	7,331
		27,291
Household Durables - 3.5%
Black & Decker Corp.	89,500	5,432
Ethan Allen Interiors, Inc. (c)	133,630	1,551
KB Home	201,300	2,728
Lennar Corp. Class A	197,400	2,501
Mohawk Industries, Inc. (a)	71,100	2,921
Newell Rubbermaid, Inc.	180,100	2,613
Pulte Homes, Inc.	787,825	7,201
Stanley Furniture Co., Inc.	13,515	100
Whirlpool Corp.	103,925	7,707
		32,754
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	462,000	4,916
Leisure Equipment & Products - 0.1%
Brunswick Corp.	132,600	1,331
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.4%
Cablevision Systems Corp. - NY Group Class A	207,671	$ 5,196
DISH Network Corp. Class A	199,785	4,138
John Wiley & Sons, Inc. Class A	33,338	1,249
Jupiter Telecommunications Co.	1,062	999
Liberty Global, Inc. Class A (a)	54,150	1,045
McGraw-Hill Companies, Inc.	223,601	6,699
Time Warner Cable, Inc.	63,100	2,643
United Business Media Ltd.	37,500	269
		22,238
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	141,200	5,549
Asbury Automotive Group, Inc. (a)	441,785	4,709
Big 5 Sporting Goods Corp.	115,100	1,881
Casual Male Retail Group, Inc. (a)	392,445	1,024
Gymboree Corp. (a)	75,200	3,002
Jos. A. Bank Clothiers, Inc. (a)(c)	61,058	2,492
Lowe's Companies, Inc.	143,000	3,119
MarineMax, Inc. (a)	326,400	2,285
OfficeMax, Inc. (a)	424,300	4,489
RadioShack Corp.	61,700	1,164
Sonic Automotive, Inc. Class A (sub. vtg.) (c)	276,166	2,444
Staples, Inc.	200,600	4,678
Zale Corp. (a)	299,456	1,407
		38,243
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	251,900	6,048
Iconix Brand Group, Inc. (a)	184,000	2,072
		8,120
TOTAL CONSUMER DISCRETIONARY		160,356
CONSUMER STAPLES - 5.3%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	63,631	3,176
Constellation Brands, Inc. Class A (sub. vtg.) (a)	264,800	4,531
Dr Pepper Snapple Group, Inc.	158,000	4,138
		11,845
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	83,200	2,888
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
CVS Caremark Corp.	156,900	$ 4,865
Safeway, Inc.	254,700	5,731
Winn-Dixie Stores, Inc. (a)	234,479	2,528
		16,012
Food Products - 1.1%
Bunge Ltd.	81,400	5,039
Ralcorp Holdings, Inc. (a)	99,800	5,780
		10,819
Household Products - 0.3%
Energizer Holdings, Inc. (a)	43,800	2,468
Personal Products - 0.5%
Avon Products, Inc.	138,900	4,757
Tobacco - 0.4%
Lorillard, Inc.	48,800	3,802
TOTAL CONSUMER STAPLES		49,703
ENERGY - 8.9%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	116,500	4,746
Exterran Holdings, Inc. (a)	70,464	1,476
Helmerich & Payne, Inc.	83,600	3,139
Nabors Industries Ltd. (a)	125,500	2,592
Patterson-UTI Energy, Inc.	157,500	2,424
Pride International, Inc. (a)	86,300	2,730
Smith International, Inc.	181,824	4,942
Weatherford International Ltd. (a)	225,300	3,763
		25,812
Oil, Gas & Consumable Fuels - 6.2%
Arch Coal, Inc.	117,700	2,455
Arena Resources, Inc. (a)	27,400	1,120
Chesapeake Energy Corp.	151,200	3,617
Concho Resources, Inc. (a)	33,800	1,382
Denbury Resources, Inc. (a)	544,358	7,224
EXCO Resources, Inc.	132,568	2,243
PetroBakken Energy Ltd. Class A	32,250	921
Petrobank Energy & Resources Ltd. (a)	11,400	543
Petrohawk Energy Corp. (a)	310,630	6,939
Plains Exploration & Production Co. (a)	284,200	7,733
Range Resources Corp.	100,355	4,730
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SandRidge Energy, Inc. (a)(c)	183,880	$ 1,725
Southwestern Energy Co. (a)	197,400	8,678
Suncor Energy, Inc.	73,200	2,628
Ultra Petroleum Corp. (a)	125,300	5,888
		57,826
TOTAL ENERGY		83,638
FINANCIALS - 20.5%
Capital Markets - 2.5%
Charles Schwab Corp.	142,000	2,603
GCA Savvian Group Corp.	403	509
Morgan Stanley	138,000	4,358
Northern Trust Corp.	135,200	6,692
optionsXpress Holdings, Inc.	88,800	1,359
State Street Corp.	165,100	6,819
TD Ameritrade Holding Corp. (a)	73,100	1,436
		23,776
Commercial Banks - 6.7%
Associated Banc-Corp.	389,900	4,421
CapitalSource, Inc.	1,138,324	4,178
China Citic Bank Corp. Ltd. Class H	2,671,000	2,206
Comerica, Inc.	173,700	4,945
Huntington Bancshares, Inc.	1,301,700	4,972
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	307,660	1,689
PNC Financial Services Group, Inc.	185,700	10,585
Regions Financial Corp.	714,733	4,188
SVB Financial Group (a)	72,715	2,753
U.S. Bancorp, Delaware	316,284	7,632
Wells Fargo & Co.	325,974	9,140
Wilmington Trust Corp., Delaware (c)	492,286	6,040
		62,749
Consumer Finance - 0.8%
American Express Co.	46,100	1,928
Capital One Financial Corp.	52,450	2,012
Discover Financial Services	252,602	3,905
		7,845
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 1.4%
Bank of America Corp.	397,700	$ 6,304
JPMorgan Chase & Co.	160,700	6,828
		13,132
Insurance - 5.1%
Arch Capital Group Ltd. (a)	63,000	4,400
Assurant, Inc.	154,646	4,728
Everest Re Group Ltd.	61,182	5,207
Genworth Financial, Inc. Class A (a)	473,100	5,095
Lincoln National Corp.	269,800	6,181
MBIA, Inc. (a)(c)	313,702	1,085
The Chubb Corp.	79,800	4,001
The First American Corp.	223,600	7,093
Unum Group	91,700	1,746
Validus Holdings Ltd.	178,742	4,737
XL Capital Ltd. Class A	208,512	3,818
		48,091
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	436,813	4,045
Corporate Office Properties Trust (SBI)	56,800	1,942
Developers Diversified Realty Corp.	280,189	2,836
Franklin Street Properties Corp.	42,400	479
Kite Realty Group Trust	412,400	1,307
U-Store-It Trust	154,873	1,008
Vornado Realty Trust	78,700	5,152
		16,769
Real Estate Management & Development - 2.2%
Avatar Holdings, Inc. (a)	52,900	809
CB Richard Ellis Group, Inc. Class A (a)	710,871	8,125
Forest City Enterprises, Inc. Class A	198,900	2,134
Forestar Group, Inc. (a)	147,784	2,741
Jones Lang LaSalle, Inc.	97,300	4,950
The St. Joe Co. (a)(c)	81,900	2,039
		20,798
TOTAL FINANCIALS		193,160
HEALTH CARE - 10.2%
Biotechnology - 1.0%
Biogen Idec, Inc. (a)	63,900	2,999
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clinical Data, Inc. (a)	46,200	$ 721
Genzyme Corp. (a)	65,500	3,321
OREXIGEN Therapeutics, Inc. (a)	319,900	2,134
		9,175
Health Care Equipment & Supplies - 3.7%
Beckman Coulter, Inc.	70,700	4,593
C. R. Bard, Inc.	78,000	6,412
Cooper Companies, Inc.	188,419	6,310
Covidien PLC	123,375	5,776
Hospira, Inc. (a)	100,800	4,733
Orthofix International NV (a)	94,517	2,859
Stryker Corp.	62,700	3,160
Syneron Medical Ltd. (a)	146,000	1,460
		35,303
Health Care Providers & Services - 3.0%
Aetna, Inc.	87,300	2,541
Brookdale Senior Living, Inc. (a)	203,493	3,170
CIGNA Corp.	177,200	5,685
Emeritus Corp. (a)(c)	356,066	5,569
Health Net, Inc. (a)	72,024	1,528
Henry Schein, Inc. (a)	87,558	4,348
Laboratory Corp. of America Holdings (a)	33,000	2,408
Universal Health Services, Inc. Class B	48,857	2,731
		27,980
Life Sciences Tools & Services - 0.7%
Life Technologies Corp. (a)	90,600	4,510
PerkinElmer, Inc.	135,700	2,561
		7,071
Pharmaceuticals - 1.8%
Ardea Biosciences, Inc. (a)	72,497	976
Cadence Pharmaceuticals, Inc. (a)	303,676	2,609
King Pharmaceuticals, Inc. (a)	384,358	4,547
Salix Pharmaceuticals Ltd. (a)	97,800	2,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,220
ViroPharma, Inc. (a)	347,900	2,630
XenoPort, Inc. (a)	28,700	473
		16,685
TOTAL HEALTH CARE		96,214
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.5%
Aerospace & Defense - 0.3%
GeoEye, Inc. (a)	87,757	$ 2,735
Building Products - 1.3%
Masco Corp.	407,800	5,538
Owens Corning (a)	280,211	6,621
		12,159
Commercial Services & Supplies - 1.6%
Cenveo, Inc. (a)	150,362	1,155
Cintas Corp.	51,200	1,438
Consolidated Graphics, Inc. (a)	120,094	3,543
R.R. Donnelley & Sons Co.	126,800	2,610
Republic Services, Inc.	200,390	5,651
Viad Corp.	15,700	290
		14,687
Construction & Engineering - 0.7%
Fluor Corp.	40,900	1,737
Granite Construction, Inc.	52,400	1,570
MYR Group, Inc. (a)	241,000	3,764
		7,071
Electrical Equipment - 0.3%
SunPower Corp. Class B (a)	162,000	2,895
Industrial Conglomerates - 0.7%
Rheinmetall AG	31,300	1,870
Textron, Inc.	255,037	5,113
		6,983
Machinery - 4.1%
AGCO Corp. (a)	83,900	2,543
Altra Holdings, Inc. (a)	145,530	1,637
Blount International, Inc. (a)	259,700	2,506
Commercial Vehicle Group, Inc. (a)	187,229	998
Cummins, Inc.	88,900	3,992
Deere & Co.	67,850	3,631
GEA Group AG	46,633	983
Ingersoll-Rand Co. Ltd.	154,500	5,465
Navistar International Corp. (a)	136,997	4,522
The Stanley Works	105,200	5,110
Timken Co.	126,200	3,113
Vallourec SA	22,874	3,826
		38,326
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	$ 2,425
Professional Services - 1.1%
Experian PLC	473,491	4,463
Monster Worldwide, Inc. (a)(c)	380,300	5,556
		10,019
Road & Rail - 1.9%
Con-way, Inc.	164,000	4,969
Contrans Income Fund	85,000	572
CSX Corp.	99,300	4,715
Saia, Inc. (a)	156,400	2,255
Union Pacific Corp.	89,500	5,662
		18,173
Trading Companies & Distributors - 0.0%
Yamazen Co. Ltd.	60,700	188
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	193,900	1,815
TOTAL INDUSTRIALS		117,476
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	339,800	2,990
Juniper Networks, Inc. (a)	167,900	4,387
		7,377
Computers & Peripherals - 0.4%
NCR Corp. (a)	354,794	3,339
Electronic Equipment & Components - 3.8%
Agilent Technologies, Inc. (a)	209,400	6,056
Anixter International, Inc. (a)	80,980	3,500
Avnet, Inc. (a)	265,261	7,228
Bell Microproducts, Inc. (a)	918,996	2,849
Digital China Holdings Ltd. (H Shares)	1,242,000	1,462
Ingram Micro, Inc. Class A (a)	383,077	6,508
Itron, Inc. (a)	43,470	2,643
Tyco Electronics Ltd.	230,175	5,342
Wasion Group Holdings Ltd.	554,000	473
		36,061
Internet Software & Services - 1.0%
Dice Holdings, Inc. (a)	109,526	589
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Move, Inc. (a)	1,390,022	$ 2,141
NetEase.com, Inc. sponsored ADR (a)	25,800	987
VeriSign, Inc. (a)	248,447	5,575
		9,292
IT Services - 1.3%
Accenture PLC Class A	27,400	1,124
Affiliated Computer Services, Inc. Class A (a)	81,200	4,482
Fidelity National Information Services, Inc.	226,030	5,108
Fiserv, Inc. (a)	16,000	740
Hewitt Associates, Inc. Class A (a)	23,545	946
		12,400
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV (NY Shares)	77,391	2,398
Atmel Corp. (a)	767,700	3,048
Lam Research Corp. (a)	216,653	7,364
LTX-Credence Corp. (a)	631,397	852
MEMC Electronic Materials, Inc. (a)	140,800	1,695
National Semiconductor Corp.	120,300	1,756
ON Semiconductor Corp. (a)	949,970	7,372
Verigy Ltd. (a)	192,227	1,999
		26,484
Software - 2.1%
Ariba, Inc. (a)	232,299	2,518
BMC Software, Inc. (a)	103,500	4,009
Epicor Software Corp. (a)	585,384	4,390
Gameloft (a)	609,570	3,038
Mentor Graphics Corp. (a)	298,824	2,202
Nintendo Co. Ltd.	3,900	954
Novell, Inc. (a)	579,000	2,264
		19,375
TOTAL INFORMATION TECHNOLOGY		114,328
MATERIALS - 7.7%
Chemicals - 4.3%
Albemarle Corp.	170,000	5,738
Calgon Carbon Corp. (a)	262,000	3,665
Celanese Corp. Class A	230,736	6,867
Dow Chemical Co.	94,300	2,620
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	326,300	$ 2,111
Solutia, Inc. (a)	689,160	7,422
Terra Industries, Inc.	66,836	2,579
W.R. Grace & Co. (a)	293,328	6,705
Wacker Chemie AG	15,371	2,530
		40,237
Construction Materials - 0.3%
HeidelbergCement AG	48,235	3,201
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	104,170	3,257
Rexam PLC	540,300	2,466
		5,723
Metals & Mining - 2.1%
Commercial Metals Co.	49,800	792
Compass Minerals International, Inc.	80,200	5,220
Freeport-McMoRan Copper & Gold, Inc.	22,500	1,863
Globe Specialty Metals, Inc.	101,400	848
Globe Specialty Metals, Inc. (Reg. S) (a)	360,745	3,016
Gulf Resources, Inc. (a)	65,437	588
Newcrest Mining Ltd.	209,723	7,066
		19,393
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	93,200	3,629
TOTAL MATERIALS		72,183
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	464,043	5,244
Qwest Communications International, Inc.	334,200	1,220
		6,464
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	767,300	2,847
TOTAL TELECOMMUNICATION SERVICES		9,311
UTILITIES - 3.8%
Electric Utilities - 1.5%
Allegheny Energy, Inc.	126,227	2,774
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
American Electric Power Co., Inc.	109,900	$ 3,538
Entergy Corp.	39,100	3,075
FirstEnergy Corp.	121,165	5,220
		14,607
Gas Utilities - 0.8%
Questar Corp.	139,800	5,546
Xinao Gas Holdings Ltd.	682,000	1,720
		7,266
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	337,000	4,293
Constellation Energy Group, Inc.	95,700	3,045
		7,338
Multi-Utilities - 0.7%
CMS Energy Corp.	437,800	6,234
TOTAL UTILITIES		35,445
TOTAL COMMON STOCKS (Cost $989,514)		931,814
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(d)	3,100	432
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Fiat SpA (a)	522,542	4,578
TOTAL PREFERRED STOCKS (Cost $4,925)		5,010
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 10	$ 8
8.25% 12/15/14	15	12
		20
TOTAL NONCONVERTIBLE BONDS (Cost $15)		20
Money Market Funds - 1.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(e) (Cost $12,064)	12,063,541	12,064
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,006,518)		948,908
NET OTHER ASSETS - (0.9)%		(8,501)
NET ASSETS - 100%		$ 940,407
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $432,000 or 0.0% of net assets.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5
Fidelity Securities Lending Cash Central Fund	398
Total	$ 403
Other Information

The following is a summary of the inputs used, as of November 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 164,934	$ 163,935	$ 999	$ -
Consumer Staples	49,703	49,703	-	-
Energy	84,070	83,638	432	-
Financials	193,160	192,651	509	-
Health Care	96,214	96,214	-	-
Industrials	117,476	117,288	188	-
Information Technology	114,328	113,374	954	-
Materials	72,183	72,183	-	-
Telecommunication Services	9,311	9,311	-	-
Utilities	35,445	35,445	-	-
Corporate Bonds	20	-	20	-
Money Market Funds	12,064	12,064	-	-
Total Investments in Securities:	$ 948,908	$ 945,806	$ 3,102	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.8%
Bermuda	2.6%
Ireland	1.3%
Canada	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At November 30, 2009, the fund had a capital loss carryforward of approximately $478,724,000 of which $291,514,000 and $187,210,000 will expire on November 30, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $5,664,000 of losses recognized during the period November 1, 2009 to November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2010 approximately $1,000 of currency losses recognized during the period November 1, 2009 to November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2009

Assets
Investment in securities, at value (including securities loaned of $11,528) - See accompanying schedule: Unaffiliated issuers (cost $994,454)	$ 936,844
Fidelity Central Funds (cost $12,064)	12,064
Total Investments (cost $1,006,518)		$ 948,908
Receivable for investments sold		15,520
Receivable for fund shares sold		882
Dividends receivable		1,291
Interest receivable		1
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		5
Other receivables		23
Total assets		966,632

Liabilities
Payable to custodian bank	$ 3,119
Payable for investments purchased	7,443
Payable for fund shares redeemed	2,655
Accrued management fee	362
Distribution fees payable	257
Other affiliated payables	270
Other payables and accrued expenses	55
Collateral on securities loaned, at value	12,064
Total liabilities		26,225

Net Assets		$ 940,407
Net Assets consist of:
Paid in capital		$ 1,497,324
Distributions in excess of net investment income		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(499,309)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,607)
Net Assets		$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($206,378 ÷ 10,997 shares)	$ 18.77

Maximum offering price per share (100/94.25 of $18.77)	$ 19.92
Class T: Net Asset Value and redemption price per share ($339,324 ÷ 17,457 shares)	$ 19.44

Maximum offering price per share (100/96.50 of $19.44)	$ 20.15
Class B: Net Asset Value and offering price per share ($39,692 ÷ 2,271 shares)A	$ 17.48

Class C: Net Asset Value and offering price per share ($42,958 ÷ 2,485 shares)A	$ 17.29

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($237,172 ÷ 11,353 shares)	$ 20.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($26,654 ÷ 1,278 shares)	$ 20.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,229 ÷ 2,415 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2009

Investment Income
Dividends		$ 10,292
Interest		4
Income from Fidelity Central Funds		403
Total income		10,699

Expenses
Management fee Basic fee	$ 4,270
Performance adjustment	(1,477)
Transfer agent fees	2,333
Distribution fees	2,639
Accounting and security lending fees	296
Custodian fees and expenses	87
Independent trustees' compensation	6
Registration fees	117
Audit	67
Legal	3
Interest	2
Miscellaneous	18
Total expenses before reductions	8,361
Expense reductions	(80)	8,281
Net investment income (loss)		2,418
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(159,893)
Foreign currency transactions	(70)
Total net realized gain (loss)		(159,963)
Change in net unrealized appreciation (depreciation) on: Investment securities	504,479
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		504,549
Net gain (loss)		344,586
Net increase (decrease) in net assets resulting from operations		$ 347,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2009	Year ended November 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,418	$ 4,448
Net realized gain (loss)	(159,963)	(321,835)
Change in net unrealized appreciation (depreciation)	504,549	(518,931)
Net increase (decrease) in net assets resulting from operations	347,004	(836,318)
Distributions to shareholders from net investment income	(4,690)	-
Distributions to shareholders from net realized gain	-	(260,897)
Total distributions	(4,690)	(260,897)
Share transactions - net increase (decrease)	(45,798)	(125,302)
Total increase (decrease) in net assets	296,516	(1,222,517)

Net Assets
Beginning of period	643,891	1,866,408
End of period (including distributions in excess of net investment income of $1 and undistributed net investment income of $1,578, respectively)	$ 940,407	$ 643,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 30.67	$ 33.03	$ 35.39	$ 33.58
Income from Investment Operations
Net investment income (loss) C	.06	.10	.02	.06	.03
Net realized and unrealized gain (loss)	6.96	(14.37)	1.89	4.94	2.04
Total from investment operations	7.02	(14.27)	1.91	5.00	2.07
Distributions from net investment income	(.12)	-	-	(.01)	-
Distributions from net realized gain	-	(4.53)	(4.27)	(7.35)	(.26)
Total distributions	(.12)	(4.53)	(4.27)	(7.36)	(.26)
Net asset value, end of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Total Return A, B	59.70%	(54.45)%	6.46%	17.23%	6.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of fee waivers, if any	1.03%	1.14%	1.16%	1.17%	1.19%
Expenses net of all reductions	1.02%	1.14%	1.15%	1.16%	1.13%
Net investment income (loss)	.39%	.45%	.07%	.20%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 206	$ 139	$ 355	$ 334	$ 312
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 31.48	$ 33.77	$ 36.06	$ 34.28
Income from Investment Operations
Net investment income (loss) C	.03	.06	(.04)	- G	(.03)
Net realized and unrealized gain (loss)	7.21	(14.84)	1.94	5.06	2.07
Total from investment operations	7.24	(14.78)	1.90	5.06	2.04
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	-	(4.45)	(4.19)	(7.35)	(.26)
Total distributions	(.05)	(4.45)	(4.19)	(7.35)	(.26)
Net asset value, end of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Total Return A, B	59.40%	(54.56)%	6.24%	17.03%	5.97%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of fee waivers, if any	1.24%	1.33%	1.35%	1.35%	1.37%
Expenses net of all reductions	1.22%	1.32%	1.34%	1.34%	1.32%
Net investment income (loss)	.18%	.26%	(.12)%	.01%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 339	$ 253	$ 751	$ 827	$ 930
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 28.74	$ 31.17	$ 34.01	$ 32.54
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.18)	(.23)
Net realized and unrealized gain (loss)	6.50	(13.38)	1.78	4.69	1.96
Total from investment operations	6.45	(13.44)	1.57	4.51	1.73
Distributions from net realized gain	-	(4.27)	(4.00)	(7.35)	(.26)
Net asset value, end of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Total Return A, B	58.48%	(54.80)%	5.63%	16.29%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.94%	1.96%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.72)%	(.61)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 47	$ 175	$ 212	$ 244
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 28.51	$ 30.96	$ 33.83	$ 32.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.21)	(.17)	(.23)
Net realized and unrealized gain (loss)	6.43	(13.24)	1.78	4.65	1.95
Total from investment operations	6.38	(13.30)	1.57	4.48	1.72
Distributions from net realized gain	-	(4.30)	(4.02)	(7.35)	(.26)
Net asset value, end of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Total Return A, B	58.48%	(54.80)%	5.66%	16.30%	5.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of fee waivers, if any	1.78%	1.90%	1.94%	1.95%	1.98%
Expenses net of all reductions	1.77%	1.89%	1.93%	1.94%	1.93%
Net investment income (loss)	(.36)%	(.31)%	(.71)%	(.59)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 32	$ 94	$ 99	$ 108
Portfolio turnover rate E	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 33.60	$ 35.77	$ 37.75	$ 35.71
Income from Investment Operations
Net investment income (loss) B	.11	.17	.12	.14	.14
Net realized and unrealized gain (loss)	7.73	(15.97)	2.06	5.34	2.16
Total from investment operations	7.84	(15.80)	2.18	5.48	2.30
Distributions from net investment income	(.16)	-	(.04)	(.11)	-
Distributions from net realized gain	-	(4.59)	(4.31)	(7.35)	(.26)
Total distributions	(.16)	(4.59)	(4.35)	(7.46)	(.26)
Net asset value, end of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Total Return A	60.05%	(54.35)%	6.78%	17.52%	6.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.89%	.89%	.93%	.89%
Expenses net of fee waivers, if any	.78%	.89%	.89%	.93%	.89%
Expenses net of all reductions	.77%	.88%	.87%	.91%	.83%
Net investment income (loss)	.64%	.70%	.35%	.44%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 122	$ 407	$ 216	$ 171
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.16	.12
Net realized and unrealized gain (loss)	7.70	(13.81)
Total from investment operations	7.86	(13.69)
Distributions from net investment income	(.23)	-
Net asset value, end of period	$ 20.86	$ 13.23
Total Return B, C	60.52%	(50.85)%
Ratios to Average Net Assets E, H
Expenses before reductions	.51%	.65% A
Expenses net of fee waivers, if any	.51%	.65% A
Expenses net of all reductions	.49%	.64% A
Net investment income (loss)	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 5
Portfolio turnover rate F	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 32.43	$ 34.69	$ 36.82	$ 34.80
Income from Investment Operations
Net investment income (loss) B	.11	.18	.14	.18	.17
Net realized and unrealized gain (loss)	7.38	(15.31)	1.98	5.19	2.11
Total from investment operations	7.49	(15.13)	2.12	5.37	2.28
Distributions from net investment income	(.19)	-	(.07)	(.15)	-
Distributions from net realized gain	-	(4.63)	(4.31)	(7.35)	(.26)
Total distributions	(.19)	(4.63)	(4.38)	(7.50)	(.26)
Net asset value, end of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Total Return A	60.08%	(54.29)%	6.82%	17.70%	6.58%
Ratios to Average Net Assets C, E
Expenses before reductions	.70%	.80%	.83%	.79%	.80%
Expenses net of fee waivers, if any	.70%	.80%	.83%	.79%	.80%
Expenses net of all reductions	.69%	.79%	.82%	.78%	.74%
Net investment income (loss)	.71%	.79%	.40%	.57%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 48	$ 45	$ 85	$ 81	$ 109
Portfolio turnover rate D	161%	142%	199%	168%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Fidelity Value Strategies Fund Class K, the Fund began offering conversion privileges between Fidelity Value Strategies Fund and Fidelity Value Strategies Fund Class K to eligible shareholders of Fidelity Value Strategies Fund. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, January 13, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of November 30, 2009, for the Fund's investment's is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,901
Gross unrealized depreciation	(159,082)
Net unrealized appreciation (depreciation)	$ (73,181)

Tax Cost	$ 1,022,089

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (478,724)
Net unrealized appreciation (depreciation)	$ (73,179)

The tax character of distributions paid was as follows:

	November 30, 2009	November 30, 2008
Ordinary Income	$ 4,690	$ 162,910
Long-term Capital Gains	-	97,987
Total	$ 4,690	$ 260,897

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,218,006 and $1,263,679, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Strategies Fund, as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. The Fund's performance period began October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 417	$ 4
Class T	.25%	.25%	1,451	8
Class B	.75%	.25%	408	306
Class C	.75%	.25%	363	20
			$ 2,639	$ 338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23
Class T	12
Class B*	52
Class C*	1
$ 88

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 559.33
Class T	840.29
Class B	135.33
Class C	560.33
Fidelity Value Strategies Fund	122.33
Fidelity Value Strategies Fund Class K	8.06
Institutional Class	109.26
	$ 2,333

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,726.40%		$ 2

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2009	2008
From net investment income
Class A	$ 1,358	$ -
Class T	1,110	-
Fidelity Value Strategies Fund	1,454	-
Fidelity Value Strategies Fund Class K	93	-
Institutional Class	675	-
Total	$ 4,690	$ -
From net realized gain
Class A	$ -	$ 51,999
Class T	-	105,019
Class B	-	25,669
Class C	-	14,150
Fidelity Value Strategies Fund	-	52,334
Fidelity Value Strategies Fund Class K	-	-
Institutional Class	-	11,726
Total	$ -	$ 260,897

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class A
Shares sold	3,224	3,023	$ 46,221	$ 64,823
Reinvestment of distributions	111	1,948	1,293	49,927
Shares redeemed	(4,033)	(4,836)	(57,211)	(105,361)
Net increase (decrease)	(698)	135	$ (9,697)	$ 9,389
Class T
Shares sold	3,435	2,646	$ 50,815	$ 58,699
Reinvestment of distributions	85	3,696	1,034	97,977
Shares redeemed	(6,709)	(9,540)	(98,956)	(213,568)
Net increase (decrease)	(3,189)	(3,198)	$ (47,107)	$ (56,892)
Class B
Shares sold	187	225	$ 2,407	$ 4,649
Reinvestment of distributions	-	997	-	23,923
Shares redeemed	(2,212)	(3,008)	(27,839)	(59,753)
Net increase (decrease)	(2,025)	(1,786)	$ (25,432)	$ (31,181)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2009 A	2008 B	2009 A	2008B
Class C
Shares sold	325	351	$ 4,318	$ 7,076
Reinvestment of distributions	-	548	-	13,010
Shares redeemed	(804)	(1,248)	(10,375)	(24,494)
Net increase (decrease)	(479)	(349)	$ (6,057)	$ (4,408)
Fidelity Value Strategies Fund
Shares sold	6,464	2,895	$ 114,372	$ 69,030
Conversion to Fidelity Value Strategies Fund Class K	(570)	(442)	(10,835)	(9,969)
Reinvestment of distributions	109	1,772	1,410	50,429
Shares redeemed	(3,891)	(7,099)	(65,772)	(183,412)
Net increase (decrease)	2,112	(2,874)	$ 39,175	$ (73,922)
Fidelity Value Strategies Fund Class K
Shares sold	619	32	$ 11,412	$ 548
Conversion from Fidelity Value Strategies Fund	570	441	10,835	9,969
Reinvestment of distributions	7	-	93	-
Shares redeemed	(314)	(77)	(5,766)	(1,244)
Net increase (decrease)	882	396	$ 16,574	$ 9,273
Institutional Class
Shares sold	718	1,550	$ 10,860	$ 33,396
Reinvestment of distributions	53	399	652	10,889
Shares redeemed	(1,911)	(1,011)	(24,766)	(21,846)
Net increase (decrease)	(1,140)	938	$ (13,254)	$ 22,439

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are for the period December 1, 2008 through August 31, 2009.

B Share transactions for Fidelity Value Strategies Fund Class K are for the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002- 2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 36% of the dividends distributed in December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Value Strategies Fund (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity Value Strategies (retail class), and Class K ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

SOI-K-UANN-0110
1.863335.101

Item 2. Code of Ethics

As of the end of the period, November 30, 2009, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,000	$-	$5,900	$-
Fidelity Advisor Equity Income Fund	$43,000	$-	$5,600	$-
Fidelity Advisor Equity Value Fund	$48,000	$-	$6,200	$-
Fidelity Advisor Growth & Income Fund	$44,000	$-	$4,500	$-
Fidelity Advisor Growth Opportunities Fund	$48,000	$-	$6,400	$-
Fidelity Advisor Large Cap Fund	$44,000	$-	$6,300	$-
Fidelity Advisor Mid Cap Fund	$45,000	$-	$4,700	$-
Fidelity Advisor Strategic Growth Fund	$40,000	$-	$4,500	$-
Fidelity Advisor Value Strategies Fund	$44,000	$-	$9,300	$-

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,000	$-	$5,600	$-
Fidelity Advisor Equity Income Fund	$43,000	$-	$5,600	$-
Fidelity Advisor Equity Value Fund	$46,000	$-	$5,600	$-
Fidelity Advisor Growth & Income Fund	$45,000	$-	$4,500	$-
Fidelity Advisor Growth Opportunities Fund	$47,000	$-	$5,600	$-
Fidelity Advisor Large Cap Fund	$43,000	$-	$4,500	$-
Fidelity Advisor Mid Cap Fund	$44,000	$-	$4,500	$-
Fidelity Advisor Strategic Growth Fund	$39,000	$-	$4,500	$-
Fidelity Advisor Value Strategies Fund	$44,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Fifty Fund, and Fidelity Advisor Small Cap Fund (the "Funds"):

Services Billed by PwC

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$42,000	$-	$5,800	$2,000
Fidelity Advisor Dynamic Capital Appreciation Fund	$42,000	$-	$3,200	$1,900
Fidelity Advisor Fifty Fund	$39,000	$-	$3,200	$1,500
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,200	$3,900

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$43,000	$-	$4,500	$3,100
Fidelity Advisor Dynamic Capital Appreciation Fund	$41,000	$-	$3,900	$2,200
Fidelity Advisor Fifty Fund	$38,000	$-	$3,900	$1,500
Fidelity Advisor Small Cap Fund	$47,000	$-	$3,900	$4,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2009A	November 30, 2008A
Audit-Related Fees	$790,000	$745,000
Tax Fees	$-	$2,000
All Other Fees	$515,000	$470,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	November 30, 2009A	November 30, 2008A
Audit-Related Fees	$2,755,000	$2,360,000B
Tax Fees	$-	$2,000
All Other Fees	$-	$- B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2009 A	November 30, 2008 A
PwC	$4,435,000	$3,330,000B
Deloitte Entities	$1,405,000	$1,435,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 27, 2010